As filed with the Securities and Exchange Commission on April 29, 1998
                                                      Registration Nos. 33-11371
                                                                        811-4982
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ---------------

                                   FORM N-1A
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                    Pre-Effective Amendment No. _________               [ ]

                   Post-Effective Amendment No.     34                  [X]
                                                ---------
                                     and/or
                        REGISTRATION STATEMENT UNDER THE
                       INVESTMENT COMPANY ACT OF 1940                   [ ]

                          Amendment No.     36                          [X]
                                        ----------
                        (Check Appropriate box or boxes)

                                ---------------

                             HEARTLAND GROUP, INC.
               (Exact name of registrant as specified in charter)

          790 NORTH MILWAUKEE STREET
           MILWAUKEE, WISCONSIN                    53202
           (Address of Principal Offices)        (Zip Code)

       Registrant's Telephone Number, including Area Code (414) 347-7777

                        WILLIAM J. NASGOVITZ, President
                           790 NORTH MILWAUKEE STREET
                           MILWAUKEE, WISCONSIN 53202
                    (name and Address of Agent for Service)

                                    Copy to:
                            CONRAD G. GOODKIND, ESQ.
                                Quarles & Brady
                           411 East Wisconsin Avenue
                              Milwaukee, WI 53202

               It is proposed that this filing will become effective (check appropriate box):
                 [_] immediately upon filing pursuant to paragraph (b)
                 [X] on May 1, 1998 pursuant to paragraph (b)
                 [_] 60 days after filing pursuant to paragraph (a)(1)
                 [_] on (date) pursuant to paragraph (a)(1)
                 [_] 75 days after filing pursuant to paragraph (a)(2)
                 [_] on (date) pursuant to paragraph (a)(2) of rule 485

               If appropriate, check the following box:
                 [_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment


                                ---------------

                             HEARTLAND GROUP, INC.
                                   FORM N-1A
                             CROSS-REFERENCE SHEET
                       TO POST-EFFECTIVE AMENDMENT NO. 34
                   _________________________________________

                         HEARTLAND LARGE CAP VALUE FUND
                          HEARTLAND MID CAP VALUE FUND
                           HEARTLAND VALUE PLUS FUND
                   HEARTLAND U.S. GOVERNMENT SECURITIES FUND
                      HEARTLAND SMALL CAP CONTRARIAN FUND
                              HEARTLAND VALUE FUND

Form N-1A
Item No.                                                   Prospectus Heading
--------                                                   ------------------
              PART A
1.      Cover Page...................................      Cover Page
2.      Synopsis.....................................      Fund Expenses
3.      Condensed Financial
        Information..................................      Financial Highlights
4.      General Description of
        Registrant...................................      Description of Fund Shares; Investment Objectives and Policies;
                                                           Appendix A - Asset Composition
5.      Management of the Fund.......................      The Funds and the Heartland Organization;
                                                           How to Buy Shares; Net Asset Value
                                                           Calculation; Portfolio Transactions
5A.     Management's Discussion
        of Fund Performance..........................      Not applicable.  See Annual Report
6.      Capital Stock and Other
        Securities...................................      Description of Fund Shares; Dividends,
                                                           Capital Gains Distributions and Taxes;
                                                           Shareholder Services
7.      Purchase of Securities Being
        Offered......................................      How to Buy Shares; Net Asset Value Calculation;
                                                           How to Redeem Shares
8.      Redemption or Repurchase.....................      How to Redeem Shares
9.      Pending Legal Proceedings....................      None

              PART B
10.     Cover Page...................................      Cover Page
11.     Table of Contents............................      Cover Page
12.     General Information and
        History......................................      Introduction to the Funds
13.     Investment Objectives and
        Policies.....................................      Investment Policies and Methods; Investment
                                                           Restrictions; Appendix A - Securities Ratings
14.     Management of the Fund.......................      Management
15.     Control Persons and Principal
        Holders of Securities........................      Control Persons and Principal Holders of Securities
16.     Investment Advisory and
        Other Services...............................      The Investment Advisor
17.     Brokerage Allocation.........................      Portfolio Transactions
18.     Capital Stock and Other
        Securities...................................      Description of Shares
19.     Purchase, Redemption and
        Pricing of Securities
        Being Offered................................      Determination of Net Asset Value Per Share
20.     Tax Status...................................      Tax Status
21.     Underwriters.................................      Distribution of Shares
22.     Calculation of Performance
        Data.........................................      Performance Information
23.     Financial Statements.........................      Financial Statements

                        HEARTLAND LARGE CAP VALUE FUND
                          HEARTLAND MID CAP VALUE FUND
                           HEARTLAND VALUE PLUS FUND
                   HEARTLAND U.S. GOVERNMENT SECURITIES FUND
                      HEARTLAND SMALL CAP CONTRARIAN FUND
                              HEARTLAND VALUE FUND

                                   Prospectus

                                  May 1, 1998

Heartland Large Cap Value Fund, Heartland Mid Cap Value Fund, Heartland Value Plus Fund, Heartland U.S. Government Securities Fund, Heartland Small Cap Contrarian Fund, and the Heartland Value Fund (collectively, the "Funds") are separate mutual fund portfolios of Heartland Group, Inc. ("Heartland"). This Prospectus contains information you should know about the Funds before you invest. Please keep it for reference. A Statement of Additional Information for the Funds (dated May 1, 1998) has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus. It is available at no charge by calling the Funds' investment advisor and distributor, Heartland Advisors, Inc. ("Heartland Advisors"), at 1-800-432-7856 or (414) 289-7000.


LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

INVESTMENT SUMMARY

HEARTLAND LARGE CAP VALUE FUND'S investment objective is long-term capital appreciation. The Fund seeks to achieve its objective through value investing in large cap stocks, those of companies with market capitalizations over $1 billion.

HEARTLAND MID CAP VALUE FUND'S investment objective is long-term capital appreciation. The Fund seeks to achieve its objective through value investing in mid-cap stocks, those of companies with market capitalizations between $750 million and $5 billion.

HEARTLAND VALUE PLUS FUND'S investment objectives are capital appreciation and current income. The Fund seeks to achieve its objectives primarily through investment in income-producing equity securities of smaller companies selected on a value basis, and the Fund may also invest in debt securities.

HEARTLAND U.S. GOVERNMENT SECURITIES FUND'S investment objectives are a high level of current income, liquidity and safety of principal.

HEARTLAND SMALL CAP CONTRARIAN FUND'S investment objective is maximum long-term growth. The Fund seeks to achieve its objective through aggressive, yet flexible, value investing in small company stocks. The Small Cap Contrarian Fund is closed to new accounts.

HEARTLAND VALUE FUND'S investment objective is long-term capital appreciation. The Fund seeks to achieve its objective through investment in small company stocks selected on a value basis. The Value Fund is closed to new accounts.

TABLE OF CONTENTS
Fund Expenses                                          4
Financial Highlights                                   5
Investment Objectives and Policies                    11
How to Buy Shares                                     24
How to Redeem Shares                                  27
Shareholder Services                                  30
Dividends, Capital Gains Distributions and Taxes      32
The Funds and the Heartland Organization              33
The Distribution Plan                                 35
Net Asset Value Calculation                           36
Description of Fund Shares                            36
Portfolio Transactions                                37
Performance Information                               37

FUND EXPENSES

The expense summary format below was developed for use by all mutual funds to help you make your investment decisions. Of course, you should consider this expense information along with other important information, including each Fund's investment objective and performance.


                                        LARGE CAP         MID CAP         VALUE          U.S. GOVT.        SMALL CAP       VALUE
                                          VALUE            VALUE          PLUS           SECURITIES        CONTRARIAN
SHAREHOLDER TRANSACTION EXPENSES
Sales load on purchases                   None             None           None              None              None          None

Sales load on reinvested dividends        None             None           None              None              None          None

Exchange fees                             None             None           None              None              None          None

Redemption fees /(1)/                     None             None           None              None              None          None

ANNUAL FUND OPERATING EXPENSES (AS A
 PERCENTAGE OF AVERAGE NET ASSETS)

Management fees (after waivers)          0%/(2)/          .75%              .70%            .25%/(3)/         .75%          .75%

Rule 12b-1 fees (after waivers)          0%/(2)/          .25%              .25%            .25%              .25%          .25%

Other expenses (after
 reimbursement)                          0%/(2)/          .25%/(4)/         .17%            .30%              .30%          .12%

TOTAL FUND OPERATING EXPENSES            0%/(2)/         1.25%/(4)/        1.12%            .80%/(3)/        1.30%         1.12%



(1) The Agent charges a wire fee for the return of redemption proceeds requested by wire transfer. The fee is currently $12.00. See "HOW TO REDEEM SHARES."

(2) The Annual Fund Operating Expenses shown in the table for the Large Cap Value Fund give effect to Heartland Advisors' voluntary undertaking to waive the entire management and Rule 12b-1 fees and to reimburse all other expenses. Without such waivers and reimbursement, the Management fee, Rule 12b-1 fees and Other Expenses for 1997 would have been .75%, .25% and 1.00%, respectively, for a total of 2.00%. Heartland Advisors expects to continue the waivers and reimbursement for the current fiscal year; however, it may reinstate all or a portion of such fees or discontinue reimbursement at any time.

(3) The expense information for the U.S. Government Securities Fund has been restated to give effect to the voluntary waiver by Heartland Advisors of a portion of its Management fee equal to 0.40 of 1% of average net assets. Without any waivers, the Management fees and Total Fund Operating Expenses for 1997 would have been .65% and 1.20% of average net assets, respectively. Heartland Advisors expects to continue the waivers and reimbursement for the current fiscal year; however, it may reinstate all or a portion of such fees or discontinue reimbursement at any time.

(4) The expense information for the Mid Cap Value Fund has been restated to give effect to Heartland Advisors' voluntary undertaking to reimburse the Fund to the extent that annual Total Fund Operating Expenses would exceed 1.25%. Without this reimbursement, Other Expenses and Total Fund Operating Expenses for 1997 would have been .32% and 1.32% of average assets, respectively. Heartland Advisors expects to continue the reimbursement for the current fiscal year; however, it may discontinue such reimbursement at any time.

EXAMPLE


You would pay the following expenses on a $1,000 investment, assuming:

(1) 5% annual return; (2) redemption at the end of each time period; and (3) the voluntary fee waivers and expense reimbursements discussed above:


                  LARGE CAP       MID CAP        VALUE           U.S. GOVT.        SMALL CAP         VALUE
                    VALUE          VALUE          PLUS           SECURITIES       CONTRARIAN
One year             $0            $ 13           $ 11               $ 8            $ 13            $ 11
Three years          $0            $ 40           $ 36               $26            $ 41            $ 36
Five years           $0            $ 69           $ 62               $44            $ 71            $ 62
Ten years            $0            $151           $136               $99            $157            $136

The purpose of this expense information is to assist in understanding the various costs and expenses an investor will bear directly or indirectly in each of the Funds. More detailed information concerning these expenses is set forth in the sections of this Prospectus entitled "How To Buy Shares," "The Distribution Plan" and "The Funds and the Heartland Organization." THE ABOVE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS

The following Financial Highlights table has been examined by Price Waterhouse LLP, independent public accountants, with respect to the fiscal year ended December 31, 1997, whose reports on the financial statements of the Large Cap Value, Mid Cap Value, Value Plus, U.S. Government Securities, Small Cap Contrarian and Value Funds for the fiscal year ended December 31, 1997 are included in the Funds' Annual Report to Shareholders for such period, and incorporated by reference into the Statement of Additional Information. The Financial Highlights table has been examined by Arthur Andersen LLP, independent public accountants, with respect to the fiscal years ended December 31, 1988, December 31, 1989, December 31, 1990, December 31, 1991, December 31, 1992, December 31, 1993, December 31, 1994, December 31, 1995 and December 31, 1996. The table should be read in conjunction with the audited financial statements and related notes appearing in the Funds' Annual Report, which are incorporated by reference into the Statement of Additional Information. Additional information about the Funds' performance is contained in the Annual Report, which may be obtained without charge by writing or calling Heartland
Advisors.

FINANCIAL HIGHLIGHTS


                                                     Large Cap Value Fund                       Mid Cap Value Fund
                                             ------------------------------------------  -------------------------------------------
                                               Year ended      Oct. 11,1996(1) through       Year ended     Oct. 11, 1996(1) through
                                              Dec. 31, 1997        Dec. 31, 1996            Dec. 31, 1997        Dec. 31, 1996
                                             ---------------   ------------------------  ------------------ ------------------------
Per Share Data
Net asset value, beginning of period.....    $    10.50            $    10.00                 $    10.66          $    10.00
Income from investment operations:
  Net investment income..................          0.11                    --                       0.05                  --
  Net realized and unrealized gains
    on investments.......................          2.28                  0.50                       2.38                0.66
                                             ----------            ----------                 ----------          ----------
    Total income from investment
      operations.........................          2.39                  0.50                       2.43                0.66
Less distributions from:
  Net investment income..................         (0.11)                   --                      (0.05)                 --
  Net realized gains on investments......         (0.48)                   --                      (0.26)                 --
                                             ----------            ----------                 ----------          ----------
    Total distributions..................         (0.59)                   --                      (0.31)                 --
                                             ----------            ----------                 ----------          ----------
Net asset value, end of period...........    $    12.30            $    10.50                 $    12.78          $    10.66
                                             ==========            ==========                 ==========          ==========
Total Return.............................         22.9%(6)               5.0%(2)                   22.8%(6)             6.6%(2)
Ratios and Supplemental Data
  Net assets, end of period
    (in thousands).......................    $    7,665            $    2,441                 $   36,558          $    6,934
  Ratio of net expenses to average
    net assets...........................         1.36%(4)              2.73%(3)                   1.29%(4)            1.94%(3)
  Ratio of net investment income (loss)
    to average net assets................         1.14%(4)            (0.25)%(3)                   0.54%(4)          (0.16)%(3)
  Portfolio turnover rate................           30%                    1%                        48%                  4%
  Average commission rate per share......    $    0.0666           $    0.0668                $    0.0678         $   0.0675

(1) Commencement of operations.
(2) Not annualized.
(3) Annualized.
(4) If there had been no expense reimbursement or management fee waiver by the Advisor, the ratio of net expenses to average net assets for the year ended December 31, 1997 would have been 2.00% for the Large Cap Value Fund and 1.32% for the Mid Cap Value Fund and the ratio of net investment income to average net assets would have been 0.50% and 0.51%, respectively.

FINANCIAL HIGHLIGHTS

                                                                                    Value Plus Fund
                                                   -------------------------------------------------------------------------------
                                                                 For the year ended December 31,     Oct. 26, 1993(1) through
                                                       1997          1996        1995          1994       Dec. 31, 1993
                                                   -------------------------------------------------------------------------------
Per Share Data
Net asset value, beginning of period.......        $   13.73      $  11.17     $   9.53       $ 10.45       $ 10.00
Income (loss) from investment operations:
 Net investment income.....................             0.48          0.38         0.41          0.41          0.07
 Net realized and unrealized gains
   (losses) on investments.................             3.66          3.33         1.89         (0.92)         0.45
                                                   ---------      --------     --------       -------       -------
   Total income (loss) from investment
    operations.............................             4.14          3.71         2.30         (0.51)         0.52
Less distributions from:
 Net investment income.....................            (0.48)        (0.38)       (0.41)        (0.41)        (0.07)
 Net realized gains on investments.........            (1.26)        (0.77)       (0.25)           --            --
                                                   ---------      --------     --------       -------       -------
   Total distributions.....................            (1.74)        (1.15)       (0.66)        (0.41)        (0.07)
                                                   ---------      --------     --------       -------       -------
Net asset value, end of period.............        $   16.13      $  13.73     $  11.17       $  9.53       $ 10.45
                                                   =========      ========     ========       =======       =======
Total Return(4)............................             30.6%         33.8%        24.4%        (4.9)%          5.2%
Ratios and Supplemental Data
Net assets, end of period
   (in thousands)..........................        $ 336,281      $ 66,582     $ 19,123       $ 9,884       $ 5,811
 Ratio of net expenses to average
   net assets..............................             1.12%         1.45%        1.54%         1.80%         1.30%(3)
 Ratio of net investment income
   to average net assets...................             3.32%         3.23%        3.90%         4.39%         6.52%(3)
 Portfolio turnover rate...................               74%           73%         150%          127%            6%
 Average commission rate per share(5)......        $  0.0657      $ 0.0573          N/A           N/A           N/A

(1) Commencement of operations.
(2) Not annualized.
(3) Annualized.
(4) The contingent deferred sales charge in effect for the Fund prior to June 1, 1994 is not reflected in Total Return as set forth in the table.
(5) Disclosure of average commission rate per share was not required prior to the year ended December 31, 1996.

FINANCIAL HIGHLIGHTS

                                                                           U.S. Government Securities Fund
                                                  -------------------------------------------------------------------------------
                                                                           For the year ended December 31,
                                                  1997       1996        1995         1994        1993        1992        1991
                                                  -------------------------------------------------------------------------------
Per Share Data
Net asset value, beginning of year............ $  9.54    $  9.96     $  8.91      $  10.50    $  9.93     $  9.97     $  9.39
Income (loss) from investment operations:
  Net investment income.......................    0.58       0.59        0.60          0.59       0.56        0.66        0.69
  Net realized and unrealized gains
    (losses) on investments...................    0.31      (0.42)       1.05         (1.59)      1.18        0.30        0.83
                                               -------    -------     -------      --------    -------     -------     -------
    Total income (loss) from investment
      operations..............................    0.89       0.17        1.65         (1.00)      1.74        0.96        1.52
Less distributions from:
  Net investment income.......................   (0.58)     (0.59)      (0.60)        (0.59)     (0.56)      (0.66)      (0.69)
  Net realized gains on investments...........    --         --          --            --        (0.61)      (0.34)      (0.25)
                                               -------    -------     -------      --------    -------     -------     -------
    Total distributions.......................   (0.58)     (0.59)      (0.60)        (0.59)     (1.17)      (1.00)      (0.94)
                                               -------    -------     -------      --------    -------     -------     -------
Net asset value, end of year.................. $  9.85    $  9.54     $  9.96      $   8.91    $ 10.50     $  9.93     $  9.97
                                               =======    =======     =======      ========    =======     =======     =======
Total Return(1)...............................    9.7%       2.0%       19.0%         (9.6)%     17.8%       10.1%       17.0%
Ratios and Supplemental Data
  Net assets, end of year
    (in thousands)............................ $48,562    $51,713     $66,261       $64,807    $66,789     $28,378     $29,101
  Ratio of net expenses to average
    net assets(2).............................   0.87%      1.06%       1.07%         1.07%      1.06%       0.92%       0.92%
  Ratio of net investment income
    to average net assets(2)..................   6.12%      6.36%       6.31%         6.30%      5.09%       6.71%       7.06%
  Portfolio turnover rate.....................    143%        30%         97%           95%       200%        149%        185%


                                              U.S. Government Securities Fund
                                              --------------------------------
                                               For the year ended December 31,
                                                  1990       1989        1988
                                              --------------------------------
Per Share Data
Net asset value, beginning of year............ $  9.25    $  9.04     $  9.22
Income (loss) from investment operations:
  Net investment income.......................    0.73       0.77        0.76
  Net realized and unrealized gains
    (losses) on investments...................    0.14       0.21       (0.18)
                                               -------    -------     -------
    Total income (loss) from investment
      operations..............................    0.87       0.98        0.58
Less distributions from:
  Net investment income.......................   (0.73)     (0.77)      (0.76)
  Net realized gains on investments...........      --         --          --
                                               -------    -------     -------
    Total distributions.......................   (0.73)     (0.77)      (0.76)
                                               -------    -------     -------
Net asset value, end of year.................. $  9.39    $  9.25     $  9.04
                                               =======    =======     =======
Total Return(1)...............................   10.0%      11.3%        6.4%
Ratios and Supplemental Data
  Net assets, end of year
    (in thousands)............................ $16,424    $11,595     $12,414
  Ratio of net expenses to average
    net assets(2).............................    0.86%      0.89%       0.95%
  Ratio of net investment income
    to average net assets(2)..................    7.98%      8.45%       8.25%
  Portfolio turnover rate.....................     127%       142%        136%

(1) The contingent deferred and initial sales charges in effect for the Fund prior to June 1, 1994 are not reflected in Total Return as set forth in the table.
(2) If there had been no expense reimbursement or management fee waiver by the Advisor, the ratios of net expenses to average net assets for the years ended December 31, 1997, 1996, 1995, 1994, 1993, 1992, 1991, 1990, 1989, and
    1988, would have been 1.20%, 1.21%, 1.22%, 1.22%, 1.21%, 1.22%, 1.32%,
    1.48%, 1.54%, and 1.55%, respectively, and the ratios of net investment income to average net assets would have been 5.79%, 6.21%, 6.16%, 6.15%, 4.94%, 6.41%, 6.66%, 7.36%, 7.80%, and 7.65%, respectively.

FINANCIAL HIGHLIGHTS

                                                                 Small Cap Contrarian Fund
                                                ---------------------------------------------------------------
                                                 For the year ended December 31,            April 27, 1995(1)
                                                      1997            1996                through Dec. 31, 1995
                                                ---------------------------------------------------------------
Per Share Data
Net asset value, beginning of period..........       $  13.40        $  11.79                  $  10.50
Income from investment operations:
 Net investment income........................           0.04            0.02                      0.03
 Net realized and unrealized gains
   on investments.............................           1.77            2.20                      2.05
                                                     --------        --------                  --------
   Total income from investment
    operations................................           1.81            2.22                      2.08
Less distributions from:
 Net investment income........................          (0.05)          (0.02)                    (0.03)
 Net realized gains on investments............          (2.52)          (0.59)                    (0.26)
                                                     --------        --------                  --------
   Total distributions........................          (2.57)          (0.61)                    (0.29)
                                                     --------        --------                  --------
Net asset value, end of period................       $  12.64        $  13.40                  $  11.79
                                                     ========        ========                  ========
Total Return..................................           13.7%           18.9%                     20.8%(2)
Ratios and Supplemental Data
 Net assets, end of period
   (in thousands).............................       $ 276,642       $ 263,011                 $  85,549
 Ratio of operating expenses to average
   net assets.................................           1.30%           1.30%                     1.44%(3)
 Ratio of interest expense and dividends on
   short positions to average net assets......           0.05%           0.02%                     0.00%(3)
 Ratio of net investment income (loss)
   to average net assets......................           0.24%           0.19%                     1.01%(3)
 Portfolio turnover rate......................            103%             57%                       45%
 Average commission rate per share(4).........       $ 0.0445        $ 0.0464                        N/A

(1) Commencement of operations.  (2) Not annualized.  (3) Annualized.
    (4) Disclosure of average commission rate per share was not required prior to the year ended December 31, 1996.

FINANCIAL HIGHLIGHTS

                                                                                   Value Fund
                                                          ---------------------------------------------------------------
                                                                           For the year ended December 31,
                                                            1997          1996          1995          1994          1993
                                                          ---------------------------------------------------------------
PER SHARE DATA
Net asset value, beginning of year.....................   $ 31.65       $ 27.95       $ 22.72       $ 23.22      $  20.41
Income (loss) from investment operations:
    Net investment income..............................      0.17          0.06          0.13         (0.09)        (0.12)
    Net realized and unrealized gains
      (losses) on investments..........................      7.09          5.78          6.63          0.47          3.95
                                                          -------       -------       -------       -------      --------
      Total income (loss) from investment
        operations.....................................      7.26          5.84          6.76          0.38          3.83
Less distributions from:
    Net investment income..............................     (0.17)        (0.06)        (0.13)           --            --
    Net realized gains on investments..................     (4.87)        (2.08)        (1.40)        (0.88)        (1.02)
                                                          -------       -------       -------       -------      --------
      Total distributions..............................     (5.04)        (2.14)        (1.53)        (0.88)        (1.02)
                                                          -------       -------       -------       -------      --------
Net asset value, end of year...........................   $ 33.87       $ 31.65       $ 27.95       $ 22.72      $  23.22
                                                          =======       =======       =======       =======      ========
TOTAL RETURN(1)........................................     23.2%         21.0%         29.8%          1.7%         18.8%
RATIOS AND SUPPLEMENTAL DATA
    Net assets, end of year
      (in thousands)...................................   $ 2,126,715   $ 1,626,760   $ 1,190,926   $ 339,364    $ 186,518
Ratio of net expenses to average
      net assets.......................................      1.12%         1.23%         1.29%         1.39%         1.51%
Ratio of net investment income (loss)
      to average net assets............................      0.49%         0.22%         0.61%       (0.52)%       (0.71)%
Portfolio turnover rate................................        55%           31%           31%           35%           51%
Average commission rate per share(2)...................   $ 0.0537      $ 0.0530           N/A           N/A           N/A

                                                                                   Value Fund
                                                          --------------------------------------------------------------
                                                                           For the year ended December 31,
                                                            1992          1991          1990          1989          1988
                                                          ---------------------------------------------------------------
PER SHARE DATA
Net asset value, beginning of year.....................   $ 16.06       $ 11.32       $ 13.82       $ 14.35      $  11.74
Income (loss) from investment operations:
    Net investment income..............................     (0.09)        (0.08)         0.02          0.13          0.13
    Net realized and unrealized gains
      (losses) on investments..........................      6.91          5.66         (2.38)         0.81          3.04
                                                          -------       -------       -------       -------      --------
      Total income (loss) from investment
        operations.....................................      6.82          5.58         (2.36)         0.94          3.17
Less distributions from:
    Net investment income..............................        --            --         (0.02)        (0.13)        (0.13)
    Net realized gains on investments..................     (2.47)        (0.84)        (0.12)        (1.34)        (0.43)
                                                          -------       -------       -------       -------      --------
      Total distributions..............................     (2.47)        (0.84)        (0.14)        (1.47)        (0.56)
                                                          -------       -------       -------       -------      --------
Net asset value, end of year...........................   $ 20.41       $ 16.06       $ 11.32       $ 13.82      $  14.35
                                                          =======       =======       =======       =======      ========
TOTAL RETURN(1)........................................     42.5%         49.4%       (17.1)%          6.6%         27.1%
RATIOS AND SUPPLEMENTAL DATA
    Net assets, end of year
      (in thousands)...................................   $ 48,391      $ 29,880      $ 19,943      $ 30,798     $ 28,499
Ratio of net expenses to average
      net assets.......................................      1.48%         1.69%         1.74%         1.65%        1.71%
Ratio of net investment income (loss)
      to average net assets............................    (0.49)%       (0.54)%         0.14%         0.86%        0.85%
Portfolio turnover rate................................        76%           79%           76%           88%          50%
Average commission rate per share(2)...................        N/A           N/A           N/A           N/A          N/A

(1) The contingent deferred and initial sales charges in effect for the Fund prior to June 1, 1994 are not reflected in Total Return as set forth in the table.
(2) Disclosure of average commission per share was not required prior to the year ended December 31, 1996.

INVESTMENT OBJECTIVES AND POLICIES

INVESTMENT OBJECTIVES. The investment objectives of each of the Funds are fundamental and may not be changed without shareholder approval. The investment policies of the Funds, unless otherwise specified, are not fundamental policies, and therefore may be changed by the affirmative vote of a majority of the directors of Heartland. In view of the risks inherent in all investments in securities, there is no assurance that the investment objectives of the Funds will be achieved.

The LARGE CAP VALUE FUND seeks long-term capital appreciation through value investing in large companies.

The MID CAP VALUE FUND seeks long-term capital appreciation through value investing in mid-size companies.

The VALUE PLUS FUND'S investment objectives are capital appreciation and current income. In pursuit of its objectives, the Fund seeks a yield that exceeds the yield of securities comprising the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500").

The U.S. GOVERNMENT SECURITIES FUND'S investment objectives are a high level of current income, liquidity and safety of principal.

The SMALL CAP CONTRARIAN FUND'S investment objective is maximum long-term growth. The Fund seeks to take advantage of both rising and, to a lesser degree, declining markets.

The VALUE FUND seeks long-term capital appreciation through value investing in small companies.






HEARTLAND'S VALUE CRITERIA FOR INVESTING IN STOCKS

In selecting equity securities for the Small Cap Contrarian, Value, Mid Cap Value, Large Cap Value and Value Plus Funds, Heartland Advisors considers whether the security is undervalued relative to a set of factors, including:

 . price/earnings ratio          . management capabilities
 . market price to book value    . undervalued assets
 . price/cash flow ratio         . potential for favorable developments
 . earnings growth               . insider and institutional ownership
 . long-term debt/capital        . technical analysis

WHAT IS MEANT BY MARKET CAP?

"Market Cap" (market capitalization) is a measure of the value of a company's equity as determined by multiplying the company's current stock price by the number of shares it has outstanding. While every equity investment involves some degree of risk, in general, companies with larger market capitalizations tend to be more established and their securities may have greater liquidity and may be subject to lower volatility than those of smaller companies.

Investments in equity securities of companies with smaller market capitalizations may involve a higher degree of risk than investments in the general equity markets. However, Heartland Advisors believes that the relative lack of attention from investment analysts and institutional investors to small and mid-cap companies may result in opportunities to purchase the securities of those companies at attractive valuations. In general, the prices of small and mid-cap companies may be more volatile than those of larger companies, the securities of smaller companies may have less market liquidity, and smaller companies may be more likely to be adversely affected by poor economic or market conditions.

It is anticipated that certain of the portfolio securities held by the Small Cap Contrarian Fund, the Value Fund, Value Plus Fund and, to a more limited extent, the Mid Cap Value Fund may not be widely traded and that a Fund's position in such securities may be substantial in relation to the market for such securities. Accordingly, it may be difficult at times for the Fund to dispose of such securities at prevailing market prices in order to meet redemptions or other cash needs.


LARGE CAP VALUE FUND

The Large Cap Value Fund seeks to achieve long-term capital appreciation by investing in attractively priced companies with market capitalizations over $1 billion. Under normal market conditions, the Fund will invest at least 65% of its total assets in equity securities of companies with market capitalizations in excess of $1 billion selected on a value basis. Heartland Advisors' value parameters for investing in stocks are discussed under "Heartland's Value Criteria for Investing in Stocks." While the Fund will also invest in securities that do not produce income, Heartland Advisors generally will look for securities with relatively higher dividend yields when selecting securities it considers undervalued for the Large Cap Value Fund.

Equity securities in which the Fund may invest include common stock, preferred stock, convertible debt, warrants or other securities exchangeable for shares of common stock, and other equity securities, including real estate investment trusts. The Large Cap Value Fund may also invest up to 35% of its total assets in debt securities, including up to 15% of its total assets which may be invested in non-investment grade debt securities, provided the Fund may not invest in securities rated below B, or judged by Heartland Advisors to be of comparable quality, at the time of purchase. For information regarding non-investment grade securities, see "Investment Quality."

As a matter of fundamental policy, the Large Cap Value Fund will not purchase the securities of any issuer if, as a result: (i) with respect to 75% of the Fund's total assets, more than 5% of its total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer; or (ii) more than 25% of its assets would be concentrated in any one industry. These limitations do not apply to U.S. government securities.

MID CAP VALUE FUND

The Mid Cap Value Fund seeks to achieve long-term capital appreciation through investing in mid-size companies that are attractively priced. Under normal market conditions, the Fund will invest at least 65% of its total assets in equity securities of companies with market capitalizations between $750 million and $5 billion selected on a value basis. Heartland Advisors' value criteria for investing in stocks are discussed above. In addition, Heartland Advisors will consider a relatively higher dividend yield as a favorable factor in selecting equity securities for the Mid Cap Value Fund.

Equity securities in which the Fund may invest include common stock, preferred stock, convertible debt, warrants or other securities exchangeable for shares of common stock, and other equity securities, including real estate investment trusts. The Mid Cap Value Fund may also invest up to 35% of its total assets in debt securities, including up to 15% of its total assets which may be invested in non-investment grade debt securities, provided the Fund may not invest in securities rated below B, or judged by Heartland Advisors to be of comparable quality, at the time of purchase. For information regarding non-investment grade securities, see "Investment Quality."

As a matter of fundamental policy, the Mid Cap Value Fund will not purchase the securities of any issuer if, as a result: (i) with respect to 75% of the Fund's total assets, more than 5% of its total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer; or (ii) more than 25% of its assets would be concentrated in any one industry. These limitations do not apply to U.S. government securities.

VALUE PLUS FUND

To achieve its objectives, the Value Plus Fund primarily invests in income-producing equity securities of smaller companies, those with market capitalizations of less than $750 million. The Fund seeks a yield that is greater than the yield of the S&P 500. The Fund expects to realize income from dividends earned on equity investments and interest earned on debt securities.

Under normal market conditions, the Value Plus Fund will invest at least 65% of its total assets in equity securities of value companies selected by Heartland Advisors in accordance with the factors listed under "Heartland's Value Criteria for Investing in Stocks" above.

While the Value Plus Fund may invest in securities of companies with market capitalizations in excess of $750 million, a majority of the Fund's investments will be in stocks with smaller market capitalizations. As of March 31, 1998, the median market capitalization of the companies in the Value Plus Fund's portfolio was approximately $168 million, with a weighted average market capitalization for the Fund's portfolio of approximately $556 million.

Equity securities in which the Fund may invest include common stock, convertible debt, preferred stock, warrants or other securities exchangeable for shares of common stock, and other equity securities, including real estate investment trusts. Heartland Advisors attempts to reduce the volatility of the Fund relative to the S&P 500 through the income-producing features of the Fund; however, there is no assurance the Fund will achieve this goal.

The Value Plus Fund may invest up to 35% of its total assets in debt securities, including up to 25% of its assets in non-investment grade debt securities, provided that the Fund may not invest in securities rated below B, or judged by Heartland Advisors to be of comparable quality, at the time of purchase. See "Investment Quality." While Heartland Advisors will look to the conversion feature of convertible debt securities and consider them as "equity securities," those securities will be subject to the above 25% limitation on investments in non-investment grade securities.

As a matter of fundamental policy, the Value Plus Fund will not purchase the securities of any issuer if, as a result: (i) the Fund would own more than 10% of the outstanding voting securities of such issuer; (ii) with respect to 75% of the Fund's total assets, more than 5% of its total assets would be invested in such issuer; (iii) with respect to its total portfolio, more than 10% of the total assets would be invested in such issuer; or (iv) more than 25% of its assets would be concentrated in any one industry. These limitations do not apply to U.S. government securities.

U.S. GOVERNMENT SECURITIES FUND

As a fundamental policy, the U.S. Government Securities Fund will invest at least 65% of its total assets in obligations issued or guaranteed by the U.S. government or by its agencies or instrumentalities ("U.S. Government securities"). Under normal market conditions and with the exception of those assets invested in short-term liquid reserves or options and futures, the Fund intends to invest all of its assets in U.S. Government securities.

Some U.S. Government securities, such as Treasury bills, notes and bonds and securities guaranteed by the Government National Mortgage Association ("GNMA") are supported by the full faith and credit of the United States. Others, such as obligations of the Federal Home Loan Banks and Tennessee Valley Authority, are backed by the right of the issuer to borrow from the Treasury. Still others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations. In addition, obligations of certain agencies or instrumentalities, such as those of the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality issuing the obligations. Current market prices for U.S. Government securities are not guaranteed and the value of such securities will fluctuate.

Heartland Advisors buys and sells securities after considering economic conditions, liquidity factors and interest rate trends. Heartland Advisors also considers certain factors, including sector rotation, security selection, duration management and yield curve positioning in its value-based investment process for the Fund. It may be expected that a decline in interest rates generally will increase the value of securities held by the U.S. Government Securities Fund, and an increase in interest rates will generally have the opposite effect. Thus, interest rate fluctuations will affect the value of the Fund's portfolio and, as a result, the Fund's net asset value per share. The impact of interest rate fluctuations on fixed income securities is often referred to as "market risk." The Fund may employ hedging techniques to reduce the effects of such interest rate fluctuations; however, there can be no assurance that such techniques will be successful.

Although there are no duration restrictions for the Fund or the individual obligations in its portfolio, under normal market conditions, it is anticipated that the Fund will maintain an average portfolio duration within three to six years.

SMALL CAP CONTRARIAN FUND

The Small Cap Contrarian Fund is closed to new accounts. Existing shareholders of the Small Cap Contrarian Fund, certain employee benefit plans and certain financial advisers and planners may continue to purchase additional shares. See "How to Buy Shares." The Fund may resume sales to new investors at some future date, but it has no present intention to do so.

The Small Cap Contrarian Fund seeks to achieve maximum long-term growth by aggressive, yet flexible, value investing in smaller companies that are attractively priced. The Fund seeks to take advantage of both rising and, to a lesser degree, declining markets. Under normal market conditions, at least 65% of the Fund's total assets will be invested in equity securities of smaller companies with market capitalizations of less than $750 million.

The Small Cap Contrarian Fund takes an aggressive investment approach and may be appropriate for investors who seek potentially high long-term returns, have an investment horizon of at least three years, and are willing to accept certain risks, including risks of short selling, futures and options, foreign securities, leverage and potentially significant short-term fluctuations in the Fund's share price. See "Other Investment Policies, Practices and Risk Factors of the Funds."

The Fund focuses its investments primarily on equity securities of smaller companies whose potential values generally have been overlooked by other investors. Such companies include attractively priced, viable businesses that have not yet been discovered or become popular, previously unpopular companies having appreciation potential due to changed circumstances, companies that have declined in value and no longer command an investor following, and previously popular companies temporarily out of favor due to short-term factors. Heartland Advisors will consider the factors listed under "Heartland's Value Criteria for Investing in Stocks" when selecting companies for the Fund's portfolio. As of March 31, 1998, the median market capitalization of the companies in which the Fund had a long position was approximately $57 million, with a weighted average market capitalization of about $256 million.

Equity securities in which the Fund may invest include common stock, convertible debt, preferred stock, warrants or other securities exchangeable for shares of common stock, and other equity securities, including real estate investment trusts. The Small Cap Contrarian Fund may invest up to, but less than, 35% of its total assets in debt securities, including lower-quality, high-yielding debt securities. The Fund may buy debt securities of all types and qualities issued by both domestic and foreign issuers. For information regarding the risks associated with investing in lower-quality securities, see "Investment Quality."

As a matter of fundamental policy, the Small Cap Contrarian Fund will not purchase the securities of any issuer if, as a result: (i) with respect to 75% of the Fund's total assets, more than 5% of its total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer; or (ii) more than 25% of its assets would be concentrated in any one industry. These limitations do not apply to U.S. government securities. The aggressive investment techniques in which the Small Cap Contrarian Fund may engage may entail risks not encountered by the average mutual fund. Some techniques, such as short sales, the use of put and call options and futures, investments in foreign securities, leverage and short-term trading, may be considered speculative and may also result in higher operating expenses. See "Other Investment Policies and Practices of the Funds."

VALUE FUND

The Value Fund is closed to new accounts. Existing shareholders of the Value Fund and certain employee benefit plans may continue to purchase additional shares. See "How to Buy Shares." The Fund may resume sales to new investors at some future date, but it has no present intention to do so.

To achieve long-term capital appreciation, the Value Fund invests primarily in equity securities of small companies with market capitalizations of less than $750 million selected on a value basis. The Value Fund will invest at least 65% of its total assets in equity securities of value companies as determined by

Heartland Advisors in accordance with the factors listed under "Heartland's Value Criteria for Investing in Stocks."

While the Value Fund may invest in securities of companies with market capitalizations in excess of $750 million, a majority of the Fund's investments will be in stocks with smaller market capitalizations. As of March 31, 1998, the median market capitalization of the companies in the Value Fund's portfolio was approximately $104 million, with a weighted average market capitalization for the Fund's portfolio of approximately $537 million. The Value Fund may also invest in convertible securities and debt securities rated B or above or judged by Heartland Advisors to be of comparable quality, and warrants, each up to 5% of the Fund's net assets.

As a matter of fundamental policy, the Value Fund will not purchase the securities of any company if, as a result: (i) it would own more than 10% of the outstanding voting securities of such company; (ii) such holdings would amount to more than 5% of the Value Fund's total assets; or (iii) more than 25% of its assets would be concentrated in any one industry. These limitations do not apply to U.S. government securities. The Value Fund may, from time to time purchase securities issued by broker-dealers that sell or distribute its shares or that execute portfolio brokerage transactions for the Value Fund; provided that any such purchases will only be made in accordance with the limitations imposed on such purchases by the Securities and Exchange Commission. The Value Fund will not invest in securities issued by Heartland Advisors.



MATURITY AND DURATION

Maturity is a measure of the contractual term over which, or at the end of which, a fixed income security must be repaid. In general, the longer the maturity of a debt obligation, the higher its yield and the greater its sensitivity to changes in interest rates. While the maturity of an obligation is somewhat indicative of interest-rate risk, Heartland Advisors believes duration is a more accurate measure. Duration incorporates a bond's yield, coupon interest payments, final maturity and call features into a single measure. Depending on the relative magnitude of these payments and features, the market values of debt obligations may respond differently to changes in the level and structure of interest rates. Based on underlying assumptions, duration measures the approximate price sensitivity of a bond or bond portfolio to a one percent rise or fall in interest rates. For example, if interest rates were to increase by 1%, the market value of a bond with a duration of four years would be expected to decrease by about 4%, with all other factors being constant. For any fixed-income security with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, all other things being equal, the lower the stated or coupon rate of interest of a fixed-income security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a fixed-income security, the shorter the duration of the security. Duration is not a static measure or a complete measure of portfolio risk. Changing conditions and perceptions, including market fluctuations and changing credit fundamentals, may modify an obligation's duration and, independently, have other adverse or positive effects on the value of a security.

Futures, options and options on futures have durations which, in general, are closely related to the duration of the securities which underlie them. Holding long futures or call option positions will lengthen a Fund's duration by approximately the same amount that holding an equivalent amount of the underlying securities would. Short futures or put option positions have durations roughly equal to the negative duration of the securities that underlie these positions, and have the effect of reducing portfolio duration by approximately the same amount that selling an equivalent amount of the underlying securities would have. See "Other Investment Practices - Options, Futures Contracts and Options on Futures Contracts."

INVESTMENT QUALITY

INVESTMENT GRADE SECURITIES. Investment grade debt securities in which the Funds may invest are considered by Heartland Advisors to include securities rated at the time of purchase within the four highest rating categories assigned by Moody's Investors Service, Inc. ("Moody's"), or Standard & Poor's

Corporation ("S&P"), or securities which are unrated, provided that such securities are judged by Heartland Advisors, at the time of purchase, to be of comparable quality to securities rated within such four highest categories. Investment grade debt obligations are generally believed to have relatively lower degrees of credit risk. However, securities rated in the fourth highest rating category, while considered investment grade, may have some speculative characteristics since their issuer's capacity for repayment may be more vulnerable to adverse economic conditions or changing circumstances than that of higher rated issuers.

HIGH YIELD SECURITIES. Non-investment grade securities (commonly known as "junk bonds") in which each Fund, other than the U.S. Government Securities Fund, may invest may be regarded, on balance, as predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the obligation. While such bonds typically offer higher rates of return, they involve greater risk, including greater risk of default and loss of principal. The prices of these lower rated bonds may be less sensitive to interest rate changes than higher rated bonds, but more sensitive to adverse economic changes. Periods of economic uncertainty and change may cause market price volatility in these higher yielding bonds and corresponding volatility in the Fund's net asset value. Furthermore, higher yielding bonds may contain redemption or call provisions which, if exercised during a declining interest rate environment, may require the Fund to replace the security with a lower yielding security, resulting in a decreased return to the Fund. Finally, the secondary trading market for higher yielding bonds may not be as active as for lower yielding bonds. As a result, it may be difficult to accurately assess the value of such bonds (and therefore the respective Fund's securities portfolio), and the Fund's ability to dispose of such bonds may be limited. For a more detailed discussion of the risks associated with investing in lower rated securities, see "Investment Policies and Methods - Non-Investment Grade Securities" in the Statement of Additional Information. Debt securities rated B, the lowest category in which the Value, Mid Cap Value, Large Cap Value and Value Plus Funds may invest, are regarded by S&P as having a greater vulnerability to default but having the ability, at the time they are rated, to meet scheduled interest and principal payments. Moody's notes that the assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. The Small Cap Contrarian Fund may invest in debt securities rated as low as the lowest rating category assigned by Moody's or S&P, which securities may be even more speculative than B rated debt. All ratings are determined at the time of investment. Any subsequent rating downgrade of a debt obligation will be monitored by Heartland Advisors to consider what actions, if any, a Fund should take consistent with its investment objective, but will not necessarily require the Fund to dispose of the security. A description of the ratings assigned by Moody's and S&P is contained in the Statement of Additional Information.


See "Appendix A-Asset Composition" for a summary of the dollar-weighted averages of the Funds' month-end portfolio debt holdings during the year ended December 31, 1997.


OTHER INVESTMENT PRACTICES

In addition to the investments described above for each Fund, the Funds may invest in securities and employ investment techniques that may present special risks as described below. Although there is no uniform definition of "derivative securities," certain instruments in which the Funds may invest may be considered derivative because the value of the instrument fluctuates depending upon the value of another security, index, reference interest rate, or currency. These instruments may include options, futures, options on futures, forward foreign currency contracts, indexed securities, and certain stripped obligations and mortgage-backed securities. A more complete discussion of the Funds' securities and investment techniques and their associated risks, as well as further investment restrictions to which the Funds may be subject, is contained in the Statement of Additional Information.

OPTIONS, FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. Each Fund may engage in transactions in options, futures contracts, and options on futures contracts to hedge protectively against anticipated declines in the market value of its portfolio securities, or against increases in the market values of securities it intends to purchase, or to manage exposure to changing interest rates or, with respect to each Fund other than the U.S. Government Securities Fund, as a hedge against changes in prevailing levels of currency exchange rates. The Funds will not use these instruments for speculation. Some options and futures strategies, including selling futures, buying puts and writing calls, tend to hedge a Fund's investments against price fluctuations. Other strategies, including buying futures, writing puts, and buying calls, tend to increase market exposure. Options and futures may be combined with each other or with forward contracts in order to adjust the risk and return characteristics of the Fund's overall strategy.

Each Fund other than the Small Cap Contrarian Fund may write covered call options and purchase put options that are traded on recognized U.S. exchanges with respect to specific securities and enter into closing transactions with respect to such options. The Value, Mid Cap Value, Large Cap Value and Value Plus Funds also may sell covered call options and purchase put options on foreign currencies and on stock indices composed of securities of the same general character as each Fund's portfolio and may enter into closing transactions with respect to such options. The Mid Cap Value and Large Cap Value Funds may also purchase call options on any type of security related to their respective investments.

The Value, Value Plus and U.S. Government Securities Funds each may purchase and sell futures contracts, including interest rate futures, index futures and, with respect to the Value Fund and the Value Plus Fund, currency futures, that are traded on a recognized U.S. exchange, board of trade or similar entity, or quoted on an automated quotation system. Each of those Funds may also write covered call options and purchase put options on futures contracts and enter into closing transactions with respect to such options. The Mid Cap Value and Large Cap Value Funds each may buy and sell exchange-traded futures and options on futures based on any type of security, index or currency related to its investments, including futures and options on futures traded on foreign exchanges.

The Small Cap Contrarian Fund may buy and sell options and futures, including purchasing and writing put and call options and options on futures, based on any type of security, index, or currency related to its investments, including options and futures traded on foreign exchanges and options not traded on exchanges.

Each Fund will limit its use of these hedging instruments so that: (i) no more than 5% of the Fund's total assets would be committed to initial margin deposits or premiums on futures contracts; (ii) no more than 25% of the Fund's net assets would be subject to futures contracts; (iii) no more than 5% of the Fund's total assets would be committed to premiums paid for options; and (iv) no more than 25% of the Fund's total assets would be subject to options. Each of these limitations applies immediately after a purchase. A subsequent change in the applicable percentage resulting from market fluctuations does not require elimination of any security, option or future from the portfolio. Consequently, a Fund's assets could be hedged in excess of the above percentages at a date subsequent to the hedging transaction.

Options and futures can be highly volatile investments and involve certain risks. Successful hedging strategies require the ability to predict future movements in securities prices, interest rates and other economic factors. Heartland Advisors' attempts to use such investments for hedging purposes may not be successful and could result in reduction of a Fund's total return. A Fund's potential losses from the use of futures extend beyond its initial investment in such contracts. Each Fund could also experience losses if the prices of its options or futures positions were poorly correlated with its other investments, or if it was unable to close out its positions due to disruptions in the market or lack of liquidity. Over-the-counter options and futures generally involve greater credit and liquidity risks than exchange-traded options and futures. Options and futures traded on foreign exchanges generally are not regulated by U.S. authorities, and may offer less liquidity and less protection to a Fund if the other party to the contract default.

SHORT SALES. If the Small Cap Contrarian Fund anticipates that the price of a security will decline, it may sell the security short (sell a security which the Fund does not then own for delivery at a future date) and borrow the same security from a broker or other institution to complete the sale. The Fund may make a profit or loss depending upon whether the market price of the security decreases or increases between the date of the short sale and the date on which the Fund must replace the borrowed security. The Fund will maintain a segregated account with cash or liquid assets to cover its open short positions.

Each Fund other than the U.S. Government Securities Fund may engage in "short sales against the box," a less aggressive short selling technique which involves selling a security that the Fund owns (or has an unconditional right to purchase) for delivery at a specified date in the future, to hedge protectively against anticipated declines in the market price of its portfolio's securities . If the value of the securities sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. Those Funds may also engage in short sales of securities of an issuer ("acquiror") that has publicly announced a proposed or a pending transaction in which a portfolio security of the Fund will be converted into securities of the acquiror. Each Fund will maintain a segregated collateral account with its custodian to cover open short positions in acquiror securities. If the value of an acquiror's security sold short were to increase relative to the segregated collateral, the Fund would lose the opportunity to participate in the appreciation and may also be required to purchase additional shares of the shorted security to close out the position or settle the position in cash.

The Small Cap Contrarian Fund will not sell short securities whose underlying value exceeds 25% of its total assets and the Fund will limit short sales, other than short sales against the box or of acquiror securities, of any one issuer's securities to 2% of the Fund's total assets and to 2% of any one class of the issuer's securities. The Value, Mid Cap Value, Large Cap Value and Value Plus Funds will each limit short sales against the box and of acquiror securities so that: (i) no more than 5% of its total assets would be subject to open short positions; and (ii) no more than 10% of the Fund's net assets would be held as collateral for such positions.

FOREIGN SECURITIES. The Value and Value Plus Funds may invest up to 15% of their respective assets directly in the securities of foreign issuers traded outside of the United States (Non-U.S. Traded Foreign Securities). The Small Cap Contrarian, Mid Cap Value and Large Cap Value Funds may invest up to 25% of their respective assets in Non-U.S. Traded Foreign Securities or, with respect to the Small Cap Contrarian Fund, in any one currency. Each Fund other than the U.S. Government Securities Fund may also invest in foreign securities in domestic markets through depository receipts and securities of foreign issuers that are traded on a registered U.S. stock exchange or the NASDAQ National Market System and foreign securities guaranteed by a United States person without regard to the above limitations. While investment in foreign securities is intended to reduce risk by providing further diversification, such investments involve certain risks in addition to the credit and market risks normally associated with domestic securities. Such risks include: adverse political and economic developments or social instability; the imposition of foreign withholding taxes or exchange controls; expropriation or nationalization; currency blockage (which could prevent cash from being brought back to the United States); the impact of exchange rate and foreign currency fluctuations on the market value of foreign securities; more limited availability of public information regarding security issuers; the degree of governmental supervision regarding securities markets; different accounting, auditing and financial standards; difficulties in enforcing legal rights; and the potential for less liquidity and more volatility of foreign securities markets.

Brokerage commissions, fees for custodial services, and other costs relating to foreign investments generally are greater than in the U.S. Such markets may have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to settle certain transactions. Inability to sell a portfolio security due to settlement problems could result either in a loss to the Fund if the value of the portfolio security subsequently declined, or, if the Fund had entered into a contract to sell the security, could result in possible claims against the Fund.

The U.S. Government Securities Fund does not invest in foreign securities. No other Fund expects to invest, nor did invest as of December 31, 1997, more than 5% of its assets in Non-U.S. Traded Foreign Securities as defined above. However, as of December 31, 1997, the percentage of each Fund's total holdings of foreign securities was:

                                NON-U.S. TRADED
          FUND                 FOREIGN SECURITIES            U.S. TRADED/BACKED               TOTAL FOREIGN

                                                             FOREIGN SECURITIES                SECURITIES

                                                            (including ADRs/GDRs)
Large Cap Value                         -                         20.16%                        20.16%

Mid Cap Value                           -                          6.03%                         6.03%

Value Plus                            .08%                         8.34%                         8.42%

Small Cap Contrarian                    -                         11.90%                        11.90%

Value                                 .09%                         3.88%                         3.97%

FOREIGN CURRENCY TRANSACTIONS. Foreign securities are subject to currency risk, that is, the risk that the U.S. dollar value of these securities may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. To manage this risk and facilitate the purchase and sale of foreign securities, each Fund other than the U.S. Government Securities Fund may engage in foreign currency transactions involving the purchase and sale of forward foreign currency exchange contracts (agreements to exchange one currency for another at a future date), or they may engage in transactions in options on foreign currencies, currency futures contracts, or options on currency futures contracts. Although foreign currency transactions will be used to protect such Funds from adverse currency movements, they involve the risk that anticipated currency movements will not be accurately predicted and a Fund's total return could be adversely affected as a result.

MORTGAGE-RELATED SECURITIES. The U.S. Government Securities Fund may invest up to 65% of its assets in mortgage-related securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. Mortgage-related securities in which the Fund may invest include mortgage pass-through securities and derivative mortgage securities, such as collateralized mortgage obligations and stripped mortgage-backed securities, issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Mortgage-related securities are subject to prepayment risk, that is, the possibility that prepayments on the underlying mortgages will cause the principal and interest on the mortgage-related securities to be paid prior to their maturities, and the value of these securities may be significantly affected by changes in interest rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security and may have the effect of shortening or extending the effective duration of the security beyond what was anticipated at the time of purchase. Prepayments during a period of declining interest rates may shorten the effective duration of the mortgage-related security, resulting in the Fund having to invest the unanticipated proceeds in lower-yielding securities. To the extent that unanticipated rates of prepayment on underlying mortgages increase the effective duration of a mortgage-related security, the volatility of such security can be expected to increase. During periods of increased interest-rate volatility, the market for certain mortgage-related securities may be thinner than the market for securities in general, which can adversely affect the availability of market quotations and the prices at which such securities can be sold.

Mortgage pass-through securities are securities representing interests in "pools" of mortgage loans secured by residential or commercial real property in which payments of both interest and principal on the securities are generally made monthly, in effect "passing through" payments made by the individual borrowers on the underlying mortgage loans after deduction of servicing fees. Payments of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Treasury, such as securities guaranteed by GNMA. Other securities are guaranteed by U.S. Government agencies or instrumentalities, such as securities guaranteed by FNMA or the Federal Home Loan Mortgage Corporation which are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations. The U.S. Government Securities Fund may invest in adjustable rate mortgage securities ("ARMs"), which are pass-through securities collateralized by mortgages with interest rates that may be adjusted from time to time, rather than fixed rate mortgages. ARMs may experience greater rates of prepayment than other mortgage pass-through securities.

Collateralized Mortgage Obligations ("CMOs") are hybrid mortgage-related instruments secured by pools of mortgage loans or other mortgage-related securities, such as mortgage pass through securities or stripped mortgage-backed securities. CMOs may be structured into multiple classes, often referred to as "tranches," with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than its stated maturity.

Stripped Mortgage-Backed Securities ("SMBS") are derivative mortgage-related securities generally structured in classes with rights to receive varying proportions of principal and interest. A common type of SMBS will have one class receiving some of the interest and most of the principal from the underlying mortgage loans, while the other class will receive most of the interest and the remainder of the principal. In certain cases, one class will receive all of the interest (the interest-only, or "IO" class), while the other class will receive all of the principal (the principal-only, or "PO" class). The cash flows and yields on IO and PO classes are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage-related securities. The U.S. Government Securities Fund will limit its aggregate investments in IO and PO classes to 10% of net assets.

ZERO COUPON BONDS AND STRIPPED SECURITIES. Each Fund other than the Value Fund may invest in zero coupon bonds, which do not pay current interest, but are purchased at a discount from their face value with principal and accrued interest paid at maturity. Those Funds may also invest in stripped obligations, which are the separate income or principal components of a debt instrument, issued by the U.S. Government or its agencies and instrumentalities. The market value of zero coupon bonds and stripped obligations may be subject to greater volatility in response to changes in interest rates than other debt securities.

INDEXED SECURITIES. Each Fund other than the Value Fund may invest in indexed securities whose value is linked to currencies, interest rates, commodities, indices, or other financial indicators. Many indexed securities are short to intermediate term fixed-income securities whose values at maturity, or interest rates, rise or fall according to the change in one or more specified underlying instruments. Indexed securities may be positively or negatively indexed (i.e., their value may increase or decrease if the underlying instrument appreciates) and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself and the market for indexed securities may be thinner than the market for securities in general, which can adversely affect the availability of market quotations and the prices at which indexed securities are sold.

INVESTMENTS IN INVESTMENT COMPANIES. The Small Cap Contrarian, Mid Cap Value and Large Cap Value Funds may invest up to 10% of their respective total assets in securities of other investment companies, including unit investment trusts or closed-end management investment companies. As a shareholder of another investment company, the Funds may bear service and other fees which are in addition to the fees the Funds pay their service providers.

REAL ESTATE INVESTMENT TRUSTS. The Small Cap Contrarian, Mid Cap Value, Large Cap Value, and Value Plus Funds may invest up to 10% of their respective total assets in real estate investment trusts ("REITs"). REITs are subject to volatility from risks associated with investments in real estate and investments dependent on income from real estate, such as fluctuating demand for real estate and sensitivity to adverse economic conditions. In addition, the failure of a REIT in which the Fund has invested to continue to qualify as a REIT for tax purposes would have an adverse impact on the value of the Fund's investment.

LENDING PORTFOLIO SECURITIES. Each Fund may lend its portfolio securities to institutional investors or broker-dealers to a maximum of 30% of its assets, where such loans are callable at any time and are continuously secured by collateral consisting of cash or liquid assets at least equal to the value of the security loaned. The collateral received by a Fund will be invested in short-term debt instruments. The respective Fund receives amounts equal to earned income for having made the loans. The respective Fund is the beneficial owner of the loaned securities in that any gain or loss in the market price during the loan period inures to the Fund. Thus, when the loan is terminated, the value of the securities may be more or less than their value at the beginning of the loan. In determining whether to lend its portfolio securities, each Fund takes into account the creditworthiness of the borrower since the Fund could experience costs and delays in recovering loaned securities or exercising its rights to the collateral in the event of bankruptcy of the borrower. Each Fund may pay a fee to placing brokers in connection with loans of its portfolio securities.

REPURCHASE AGREEMENTS. Each Fund other than the Value Fund may enter into repurchase agreements with banks and broker-dealers, under which the Fund purchases securities and agrees to sell them back at a specified time and price. The difference between the amount the Fund pays for the securities and the amount it receives upon resale is accrued as interest and reflected in its net income. In the event of a bankruptcy or default of certain sellers of repurchase agreements, the Fund could experience costs and delays in liquidating the underlying security, which is held as collateral, and the Fund might incur a loss if the value of the collateral held declines during this period. In determining whether to enter into a repurchase agreement, the respective Fund will take into account the creditworthiness of the counterparty. Those Funds will use repurchase agreements as a means of making short-term investments, and will invest in repurchase agreements of a duration of seven days or less in an amount not exceeding 25% of their respective net assets. Each Fund's ability to invest in repurchase agreements that mature in more than seven days is subject to an investment restriction that limits investment in "illiquid" securities, including such repurchase agreements, to 10% of net assets.

REVERSE REPURCHASE AGREEMENTS. The Small Cap Contrarian, Mid Cap Value and Large Cap Value Funds may enter into reverse repurchase agreements with banks and broker-dealers, under which the Fund sells a portfolio security to such party in return for cash and the Fund agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, the Fund will maintain appropriate liquid assets in a segregated custodial account to cover its obligations under the agreement. To the extent that the value of the security the Fund agrees to repurchase declines, the Fund may experience a loss. Reverse repurchase transactions may increase fluctuations in the market value of the Fund's assets and may be viewed as a form of leverage. In determining whether to enter into a reverse repurchase agreement, the Fund will take into account the creditworthiness of the counterparty.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS. Each Fund may purchase and sell securities on a "when-issued" and "delayed delivery" basis, i.e., obligate themselves to purchase or sell securities with delivery and payment to occur at a later date in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligation. The market value of a security may increase or decrease between the time that the Fund makes its commitment and the time the security is delivered. Each Fund will make such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if it is deemed advisable for investment reasons. At the time a Fund makes a commitment to purchase an obligation, it will record the transaction and reflect the value of the obligation in determining its net asset value. The custodian will maintain on a daily basis a separate account consisting of cash or liquid securities with a value at least equal to the amount of the Fund's commitments to purchase when-issued obligations. There are no limitations on the percentage of the Fund's assets which may be invested in such securities; however, it is not expected that at any one time more than 25% of its assets would be so invested.

SHORT-TERM INVESTMENTS. Each Fund may invest a portion of its portfolio in liquid reserves to meet its cash flow requirements. Under normal conditions, it is not anticipated that such reserves will exceed 20% of the respective assets of the Small Cap Contrarian, Value or Value Plus Funds, or 15% of the respective assets of the Mid Cap Value, Large Cap Value or U.S. Government Securities Funds. Liquid reserves may be increased to enable a Fund to take advantage of buying opportunities or may be increased up to 100% of a Fund's assets for temporary defensive purposes. Such reserves will be invested in money market instruments, certificates of deposit, commercial paper, short-term corporate debt securities, variable rate demand notes, and U.S. Government securities.

BORROWINGS AND LEVERAGE. As a fundamental policy, the Value, Mid Cap Value, Large Cap Value, Value Plus and U.S. Government Securities Funds will not borrow money or property except for temporary or emergency purposes. If one of those Funds ever should borrow money, it would only borrow from banks and in an amount not exceeding 10% of the market value of its total assets (not including the amount borrowed). None of those Funds will pledge more than 15% of its net assets to secure such borrowings. In the event one of such Funds' borrowings exceeds 5% of the market value of its total assets, the Fund will not invest in any additional portfolio securities until its borrowings are reduced to below 5% of its total assets. For purposes of these restrictions, collateral arrangements for premium and margin payments in connection with a Fund's hedging activities are not deemed to be a pledge of assets.

The Small Cap Contrarian Fund may borrow from banks up to one-third of its total assets, and may pledge its assets in connection with such borrowings. If the Small Cap Contrarian Fund makes additional investments while borrowings are outstanding, this may be construed as a form of leverage. This leverage may exaggerate changes in the Small Cap Contrarian Fund's share value and the gains and losses on the Fund's investments. Borrowing also creates interest expenses that may exceed the return on investments made with the borrowings. The extent to which the Fund will borrow money, and the amount it may borrow, depend on market conditions and interest rates. Successful use of leverage depends on Heartland Advisors' ability to predict market movements correctly.

ILLIQUID INVESTMENTS. Under the supervision of, and pursuant to the guidelines adopted by, the Board of Directors, Heartland Advisors determines which of a Fund's investments are classified as illiquid. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for a Fund to sell such an investment promptly at an acceptable price. None of the Funds may invest more than 10% of their respective net assets in illiquid investments. Certain restricted securities which may be resold to institutional investors under Rule 144A under the Securities Act of 1933 may be determined to be liquid under the guidelines. The Board of Directors has determined that private placement notes issued pursuant to Section 4(2) of the Securities Act of 1933 generally are readily marketable even though they are subject to certain legal restrictions on resale. As such, they are not treated as being subject to the limitation on illiquid securities.

PORTFOLIO TURNOVER. The Value Fund, Mid Cap Value, Large Cap Value and Value Plus Funds will not trade portfolio securities for short-term profits, but when circumstances warrant, securities may be sold without regard to their holding period. During the fiscal years ended December 31, 1997 and 1996, the portfolio turnover rates for the Value Fund were 55% and 31%, respectively, for the Small Cap Contrarian Fund the portfolio turnover rates were 103% and 57%, respectively, for the Value Plus Fund the portfolio turnover rates were 74% and 73%, respectively, and for the U.S. Government Securities Fund the portfolio turnover rates were 143% and 30%, respectively. The portfolio turnover rates for the Mid Cap Value Fund for the fiscal year ended December 31, 1997, and for the period from October 11, 1996 (commencement of operations) to December 31, 1996 were 48% and 44%, respectively. The portfolio turnover rates for the Large Cap Value Fund for the fiscal year ended December 31, 1997 and for the period from October 11, 1996 (commencement of operations) to December 31, 1996 were 30% and 1%, respectively. A high portfolio turnover rate may increase transaction costs and may affect taxes paid by shareholders to the extent short-term gains are distributed.

HOW TO BUY SHARES

SHARE PRICE

The Funds' shares are sold without a sales charge. Each Fund's share price is the net asset value per share next determined following receipt of an order in proper form, or receipt of funds if purchase is made by wire, by the Fund or its authorized service agent or sub-agent. Net asset value is calculated daily as described under "Net Asset Value Calculation." Firstar Trust Company serves as the Funds' transfer and dividend disbursing agent (the "Agent").

OPENING AN ACCOUNT AND PURCHASING SHARES

BY MAIL TO:                       BY OVERNIGHT MAIL TO:

Firstar Trust Company             Firstar Trust Company
Mutual Fund Services, 3rd Floor   Mutual Fund Services, 3rd Floor
P.O. Box 701                      615 East Michigan Street
Milwaukee, WI 53201-0701          Milwaukee, WI 53202

To Open an Account:
Complete and sign the Account Application. Make your check payable to either Heartland Small Cap Contrarian Fund, Heartland Value Fund, Heartland Mid Cap Value Fund, Heartland Large Cap Value Fund, Heartland Value Plus Fund or Heartland U.S. Government Securities Fund and mail to one of the addresses above.

If you are investing through a tax-sheltered retirement plan, such as an IRA, you will need to use a special application. Please call 1-800-432-7856 for special instructions on establishing an IRA for a minor.

To Add to an Account:
Make your check payable to the Fund you are invested in, indicate your Fund account number on your check, and mail to one of the addresses above. You may also include an "Additional Investment Form" from a prior account statement with your check.

______________________________________________________________________________

BY WIRE:
Firstar National Bank
ABA #0750-00022
Firstar Trust MFS A/C #112-952-137
777 East Wisconsin Avenue, Milwaukee, WI 53202
CREDIT TO: Heartland (name of Fund), (your account number and the title of the account)

To Open an Account:
Call the Agent at 1-800-443-2862 prior to sending the wire. Specify Fund name, include your name, and wire as described above. Then complete, sign and mail the Account Application to one of the addresses above for mail or overnight mail.

To Add to an Account:
Specify Fund name, include your name and account number, and wire as described above.

______________________________________________________________________________

BY TELEPHONE:

1-800-432-7856   or   414-289-7000

To Open an Account:
Unless you have elected not to have this privilege on the Account Application, you may call to exchange from another Heartland fund account with the same registration, including name, address and taxpayer ID number. See "Shareholder Services-Exchange Privilege."

To Add to an Account:

Unless you have elected not to have this privilege on the Account Application, you may call to exchange from another Heartland fund account with the same registration, including name, address and taxpayer ID. See "Shareholder Services-Exchange Privilege." You may also make additional investments from $100 to $25,000 by Telephone from your bank checking or NOW account into your Heartland fund account. Sign up for this service with a Telephone Purchase
Form when you open your account, or call 1-800-432-7856.

______________________________________________________________________________

AUTOMATICALLY:

To Open an Account:
Complete and sign the Account Application, as well as an Automatic Investment Plan Application, and mail to one of the addresses above. Your purchase of Fund shares will be made automatically in accordance with the Plan.

To Add to an Account:
Use Heartland's automatic investment plan. Sign up for this service on your Account Application, or call 1-800-432-7856 for information on how to add this service.

______________________________________________________________________________

THROUGH SECURITIES REPRESENTATIVES:

To Open an Account:
You may purchase shares through a broker-dealer or financial institution which must promptly forward the order, together with payment, to the Agent. The broker-dealer or financial institution may charge a fee for such services.

To Add to an Account:
You may purchase shares through a broker-dealer or financial institution which must promptly forward the order, together with payment, to the Agent. The broker-dealer or financial institution may charge a fee for such services.

______________________________________________________________________________
CONDITIONS OF YOUR PURCHASE.

MINIMUM INVESTMENTS. The minimum initial investment for each Fund is $1,000, except in the case of retirement plan investors and investors who elect to invest through the automatic investment plan (see "SHAREHOLDER SERVICES"). The minimum additional investment, except for reinvestments of distributions and investments under the automatic investment plan, is $100.

PURCHASES THROUGH SERVICE PROVIDERS. If you purchase shares through a program of services offered or administered by a broker-dealer, financial institution, or other service provider, you should read the program materials provided by the service provider, including information relating to fees, in conjunction with this Prospectus. Certain features of a Fund may not be available or may be modified in connection with the program of services provided. When shares are purchased this way, the service provider, rather than its customer, may be the shareholder of record of the shares. Certain service providers may receive compensation from the Funds and/or Heartland Advisors for providing such services.

Certain service providers have been authorized to designate other intermediaries to accept purchase and redemption orders on the Funds' behalf. Each Fund will be deemed to have received a purchase or redemption order when an authorized service provider or, if applicable, a service provider's designee, accepts the order.

OTHER CONDITIONS. All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. Cash will not be accepted for the purchase of shares. If a check fails to clear, the purchase to which the check relates will be canceled and the prospective investor will be liable for any losses or fees incurred by the Funds or the Funds' Agent, including without limitation a $20 fee to cover bank handling charges for returning checks due to insufficient funds. When purchases are made by check, a Fund can hold payment on redemption of shares so purchased until the Fund is reasonably satisfied that the check has cleared. To avoid such a delay, an investor can wire federal funds as described above from a bank, which may charge a fee for that service. Wiring federal funds means that the bank sends money to a bank account maintained by a Fund through the Federal Reserve System.

SMALL CAP CONTRARIAN AND VALUE FUNDS CLOSED TO NEW INVESTORS

The Small Cap Contrarian and Value Funds are closed to new accounts, except as described below. Shareholders of those Funds may purchase additional shares of the Fund in which they are invested by adding to an existing account. In addition, employee benefit plans that are shareholders of those Funds may continue to purchase shares of the Fund in which they are invested for both existing and new participants in the ordinary course of the Plan's operations. Financial advisers, sub-advisers and planners with at least $2 million of clients' assets invested in the Small Cap Contrarian Fund as of October 31, 1997, may continue to purchase shares of that Fund on behalf of new and existing clients as long as their clients' aggregate assets in the Fund do not fall below $2 million as a result of redemptions. The discussion elsewhere in the Prospectus regarding the purchase of shares of the Small Cap Contrarian and Value Funds is qualified by this limitation. Each of the Small Cap Contrarian and Value Funds may resume sales to new investors at some future date, but has no present intention to do so.

HOW TO REDEEM SHARES

Shareholders may have any or all of their shares redeemed as described below on any day the Funds are open for business at the next determined net asset value per share following receipt of a redemption in proper form (see "Net Asset Value Calculation").

BY TELEPHONE:

1-800-432-7856                    You may redeem by calling Heartland Advisors,
or                                unless you elected not to have this privilege
(414) 289-7000                    on your account application.

____________________________________________________________________________

THROUGH SECURITIES REPRESENTATIVES:
You may redeem shares through a broker-dealer or financial institution, which must promptly forward your instructions to the Agent. The broker-dealer or financial institution may charge a fee for such services.

______________________________________________________________________________

BY MAIL TO:
Firstar Trust Company,            Send a written request specifying the name of
Mutual Fund Services              the Mutual Fund, the number of shares to be
3rd Floor                         redeemed, your name, account number, and any
P.O. Box 701                      additional documents listed below that apply
Milwaukee, WI 53201-0701          to your particular account. The Agent cannot
                                  accept requests submitted by fax or requests
BY OVERNIGHT                      specifying a particular date for redemption
DELIVERY TO:                      or other special conditions.  A signature
Firstar Trust Company             guarantee is required for certain
Mutual Fund Services              redemptions, including written redemptions
615 E. Michigan St., 3rd Fl.      over $25,000.  For further information, see
Milwaukee, WI 53202               "Signature Guarantees."


______________________________________________________________________________

TYPE OF REGISTRATION              REQUIREMENTS


Individual, Joint Tenants,        Letter of instruction signed by all persons
Sole Proprietorship,              authorized to sign for the account, exactly
Custodial, General Partners       as it is registered, accompanied by signature
                                  guarantee(s) if required.

Corporations, Associations        Letter of instruction accompanied by a
                                  corporate resolution. The letter must be signed by at least one individual authorized
                                  (via corporate resolution) to act on the account. The corporate resolution must include a corporate seal or signature guarantee.

Trusts Letter of instruction signed by the Trustee(s) (as Trustee(s)), with signature guarantee(s). (If the Trustee's name is not registered on the account, provide a copy of the trust document, certified within the last 60 days.)

If you do not fall into any of these registration categories (i.e., executors, administrators, conservators, or guardians), please call Heartland Advisors for further instructions.

______________________________________________________________________________


TELEPHONE REDEMPTIONS. Shares may be redeemed by telephone to Heartland Advisors, unless the shareholder elects not to have this privilege on the account application. By establishing the telephone redemption service, the shareholder assumes some risks for unauthorized transactions. Heartland Advisors has implemented procedures designed to reasonably assure that telephone instructions are genuine. These procedures include recording telephone conversations, requesting verification of various pieces of personal information and providing written confirmation of such transactions. If the Agent, the Funds, Heartland Advisors or any of their employees fails to abide by these procedures, the Funds may be liable to a shareholder for losses he or she suffers from any resulting unauthorized transaction(s). However, none of the Agent, the Custodian, the Funds, Heartland Advisors or any of their employees will be liable for losses suffered by a shareholder which result from following telephone instructions reasonably believed to be genuine after verification pursuant to these procedures.

There is currently no charge for telephone redemptions, although a charge may be imposed in the future. Subject to waiver by the Funds in certain instances, the minimum amount that may be redeemed by telephone is $1,000; all other redemptions may be done in writing. During periods of substantial economic or market changes, telephone redemptions may be difficult to implement. If a shareholder is unable to contact Heartland Advisors or the Agent by telephone, shares may also be redeemed by delivering the redemption request to the Agent in person or by mail as described above. The Agent and the Funds reserve the right to change, modify or terminate this telephone redemption service at any time.

SIGNATURE GUARANTEES. To protect your account, the Agent and the Funds from fraud, signature guarantees are required for certain redemptions. Signature guarantees enable the Agent to be sure that you are the person who has authorized a redemption from your account. Signature guarantees are required for: (1) any redemption by mail if the proceeds are to be paid to someone other than the person(s) or organization in whose name the account is registered or are to be sent to an address other than the address of the registered holder of the shares; (2) any redemptions by mail which request that the proceeds be wired to a bank; (3) any redemptions by mail where the redemption proceeds exceed $25,000; and (4) requests to transfer the registration of shares to another owner. These requirements may be waived by the Funds in certain instances.

The following institutions are acceptable guarantors: (a) commercial banks, savings and loan associations and savings banks, which are members of the Federal Deposit Insurance Corporation; (b) credit unions; (c) trust companies;
(d) firms which are members of a domestic stock exchange; and (e) foreign branches of any of the above. The Agent cannot accept guarantees from notaries public.

SENDING REDEMPTION PROCEEDS. The Agent will not send redemption proceeds until all payments for the shares being redeemed have cleared, which may take up to 15 days from the purchase date.

By Mail. The Agent mails checks for redemption proceeds typically within one or two days, but not later than seven days, after it receives the request and all necessary documents. The Agent will send redemption proceeds in accordance with your instructions.

By Wire. The Agent will normally wire redemption proceeds to your bank the next business day after receiving the redemption request and all necessary documents. The signatures on any written request for a wire redemption must be guaranteed. The Agent currently deducts a $12 wire charge from the redemption proceeds. This charge is subject to change. You will be responsible for any charges which your bank may make for receiving wires.

CERTAIN CONDITIONS. If, due to redemption or transfer, a shareholder's account drops below $500 for three months or more, the Funds have the right to redeem the shareholder's account, after giving 60 days notice, unless the shareholder makes additional investments to bring the account value to $1,000.

Alternatively, the Funds may, after giving notice, impose a fee on accounts maintained below the minimum investment level without an active automatic investment plan.

A Fund may suspend the right to redeem shares for any period during which (a) the New York Stock Exchange is closed or the Securities and Exchange Commission determines that trading on the Exchange is restricted; (b) there is an emergency as a result of which it is not reasonably practicable for the Fund to sell its portfolio securities or to calculate the fair value of its net assets; or (c) the Securities and Exchange Commission may permit for the protection of shareholders.



SHAREHOLDER SERVICES

Each Fund offers a number of shareholder services designed to facilitate investment in its shares. Full details of each of the services and instructions as to how to participate in the various services can be obtained from the Funds or Heartland Advisors.

AUTOMATIC DIVIDEND REINVESTMENT. You may automatically reinvest all dividends and distributions or elect to receive them in the form of a check. If your dividends and distributions are reinvested, they will automatically purchase additional shares of your current Fund, or shares of another Heartland fund, as indicated on your account application, at the net asset value determined on the dividend or distribution payment date. You may change your election at any time by writing or calling Heartland Advisors. Heartland Advisors must receive any change seven days prior to a payment date for it to be effective for that payment.

TAX-SHELTERED RETIREMENT PLANS. Shares of each Fund are available for purchase in connection with the following tax-sheltered retirement plans: (i) Keogh Plans (H.R. 10) for self-employed individuals; (ii) Qualified Corporate Pension and Profit-Sharing Plans for employees; (iii) Individual Retirement Accounts; (iv) Simplified Employee Pension Plans and SIMPLE retirement plans established by employers for individual or employer contributions; and (v) 403(b) Plans for employees of most non-profit organizations.

The minimum initial retirement plan investment in any Fund is $500 (there is no minimum required for a SIMPLE IRA). Firstar Trust Company, as the trustee of the Individual Retirement Account plan, charges a $12.50 annual maintenance fee with a $25 maximum for multiple accounts with the same social security number (subject to change by the trustee) for each Individual Retirement Account. The IRA annual maintenance fee will be waived for investors with an aggregate of $10,000 or more in Heartland fund accounts under the same social security number. For other tax-sheltered retirement plans, the individual investor must employ a self-directed plan. Detailed information concerning these plans and copies of plans are available from Heartland Advisors. This information should be read carefully and consultation with an attorney or tax advisor may be advisable.

AUTOMATIC INVESTMENT PLAN. The automatic investment plan of each Fund offers a simple way to maintain a regular investment program. By completing the automatic investment portion of the account application attached to this Prospectus, you may arrange automatic transfers (minimum $50 per transaction) from your checking or savings account to your account in one of the Funds on a monthly or twice-monthly basis. IRA contributions through the automatic investment plan apply as a current year purchase and may not be applied as prior year contributions unless the Fund receives written instructions to that effect on or before April 15th. The application must be accompanied by a "voided" check, and be received at least 14 business days prior to the initial transaction. Once enrolled in the automatic investment plan, you may change the monthly amount or terminate your participation at any time by phoning or writing the Agent. Allow five business days for a change to become effective. Your bank must be a member of Automated Clearing House. If the automatic purchase cannot be made due to insufficient funds or a stop payment, a $20 service fee will be assessed. If you stop making automatic investments when your aggregate investment in a Fund is less than $500, the Fund reserves the right to redeem your account after giving 60 days notice, unless you make additional investments to bring your account value to $1,000. The program will automatically be terminated upon redemption of all shares, including an exchange of all shares to another fund. You will receive quarterly confirmations of your transactions from the Agent and your regular bank account statement will show the debit transaction each month.

SYSTEMATIC WITHDRAWAL PLAN. You can set up automatic withdrawals from your account at monthly, quarterly, or annual intervals. To begin distributions, you must have an initial balance of $25,000 in your account and withdraw at least $100 per payment but no more than 2%, 6%, 12% or 24% of your initial account balance each monthly, quarterly, semi-annual or annual payment, respectively. Shares redeemed under the plan will be redeemed at their net asset value. To establish the systematic withdrawal plan, request a form by calling 1-800-432-7856. The systematic withdrawal plan may be terminated by you or by the Funds at any time by written notice.

EXCHANGE PRIVILEGE. Shares of a Fund which have been registered in your name for at least 15 days may be exchanged for shares of any other Heartland fund, or for shares in the Firstar Money Market Fund, provided the fund into which you wish to exchange is qualified for sale in the jurisdiction of residence which you state at the time you make the exchange. Before initiating an exchange, you should obtain from Heartland Advisors and carefully read the prospectus relating to the fund into which you wish to exchange.

Exchanges Among Heartland Funds. Under the exchange privilege, each Heartland fund offers to exchange its shares for shares of another Heartland fund on the basis of relative net asset value per share. In order to qualify for the exchange privilege without further approval of Heartland, it is required that the shares being exchanged have a net asset value of at least $1,000, but not more than $500,000. In addition, if you have certificates for any shares being exchanged, you must surrender such certificates in the same manner as in redemption of shares.

Exchanges with Firstar Money Market Fund. Shareholders may exchange all or a portion of their shares in the Funds for shares of the Firstar Money Market Fund at their relative net asset values and may also exchange back into a Heartland fund without the imposition of any charges or fees. These exchanges are subject to the minimum purchase and redemption amounts set forth in the prospectus for the Firstar Money Market Fund. No charge to shareholders is imposed in connection with this exchange; however, Heartland Advisors, as distributor, is entitled to receive a fee from the Firstar Money Market Fund for certain distribution and support services at the annual rate of .20 of 1% of the average daily net asset value of the shares for which it is the holder or dealer of record.

How to Exchange. To exercise the exchange privilege, you need to do one of the following: (a) contact Heartland Advisors by telephone (1-800-432-7856 or 414-289-7000) and request the exchange, unless you have elected not to have this telephone privilege by so indicating on the Account Application; (b) complete an Exchange Application available from Heartland Advisors and submit it to the Agent; or (c) contact your broker-dealer or financial institution (either in writing or by telephone) who will advise Heartland of the exchange, but who may charge a fee for such service. See "HOW TO REDEEM SHARES - Telephone Redemptions" for information on transactions by telephone.



Tax and Other Considerations. An exchange between funds is treated as a sale for federal income tax purposes and, depending upon the circumstances, a short or long-term capital gain or loss may be realized. If you have questions as to the tax consequences of an exchange, you should consult your tax advisor. The exchange privilege may be modified or terminated at any time upon 60 days prior written notice. Although an investor may make up to four exchanges in any calendar year, Heartland reserves the right to limit the number of exchanges beyond that.

DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

DIVIDENDS. Substantially all of the Small Cap Contrarian Fund's, Value Fund's, Mid Cap Value Fund's, and Large Cap Value Fund's net investment income will be paid to shareholders annually as a dividend. With respect to the Value Plus Fund, dividends will be paid to shareholders quarterly. In the U.S. Government Securities Fund, dividends will be declared daily and paid monthly. It is the intent of each Fund to distribute substantially all of the Fund's net investment income. Dividends may be taken in cash or additional shares at net asset value. Dividends and capital gain distributions will be automatically reinvested in additional shares of the same Fund or another Fund, unless a shareholder has notified Heartland Advisors by telephone or in writing that he or she elects to receive dividends and capital gain distributions in cash.

CAPITAL GAINS DISTRIBUTIONS. If a Fund has net capital gains for the year it is the intent of the Fund to generally distribute substantially all of the net capital gain.

TAXES. Each Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code (the "Code") and, if so qualified, will not be subject to federal income taxes to the extent its earnings are timely distributed. Each Fund also intends to make distributions as required by the Code to avoid the imposition of a 4% excise tax.

Each Fund will distribute substantially all of its net investment income and net capital gains to investors. Distributions from a Fund's income and short-term capital gains are taxed as dividends, and long-term capital gain distributions are taxed at long-term capital gain rates. Distributions of long-term capital gains will be taxable to the investor as long-term capital gains regardless of the length of time shares have been held. If you realize a loss on the sale or exchange of Fund shares held six months or less, your short-term loss will be reclassified to long-term to the extent of any long-term capital gain distribution received. A portion of each Fund's dividends may qualify for the dividends received deduction for corporations. The Funds' distributions are taxable when they are paid, whether a shareholder takes them in cash or reinvests them in additional shares, except that distributions declared in the last three months of the year and paid in January are taxable as if paid on December 31. The federal income tax status of all distributions will be reported to shareholders annually. If a Fund's taxable distributions exceed its current and accumulated earnings and profits, all or a portion of these distributions may be treated as a return of capital to shareholders for tax purposes.

"BUYING A DIVIDEND." On the date of a distribution by a Fund, its share price is reduced by the amount of the distribution. If you buy shares just before the record date ("buying a dividend"), you will pay the full price for the shares, and then receive a portion of the price back as a taxable distribution.

OTHER TAX INFORMATION. Under federal tax law, some shareholders may be subject to a 31% withholding on reportable dividends, capital gains distributions, and redemption payments ("backup withholding"). Generally, investors subject to backup withholding will be those for whom a taxpayer identification number is not on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. In order to avoid this withholding requirement, an investor must certify on the account application that the taxpayer identification number provided is correct and that the investment is not otherwise subject to backup withholding, or is exempt from backup withholding.

The foregoing tax discussion is general in nature and each investor is advised to consult his or her tax advisor for additional information.

THE FUNDS AND THE HEARTLAND ORGANIZATION

The Board of Directors provides broad supervision over the affairs of each Fund, and the officers are responsible for its operations.

HEARTLAND ADVISORS

Heartland Advisors provides the Funds with overall investment advisory and administrative services under an Investment Advisory Agreement with Heartland. Subject to policies established by Heartland's Board of Directors, Heartland Advisors makes investment decisions on behalf of each Fund, makes available research and statistical data, and supervises the acquisition and disposition of investments by each Fund. Heartland Advisors is also the distributor for each Fund.

Heartland Advisors, founded in 1982, serves as the investment advisor for the Heartland Short Duration High-Yield Municipal Fund, Heartland High-Yield Municipal Bond Fund and Heartland Wisconsin Tax Free Fund, three additional series of Heartland, and also provides investment management services for individuals and institutional accounts, such as pension funds and profit-sharing plans. As of March 31, 1998, Heartland Advisors had approximately $4.5 billion in assets under management. Heartland Advisors' principal mailing address is 790 North Milwaukee Street, Milwaukee, Wisconsin 53202. William J. Nasgovitz, a Director and President of Heartland and Heartland Advisors, is a controlling person of Heartland Advisors through his ownership of a majority of its voting common stock.

For the fiscal year ended December 31, 1997, the Small Cap Contrarian, Value and Mid Cap Value Funds paid advisory fees of $2,109,857, $14,673,206 and $184,843, respectively, or approximately 0.75 of 1% of each Fund's average daily net assets during that year. For the fiscal year ended December 31, 1997, the Value Plus Fund paid advisory fees of $1,292,331, or approximately 0.70 of 1% of the Fund's average daily net assets.

For the fiscal year ended December 31, 1997, the Large Cap Value Fund paid advisory fees of $26,585, or approximately 0.49 of 1% of average daily net assets. Heartland Advisors voluntarily waived a portion of its fee during that year; had no fee waiver been effect, the Large Cap Value Fund would have paid $40,359 in advisory fees, or 0.75 of 1% of average daily net assets for the year. At present Heartland Advisors is voluntarily waiving its entire
investment advisory fee for the Large Cap Value Fund.   Heartland Advisors may
reinstate all or a portion of the fee at any time.

For the fiscal year ended December 31, 1997, the U.S. Government Securities Fund paid advisory fees of $146,128, or approximately 0.31 of 1% of average daily net assets. Heartland Advisors voluntarily waived a portion of its fee during that year; had no fee waiver been in effect, the U.S. Government Securities Fund would have paid $301,650 in advisory fees, or 0.65 of 1% of average daily net assets for the year. At present, Heartland Advisors is voluntarily waiving 0.40 of 1% of its investment advisory fee for the U.S. Government Securities Fund, resulting in an annual rate of 0.25 of 1% of average daily net assets.
Heartland Advisors may reinstate all or a portion of the fee at any time.

PORTFOLIO MANAGERS. William J. Nasgovitz serves as co-portfolio manager for the Value Fund and has managed or co-managed the Fund since commencement of its operations. Mr. Nasgovitz also serves as portfolio manager for the Small Cap Contrarian Fund and as co-manager of the Value Plus Fund, and has managed or co-managed those Funds since commencement of their respective operations. Mr. Nasgovitz has been President and a Director of Heartland Advisors and Heartland since 1982 and was Senior Vice President-Investments with Dain Bosworth Incorporated from 1988 to June of 1992.

Michael A. Berry, Ph. D., serves as portfolio manager for the Mid Cap Value Fund and has managed the Fund since its inception. Prior to joining Heartland Advisors in July, 1996, Dr. Berry had been the portfolio manager of the Kemper-Dreman Small Cap Value Fund, a Managing Director of Dreman Value Advisors, Inc. and Chief Equity Strategist for Zurich Kemper Investments since September, 1995. Dr. Berry had been associated with Dreman Value Advisors' predecessor since 1984 and also served as a Professor in Finance at James Madison University and at the University of Virginia.

James P. Holmes, CFA, serves as portfolio manager for the Large Cap Value Fund and has managed the Fund since its inception. Prior to joining Heartland Advisors in July, 1996, Mr. Holmes had been a Managing Director of Dreman Value Advisors, Inc. and its predecessor since 1986, with responsibility for portfolio management of institutional accounts.

Eric J. Miller, CMA, serves as co-portfolio manager of the Value Fund with Mr. Nasgovitz. Mr. Miller, a Senior Vice President of Heartland Advisors, has co-managed the Fund since July, 1997. Mr. Miller has been a director of Heartland Advisors since 1997 and a portfolio manager and research analyst for advisory clients since January, 1994. Prior to joining Heartland Advisors, Mr.

Miller had been with American Appraisal Associates, Inc. since 1986, serving as Vice President, Head of U.S. Appraisal Operations.


Patrick J. Retzer, CPA, serves as co-portfolio manager of the U.S. Government Securities Fund and has managed or co-managed the Fund since October 1988. Mr. Retzer also serves as co-manager of the Value Plus Fund with Mr. Nasgovitz and has been in that position since July, 1997. Mr. Retzer, Senior Vice President and Treasurer of Heartland Advisors, has been Vice President and Treasurer of Heartland since 1987, a Director of Heartland Advisors since 1988 and a Director of Heartland since 1993.

Douglas S. Rogers, CFA, serves as co-portfolio manager of the U.S. Government Securities Fund with Mr. Retzer. Mr. Rogers has co-managed the Fund since May 1, 1996. Prior to joining Heartland Advisors in October 1995, Mr. Rogers was with Sit Investment Associates, Inc., where he was a member of the Fixed Income Policy Committee and responsible for taxable bond portfolio management.


YEAR 2000. The services provided to the Funds and the shareholders by Heartland Advisors and the Custodian, Transfer and Dividend Disbursing Agent depend on the smooth functioning of their computer systems and those of their outside service providers. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. Such event could have a negative impact on handling securities trades, payments of interest and dividends, pricing and account services. Although at this time there can be no assurance that there will be no adverse impact on the Funds, Heartland Advisors and the Custodian, Transfer and Dividend Disbursing Agent have advised Heartland that they have been actively working on necessary changes to their computer systems to prepare for the year 2000 and expect that their systems, and those of their outside service providers, will be adapted in time for that event.

THE DISTRIBUTION PLAN

Each Fund has adopted a Distribution Plan which, among other things, requires it to pay Heartland Advisors, as distributor, a quarterly distribution fee of up to
0.25 of 1% of its average daily net assets computed on an annual basis. Under each Plan, the Fund is obligated to pay distribution fees only to the extent of expenses actually incurred by Heartland Advisors, as distributor, for the current year, and thus there will be no carry-over expenses from previous years. These expenses may include expenses incurred for media advertising, the printing and mailing of prospectuses to persons other than shareholders, the printing and mailing of sales literature, answering routine questions relating to a Fund, and payments to selling representatives, authorized securities dealers, financial institutions, or other service providers for providing services in assisting investors with their investments and/or for providing administrative, accounting and other services with respect to a Fund's shareholders. No fee paid by a Fund under the Plans may be used to reimburse Heartland Advisors for expenses incurred in connection with another Fund. Each Distribution Plan will continue in effect, if not sooner terminated in accordance with its terms, for successive one-year periods, provided that each such continuance is specifically approved by the vote of the Directors, including a majority of the Directors who are not interested persons, of Heartland. During the fiscal year ended December 31, 1997, Heartland Advisors waived $4,591 of the distribution fee for the Large Cap Value Fund pursuant to a voluntary fee waiver. For further information regarding the Distribution Plans, see the Statement of Additional Information.

NET ASSET VALUE CALCULATION

Each Fund's share price or net asset value per share is computed daily by dividing the total value of the investments and other assets of the Fund, less any liabilities, by the total outstanding shares of the Fund. The net asset value per share is determined as of the close of the New York Stock Exchange regular trading (generally 4:00 p.m. Eastern time) on each day the New York Stock Exchange is opened.

Securities owned by the Funds are valued on the basis of market quotations or at their fair value. Fair value of any of the Funds' debt securities for which market quotations are not readily available will be determined by a pricing service approved by Heartland's Board of Directors, based primarily upon information concerning market transactions and dealer quotations for similar securities. Debt securities having maturities of 60 days or less may be valued at acquisition cost, plus or minus any amortized discount or premium. Any securities or other assets for which market quotations are not readily available will be valued in good faith at their fair market value using methods determined by Heartland's Board of Directors.

Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. Fluctuations in the value of such currencies in relation to the U.S. dollar may affect the net asset value of Fund shares even if there has not been any change in the foreign currency denominated values of such securities.

DESCRIPTION OF FUND SHARES

Heartland is a diversified open-end management investment company registered under the Investment Company Act of 1940, which was organized in 1986 as a Maryland corporation. The authorized common stock of Heartland consists of one billion shares, $0.001 par value per share. Heartland is a series company, which means the Board of Directors may establish additional series, and may increase or decrease the number of shares in each series. Currently, nine series are authorized and outstanding.

Each share has one vote, and when issued and paid for in accordance with the terms of the offering will be fully paid and non-assessable. Shares have no preemptive, cumulative voting, subscription or conversion rights and are freely transferable. Although annual meetings of shareholders are not required, special meetings may be called for purposes such as electing or removing directors, changing fundamental policies or approving investment advisory contracts.



PORTFOLIO TRANSACTIONS

As provided in its Investment Advisory Agreement, Heartland Advisors is responsible for each Fund's portfolio decisions and the placing of portfolio transactions. In executing such transactions, Heartland Advisors seeks to obtain the best net results for each Fund, taking into account such factors as price (including the brokerage commission or dealer spread), size of order, competitive commissions on similar transactions, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities. While Heartland Advisors seeks reasonably competitive rates, it does not necessarily pay the lowest commission or spreads available. Transactions in smaller companies may involve specialized services on the part of the broker and thereby entail higher commissions or spreads than would be paid in transactions involving more widely traded securities.




Heartland Advisors may serve as a broker for any Heartland fund; however, in order for Heartland Advisors to effect any portfolio transactions for the funds, the commissions, fees or other remuneration received by Heartland Advisors must be reasonable and fair compared to, and will not ordinarily be larger than, the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities.

Allocation of transactions, including their frequency, to various dealers is determined by Heartland Advisors in its best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt and efficient execution of orders in an effective manner at the most favorable price. Subject to this primary consideration, Heartland Advisors may also consider the provision of supplemental research services and sales of the shares of any or all of the Heartland funds as factors in the selection of broker-dealers to execute portfolio transactions.

PERFORMANCE INFORMATION

From time to time each Fund may advertise its "yield" and "total return." Yield is based on historical earnings and total return is based on historical distributions; neither is intended to indicate future performance. The "yield" of a Fund refers to the income generated by an investment in that fund over a one-month period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during the month is assumed to be generated each month over a 12-month period and is shown as a percentage of the investment.

"Total return" of a Fund refers to the average annual total return for one, five and ten-year periods (or the portion thereof during which a Fund has been in existence). Total return is the change in redemption value of shares purchased with an initial $1,000 investment, assuming the reinvestment of dividends and capital gain distributions and the redemption of the shares at the end of the period.

Performance information should be considered in light of the particular Fund's investment objectives and policies, characteristics and quality of its portfolio securities and the market conditions during the applicable period, and should not be considered as a representation of what may be achieved in the future. Further information is contained in the Statement of Additional Information.

                                   APPENDIX A

                               ASSET COMPOSITION

The following table provides a summary of the Value Plus Fund's debt holdings, including convertible debt securities, as rated by the higher of Moody's or S&P or, in the case of unrated securities, as determined by Heartland Advisors. These figures are dollar-weighted averages of month-end portfolio holdings during the year ended December 31, 1997, presented as a percentage of total portfolio holdings and total to 22.1%. During the year ended December 31, 1997, the Small Cap Contrarian, Mid Cap Value and Large Cap Value Funds were not invested in long-term corporate debt securities and the Value Fund did not invest more than 5% of its assets in such securities. Effective March 31, 1997, the U.S. Government Securities Fund no longer invests in long-term corporate debt securities. The percentages are historical and are not necessarily indicative of the quality of current or future Fund holdings, which may vary. Those securities assigned an equivalent rating may include those rated by other nationally recognized rating organizations, as well as unrated securities. Unrated securities are not necessarily lower quality securities. Please refer to the Statement of Additional Information for a more complete discussion of these ratings

MOODY'S/S&P RATING                                    VALUE PLUS FUND PORTFOLIO
                                                      HOLDING %
                                                      (dollar-weighted average)
Aaa/AAA                                               2.9%

Aa/AA                                                 0.0

A                                                     0.0

Baa/BBB                                               1.0

Ba/BB                                                 1.4

B                                                     9.6
                                                     ----

                                                     14.9%


EQUIVALENT RATING                                    VALUE PLUS FUND PORTFOLIO
                                                     HOLDING %
                                                     (dollar-weighted average)
Aaa/AAA                                                 0%

Aa/AA                                                 0.0

A                                                     0.0

Baa/BBB                                               0.0

Ba/BB                                                 1.5

B                                                     5.7
                                                      ----

                                                      7.2%


HEARTLAND FUNDS
General Information and Account/Price Information (24 hrs.):
1-800-432-7856 or (414)289-7000


HEARTLAND FUNDS
790 North Milwaukee Street
Milwaukee, Wisconsin 53202


INVESTMENT ADVISOR AND DISTRIBUTOR
Heartland Advisors, Inc.
790 North Milwaukee Street
Milwaukee, Wisconsin 53202


CUSTODIAN, TRANSFER AND
DIVIDEND DISBURSING AGENT
Firstar Trust Company
Mutual Fund Services, 3rd Floor
P. O. Box 701
Milwaukee, Wisconsin 53201-0701


INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
100 East Wisconsin Avenue
Milwaukee, Wisconsin 53202


COUNSEL
Quarles & Brady
411 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

                      Statement of Additional Information
                               Dated May 1, 1998

                        HEARTLAND LARGE CAP VALUE FUND

                         HEARTLAND MID CAP VALUE FUND

                           HEARTLAND VALUE PLUS FUND

                   HEARTLAND U.S. GOVERNMENT SECURITIES FUND

                      HEARTLAND SMALL CAP CONTRARIAN FUND

                             HEARTLAND VALUE FUND


            790 North Milwaukee Street, Milwaukee, Wisconsin 53202
                        414-289-7000 or 1-800-432-7856

     This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus dated May 1, 1998 and any supplement thereto ("Prospectus"). A copy of the Prospectus and an account application may be obtained without charge by telephone or written request to the distributor, Heartland Advisors, Inc. ("Heartland Advisors"). Shareholder inquiries should be directed to the Funds in writing or by telephone.


________________________________________________________________________________


TABLE OF CONTENTS                                       PAGE
                                                        ----

INTRODUCTION TO THE  FUNDS                                 2
INVESTMENT POLICIES AND METHODS                            2
INVESTMENT RESTRICTIONS                                   17
MANAGEMENT                                                24
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES       26
THE INVESTMENT ADVISOR                                    26
PERFORMANCE INFORMATION                                   28
DETERMINATION OF NET ASSET VALUE PER SHARE                30
DISTRIBUTION OF SHARES                                    30
DISTRIBUTION PLAN                                         31
TAX STATUS                                                31
DESCRIPTIONS OF SHARES                                    32
PORTFOLIO TRANSACTIONS                                    32
CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT      36
COUNSEL AND INDEPENDENT PUBLIC ACCOUNTANTS                36
FINANCIAL STATEMENTS                                      36
APPENDIX A--SECURITIES RATINGS                            37

INTRODUCTION TO THE FUNDS

     The Heartland family of funds consists of nine separate series of Heartland Group, Inc. ("Heartland"), a Maryland corporation registered as an open-end management investment company. This Statement of Additional Information relates only to the Heartland Small Cap Contrarian Fund, the Heartland Value Fund, the Heartland Mid Cap Value Fund, the Heartland Large Cap Value Fund, the Heartland Value Plus Fund, and the Heartland U.S. Government Securities Fund, (the "Small Cap Contrarian Fund," the "Value Fund," the "Mid Cap Value Fund," the "Large Cap Value Fund," the "Value Plus Fund," and the "U.S. Government Securities Fund," respectively, collectively referred to herein as the "Funds"), each of which is a diversified Fund with distinct investment objectives and programs. A separate Prospectus and related Statement of Additional Information for the other Heartland funds are available from Heartland Advisors.

INVESTMENT POLICIES AND METHODS

General

     The following information supplements the discussion of each Fund's investment objectives and policies discussed in the Prospectus. Unless otherwise specified, the investment policies and restrictions of each Fund are not fundamental policies and are therefore subject to change by the Board of Directors of Heartland without shareholder approval. However, shareholders will be notified prior to a material change in any such policy or restriction. The fundamental policies of a Fund may not be changed without the approval of at least a majority of the outstanding shares of the Fund or, if it is less, 67% of the shares represented at a meeting of shareholders of the Fund at which the holders of 50% or more of the shares are represented.

Options, Futures Contracts and Options on Futures Contracts

     Writing Covered Call Options. Each Fund may write covered call options on its portfolio securities and enter into closing transactions with respect to such options. The Value, Mid Cap Value, Large Cap Value and Value Plus Funds may also write covered call options on foreign currencies. In addition, the Small Cap Contrarian Fund may write covered call options on any type of security related to its investments, including options traded on foreign exchanges. In writing covered call options, each Fund expects to generate additional premium income which should serve to enhance the Fund's total return and reduce the effect of any decline in the market price of the security involved in the option.

     A call option gives the holder (buyer) the right to purchase a specified security at a stated price (the exercise price) at any time before a specified date (the expiration date). The term "covered" call option means that the Fund will own the securities subject to the option or have an unconditional right to purchase the same underlying security at a price equal to or less than the exercise price of the "covered" option, or will establish and maintain for the term of the option an account consisting of cash, or other liquid assets having a value equal to the fluctuating market value of the optioned securities.

     Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying security in return for the exercise price, even if its current value is greater, a call writer gives up some ability to participate in the price increases in the underlying security. If a call option which a Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security.

     The premium received is the market value of an option. The premium a Fund receives from writing a call option reflects, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security and the length of the option period. The premium received by a Fund for writing covered call options will be recorded as a cash asset and a liability of the Fund. The liability will be adjusted daily with a corresponding adjustment to the Fund's total assets, to reflect the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Fund is computed (close of regular trading on the New York Stock Exchange), or, in the absence of such sale, the latest asked price. The liability will be extinguished and the net gain or loss on the option realized upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security upon the exercise of the option. The Funds do not consider a security covered by a call to be "pledged" as that term is used in the respective Fund's policy limiting the pledging of its assets.

     Closing transactions may be effected by purchasing a call option in order to realize a profit on an outstanding call option, to prevent an underlying security from being called, or, to permit the sale of the underlying security. Furthermore, effecting a closing transaction may permit a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that a Fund will be able to effect such closing transactions at a favorable price. A Fund may pay transaction costs in connection with the writing or purchase of options to close out previously written options, which costs are normally higher than the transaction costs applicable to purchases and sales of portfolio securities.

     Writing Covered Put Options. The Small Cap Contrarian Fund may write covered put options on any type of security related to its investments, including options traded on foreign exchanges, and may purchase options to close out options previously written by the Fund. As the writer (seller) of a put option, the Fund has the obligation to buy from the purchaser the underlying security at the exercise price during the option period. In return for receipt of the premium, the Fund assumes the obligation to pay the exercise price for the option's underlying security if the other party to the option chooses to exercise it. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options.

     The Fund will write put options only on a covered basis, which means that the Fund will maintain a segregated account consisting of cash, or other liquid assets in an amount not less than the exercise price of the option, or the Fund will own an option to sell the underlying security subject to the option having an exercise price equal to or greater than the exercise price of "covered" options at all times while the put option is outstanding. The Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option the Fund has written, however, the Fund must continue to be prepared to pay the exercise price while the option is outstanding, regardless of price changes, and must continue to segregate assets to cover its position.

     If the price of the underlying security rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received for writing the put because it did not own the underlying security and therefore would not benefit from the appreciation in price. If the price of the underlying security falls, the put writer would expect to suffer a loss, which loss could be substantial. However, the loss should be less than the loss experienced if the Fund had purchased the underlying security directly because the premium received for writing the option will mitigate the effects of the decline.

     Purchasing Put Options. Each Fund may purchase put options with respect to its portfolio securities. In addition, the Small Cap Contrarian Fund may purchase put options on any type of security related to its investments, including options traded on foreign exchanges. As the holder of a put option, the Fund has the right to sell the underlying security at the exercise price at any time during the option period. A Fund may enter into closing transactions with respect to such options, exercise them or permit them to expire. A Fund may purchase a put option on an underlying security owned by the Fund as a defensive technique in order to protect against an anticipated decline in the value of the security. Such hedge protection is provided only during the life of the put option when the Fund, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. The premium paid for the put option and any transaction costs would reduce any gain otherwise available for distribution when the security is eventually sold.

     The premium paid by a Fund when purchasing a put option will be recorded as an asset of the Fund. This asset will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Fund is computed (close of regular trading on the New York Stock Exchange), or, in the absence of such sale, the latest bid price. This asset will be extinguished upon expiration of the option, the selling (writing) of an identical option in a closing transaction, or the delivery of the underlying security upon the exercise of the option.

     Purchasing Call Options. The Small Cap Contrarian Fund, the Mid Cap Value Fund, and the Large Cap Value Fund may purchase call options on any type of security related to their respective investments, including options traded on foreign exchanges. As the holder of a call option, a Fund has the right to purchase the underlying security at the exercise price at any time during the option period. A Fund may enter into closing sale transactions with respect to such options, exercise them, or permit them to expire. A call buyer typically attempts to participate in potential price increases of the underlying security with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

     Index Options. The Value Fund, the Mid Cap Value Fund, the Large Cap Value Fund, and the Value Plus Fund may sell covered call options and purchase put options on stock indices composed of securities of the same general character as each Fund's portfolio and may enter into closing transactions with respect to such options. The Small Cap Contrarian Fund may buy and sell options based on any type of index related to its investments. Options on indices would be used in a manner similar to the use of options on securities; however, upon the exercise of an index option, settlement occurs in cash rather than by delivery of an underlying security, with the exercising option holder receiving the difference between the closing level of the index upon which the option is based and the exercise price of the option.

     Options on Futures Contracts. The Value Fund, the Value Plus Fund, and the U.S. Government Securities Fund may each write covered call options and purchase put options on futures contracts and enter into closing transactions with respect to such options. The Small Cap Contrarian Fund, the Mid Cap Value Fund, and the Large Cap Value Fund may buy and sell options on futures based on any type of security, index, or currency related to their respective investments. Options on futures would be used in a manner similar to the use of options on securities. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise. The writer of the option is required upon exercise to assume an offsetting futures position at a specified exercise price at any time during the period of the option. When writing an option on a futures contract a Fund will be required to make margin payments as described below for futures contracts.

     Futures Contracts. Each Fund may purchase and sell futures contracts, including interest rate and index futures contracts, that are traded on a recognized U.S. exchange, board of trade or similar entity, or quoted on an automated quotation system. In addition, the Small Cap Contrarian Fund, the Mid Cap Value Fund, and the Large Cap Value Fund may purchase and sell futures contracts based on any type of security, index, or currency related to their respective investments, including futures traded on foreign exchanges. Each Fund will engage in transactions in futures contracts solely for bona fide hedging purposes.


     When a Fund purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When a Fund sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, upon entering into a futures contract, and to maintain an open position in futures contracts, a Fund would be required to deposit "initial margin" in a segregated account in the name of the executing futures commission merchant when the contract is entered into. The initial margin required for a particular futures contract is set by the exchange on which the contract is traded and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on initial margins that may range upward from less than 5% of the value of the contract being traded.

     If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss of the futures contract reaches a point at which the initial margin on deposit does not satisfy margin requirements, the broker will require the payment of "variation margin" to settle the change in value on a daily basis. If the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund. In computing daily net asset value, a Fund marks to market the current value of its open futures contracts. The Funds expect to earn interest income on their margin deposits.

     Futures contracts can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available. If a Fund closes out an open futures contract by entering into an offsetting futures contract, and the offsetting purchase price is less than the original sale price, a Fund realizes a gain; if it is more, a Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If a Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

     The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a Fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

     OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter options ("OTC options," i.e., options not traded on exchanges) in which the Small Cap Contrarian Fund may invest generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Fund greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. The risk of illiquidity is also greater with OTC options, since these options generally can be closed out only by negotiation with the other party to the option. The Small Cap Contrarian Fund will generally consider OTC options to be illiquid. In determining whether to enter into an OTC option transaction, the Small Cap Contrarian Fund will take into account the creditworthiness of the other party to the contract.

Limitations on Futures and Options on Futures Transactions

     Each Fund will engage in transactions in futures contracts and options thereon only for bona fide hedging and risk management purposes, in each case in accordance with the rules and regulations of the Commodity Futures Trading Commission, and not for speculation.

     A Fund will not enter into any futures contract or option on a futures contract if, as a result, the sum of initial margin deposits on futures contracts and related options and premiums paid for options on futures contracts the Fund has purchased, after taking into account unrealized profits and unrealized losses on such contracts, would exceed 5% of the Fund's total assets; provided, however, that in the case of an option which is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The Value Fund and the U.S. Government Securities Fund will also be subject to their fundamental investment restrictions regarding commodities, futures, and options discussed herein.

     In addition to the above limitations, the Small Cap Contrarian Fund, the Mid Cap Value Fund, the Large Cap Value Fund, and the Value Plus Fund will not:
(a) purchase or sell futures and options on futures or enter into closing transactions with respect thereto if, as a result thereof, the then current aggregate futures market prices and financial instruments required to be delivered under open futures contract sales plus the then current aggregate purchase price of financial instruments required to be purchased under open futures contract purchases would exceed 25% of the respective Fund's net assets (taken at market value at the time of entering into the contract and excluding the amount by which any of its options on futures are in-the-money); (b) the aggregate value of all premiums paid for put and call options purchased by the Fund would exceed 5% of the Fund's total assets (less the amount by which any such positions are in-the-money); or (c) the aggregate market value of all portfolio securities covering put and call options written by the Fund would exceed 25% of the Fund's total assets. The above limitations on the Small Cap Contrarian Fund's, the Mid Cap Value Fund's, the Large Cap Value Fund's, and the Value Plus Fund's investments in futures contracts and options and the respective Fund's policies regarding futures contracts and options discussed elsewhere in this Statement of Additional Information are not fundamental policies of the Funds and may be changed by Heartland's Board of Directors as permitted by applicable regulatory authority.

     Combined Positions. The Funds may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one exercise price and buying a call option at a lower price, in order to reduce the risks of the written call option in the event of a substantial price increase. Because combined positions involve multiple trades, they may result in higher transaction costs and may be more difficult to open and close out.

Risks in Options and Futures Transactions

     Options and futures can be highly volatile investments and involve certain risks. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior, or market or interest rate trends. Successful hedging strategies require the ability to predict future movements in securities prices, interest rates, and other economic factors. There can be no assurance that price movements in hedging vehicles and in the underlying instruments will be directly correlated. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect prices of the underlying instruments the same way. Imperfect correlation may also result from different levels of demand in the options and futures markets and the markets for the underlying instruments, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts by an exchange. If price changes in a Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

     Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a Fund's current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures positions will not track the performance of the Fund's other investments. The Funds may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases.

     Because of the low margin deposits required, futures trading involves a high degree of leverage. A relatively small price movement in futures contracts could result in an immediate and substantial gain or loss to a

Fund. Therefore, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract by the Fund.

     There can be no assurance that a liquid secondary market will exist for any particular options or futures contracts at any particular time. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions and potentially require a Fund to continue to hold the position until delivery or expiration regardless of changes in its value. As a result, a Fund's access to other assets held to cover its options or futures positions could also be impaired.

     As discussed above, OTC options in which the Small Cap Contrarian Fund may invest are subject to risks in addition to the risks related to exchange-traded options. The Small Cap Contrarian Fund currently intends to treat the value of any OTC option it purchases as illiquid for the purposes of its investment limitations. Similarly, for any OTC option it writes, the Fund will treat as illiquid the value of the option's underlying instrument; however, if the Fund has a guaranteed right to close out the option with a primary U.S. government securities dealer, only the maximum price of the closing transaction less the amount the option is in-the-money will be considered illiquid. The Small Cap Contrarian Fund may also buy and sell options and futures based on any type of security, index, or currency related to its investments, including options and futures traded on foreign exchanges. Investments in foreign securities are subject to additional risks as described below.

Foreign Investments

     The Value Fund and the Value Plus Fund may invest up to 15% of their respective assets directly in the securities of foreign issuers traded outside of the United States. The Small Cap Contrarian Fund, the Mid Cap Value Fund, and the Large Cap Value Fund may invest up to 25% of their respective assets directly in the securities of foreign issuers traded outside the United States or, with respect to the Small Cap Contrarian Fund, in any one currency. The value of securities, and dividends and interest earned from such securities can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have lower trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer's financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than for U.S. investments.

     Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers, and securities markets may be subject to less government regulation. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It also may be difficult to enforce legal rights in foreign countries.

     Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including, but not limited to, the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that Heartland Advisors will be able to anticipate these political events or counter their effects.

     The considerations noted above generally are intensified for investments in developing countries. Developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities. Equity securities of foreign companies with smaller market capitalizations may involve a higher degree of risk than investments in the general foreign equity markets and such securities may be subject to even greater price volatility and may have less market liquidity than equity securities of foreign issuers with larger market capitalizations.

     The Small Cap Contrarian Fund, the Value Fund, the Mid Cap Value Fund, the Large Cap Value Fund, and the Value Plus Fund each may invest in foreign securities that impose restrictions on transfer within the U.S. or to U.S. persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

     American Depository Receipts and Global Depository Receipts ("ADRs" and "GDRs") are certificates evidencing ownership of shares of a foreign-based issuer held by a bank or similar financial institution as depository. Designed for use in U.S. and global securities markets, respectively, ADRs and GDRs are alternatives to the direct purchase of the underlying securities in their national markets and currencies. The limitations as to a respective Fund's investments in foreign securities do not apply to investments in ADRs and GDRs or to securities of foreign issuers that are traded on a registered U.S. stock exchange or the NASDAQ National Market System. A Depository Receipt may be sponsored or unsponsored. In the case of a Fund invested in an unsponsored Depository Receipt the Fund is likely to bear its proportionate share of the expenses of the depository, and it may have greater difficulty in receiving shareholder communications than it would have with a sponsored ADR.

Foreign Currency Transactions

     Forward Foreign Currency Contracts. To manage the currency risk accompanying investments in foreign securities and to facilitate the purchase and sale of foreign securities, the Small Cap Contrarian Fund, the Value Fund, the Mid Cap Value Fund, the Large Cap Value Fund, and the Value Plus Fund may engage in foreign currency transactions on a spot (cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into contracts to purchase or sell foreign currencies at a future date ("forward foreign currency" contracts or "forward" contracts).

     A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement and no commissions are charged at any stage for trades.

     When a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received. This technique is sometimes referred to as a "settlement hedge" or "transaction hedge." Heartland Advisors may enter into settlement hedges in the normal course of managing a Fund's foreign investments.

     When Heartland Advisors believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell for a fixed amount of U.S. dollars, the amount of the foreign currency approximating the value of some or all of the respective Fund's portfolio securities denominated in such foreign currency. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Value Fund, the Mid Cap Value Fund, the Large Cap Value Fund, and the Value Plus Fund will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the respective Fund's securities or other assets denominated in that currency. The Small Cap Contrarian Fund could also hedge a position by selling another currency expected to perform similarly to the currency in which the Fund's securities are denominated. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

     The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer-term investment decisions made with regard to overall diversification strategies. However, Heartland Advisors believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of a Fund will be served.

     At the maturity of a forward contract, a Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

     If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If a Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

     It is impossible to forecast with precision the market value of securities at the expiration of a forward contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

     The Small Cap Contrarian Fund's, the Value Fund's, the Mid Cap Value Fund's, the Large Cap Value Fund's, and the Value Plus Fund's dealings in forward foreign currency exchange contracts will be limited to the transactions described above. Of course, the Funds are not required to enter into such transactions with regard to their foreign currency-denominated securities and will not do so unless deemed appropriate by Heartland Advisors. This method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase. Successful use of forward currency contracts will depend on Heartland Advisors' skill in analyzing and predicting currency values. Forward contracts may substantially change a Fund's investment exposure to changes in currency exchange rates, and could result in losses to the Fund if currencies do not perform as Heartland Advisors anticipates. For example, if a currency's value rose at a time when Heartland Advisors had hedged a Fund by selling that currency in exchange for U.S. dollars, the Fund would be unable to participate in the currency's appreciation. If Heartland Advisors hedges a currency exposure for the Small Cap Contrarian Fund through proxy hedges, the Fund could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem. Similarly, if Heartland Advisors increases a Fund's exposure to a foreign currency, and that currency's value declines, the Fund will realize a loss. There is no assurance that

Heartland Advisors' use of forward currency contracts will be advantageous to a Fund or that it will hedge at an appropriate time.

     Although each of the Small Cap Contrarian Fund, the Value Fund, the Mid Cap Value Fund, the Large Cap Value Fund, and the Value Plus Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. The policies described in this section regarding forward foreign currency contracts and the respective Fund's policies regarding foreign currency transactions discussed elsewhere in this Statement of Additional Information are not fundamental policies of the Funds and may be changed by Heartland's Board of Directors as permitted by applicable regulatory authority.

     Options and Futures Relating to Foreign Currencies. Currency futures contracts are similar to forward foreign currency contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

     The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed above. Each of the Small Cap Contrarian Fund, the Value Fund, the Mid Cap Value Fund, the Large Cap Value Fund, and the Value Plus Fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. The Small Cap Contrarian Fund, the Value Fund, the Mid Cap Value Fund, the Large Cap Value Fund, and the Value Plus Fund may also purchase and write currency options in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of the respective Fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect the respective Fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of the respective Fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the respective Fund's investments exactly over time.

Federal Tax Treatment of Options, Futures Contracts, and Forward Foreign Exchange Contracts

     The Funds may enter into certain option, futures, and, with respect to the Small Cap Contrarian Fund, the Value Fund, the Mid Cap Value Fund, the Large Cap Value Fund, and the Value Plus Fund, forward foreign exchange contracts which may or may not be treated as Section 1256 contracts or straddles under the Internal Revenue Code.

     Transactions which are considered Section 1256 contracts will be considered to have been closed at the end of a Fund's fiscal year and any gains or losses will be recognized for tax purposes at that time. Generally, such gains or losses and gains or losses from the normal closing or settlement of such transactions will be characterized as 60% long-term capital gain or loss and 40% short-term capital gain or loss regardless of the holding period of the instrument. The Fund will be required to recognize net gains or losses on such transactions when determining the Fund's distribution requirements even though it may not have closed the transaction and received cash to pay such distribution.

     Options, futures, and forward foreign exchange contracts which offset a foreign dollar denominated bond or currency position may be considered straddles for tax purposes in which case a loss on any position in a straddle will be subject to deferral to the extent of unrealized gain in an offsetting position.

     In order for a Fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income (i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or currencies). Options, futures and foreign exchange contracts entered into for an investment purpose are qualifying income.

     The Taxpayer Relief Act of 1997 (the "Act") imposed constructive sale treatment for federal income tax purposes on certain hedging strategies with respect to appreciated securities. Under these rules, taxpayers will recognize gain, but not loss, with respect to securities if they enter into short sales of "offsetting notional principal contracts" (as defined by the Act) or futures or "forward contracts" (as defined by the Act) with respect to the same or substantially identical property, or if they enter into such transactions and then acquire the same or substantially identical property. These changes generally apply to constructive sales after June 8, 1997. Furthermore, the Secretary of the Treasury is authorized to promulgate regulations that will treat as constructive sales certain transactions that have substantially the same effect as short sales, offsetting notional principal contracts, and futures or forward contracts to deliver the same or substantially similar property.

Non-Investment Grade Securities

     Non-investment grade debt securities (those rated below the four highest categories by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") or, if unrated, judged by Heartland Advisors to be of comparable quality, commonly known as "junk bonds") are regarded, on balance, as predominantly speculative with respect to the capacity of the issuer to pay interest and repay principal in accordance with the terms of the obligation. While such securities typically offer higher rates of return than investment grade securities, they also involve greater risk, including greater risk of default. An economic downturn could severely disrupt the market for such high yield securities and adversely affect their value and the ability of the issuers to repay principal and interest. The rate of incidence of default of non-investment grade securities is likely to increase during times of economic downturns and extended periods of increased interest rates. Yields on non-investment grade securities will fluctuate over time, and are generally more volatile than yields on investment grade securities.

     The secondary trading market for non-investment grade securities may be less well-established than for investment grade securities, and such securities may therefore be only thinly traded. As a result, there may be no readily ascertainable market value for such securities, in which case it will be more difficult for the Funds to value accurately the securities, and consequently the investment portfolio. Under such circumstances, the subjective judgment of the Board of Directors will play a greater role in the valuation. Additionally, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidities of non-investment grade securities, especially in a thinly traded market.

     The Value Fund, Mid Cap Value Fund, Large Cap Value Fund and Value Plus Fund will not invest in securities that are rated below the fifth or sixth rating categories by Moody's or S&P (Ba and B for Moody's and BB and B for S&P) or, if unrated, judged comparable by Heartland Advisors. Securities rated in the higher of those categories have less near-term vulnerability to default than other speculative issues, however they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. However, business and financial alternatives available to obligors of such securities can generally be identified which could assist them in satisfying their debt service requirements. Securities rated in the lower of these two categories are considered highly speculative. While the issuers of such securities currently must be meeting debt service requirements in order to achieve this rating, adverse business, financial, or economic conditions likely could impair the issuer's capacity or willingness to pay interest and repay principal.

     The Small Cap Contrarian Fund may invest in debt securities rated as low as the lowest rating category assigned by Moody's or S&P (C for Moody's and D for S&P). Debt securities rated below B may be even more speculative than B rated bonds and may either be currently vulnerable to default or may be in default. A detailed description of the characteristics associated with the various debt credit ratings established by Moody's and S&P is set forth in Appendix A to this Statement of Additional Information.

     While rating categories help identify credit risks associated with debt securities, they do not evaluate the market value risk of non-investment grade securities. Additionally, the credit rating agencies may fail to promptly change the credit ratings to reflect subsequent events. Accordingly, Heartland's Board of Directors and Heartland Advisors continuously monitor the issuers of non-investment grade securities held in each Fund's portfolio. Since the risk of default is higher for non-investment grade debt securities, Heartland Advisors' research and credit analysis are an especially important part of managing securities of this type held by a Fund. In considering investments for the Fund, Heartland Advisors will attempt to identify those issuers of non-investment grade securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. Heartland Advisors' analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

     A Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interests of the Fund's shareholders.

Indexed Securities

     The Small Cap Contrarian Fund, the Mid Cap Value Fund, the Large Cap Value Fund, the Value Plus Fund, and the U.S. Government Securities Fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. For example, certain debt securities in which the Funds may invest may include securities whose interest rates are determined by reference to one or more specific financial indicators, such as LIBOR, resulting in a security whose interest payments tend to rise and fall together with the financial indicator. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other. Indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified underlying instrument's value increases, resulting in a security that performs similarly to the underlying instrument, or their maturity value may decline when the underlying instrument increases, resulting in a security whose price characteristics are similar to a put on the underlying instrument.

     The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies.

     The market for indexed securities may be thinner and less active than the market for securities in general, which can adversely affect the prices at which indexed securities are sold. If market quotations are not available, indexed securities will be valued in accordance with procedures established by the Board of Directors of Heartland, including the use of outside pricing services. Judgment plays a greater role in valuing certain indexed securities than is the case for securities for which more external sources for quotations and last-sale information are available. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services to value indexed securities and the Fund's ability to dispose of these securities.

Inflation - Indexed Bonds

     Each Fund may invest in inflation-indexed bonds issued by the U.S. Government, its agencies or instrumentalities. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value that is adjusted for inflation.

     If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward and, as a result, the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. If any such downward adjustment in the principal value of an inflation-indexed bond exceeds the interest otherwise includable in the Fund's gross income for the relevant tax year, the excess will be treated as an ordinary loss. However, the amount of the loss that a Fund may record for any tax year is limited to the amount by which the total taxable income realized by the Fund with respect to the particular bond in prior tax years exceeds the total ordinary losses recorded by the Fund on the bond in prior tax years. If the reduction in the principal value of the bond for any tax year exceeds this limit, the excess can be carried forward to offset interest income on the bond in future tax years.

     If the periodic adjustment rate measuring inflation increases, the principal value of inflation-indexed bonds will be adjusted upward and, as a result, the interest payable on these securities (calculated with respect to a larger principal amount) will be increased. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income and will be includable in the Fund's gross income in the period in which it accrues, even though investors do not receive their principal until maturity, subject to offset against any tax loss carryforwards from earlier tax years. There can be no assurance that the applicable inflation index for the security will accurately measure the real rate of inflation (or deflation) in the prices of goods and services. At present, the U.S. Treasury has only recently begun issuing inflation-indexed bonds. As such, there is no trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop, although one is expected.

Investments in Other Investment Companies

     Each of the Small Cap Contrarian, Mid Cap Value and Large Cap Value Funds may invest in the securities of other investment companies as permitted under the 1940 Act. At present, the 1940 Act provisions limit each Fund so that (a) no more than 10% of its total assets may be invested in securities of other investment companies, (b) it may not own securities of any one investment company having a value in excess of 5% of the Fund's total assets, and (c) it may not own more than 3% of the total outstanding voting stock of any one investment company. As a shareholder of another investment company, each Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses of the Fund.

Restricted Securities

     Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, a Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security. The Small Cap Contrarian, Mid Cap Value, Large Cap Value and Value Plus Funds may invest without limitation in restricted securities that are eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, provided that such securities have been determined to be liquid pursuant to the guidelines adopted by the Board of Directors.

Value Fund - Debt Securities

     The Value Fund may invest up to 5% of its net assets in debt securities rated at least B by Moody's or S&P, or, if unrated, judged comparable by Heartland Advisors. See "Non-Investment Grade Securities" above. Debt securities in which the Value Fund may invest include corporate debt securities, securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and money market instruments, such as certificates of deposit and commercial paper. This percentage limitation is in addition to assets that may be invested in short-term instruments as described in the Prospectus.

U.S. Government Securities Fund - Mortgage-Related Securities

     Mortgage-related securities in which the U.S. Government Securities Fund may invest include mortgage pass-through securities and derivative mortgage securities, such as collateralized mortgage obligations and stripped mortgage-backed securities, issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     In general, mortgage-related securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until the entire principal amount comes due at maturity, payments on certain mortgage-related securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal on mortgage-related securities may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans. If property owners make unscheduled prepayments of their mortgage loans, these prepayments may result in early payment of the applicable mortgage-related securities. In that event, the Fund may be unable to invest the proceeds from the early payment of the mortgage-related securities in an investment that provides as high a yield as the mortgage-related securities. Consequently, early payment associated with mortgage-related securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments generally tends to increase, thereby tending to decrease the life of mortgage-related securities. During periods of rising interest rates, the rate of mortgage prepayments generally decreases, thereby tending to increase the life of mortgage-related securities. If the life of a mortgage-related security is inaccurately predicted, the Fund may not be able to realize the rate of return it expected.

     Mortgage-related securities are less effective than other types of securities as a means of "locking in" attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. During periods of declining interest rates, these prepayments likely would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates.

     Prepayments may cause losses in securities purchased at a premium. At times, some of the mortgage-related securities in which the Fund may invest may have higher than market yields and, therefore, will be purchased at a premium above their par value. Unscheduled prepayments, which are made at par, will cause the Fund to experience a loss equal to any unamortized premium. In addition, the value of mortgage-related securities may change due to changes in the market's perception of the creditworthiness of the federal agency that issued them, and the mortgage-related securities market in general may be adversely affected by changes in governmental regulation or tax policies.

     Certain characteristics of adjustable rate mortgage securities ("ARMs") may make them more susceptible to prepayments than other mortgage-related securities. Unlike fixed rate mortgages, the interest rates on adjustable rate mortgages are adjusted at regular intervals, generally based on a specified, published interest rate index. Investments in ARMs allow the Fund to participate in changing interest rate levels through regular adjustments in the coupons of the underlying mortgages, resulting in more variable current income, and potentially shorter duration characteristics than longer-term fixed rate mortgage securities. The extent to which the values of ARMs fluctuate with changes in interest rates will depend on the frequency of the interest resets on the underlying mortgages, and the specific indexes underlying the ARMs, as certain indexes closely mirror market interest rate levels and others tend to lag changes in market rates.

     ARMs will frequently have caps and floors which limit the maximum amount by which the interest rate on the underlying mortgage loans may move up or down during each adjustment period, and over the life of the loan. Interest rate caps on ARMs may cause them to decrease in value in an increasing interest rate environment and may also prevent their income from increasing to levels commensurate with prevailing interest rates. Conversely, interest rate floors on ARMs may cause their income to remain higher than prevailing interest rate levels and result in an increase in the value of such securities. However, this increase may be tempered by an acceleration of prepayments. In general, ARMs tend to experience higher levels of prepayment than other mortgage-related securities. During favorable interest rate environments, holders of adjustable rate mortgages have greater incentives to refinance with fixed rate mortgages in order to avoid interest rate risk. In addition, significant increases in the index rates used for adjustment of the mortgages may result in increased delinquency, default and foreclosure rates, which in turn would increase the rate of prepayment on the ARMs.

     Collateralized mortgage obligations ("CMOs") are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities, each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO held by the Fund would have the same effect as the prepayment of mortgages underlying other mortgage-related securities. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile and the market for certain CMOs may not be as liquid as the market for other securities in general.

     Similarly, prepayments could also result in losses on stripped mortgage-backed securities. Stripped mortgage-backed securities are commonly structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The Fund may invest in both the interest-only or "IO" class and the principal-only or "PO" class. The yield to maturity on an IO class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurable adverse effect on the Fund's yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully its initial investment in these securities. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated.

     The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-related securities, potentially limiting the Fund's ability to obtain market quotations for those securities or to buy or sell those securities at any particular time.

     The U.S. Government Securities Fund anticipates that governmental and government-related entities may create mortgage loan pools offering pass-through investments in addition to the types discussed above, including securities with underlying pools of derivative mortgage-related securities. As new types of mortgage-related securities are developed and offered to investors, Heartland Advisors will, consistent with the Fund's objective and investment policies, consider making investments in such new types of securities.

Small Cap Contrarian Fund - Short Sales

     The Small Cap Contrarian Fund may seek to hedge investments or realize additional gains through short sales. Short sales are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends or interest that accrued during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker (or by the Fund's custodian), to the extent necessary to meet margin requirements, until the short position is closed out. The Fund may also incur transaction costs in effecting short sales.

     The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses a Fund may be required to pay in connection with a short sale.

     Whenever the Small Cap Contrarian Fund engages in a short sale, it will maintain a segregated collateral account with its custodian consisting of an amount of cash or liquid assets equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) any cash or liquid assets required to be deposited as collateral with the broker in connection with the short sale (not including the proceeds from the short sale). The Fund will maintain the account on a daily basis so that the amount deposited with the custodian plus the amount deposited with the broker as collateral will equal the current market value of the securities sold short; provided, that at no time will the amount segregated in the account plus the amount deposited with the broker be less than the market value of the securities at the time they were sold short.

Small Cap Contrarian Fund - Leverage

     The Small Cap Contrarian Fund may borrow from banks up to one-third of its total assets, and may pledge its assets in connection with such borrowings. If the Small Cap Contrarian Fund makes additional investments while borrowings are outstanding, this may be construed as a form of leverage. Leveraging the Small Cap Contrarian Fund may create an opportunity for increased net income; however, it may also give rise to special risk considerations. For example, leveraging may exaggerate changes in the net asset value of the Fund's shares and in the gains and losses on the Fund's investments. Leveraging will create interest expenses for the Fund that may exceed the return on investments made with the borrowings. To the extent the income derived from securities purchased with borrowed funds exceeds the Fund's costs of borrowing, the Fund's net income may be greater than if leveraging were not used. Conversely, if the income from the investments made with the borrowed funds is not sufficient to cover the cost of leveraging, the net income of the Fund will be less than if leveraging were not used and the value of the Fund's shares may be adversely affected. Reverse repurchase agreements that are not fully collateralized create leverage, a speculative factor, and will be considered as borrowings for purposes of the Fund's investment limitations.

Portfolio Turnover


     Portfolio turnover for each Fund is the ratio of the lesser of annual purchases or sales of portfolio securities by the Fund to the average monthly value of portfolio securities owned by the Fund, not including securities maturing in less than twelve months. A 100% portfolio turnover rate would occur, for example, if the lesser of the value of purchases or sales of a Fund's portfolio securities for a particular year were equal to the average monthly value of the portfolio securities owned by the Fund during the year. For the fiscal years ended December 31, 1997 and 1996, the portfolio turnover rates for the Value Fund were 55% and 31%, respectively; for the Value Plus Fund the portfolio turnover rates were 74% and 73%, respectively; for the Small Cap Contrarian Fund the portfolio turnover rates were 103% and 57%, respectively; and for the U.S. Government Securities Fund the portfolio turnover rates were 143% and 30%, respectively. The turnover rate for the Small Cap Contrarian Fund was relatively high in 1997, in part because the Fund took losses in several stocks where the fundamentals had deteriorated and realized profits in many of its equity positions that had experienced significant appreciation. In addition, the Fund had several companies in the portfolio that were the subject of takeovers during 1997, thereby increasing portfolio turnover. The turnover rate for the U.S. Government Securities Fund was relatively high in 1997, in part due to the sector rotation strategy employed by the Fund. In addition to pursuing such a strategy, effective March 31, 1997 the Fund eliminated its positions in corporate bonds pursuant to a change in investment policy, thereby increasing portfolio turnover. The portfolio turnover rates for the Mid Cap Value Fund for the 1997 fiscal year and for the period from October 11, 1996 (commencement of operations) to December 31, 1996 were 48% and 4%, respectively. The portfolio turnover rates for the Large Cap Value Fund for the 1997 fiscal year and for the period from October 11, 1996 (commencement of operations) to December 31, 1996 were 30% and 1%, respectively.


INVESTMENT RESTRICTIONS

     Each Fund has adopted investment restrictions and fundamental policies which cannot be changed without the approval of the holders of the lesser of (i) a majority of the outstanding shares of the Fund or (ii) 67% of the shares represented at a meeting of shareholders at which the holders of 50% or more of the outstanding shares of the Fund are represented. Operating policies are subject to change by the Board of Directors without shareholder approval. However, no Fund will change materially any operating policy without notice to shareholders. Any investment policy or restriction which involves a maximum percentage of securities or assets will not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowing by, a Fund.

Small Cap Contrarian Fund

     The fundamental investment restrictions and policies of the Small Cap Contrarian Fund provide that such Fund may not:

     (1) With respect to 75% of the Fund total assets, invest more than 5% of the fair market value of its assets in securities of any one issuer, other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities;

     (2) Invest in a company to get control or manage it or, with respect to 75% of the Fund's total assets, purchase more than 10% of the outstanding voting securities of an issuer;

     (3) Invest more than 25% of its total assets, based on current market value at the time of purchase, in securities of issuers in any single industry; provided that there shall be no limitation on the purchase of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

     (4) Buy or sell real estate or oil and gas interests or leases, but this shall not prevent the Fund from investing in securities secured by real estate or real estate interests or issued by companies, including real estate investment trusts, that invest in real estate or real estate interests or whose business involves the purchase or sale of real estate.

     (5) Borrow money or property, except from banks for temporary purposes or in connection with otherwise permissible leverage activities, and then only in an amount not in excess of one-third of the value of the Fund's total assets. For purposes of this restriction, collateralized reverse repurchase agreements are not deemed to be borrowings.

     (6) Mortgage, hypothecate, or pledge any of its assets as security for any of its obligations, except as required for otherwise permissible borrowings (including reverse repurchase agreements), short sales, futures, options and other hedging activities.

     (7) Make loans, except that it may: (i) acquire publicly distributed bonds, debentures, notes and other debt securities; (ii) lend portfolio securities provided that no such loan may be made if as a result the aggregate of such loans would exceed one-third of the value of the Fund's total assets; and (iii) enter into repurchase agreements.

     (8) Underwrite the securities of other issuers, although it may invest in companies that engage in such businesses if it does so in accordance with policies established by Heartland's Board of Directors, and except where it might technically be deemed to be an underwriter for purposes of the Securities Act of 1933 upon the disposition of certain securities.

     (9) Purchase a security if, as a result, more than 10% of the value of the Fund's total assets would be invested in: (a) securities that are not readily marketable or that would require registration under the Securities Act of 1933, as amended, upon disposition; and (b) repurchase agreements which do not provide for payment within 7 days.

     (10) Issue senior securities, as defined in the Investment Company Act of 1940 (the "1940 Act"), except that this restriction shall not be deemed to prohibit the Fund from making any otherwise permissible borrowings, mortgages or pledges, or entering into permissible reverse repurchase agreements, or hedging activities.

     (11) Invest in commodities, but the Fund may purchase or sell futures contracts, options on futures, and options.

     In accordance with the following non-fundamental policies, which may be changed without shareholder approval, the Small Cap Contrarian Fund may not:

     (1) Invest more than 5% of its total assets in securities of companies which, including any predecessors, have a record of less than three years of continuous operations.

     (2) Invest in securities of other investment companies except as permitted by the 1940 Act or as part of a merger, consolidation, acquisition of assets, or similar reorganization transaction.

     (3) Purchase warrants (other than those that have been acquired in units or attached to other securities), except that the Fund may purchase warrants which, when valued at lower of cost or market, do not exceed 5% of the value of the Fund's net assets; included within the 5%, but not in excess of 2% of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchanges.

     (4) Purchase or retain the securities of any issuer if the officers, directors, advisors or managers of the Fund owning beneficially more than 0.5% of the securities of such issuer together own beneficially 5% of such securities; provided no officer or director shall be deemed to own beneficially securities held in other accounts managed by such person or held in employee or similar plans for which such person acts as trustee.

     (5) Purchase securities on margin or effect short sales of securities, except that the Fund may obtain short-term credit necessary for the clearance of purchases and sales of its portfolio securities, and except as required in connection with permissible options, futures, short selling and leverage activities as described elsewhere in the Prospectus and Statement of Additional Information.

     (6) Invest more than 10% of its total assets in real estate investment trusts.

     For the Small Cap Contrarian Fund's limitations on futures and options transactions, see "Investment Policies and Methods - Limitations on Futures and Options Transactions."

Value Fund and U.S. Government Securities Fund

     The fundamental investment restrictions and policies of the Value Fund and the U.S. Government Securities Fund provide that such Funds may not:

     (1) Invest more than 5% of the fair market value of its assets in securities of any one issuer except for United States government agency securities and securities backed by the United States Government, its agencies or instrumentalities, which may be purchased without limitation. For the purposes of this limitation, the Funds will regard the entity which has the ultimate responsibility for payment of principal and interest as the issuer.

     (2) Purchase more than 10% of the outstanding voting securities of an issuer, or invest in a company to get control or manage it.

     (3) Invest more than 25% of its total assets, based on current market value at the time of purchase, in securities of issuers in any single industry; provided that there shall be no limitation on the purchase of securities issued or guaranteed by the United States government, its agencies or instrumentalities.

     (4) Invest more than 5% of its total assets in securities of companies which, including any predecessors, have a record of less than three years of continuous operations.

     (5) Invest in securities of other investment companies except as they may be acquired as part of a merger, consolidation, reorganization or acquisition of assets.

     (6) Buy or sell real estate, real estate investment trusts, or oil and gas interests, but this shall not prevent the Funds from investing in securities of companies whose business involves the purchase or sale of real estate, except that the U.S. Government Securities Fund will not invest in real estate limited partnerships.

     (7) Borrow money or property except for temporary or emergency purposes. If a Fund ever should borrow money it would only borrow from banks and in an amount not exceeding 10% of the market value of its total assets (not including the amount borrowed). Neither Fund will pledge more than 15% of its net assets to secure such borrowings. In the event a Fund's borrowing exceeds 5% of the market value of its total assets the Fund will not invest in any additional portfolio securities until its borrowings are reduced to below 5% of its total assets. For purposes of these restrictions, collateral arrangements for premium and margin payments in connection with a Fund's hedging activities are not to be deemed to be a pledge of assets.

     (8) Make loans, except that it may (i) acquire publicly distributed bonds, debentures, notes and other debt securities and (ii) lend portfolio securities provided that no such loan may be made if as a result the aggregate of such loans would exceed 30% of the value of the Fund's total assets.

     (9) Underwrite the securities of other issuers except where it might technically be deemed to be an underwriter for purposes of the Securities Act of 1933 upon the disposition of certain securities.

     (10) Except with respect to investments in repurchase agreements by the U.S. Government Securities Fund, purchase securities with legal or contractual restrictions on resale.

     (11) Issue senior securities.

     (12) Purchase securities on margin or effect short sales of securities, except that the Value Fund may sell securities short where it either: (a) holds a long position in the same security which equals or exceeds the number of shares sold short; or (b) holds a long position in a security with respect to which there has been a public announcement of a proposed transaction that would result in the conversion of the securities so held into an equal or greater number of shares of the securities sold short; provided that the Value Fund may not effect any such short sale of securities if, as a result thereof, the aggregate value of all of its open short positions would exceed 5% of the Value Fund's total assets, or if more than 10% of the Value Fund's net assets would be held as collateral for such short positions.

     (13) Buy or sell commodities or commodity contracts or enter into an interest rate futures contract or an option thereon, except that a Fund may purchase or sell futures and options on futures and enter into closing transactions with respect thereto unless, as a result thereof: (a) the then current aggregate futures market prices and financial instruments required to be delivered under open futures contract sales plus the then current aggregate purchase price of financial instruments required to be purchased under open futures contract purchases would exceed 25% of the Fund's net assets (taken at market value at the time of entering into the contract and excluding the amount by which any of its options on futures are in-the-money); and (b) more than 5% of the Fund's total assets (taken at market value at the time of entering into the contract and excluding the amount by which any of its options on futures are in-the-money) would be committed to initial margin and premiums paid on such futures contracts.

     (14) Write, purchase or sell puts, calls, straddles, spreads or any combination thereof, except that a Fund may write covered call options and purchase put options on portfolio securities or securities indexes and enter into closing transactions with respect to such options, and, subject to restriction (13) above, a Fund may write covered call options and purchase put options on futures contracts and enter into closing transactions with respect to such options on futures, unless, as a result of any of the foregoing transactions: (a) the aggregate market value of all portfolio securities covering call options written by the Fund would exceed 25% of the Fund's total assets; or (b) the aggregate value of all premiums paid for put options purchased by the Fund would exceed 5% of the Fund's total assets (less the amount by which any such positions are in-the-money), excluding puts purchased on closing transactions.

     (15) Invest in illiquid securities, except that the U.S. Government Securities Fund may invest up to 10% of its net assets in illiquid securities, including investments in repurchase agreements which mature in more than seven days.

     (16) Purchase warrants, except that the Value Fund may purchase warrants which, when valued at lower of cost or market, do not exceed 5% of the value of the Fund's net assets; included within the 5%, but not in excess of 2% of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchanges.

     (17) With respect to the U.S. Government Securities Fund, purchase or retain the securities of any issuer if the officers, directors, advisors or managers of the fund owning beneficially more than one and one-half of one percent of the securities of such issuer together own beneficially 5% of such securities; provided no officer or director shall be deemed to own beneficially securities held in other accounts managed by such person or held in employee or similar plans for which such person acts as trustee.

Mid Cap Value Fund and Large Cap Value Fund

     The fundamental investment restrictions and policies of the Mid Cap Value Fund and the Large Cap Value Fund provide that each such Fund may not:

     (1) With respect to 75% of its total assets, invest more than 5% of the fair market value of its assets in securities of any one issuer, other than securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities;

     (2) Invest in a company to get control or manage it or, with respect to 75% of its total assets, purchase more than 10% of the outstanding voting securities of an issuer;

     (3) Invest more than 25% of its total assets, based on current market value at the time of purchase, in securities of issuers in any single industry; provided that there shall be no limitation on the purchase of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

     (4) Buy or sell real estate or oil and gas interests or leases, but this shall not prevent the Fund from investing in securities secured by real estate or real estate interests or issued by companies, including real estate investment trusts, that invest in real estate or real estate interests or whose business involves the purchase or sale of real estate.

     (5) Borrow money or property except for temporary or emergency purposes. If the Fund ever should borrow money it would only borrow from banks and in an amount not exceeding 10% of the market value of its total assets (not including the amount borrowed). No Fund will pledge more than 15% of its net assets to secure such borrowings. In the event the Fund's borrowing exceeds 5% of the market value of its total assets the Fund will not invest in any additional portfolio securities until its borrowings are reduced to below 5% of its total assets. For purposes of these restrictions, collateral arrangements for premium and margin payments in connection with the Fund's hedging activities are not to be deemed to be a pledge of assets.

     (6) Mortgage, hypothecate, or pledge any of its assets as security for any of its obligations, except as required for otherwise permissible borrowings (including reverse repurchase agreements), short sales, futures, options, and other hedging activities.

     (7) Make loans, except that it may: (i) acquire publicly distributed bonds, debentures, notes, and other debt securities; (ii) lend portfolio securities provided that no such loan may be made if as a result the aggregate of such loans would exceed one-third of the value of the Fund's total assets; and (iii) enter into repurchase agreements.

     (8) Underwrite the securities of other issuers, although it may invest in companies that engage in such businesses if it does so in accordance with policies established by Heartland's Board of Directors, and except where it might technically be deemed to be an underwriter for purposes of the Securities Act of 1933 upon the disposition of certain securities.

     (9) Purchase a security if, as a result, more than 10% of the value of the Fund's total assets would be invested in: (a) securities that are not readily marketable or that would require registration under the Securities Act of 1933, as amended, upon disposition; and (b) repurchase agreements which do not provide for payment within 7 days.

     (10) Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Fund from making any otherwise permissible borrowings, mortgages or pledges, or entering into permissible reverse repurchase agreements, or hedging activities.

     (11) Invest in commodities, but the Fund may purchase or sell futures contracts, options on futures, and options.

     In accordance with the following non-fundamental policies, which may be changed without shareholder approval, the Mid Cap Value Fund and the Large Cap Value Fund each may not:

     (1) Invest more than 5% of its total assets in securities of companies which, including any predecessors, have a record of less than three years of continuous operations.

     (2) Invest in securities of other investment companies except as permitted by the 1940 Act or as part of a merger, consolidation, acquisition of assets, or similar reorganization transaction.

     (3) Purchase warrants (other than those that have been acquired in units or attached to other securities), except that the Fund may purchase warrants which, when valued at lower of cost or market, do not exceed 5% of the value of the Fund's net assets; included within the 5%, but not in excess of 2% of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchanges.

     (4) Purchase or retain the securities of any issuer if the officers, directors, advisors or managers of the Fund owning beneficially more than 0.5% of the securities of such issuer together own beneficially 5% of such securities; provided no officer or director shall be deemed to own beneficially securities held in other accounts managed by such person or held in employee or similar plans for which such person acts as trustee.

     (5) Purchase securities on margin or effect short sales of securities, except that the Fund may obtain short-term credit necessary for the clearance of purchases and sales of its portfolio securities, and except as required in connection with permissible options, futures, short selling and leverage activities as described elsewhere in the Prospectus and Statement of Additional Information.

     (6) Invest more than 10% of its total assets in real estate investment trusts.

     For the Mid Cap Value Fund's and Large Cap Value Fund's limitations on futures and options transactions, see "Investment Policies and Methods - Limitations on Futures and Options Transactions."

Value Plus Fund

     The fundamental investment restrictions and policies of the Value Plus Fund provide that such Fund may not:

     (1) With respect to 75% of the Fund's total assets, invest more than 5% of the fair market value of its assets in securities of any one issuer, other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities;

     (2) Invest more than 10% of the fair market value of its total assets in securities of any one issuer, other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities;

     (3) Purchase more than 10% of the outstanding voting securities of an issuer, or invest in a company to get control or manage it.

     (4) Invest more than 25% of its total assets, based on current market value at the time of purchase, in securities of issuers in any single industry; provided that there shall be no limitation on the purchase of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

     (5) Buy or sell real estate or oil and gas interests or leases, but this shall not prevent the Fund from investing in securities secured by real estate or real estate interests or issued by companies, including real estate investment trusts, that invest in real estate or real estate interests or whose business involves the purchase or sale of real estate.

     (6) Borrow money or property except for temporary or emergency purposes. If the Fund ever should borrow money it would only borrow from banks and in an amount not exceeding 10% of the market value of its total assets (not including the amount borrowed). The Fund will not pledge more than 15% of its net assets to secure such borrowings. In the event the Fund's borrowing exceeds 5% of the market value of its total assets the Fund will not invest in any additional portfolio securities until its borrowings are reduced to below 5% of its total assets. For purposes of these restrictions, collateral arrangements for premium and margin payments in connection with the Fund's hedging activities are not to be deemed to be a pledge of assets.

     (7) Make loans, except that it may: (i) acquire publicly distributed bonds, debentures, notes and other debt securities; (ii) lend portfolio securities provided that no such loan may be made if as a result the aggregate of such loans would exceed 30% of the value of the Fund's total assets; and (iii) enter into repurchase agreements.

     (8) Underwrite the securities of other issuers except where it might technically be deemed to be an underwriter for purposes of the Securities Act of 1933 upon the disposition of certain securities.

     (9) Purchase a security if, as a result, more than 10% of the value of the Fund's total assets would be invested in: (a) securities with legal or contractual restrictions on resale (other than investments in repurchase agreements); (b) securities for which market quotations are not readily available; and (c) repurchase agreements which do not provide for payment within 7 days.

     (10) Issue senior securities.

     (11) Invest in commodities, but the Fund may invest in futures contracts, options on futures, and options.

     In accordance with the following non-fundamental policies, which may be changed without shareholder approval, the Value Plus Fund may not:

     (1) Invest more than 5% of its total assets in securities of companies which, including any predecessors, have a record of less than three years of continuous operations.

     (2) Invest in securities of other investment companies except as they may be acquired as part of a merger, consolidation, reorganization or acquisition of assets.

     (3) Purchase warrants, except that the Fund may purchase warrants which, when valued at lower of cost or market, do not exceed 5% of the value of the Fund's net assets; included within the 5%, but not in excess of 2% of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchanges.

     (4) Purchase or retain the securities of any issuer if the officers, directors, advisors or managers of the Fund owning beneficially more than 0.5% of the securities of such issuer together own beneficially 5% of such securities; provided no officer or director shall be deemed to own beneficially securities held in other accounts managed by such person or held in employee or similar plans for which such person acts as trustee.

     (5) Purchase securities on margin or effect short sales of securities, except as required in connection with permissible options and futures activities as described elsewhere in the Prospectus and Statement of Additional Information and except that the Fund may sell securities short where it either: (a) holds a long position in the same security which equals or exceeds the number of shares sold short; or (b) holds a long position in a security with respect to which there has been a public announcement of a proposed transaction that would result in the conversion of the securities so held into an equal or greater number of shares of the securities sold short; provided that the Fund may not effect any such short sale of securities if, as a result thereof, the aggregate value of all of its open short positions would exceed 5% of the Fund's total assets, or if more than 10% of the Fund's net assets would be held as collateral for such short positions.

     (6) Invest more than 10% of its total assets in real estate investment trusts.

     For the Value Plus Fund's limitations on futures and options transactions, see "Investment Policies and Methods - Limitations on Futures and Options Transactions."


MANAGEMENT

     The Board of Directors of Heartland provides broad supervision over the affairs of each Fund, and the officers are responsible for its operations. The Directors and officers are listed below, together with their principal occupations during the past five years. Subject to the direction of the Board of Directors, Heartland Advisors is responsible for investment management of the assets of each Fund. Although each Fund is offering only its own shares, it is possible that one Fund might become liable for any misstatement in the Prospectus about another Fund. The Board of Directors has considered this factor in approving the use of a single combined prospectus.

                                                           Principal Occupation
Name and Address              Position with Heartland      During Past Five Years
----------------              -----------------------      ---------------------------------
William J. Nasgovitz          President and Director*      President and Director Heartland Advisors, Inc., since 1982; Senior Vice
790 North Milwaukee Street                                 President Investments, Dain Bosworth Incorporated from 1988 to June 1992;
Milwaukee, WI  53202                                       Director of Capital Investments, Inc., since 1989 (small business investment company).

Willard H. Davidson           Director                     Financial and business consultant since 1984; prior thereto, Chairman and
3726 North Lake Drive                                      a Director, Marine Corporation (a bank holding company) and Marine Bank,
Milwaukee, WI  53211                                       N.A.

Hugh F. Denison               Director*                    Vice President, Heartland Advisors, Inc., since 1988. Director, Heartland
790 North Milwaukee Street                                 Advisors, Inc., 1988 through 1996.
Milwaukee, WI  53202

Jon D. Hammes                 Director                     President, The Hammes Company, since 1991; prior thereto, Managing
Suite 305                                                  Partner, Trammell, Crow Co.
18000 West Sarah Lane
Brookfield, WI  53045

Patrick J. Retzer             Vice President, Treasurer    Senior Vice President and Treasurer, Heartland Advisors, Inc. since 1987;
790 North Milwaukee Street    and Director*                Director of Heartland Advisors, Inc. since 1988.
Milwaukee, WI  53202

A. Gary Shilling              Director                     President, A. Gary Shilling & Company, Inc. (economic consultants and
500 Morris Avenue                                          investment advisors), since 1978.
Springfield, NJ  07081-1020

Linda F. Stephenson           Director                     President and Chief Executive Officer, Zigman Joseph Stephenson (a public
100 East Wisconsin Avenue                                  relations and marketing communications firm) since 1989.
Milwaukee, WI  53202

Jilaine Hummel Bauer          Vice President               Senior Vice President, Heartland Advisors, Inc., since January 1998,
790 North Milwaukee Street                                 Senior Vice President, Stein Roe & Farnham Incorporated, 1992 through
Milwaukee, WI 53202                                        1997.

Paul T. Beste                 Vice President and           Investment Operations Officer, Heartland Advisors, Inc. since 1997;
790 North Milwaukee Street    Principal Accounting         Director of Taxes/Compliance, Strong Capital Management, Inc., 1992 to
Milwaukee, WI 53202           Officer                      June 1997.

Kenneth J. Della              Vice President               Chief Financial Officer, Heartland Advisors, Inc. since July 1995.
790 North Milwaukee Street                                 Employed by Heartland Advisors, Inc. since May 1992.
Milwaukee, WI 53202

Lois Schmatzhagen             Secretary                    Secretary, Heartland Advisors, Inc. since 1988.
790 North Milwaukee Street
Milwaukee, WI 53202

     *Directors who are "Interested Persons" (as defined in the 1940 Act) of Heartland Advisors.

     Heartland pays the compensation of the four Directors who are not officers, directors or employees of Heartland Advisors. The following compensation was paid to those Directors for their services during the fiscal year ended December 31, 1997:

                                                                        Total
                       Aggregate                     Estimated          Compensation
                       Compensation    Pension or    Actual Benefits    from Heartland
                       from            Retirement    Upon               and Fund
Director               Heartland       Benefits      Retirement         Complex
--------               ---------       --------      ----------         -------
Willard H. Davidson    $16,000         None          None               $16,000
Jon D. Hammes          $16,000         None          None               $16,000
A. Gary Shilling       $16,000         None          None               $16,000
Linda F. Stephenson    $16,000         None          None               $16,000

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     As of March 31, 1998, the Directors and officers of Heartland Group, Inc. as a group (9 persons) owned less than 1% of the outstanding shares of the Small Cap Contrarian Fund, the Value Fund, the Value Plus Fund and the Mid Cap Value Fund, and owned 1.87% of the U.S. Government Securities Fund and 4.62% of the Large Cap Value Fund. As of such date, no person was known to management to own, beneficially or of record; 5% or more, of the outstanding shares of any of the Funds, except that Charles Schwab & Co., Inc., ATTN: Mutual Funds, 101 Montgomery Street, San Francisco, CA 94104-4122 held of record;12,785,959 shares (or 20.2%) of the Value Fund; 8,857,648 shares (or 39.1%) of the Value Plus Fund; 6,162,309 shares (or 30.9%) of the Small Cap Contrarian Fund;1,615,845 shares (or 51.0%) of the Mid Cap Value Fund; and 95,990 shares (or 14.7%) of the Large Cap Value Fund. In addition Heartland Advisors, Inc., ATTN: Ken Della, 790 North Milwaukee Street, Milwaukee, WI 53202-3712 held of record 41,529 shares, or 6.3%, of the Large Cap Value Fund. Catherine J. Polaski, 5329 Highway 38, Franksville, WI 53126, held of record 39,969 shares (or 6.1%) of the Large Cap Value Fund.


THE INVESTMENT ADVISOR

     Each Fund is managed by Heartland Advisors, pursuant to an Investment Advisory Agreement with respect to the Value Fund and a separate Investment Advisory Agreement with respect to the Small Cap Contrarian Fund, the Mid Cap Value Fund, the Large Cap Value Fund, the Value Plus Fund, and the U.S. Government Securities Fund (the "Agreements"). The Agreements, with respect to the Small Cap Contrarian Fund, the Value Plus Fund, the U.S. Government Securities Fund, the Mid Cap Value Fund, the Large Cap Value Fund, and the Value Fund, were most recently approved by the Board of Directors, including a majority of the Directors who are not Interested Persons of the Fund or of Heartland Advisors, on July 15, 1997.

     Heartland Advisors is controlled by William J. Nasgovitz, a Director and the President of Heartland, by virtue of his ownership of a majority of its outstanding capital stock. In addition to serving as investment advisor, Heartland Advisors also serves as the distributor for the shares of each Fund. Heartland Advisors, founded in 1982, serves as the investment adviser for the Heartland Short Duration High-Yield Municipal Fund, Heartland High-Yield Municipal Bond Fund and Heartland Wisconsin Tax Free Fund, three additional series of Heartland, and also provides investment management services for individuals, and institutional accounts, such as pension funds and profit-sharing plans. As of March 31, 1998, Heartland Advisors had approximately $4.5 billion in assets under management. Mr. Nasgovitz intends to retain control of Heartland Advisors through the continued ownership of a majority of its outstanding voting stock.

     Heartland Advisors provides each Fund with overall investment advisory and administrative services. Subject to such policies as the Board of Directors may determine, Heartland Advisors makes investment decisions on behalf of each Fund, makes available research and statistical data in connection therewith, and supervises the acquisition and disposition of investments by each Fund, including the selection of broker-dealers to carry out portfolio and hedging transactions. Heartland Advisors will permit any of its officers or employees to serve without compensation from the Funds as directors or officers of Heartland if elected to such positions.

     Heartland Advisors bears all of its own expenses in providing services under the Agreements and pays all salaries, fees, and expenses of the officers and directors of Heartland who are affiliated with Heartland Advisors. Each Fund bears all its other expenses including, but not limited to, necessary office space, telephone and other communications facilities and personnel competent to perform administrative, clerical and shareholder relations functions; a pro rata portion of salary, fees, and expenses (including legal fees) of those directors, officers, and employees of Heartland who are not officers, directors, or employees of Heartland Advisors; interest expenses; fees and expenses of the Custodian, Agent, and Dividend Disbursing Agent; fees of shareholder recordkeeping agents; taxes and governmental fees; brokerage commissions and other expenses incurred in acquiring or disposing of portfolio securities, expenses of registering and qualifying shares for sale with the Securities and Exchange

Commission and with various state securities commissions; accounting and legal costs; insurance premiums; expenses of maintaining the Fund's legal existence and of shareholder meetings; expenses of preparation and distribution to existing shareholders of reports, proxies, and prospectuses; and fees and expenses of membership in industry organizations.

     Each of the Small Cap Contrarian Fund, the Value Fund, the Mid Cap Value Fund, and the Large Cap Value Fund pays Heartland Advisors an annual fee for its services at the rate of 0.75 of 1% of the respective Fund's average daily net assets. While the advisory fee is larger than the fee paid by most mutual funds, it is consistent with the fee paid by funds with investment characteristics and objectives similar to that of the referenced Funds. The Value Plus Fund pays Heartland Advisors an annual fee for its advisory services at the rate of 0.70 of 1% of the Fund's average daily net assets. The advisory fee for the U.S. Government Securities Fund is 0.65 of 1% of the first $100 million of the Fund's average daily net assets, 0.50 of 1% of the next $400 million of assets, and
0.40 of 1% on assets in excess of $500 million. The advisory fees for the Funds are payable in monthly installments.

     For the fiscal years ended December 31, 1995, 1996, and 1997 the Value Fund paid advisory fees of, $6,452,487, $10,877,255, and $14,673,206 respectively.
For the period from April 27, 1995 (commencement of operations) to December 31, 1995, and for the fiscal years ended December 31, 1996 and 1997, the Small Cap Contrarian Fund paid advisory fees of $172,583, $1,448,964 and $2,109,857, respectively. For the period from October 11, 1996 (commencement of operations) to December 31, 1996, and for the fiscal year ended December 31, 1997, the Mid Cap Value Fund paid advisory fees of $6,087 and $184,843, respectively. For the period from October 11, 1996 (commencement of operations) to December 31, 1996, and for the fiscal year ended December 31, 1997, the Large Cap Value Fund paid advisory fees of $2,325 and $26,585, respectively. During the fiscal year ended December 31, 1997, advisory fees provided under the Large Cap Value Fund's Agreement totaled $40,359, but Heartland Advisors voluntarily waived $13,774 of the fees during this period. For the fiscal years ended December 31, 1995, 1996, and 1997, the Value Plus Fund paid advisory fees of $102,311, $218,448, and $1,292,331, respectively. For the years ended December 31,1995, 1996, and 1997, the U.S. Government Securities Fund paid advisory fees of $325,124, $291,423 and $146,128,, respectively. During those periods, advisory fees provided under the U.S. Government Securities Fund's Agreement totaled $422,661, $378,850, and $301,650, respectively, but Heartland Advisors voluntarily waived $97,537, $87,427, and $155,522 of the fees during those respective periods.

     The Agreements provide that Heartland Advisors' fee will be reduced, or Heartland Advisors will reimburse a Fund (up to the amount of its fee), by an amount necessary to prevent the total expenses of a Fund (excluding taxes, interest, brokerage commissions or transactions costs, distribution fees and extraordinary expenses) from exceeding limits applicable to the Fund in any state in which its shares are then qualified for sale. Presently the most restrictive expense ratio limitation imposed by any state is 2-1/2% of the first $30 million of a Fund's average net assets, 2% of the next $70 million and 1-1/2% of the remaining assets. For the purposes of these tests, average net assets will be computed in the same manner as average daily net assets are computed in determining the investment advisory fee. Such reimbursements would be made monthly, subject to annual adjustment.

     Each of the Agreements will continue in effect from year to year, as long as it is approved at least annually by the Board of Directors or by a vote of the outstanding voting securities of the appropriate Fund and in either case by a majority of the Directors who are not parties to the Agreement or interested persons of any such party. Each Agreement terminates automatically if it is assigned and may be terminated without penalty by either party on not more than 60 nor less than 30 days' notice. Each Agreement provides that neither Heartland Advisors nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Agreement.

PERFORMANCE INFORMATION

     From time to time the Funds may advertise their "yield" and "total return." Yield is based on historical earnings and total return is based on historical distributions; neither is intended to indicate future performance. The "yield" of a Fund refers to the income generated by an investment in that Fund over a one-month period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during the month is assumed to be generated each month over a twelve-month period and is shown as a percentage of the investment. "Total return" of the Funds refers to the annual average return for 1, 5, and 10-year periods (or the portion thereof during which a Fund has been in existence). Total return is the change in redemption value of shares purchased with an initial $1,000 investment, assuming the reinvestment of dividends and capital gain distributions and the redemption of the shares at the end of the period. Prior to June 1, 1994, shares of the Funds had been sold subject to a contingent deferred sales charge and prior to February 12, 1993, shares of the Value and U.S. Government Securities Funds had been sold subject to an initial sales charge, neither of which is reflected in the total return figures, rather the figures reflect the current no-load sales structure.

     Performance information should be considered in light of the particular Fund's investment objectives and policies, characteristics and quality of its portfolio securities, and the market conditions during the applicable period, and should not be considered as a representation of what may be achieved in the future. Investors should consider these factors and possible differences in the methods used in calculating performance information when comparing a Fund's performance to performance figures published for other investment vehicles.

     Average annual total return is computed by finding the average annual compounded rates of return over the 1, 5, and 10-year periods (or the portion thereof during which a Fund has been in existence) ended on the date of the respective Fund's balance sheet that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                               P(1 + T)/n/ = ERV

     Where:

          P =  a hypothetical initial payment of $1,000;

          T =  average annual total return;

          n =  number of years; and

        ERV = ending redeemable value for a hypothetical $1,000 payment made at the beginning of the 1, 5 and 10-year periods at the end of the 1, 5 and 10-year period (or fractional portion thereof).

     In some circumstances a Fund may advertise its total return for a 1, 2, or 3-year period, or the total return since the Fund commenced operations. In such circumstances the Fund will adjust the values used in computing return to correspond to the length of the period for which the information is provided.

The average annual total return for the Funds for the one, five, and ten-year periods or, if less, from commencement of operations through December 31, 1997 are as follows:


                                                                                 10 years or, if Less,
                                                                                 From Commencement of
                      Fund                              1 Year      5 Years           Operations
                      ----                              ------      -------      ---------------------
Heartland Value Fund                                    23.2%        18.5%               18.8%
Heartland Small Cap Contrarian Fund (4/27/95)           13.7%          N/A               20.1%
Heartland Mid Cap Value Fund (10/11/96)                 22.8%          N/A               24.7%
Heartland Large Cap Value Fund (10/11/96)               22.9%          N/A               23.2%
Heartland Value Plus Fund (10/26/93)                    30.6%          N/A               20.4%
Heartland U.S. Government Securities Fund                9.7%         7.2%                9.0%


     Yield quotations are based on a 30-day (or one-month) period, and are computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                                     a-b
                         Yield = 2[(----- + 1)/6/ - 1]
                                      cd

     Where:

          a =  dividends and interest earned during the period;

          b =  expenses accrued for the period (net of reimbursements);

          c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and

          d = the maximum offering price per share on the last day of the period.

     Since the Value Fund's investment objective is long-term capital appreciation, the Fund will typically not calculate or advertise its yield. Similarly, the Small Cap Contrarian, Mid Cap Value and Large Cap Value Funds will not typically calculate their yields. The yield for the Value Plus Fund for the thirty days ended December 31, 1997 was 3.78%. The yield for the U.S. Government Securities Fund for the thirty days ended December 31, 1997 was 5.70%. When advertising yield, a Fund will not advertise a one-month or a 30-day period which ends more than 45 days before the date on which the advertisement is published.

Each Fund may, from time to time, compare its performance to other mutual funds with similar investment objectives and to the industry as a whole, as quoted by ranking services and publications, such as Lipper Analytical Services, Inc., Morningstar, Inc. CDA Technologies, Forbes, Fortune, Money and Business Week, Value Line, Inc. and The Wall Street Journal. These rating services and magazines rank the performance of the Funds against all funds over specified periods and in specified categories. In general, the Small Cap Contrarian Fund would appear in the Capital Appreciation, Small Value or Micro Cap categories, the Value Fund would appear in the Small Value, Small Cap or Capital Appreciation categories, the Mid Cap Value Fund would appear in the Mid-Cap Value, Mid Cap or General Equity categories, the Large Cap Value Fund would appear in the Large Value, General Equity or Growth and Income categories and the Value Plus Fund would appear in the Domestic Hybird or Equity Income categories. The U.S. Government Securities Fund would generally appear in the Fixed Income or Intermediate-Term Government, General U.S. Government categories. Each Fund may also compare its performance to recognized stock and bond market indices, including the S&P 500, the Standard & Poor's Mid-Cap Index, the Russell 2000 Stock Index, the Lipper General U.S. Government Fund Index, and the Lehman Intermediate and Long-Term Government Bond Indices.

DETERMINATION OF NET ASSET VALUE PER SHARE

     Each Fund's shares are sold at their next determined net asset value per share. Each Fund determines the net asset value per share by subtracting the Fund's liabilities (including accrued expenses and dividends payable) from the Fund's total assets (the value of the securities a Fund holds plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of shares outstanding.

     The next determined net asset value per share will be calculated as of the close of regular trading on the New York Stock Exchange at least once every weekday, Monday through Friday, except on (i) customary national business holidays which result in the closing of the New York Stock Exchange which are New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas; (ii) days when no security is tendered for redemption and no customer order is received; or (iii) days when changes in the value of the investment company's portfolio securities do not affect the current net asset value of the Fund's redeemable securities. Portfolio securities which are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or, lacking any sales, at the latest bid price. Each over-the-counter security for which the last sale price on the day of valuation is available from NASDAQ and falls within the range of the latest bid and asked quotations is valued at that price. All other securities traded in the over-the-counter market are valued at the most recent bid prices as obtained from one or more dealers that make markets in the securities. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market.

     Foreign securities are valued at the last sale price in the principal market where they are traded, or, if last sale prices are unavailable, at the last bid price available prior to the time the Fund's net asset value is determined. Foreign securities prices may be furnished by quotation services who express the value of securities in their local currency. Heartland Advisors translates the value of foreign securities from the local currency into U.S. dollars at current exchange rates. Any changes in the value of forward contracts due to exchange rate fluctuations are included in the determination of net asset value. Because foreign securities markets may close prior to the time a Fund determines its net asset value, events affecting the value of portfolio securities occurring between the time securities prices are determined and the time the Fund calculates its net asset value may not be reflected in the Fund's calculation.

     Securities and other assets for which quotations are not readily available will be valued at their fair value as determined by the Board of Directors.

DISTRIBUTION OF SHARES

     Heartland Advisors, each Fund's investment advisor, also acts as the distributor of the shares of each Fund. Heartland Advisors has agreed to use its "best-efforts" to distribute each Fund's shares, but has not committed to purchase or sell any specific number of shares. The Distribution Agreement for the Funds is renewable annually by the vote of the directors at a meeting called for such purpose and may be terminated upon 60 days' written notice by either party. The Distribution Agreement will automatically terminate in the event of its assignment. Under the Agreement, Heartland Advisors will pay for the costs and expenses of preparing, printing and distributing materials not prepared by the Fund and used by Heartland Advisors in connection with its offering of shares for sale to the public, including the additional costs of printing copies of the prospectus and of annual and interim reports to shareholders other than copies required for distribution to shareholders or for filing under the federal securities laws, and any expenses of advertising incurred by Heartland Advisors in connection with the offering of the shares.

     For the fiscal year ended December 31, 1997, Heartland Advisors received contingent deferred sales charges with respect to redemption of shares of the Value Fund, the Value Plus Fund, and the U.S. Government Securities Fund in the amounts of $10,491, $285, and $3,268, respectively. For the fiscal year ended December 31, 1996, Heartland Advisors received contingent deferred sales charges with respect to redemptions of shares of the Value Fund, Value Plus Fund, and the U.S. Government Securities Fund in the amounts of $91,223, $7,812, and $32,254, respectively. For the fiscal year ended December 31, 1995, Heartland Advisors received contingent deferred sales charges with respect to redemptions of shares of the Value Fund, the Value Plus Fund, and the U.S. Government Securities Fund in the amounts of $205,943, $12,134, and $82,882, respectively.


DISTRIBUTION PLAN

     Each Fund has adopted a Distribution Plan, which is described in the Prospectus (see "The Distribution Plan"). Under each Plan, Heartland Advisors provides the Directors for their review promptly after the end of each quarter a written report setting forth all amounts expended under the Plan, including all amounts paid to dealers as distribution or service fees. In approving the Plan in accordance with the requirements of Rule 12b-1, the Directors considered various factors, including the amount of the distribution fee. The Directors determined that there is a reasonable likelihood that the Plan of each respective Fund will benefit the Fund and the shareholders of the Fund.

     Each Plan may be terminated by vote of a majority of the Directors who are not interested persons, or by vote of a majority of the outstanding voting securities of the Fund. Any change in the Plan that would materially increase the distribution cost to the Fund requires shareholder approval; otherwise, it may be amended by the Directors, including a majority of the Directors who are not interested persons, by vote cast in person at a meeting called for the purpose of voting upon such amendment. So long as a Distribution Plan is in effect, the selection or nomination of the Directors who are not interested persons is committed to the discretion of such Directors.

     The Distribution Plan of a Fund may be terminated by the Directors at any time on 60 days written notice without payment of any penalty by Heartland Advisors, by vote of a majority of the outstanding voting securities of the Fund, or by vote of a majority of the Directors who are not interested persons.

     Each Distribution Plan will continue in effect for successive one-year periods, if not sooner terminated in accordance with its terms, provided that each such continuance is specifically approved by the vote of the Directors, including a majority of the Directors who are not interested persons.

     During the fiscal year ended December 31, 1997, the Funds paid the following amounts under their respective Plans, all of which were spent on compensation to dealers, financial institutions, and other service providers, including Heartland Advisors: $703,286 for the Small Cap Contrarian Fund; $4,891,069 for the Value Fund; $61,614 for the Mid Cap Value Fund; $461,547 for the Value Plus Fund; $116,354 for the U.S. Government Securities Fund, and $8,862 for the Large Cap Value Fund. During the fiscal year ended December 31, 1997, Heartland Advisors voluntarily waived a portion of its fee; had no fee waiver been in effect, the Large Cap Fund would have paid $13,453 pursuant to its Distribution Plan.

TAX STATUS

     The information in this section supplements that in the Prospectus (see "Dividends, Capital Gains Distributions And Taxes").

     Each series of a series company, such as Heartland is treated as a single entity for federal income tax purposes, so that the net realized capital gains and losses of one series are not combined with those of another series in the same company.

     Gain or loss on the sale of securities held by a Fund for more than eighteen months will generally be long-term capital gain or loss. Gains and losses on the sale of securities held by a Fund for more than one year but not more than eighteen months, are classified as 28% gain or loss, also known as "mid-term gains or losses." Gain or loss on the sale of securities held for one year or less will be short-term capital gain or loss.

     If a shareholder exchanges shares of one Fund for shares of another Fund, the shareholder will recognize gain or loss for federal income tax purposes. That gain or loss will be measured by the difference between the shareholder's basis in the shares exchanged and the value of the shares acquired.

     It is possible that each Fund's income dividends may, to the extent such dividends consist of interest from obligations of the U.S. Government and certain of its agencies and instrumentalities, be exempt from all state and local income taxes. Each Fund intends to advise shareholders of the proportion of its dividends which consist of such interest. Shareholders are urged to consult their tax advisers regarding the possible exclusion of such portion of their dividends for state and local income tax purposes.

DESCRIPTION OF SHARES

     In the interest of economy and convenience, certificates representing shares purchased are not ordinarily issued. However, such purchases are confirmed to the investor and credited to their accounts on the books maintained by Firstar Trust Company (the "Agent"), Milwaukee, Wisconsin. The investor will have the same rights of ownership with respect to such shares as if certificates had been issued. Investors may receive a certificate representing whole shares by specifically requesting one by letter to the Agent. If a stock certificate is requested, it will not be sent for at least 14 days. The Directors require payment of any lost instrument bond premiums or federal and state taxes due in connection with the replacement of certificates and may require a fee for each new stock certificate that is issued by the Fund not connected with the purchase of new shares.

     Shareholders have the right to vote on the election of directors at each meeting of shareholders at which directors are to be elected and on other matters as provided by law or the Articles of Incorporation or Bylaws of Heartland. Heartland's Bylaws do not require that meetings of shareholders be held annually. However, special meetings of shareholders may be called for purposes such as electing or removing directors, changing fundamental policies, or approving investment advisory contracts. Shareholders of each series of a series company, such as Heartland, vote together with each share of each series in the company on matters affecting all series (such as election of directors), with each share entitled to a single vote. On matters affecting only one series (such as a change in that series' fundamental investment restrictions), only the shareholders of that series are entitled to vote. On matters relating to all the series but affecting the series differently (such as a new Investment Advisory Agreement), separate votes by series are required.

PORTFOLIO TRANSACTIONS

     The information in this section supplements the information in the Prospectus under "Portfolio Transactions."

     Allocation of the portfolio brokerage transactions, including their frequency, to various dealers is determined by Heartland Advisors in its best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt and efficient execution of orders in an effective manner at the most favorable price. Subject to this consideration, dealers who provide supplemental investment research, statistical or other services to Heartland Advisors may receive orders for transactions by the Funds. Information so received will enable Heartland Advisors to supplement its own research and analysis with the views and information of other securities firms, and may be used for the benefit of clients of Heartland Advisors other than one of the Funds. Research services may include advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Some broker-dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions by Heartland Advisors' clients, including the Funds. In addition, some broker-dealers may supply research from third party service providers in consideration of their receipt of brokerage commissions from transactions allocated by Heartland Advisors. Each Fund may also consider sales of its own shares as a factor in the selection of broker-dealers to execute portfolio transactions, subject to the policy of obtaining best price and execution.

     For particular transactions, the Funds may pay higher commissions to brokers (other than Heartland Advisors) than might be charged if a different broker had been selected, if, in Heartland Advisor's opinion, this policy furthers the objective of obtaining best price and execution. The allocation of orders among brokers and the commission rates paid will be reviewed periodically by Heartland's Board of Directors.

     Subject to the above considerations, Heartland Advisors may itself effect portfolio transactions as a broker for the Funds. The commissions, fees, or other remuneration received by Heartland Advisors must be reasonable and fair compared to the commissions, fees, or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities or commodities exchange, or on the National Association of Securities Dealers Automated Quotation System during a comparable period of time. This standard would allow Heartland Advisors to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arms'-length transaction. Furthermore, the Board of Directors, including a majority of the directors who are not interested persons, have adopted procedures which are reasonably designed to provide that any commissions, fees, or other remuneration paid to Heartland Advisors are consistent with the foregoing standard. Brokerage transactions with Heartland Advisors are also subject to such fiduciary standards as may be imposed upon Heartland Advisors by applicable law.

The Funds will not deal with Heartland Advisors in any transaction in which Heartland Advisors acts as a principal. However, Heartland Advisors may serve as broker to a Fund in over-the-counter transactions conducted on an agency basis. Pursuant to plans adopted by Heartland's Board of Directors for each of the Funds under, and subject to, the provisions of Rule 10f-3 under the Investment Company Act of 1940, the Funds may purchase securities in an offering from an underwriter which is a member of an underwriting syndicate of which Heartland Advisors is also a member. The plans and Rule 10f-3 limit the securities that may be so purchased, the time and manner of purchase, the underwriting discount and amount of purchase, and require a review by the Board of Directors of any such transactions at least quarterly.

During the fiscal year ended December 31, 1995, the aggregate brokerage commissions on portfolio transactions paid by the Funds were as follows: the Value Fund paid $2,619,410; the Value Plus Fund paid $140,980; and the U.S. Government Securities Fund paid $676. Of such brokerage commissions, amounts paid to Heartland Advisors as broker were: $438,094 for the Value Fund ; $29,768 for the Value Plus Fund; and $0 for the U.S. Government Securities Fund. For the period from April 27, 1995 (commencement of operations) to December 31, 1995, the Small Cap Contrarian Fund paid aggregate brokerage commissions of $246,960 on portfolio transactions. Of such brokerage commissions, amounts paid to Heartland Advisors as broker by the Fund were $43,741.

     During the fiscal year ended December 31, 1996, the aggregate brokerage commissions on portfolio transactions paid by the Funds, were as follows: the Small Cap Contrarian Fund paid $874,098; the Value Fund paid $2,822,252; the Value Plus Fund paid $149,195; and the U.S. Government Securities Fund paid $75. Of such brokerage commissions, amounts paid to Heartland Advisors as broker were: $22,532 for the Small Cap Contrarian Fund; $285,057 for the Value Fund; $4,028 for the Value Plus Fund; and $0 for the U.S. Government Securities Fund. For the period from October 11, 1996 (commencement of operations) to December 31, 1996, the

Mid Cap Value Fund paid aggregate brokerage commissions of $18,036 on portfolio transactions. For the period from October 11, 1996 (commencement of operations) to December 31, 1996, the Large Cap Value Fund paid aggregate brokerage commissions of $4,995 on portfolio transactions. None of the commissions paid by the Mid Cap Value and Large Cap Value Funds were paid to Heartland Advisors.

     During the fiscal year ended December 31, 1997, the aggregate brokerage commissions paid by the Funds, and the total dollar amount of portfolio transactions on which brokerage commissions were paid, were as follows: the Small Cap Contrarian Fund paid $1,260,985 on portfolio transactions of $446,591,501; the Value Fund paid $3,925,925 on portfolio transactions of $854,023,965; the Value Plus Fund paid $830,002 on portfolio transactions of $216,388,591; the Mid Cap Value Fund paid $120,274 on portfolio transactions of $216,388,591; the Large Cap Value Fund paid $16,006 or portfolio transactions of $7,060,824; and the U.S. Government Securities Fund paid $6,222 on portfolio transactions of $18,219,526. Of such brokerage commissions, amounts paid to Heartland Advisors as broker were: $48,716 in commissions (or 0.79% of total commissions) on $12,878,556 of transactions (or 0.81% of total transactions) for the Small Cap Contrarian Fund; $159,609 in commissions (or 2.59% of total commissions) on $49,766,663 of transactions (or 3.14% of total transactions) for the Value Fund; $306 in commissions (or less than 1% of total commissions) on $74,281 of transactions (or less than 1% of total transactions) for the Mid Cap Value Fund; $12,093 in commissions (or 0.19% of total commissions) or $2,450,592 of transactions (or 0.15% of total transactions) for the Value Plus Fund; and no brokerage commissions were paid to Heartland Advisors by the Large Cap and U.S. Government Securities Funds. All such transactions were effected in accordance with the procedures adopted by the Board with respect to commissions paid to Heartland Advisors.

The following tables show any commissions paid by the Funds on futures transactions during the past three fiscal years:

Fiscal year ended December 31, 1995:


                                                # of Contracts   # of Contracts
Fund                         Commissions Paid   Sold Short       Covered
----                         ----------------   --------------   --------------
Value Plus                   $   974               (37)             37
Small Cap Contrarian         $ 3,331              (158)             93
Value                        $32,405            (1,221)          1,221
U.S. Govt. Securities        $42,679            (1,760)          1,760


Fiscal year ended December 31, 1996:


                                                # of Contracts   # of Contracts
Fund                         Commissions Paid   Sold Short       Covered
----                         ----------------   --------------   --------------
Value Plus                   $   974               (37)             37
Small Cap Contrarian         $39,493            (1,440)          1,505
Value                        $21,232              (800)            800
U.S. Govt. Securities        $46,113            (1,715)          1,715


Fiscal year ended December 31, 1997:


                                                # of Contracts   # of Contracts
Fund                         Commissions Paid   Sold Short       Covered
----                         ----------------   --------------   ------------
Small Cap Contrarian         $28,975            (1,268)          928
Value                        $24,549              (925)          925
U.S. Govt. Securities        $ 2,372              (135)          135


The table below shows information on brokerage commissions paid by the related Fund to brokers or dealers who supplied research services to Heartland Advisors during the fiscal year ended December 31, 1997.


                         Amount of Commissions              Total Dollar amount
                         paid to brokers or dealers         amount involved
                         who supplied research services     in such transfers
Fund                     to the Heartland Advisors          (000 omitted)
----                     ------------------------------     -------------------
Mid Cap Value            $  115,073                         $ 38,265
Value Plus               $  688,931                         $172,593
Small Cap Contrarian     $  736,712                         $193,091
Value                    $2,751,057                         $508,421
Large Cap Value          $   16,006                         $  7,060


     Under the Investment Company Act of 1940, Stifel Financial Corporation ("Stifel") and Advest Group, Inc. ("Advest") may have been deemed affiliated persons of Heartland Advisors since Heartland Advisors may have been deemed to hold or control more than 5% of the outstanding voting securities of Stifel and Advest in Heartland Advisors' capacity as investment advisor to the Funds and other investment advisory accounts. During the fiscal year ended December 31, 1997, the Value Fund paid $59,453 in brokerage commissions (or 1.5% of total commissions paid) to Stifel for effecting $6,797,071 of transactions, or approximately 0.8% of the dollar value of portfolio transactions for which a brokerage commission was paid; the Value Plus Fund paid $20,576 in brokerage commissions (or 2.9% of total commissions paid) to Stifel for effecting $4,015,273 of transactions, or approximately 1.9% of the dollar value of portfolio transactions for which a brokerage commission was paid; and the Small Cap Contrarian Fund paid $6,218 in brokerage commissions (or 0.5% of total commissions paid) to Stifel for effecting $1,508,911 of transactions, or approximately 0.3% of the dollar value of portfolio transactions for which brokerage commissions were paid. During the fiscal year ended December 31, 1997 the Value Fund paid $17,570 in brokerage commissions (or 0.4% of total commissions paid) to Advest for effecting $4,527,731 of transactions, or approximately 0.5% of the dollar value of portfolio transactions for which brokerage commissions were paid; the Value Plus Fund paid $5,250 in brokerage commissions (or 0.6% of total commissions paid) to Advest for effecting $1,448,229 of transactions, or approximately 0.7% of the dollar value of portfolio transactions for which brokerage commissions were paid; and the Small Cap Contrarian Fund paid $5,250 in brokerage commissions (or 0.4% of total commissions paid) to Advest for effecting $1,508,762 of transactions, or approximately 0.3% of the dollar value of portfolio transactions for which brokerage commissions were paid.

     During the fiscal year ended December 31, 1996, the Value Fund paid $40,974 in brokerage commissions (or 1.5% of total commissions paid) to Stifel for effecting $10,567,489 of transactions, or approximately 1.8% of the dollar value of portfolio transactions for which a brokerage commission was paid; the Value Plus Fund paid $2,100 in brokerage commissions (or 1.4% of total commissions paid) to Stifel for effecting $441,215 of transactions, or approximately 1.2% of the dollar value of portfolio transactions for which a brokerage commission was paid; and the Small Cap Contrarian Fund paid $3,000 in brokerage commissions (or 0.3% of total commissions paid) to Stifel for effecting $400,437 of transactions, or approximately 0.2% of the dollar value of portfolio transactions for which brokerage commissions were paid. During the fiscal year ended December 31, 1996 the Value Fund paid $19,486 in brokerage commissions (or 0.7% of total commissions paid) to Advest for effecting $5,167,636 of transactions, or approximately 0.9% of the dollar value of portfolio transactions for which brokerage commissions were paid; the Value Plus Fund paid $1,400 in brokerage commissions (or 0.9% of total commissions paid) to Advest for effecting $340,000 of transactions, or approximately 0.9% of the dollar value of portfolio transactions for which brokerage commissions were paid; and the Small Cap Contrarian Fund paid $1,750 in brokerage commissions (or 0.2% of total commissions paid) to Advest for effecting $627,240 of transactions, or approximately 0.3% of the dollar value of portfolio transactions for which brokerage commissions were paid.

During the fiscal year ended December 31, 1995, the Value Fund paid $38,996 in brokerage commissions (or 1.5% of total commissions paid) to Stifel for effecting $5,930,376 of transactions, or approximately 1.6% of the dollar value of portfolio transactions for which a brokerage commission was paid. During the fiscal year ended December 31, 1995, the Value Plus Fund paid $1,050 in brokerage commissions (or 0.7% of total commissions paid) to Stifel for effecting $1,175,390 of transactions, or approximately 3.4% of the dollar value of portfolio transactions for which a brokerage commission was paid.

     The portfolio holdings of the Funds may include the securities of certain publicly traded brokerage firms. At December 31, 1997, the Value Fund held 224,900 shares, with a market value of $15,518,100, of Dain Rauscher Corporation, the parent corporation of Dain Bosworth, Inc. and Rauscher Pierce Refsnes, Inc., which were among the Funds' regular brokers or dealers for 1997 as defined in Rule 10b-1 under the Investment Company Act of 1940. At December 31, 1997, the Mid Cap Value and Large Cap Value Funds held 16,500 and 1,600 shares, respectively, with a market value of $841,500 and $81,600, respectively, of Lehman Brothers Holdings, Inc., the parent corporation of Lehman Brothers, Inc., which was among the Funds' regular brokers or dealers for 1997 as defined in Rule 10b-1 under the Investment Company Act of 1940.

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

     Firstar Trust Company acts as Custodian of each Fund's investments, and acts as Transfer and Dividend Disbursing Agent (the "Custodian" and the "Agent," respectively). Its address is Mutual Funds Services, 3rd Floor, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. Subcustodians provide custodial services for assets of the Funds held outside the U.S.

COUNSEL AND INDEPENDENT PUBLIC ACCOUNTANTS

     Quarles & Brady serves as legal counsel for the Funds. Arthur Anderson LLP, independent public accountants, served as auditors of the Funds through calendar year 1996. Price Waterhouse LLP have been selected as independent public accountants for the Funds beginning with fiscal year 1997.

FINANCIAL STATEMENTS

     The financial statements, related notes and related reports of Price Waterhouse LLP, independent public accountants, contained in the Annual Report to Shareholders of the Funds as of December 31, 1997 and for the fiscal year or period then ended, are hereby incorporated by reference. Copies of the Annual Report may be obtained without charge by writing to Heartland Advisors, Inc., 790 North Milwaukee Street, Milwaukee, Wisconsin 53202, or by calling 1-800-432-7856 or (414) 289-7000.

                                  APPENDIX A

                              SECURITIES RATINGS


GENERAL

     A rating of a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards as to the creditworthiness of an issuer. Consequently, Heartland Advisors believes that the quality of debt securities in which the Funds invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on information furnished by the issuer or obtained by the rating services from other sources which they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

     The following is a description of the characteristics of ratings used by Moody's Investors Service, Inc. and Standard & Poor's Corporation

CORPORATE BOND RATINGS

     Ratings by Moody's


     Aaa -- Bonds which are rated Aaa are judged to be of the best quality, they carry the smallest degree of investment risk, and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.


     A -- Bonds which are rated A are judged to possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact may have speculative characteristics as well.


     Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of contract over any long period of time may be small.

     Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C -- Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's applies numerical modifiers "1", "2" and "3" to the Aa through Caa rating classifications except with respect to Caa ratings of U.S. municipal bond securities. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

     Ratings By Standard & Poor's


     AAA -- This is the highest rating assigned by Standard & Poor's to a debt obligation. The obligor's capacity to meet its financial commitment is extremely strong.

     AA -- An obligation rated AA differs from AAA issues only in small degree. The obligor's capacity to meet its financial commitment is very strong.


     A -- Debt rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment is still very strong.

     BBB -- Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on an obligation.

     Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

     BB -- Debt rated BB is less vulnerable to default on payment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment.

     B -- Debt rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment.


     CCC -- Debt rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment. In the event of adverse business, financial, or economic conditions, it is not likely for the obligor to meet its financial commitment.

     CC --  Debt rated CC is currently highly vulnerable to nonpayment.

     C -- The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

     D -- Debt rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     Standard & Poor's ratings, from AA to CCC, may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

     The symbol "r" is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

                             HEARTLAND GROUP, INC.

                                   FORM N-1A

                             CROSS-REFERENCE SHEET

                      TO POST-EFFECTIVE AMENDMENT NO. 34
                   _________________________________________

              HEARTLAND SHORT DURATION HIGH-YIELD MUNICIPAL FUND

                   HEARTLAND HIGH-YIELD MUNICIPAL BOND FUND

Form N-1A
 Item No.                                              Prospectus Heading
 --------                                              ------------------
               PART A

1.        Cover Page.....................................   Cover Page

2.        Synopsis.......................................   Fund Expenses

3.        Condensed Financial
          Information....................................   Financial Highlights

4.        General Description of
          Registrant.....................................   Description of Fund Shares; Investment Objectives
                                                            and Policies; Elements of Fixed Income Investing;
                                                            Implementation of Policies and Risks; Appendix A -
                                                            Securities Ratings; Appendix B - Asset Composition

5.        Management of the Fund.........................   The Funds and the Heartland Organization; How to
                                                            Buy Shares; Net Asset Value Calculation; Portfolio
                                                            Transactions

 5A.      Management's Discussion
          of Fund Performance............................   Not applicable.  See Annual Report

6.        Capital Stock and Other
          Securities.....................................   Description of Fund Shares; Dividends, Capital
                                                            Gains Distributions and Taxes; Shareholder
                                                            Services

7.        Purchase of Securities Being
          Offered........................................   How to Buy Shares; Net Asset Value Calculation;
                                                            The Distribution Plan

8.        Redemption or Repurchase.......................   How to Redeem Shares

9.        Pending Legal Proceedings......................   None

                    PART B

10.       Cover Page...................................     Cover Page

11.       Table of Contents............................     Cover Page

12.       General Information and
          History......................................     Introduction to the Funds

13.       Investment Objectives and
          Policies.....................................     Investment Policies and Practices; Investment
                                                            Risks and Considerations; Investment Restrictions

14.       Management of the Fund.......................     Management

15.       Control Persons and Principal
          Holders of Securities........................     Control Persons and Principal Holders of Securities

16.       Investment Advisory and
          Other Services...............................     The Investment Advisor

17.       Brokerage Allocation.........................     Portfolio Transactions

18.       Capital Stock and Other
          Securities...................................     Description of Shares

19.       Purchase, Redemption and
          Pricing of Securities
          Being Offered................................     Determination of Net Asset Value Per Share

20.       Tax Status...................................     Tax Status

21.       Underwriters.................................     Distribution of Shares

22.       Calculation of Performance
          Data.........................................     Performance Information

23.       Financial Statements.........................     Financial  Statements

              HEARTLAND SHORT DURATION HIGH-YIELD MUNICIPAL FUND
                   HEARTLAND HIGH-YIELD MUNICIPAL BOND FUND

                                  Prospectus

                                  May 1, 1998


     The Heartland Short Duration High-Yield Municipal Fund and the Heartland High-Yield Municipal Bond Fund (collectively, the "Funds") are separate mutual fund portfolios of Heartland Group, Inc. ("Heartland"). This Prospectus contains information you should know about the Funds before you invest. Please keep it for reference. A Statement of Additional Information for the Funds (dated May 1,
1998) has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus. It is available at no charge by calling the Funds' investment advisor and distributor, Heartland Advisors, Inc. ("Heartland Advisors"), at 1-800-432-7856 or (414) 289-7000.

     LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     THE FUNDS MAY INVEST UP TO 100% OF THEIR NET ASSETS IN LOWER-RATED BONDS, COMMONLY KNOWN AS "JUNK BONDS." BONDS OF THIS TYPE ARE SUBJECT TO GREATER RISKS WITH REGARD TO PAYMENT OF INTEREST AND RETURN OF PRINCIPAL, INCLUDING DEFAULT RISKS, THAN ARE HIGHER-RATED BONDS. INVESTORS SHOULD CAREFULLY CONSIDER THE RISKS ASSOCIATED WITH AN INVESTMENT IN THE FUNDS. SEE "ELEMENTS OF FIXED INCOME INVESTING."

INVESTMENT SUMMARY

     HEARTLAND SHORT DURATION HIGH-YIELD MUNICIPAL FUND'S investment objective is a high level of federally tax-exempt current income with a low degree of share-price fluctuation. The Fund invests primarily in short and intermediate duration, medium and lower quality municipal obligations and maintains an average portfolio duration of three years or less.

     HEARTLAND HIGH-YIELD MUNICIPAL BOND FUND'S investment objective is to maximize after-tax total return by investing for a high level of federally tax-exempt current income. The Fund invests primarily in medium and lower quality municipal obligations. While there are no duration restrictions for the Fund's obligations, it is anticipated that the Fund will maintain an average portfolio duration of greater than five years.

                               TABLE OF CONTENTS

                                                                 Page
                                                                 ----
FUND EXPENSES.................................................      4

FINANCIAL HIGHLIGHTS..........................................      5

INVESTMENT OBJECTIVES AND POLICIES............................      7

ELEMENTS OF FIXED INCOME INVESTING............................      9

IMPLEMENTATION OF POLICIES AND RISKS..........................     13

HOW TO BUY SHARES.............................................     17

SHAREHOLDER SERVICES..........................................     21

DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES..............     24

THE FUNDS AND THE HEARTLAND ORGANIZATION......................     25

THE DISTRIBUTION PLAN.........................................     27

NET ASSET VALUE CALCULATION...................................     28

DESCRIPTION OF FUND SHARES....................................     28

PORTFOLIO TRANSACTIONS........................................     29

PERFORMANCE INFORMATION.......................................     29

HOW TO REDEEM SHARES..........................................     30

APPENDIX A - SECURITIES RATINGS...............................     34

APPENDIX B - ASSET COMPOSITION................................     42

FUND EXPENSES

     The expense summary format below was developed for use by all mutual funds to help you make your investment decisions. Of course, you should consider this expense information along with other important information, including each Fund's investment objective and performance.


                                                  SHORT
                                                DURATION      HIGH-YIELD
                                               HIGH-YIELD      MUNICIPAL
     SHAREHOLDER TRANSACTION EXPENSES        MUNICIPAL FUND   BOND FUND
     --------------------------------        --------------   ---------
     Sales load on purchases                      None           None
     Sales load on reinvested dividends           None           None
     Exchange fees                                None           None
     Redemption fees/(1)/                         None           None

     ANNUAL FUND OPERATING EXPENSES (AS A
     PERCENTAGE OF AVERAGE NET ASSETS)
     Management fees (after waivers)/(2)/          .30%          .41%
     Rule 12b-1 fees (after waivers)/(2)/          .23%          .23%
     Other expenses (after reimbursement)/(2)/     .10%          .10%
                                                   ---           ---
     TOTAL FUND OPERATING EXPENSES (AFTER          .63%          .74%
     FEE WAIVERS AND EXPENSE                       ===           ===
     REIMBURSEMENT)/(2)/



(1) The Agent charges a wire fee for the return of redemption proceeds requested by wire transfer. The fee is currently $12.00. See "HOW TO REDEEM SHARES."


(2) Prior to December 31, 1997, Heartland Advisors had completely subsidized all fees and expenses related to the Funds. The Annual Fund Operating Expenses shown in the table for each Fund give effect to Heartland Advisors' voluntary undertaking, effective January 1, 1998, to begin to reduce the amount of this reimbursement and waiver each month by .15% on an annualized basis, but to voluntarily reimburse the Funds to the extent that annual Total Fund Operating Expenses would exceed .75% for the Short Duration High-Yield Municipal Fund and .95% for the High-Yield Municipal Bond Fund. Without these waivers and reimbursements, the Management Fees, Rule 12b-1 fees and Other Expenses for 1997 would have been .40%, .25% and .19%, respectively, for a total of .84% for the Short Duration High-Yield Municipal Fund, and .60%, .25% and .40%, respectively, for a total of 1.25% for the High-Yield Municipal Bond Fund. Other expenses are based on management's estimates for the current fiscal year. Heartland Advisors expects to continue the reimbursement for the current fiscal year; however, it may discontinue such reimbursement at any time.

EXAMPLE

     You would pay the following expenses on a $1,000 investment, assuming:
(1) 5% annual return; (2) redemption at the end of each time period; and (3) the voluntary fee waivers and expense reimbursements discussed above:


                      SHORT DURATION   HIGH-YIELD
                        HIGH-YIELD     MUNICIPAL
                      MUNICIPAL FUND   BOND FUND
                      --------------   ---------
     One year                   $ 6         $ 8
     Three years                $20         $24
     Five years                 $35         $41
     Ten years                  $79         $92


     The purpose of this expense information is to assist in understanding the various costs and expenses an investor will bear directly or indirectly in each of the Funds. More detailed information concerning these expenses is set forth in the sections of this Prospectus entitled "How To Buy Shares," "The Distribution Plan" and "The Funds and the Heartland Organization."

THE ABOVE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS


     The following Financial Highlights table has been examined by Price Waterhouse LLP, independent public accountants, whose report on the financial statements of the Short Duration High-Yield Municipal and High-Yield Municipal Bond Funds for the fiscal period ended December 31, 1997 are included in the Funds' Annual Report to Shareholders for such period, and incorporated by reference into the Statement of Additional Information. The table should be read in conjunction with the audited financial statements and related notes appearing in the Funds' Annual Report. Additional information about the Funds' performance is contained in the Annual Report, which may be obtained without charge by writing or calling Heartland Advisors.

FINANCIAL HIGHLIGHTS

                                                Short Duration High-Yield Municipal Fund         High-Yield Municipal Bond Fund
                                                ----------------------------------------    ----------------------------------------
                                                        Jan. 2, 1996/(1)/ through                   Jan. 2, 1996/(1)/ through
                                                              Dec. 31, 1997                              Dec. 31, 1997
                                                        ------------------------                    -----------------------
PER SHARE DATA
Net asset value, beginning of period........                   $   10.00                                    $   10.00
Income from investment operations:
   Net investment income....................                        0.57                                         0.68
   Net realized and unrealized gains
     on investments.........................                        0.15                                         0.48
                                                               ------------                                 ------------
     Total income from investment
       operations...........................                        0.72                                         1.16
Less distributions from:
   Net investment income....................                       (0.57)                                       (0.68)
   Net realized gains on investments........                         --                                         (0.03)
                                                               ------------                                 ------------
     Total distributions....................                       (0.57)                                       (0.71)
                                                               ------------                                 ------------
Net asset value, end of period..............                   $   10.15                                    $   10.45
                                                               ============                                 ============
Total Return................................                         7.4%                                        11.7%
Ratios and Supplemental Data
   Net assets, end of period
     (in thousands).........................                   $ 120,942                                    $  30,608
   Ratio of net expenses to average
     net assets.............................                        0.00%/(2)/                                   0.00%/(2)/
   Ratio of net investment income
     to average net assets..................                        5.33%/(2)/                                   6.01%/(2)/
   Portfolio turnover rate..................                         175%                                         439%

/(1)/ Commencement of operations.

/(2)/ If there had been no expense reimbursement and management fee waiver by the Advisor, the ratio of net expenses to average net assets for the period ended December 31, 1997 would have been 0.84% for the Short Duration High-Yield Municipal Fund and 1.25% for the High-Yield Municipal Bond Fund and the ratio of net investment income to average net assets would have been 4.49% and 4.76%, respectively.

INVESTMENT OBJECTIVES AND POLICIES

     INVESTMENT OBJECTIVES. The Funds' investment objectives and, except as otherwise specified, its investment policies are not fundamental, and therefore may be changed by Heartland's Board of Directors. If there is a future change in the investment objective, shareholders should consider whether the Funds remain an appropriate investment in light of their then-current financial position and needs. In view of the risks inherent in all investments in securities, there is no assurance that the investment objectives of the Funds will be achieved.

HEARTLAND SHORT DURATION HIGH-YIELD MUNICIPAL FUND

     The HEARTLAND SHORT DURATION HIGH-YIELD MUNICIPAL FUND'S investment objective is a high level of federally tax-exempt current income with a low degree of share-price fluctuation.

     The Fund is designed for investors who are willing to accept some fluctuation in principal in order to pursue a higher level of income than is generally available from tax-exempt money market securities. BECAUSE ITS SHARE PRICE WILL VARY, THE FUND IS NOT AN APPROPRIATE INVESTMENT FOR THOSE WHOSE PRIMARY OBJECTIVE IS ABSOLUTE PRINCIPAL STABILITY.

     The Fund invests primarily in medium and lower-quality municipal obligations and maintains an average portfolio duration of three years or less. Although there are no duration restrictions for the individual obligations in the portfolio, it is anticipated that the Fund will emphasize investments in short and intermediate duration obligations. See "Elements of Fixed Income Investing - Maturity and Duration."

     Under normal market conditions, the Fund invests at least 65% of its total assets in medium and lower quality municipal obligations. Medium quality debt obligations are those rated in the fourth highest category (e.g., bonds rated BBB by Standard & Poor's Corporation ("S&P")) or, if unrated, determined by Heartland Advisors to be of comparable quality. Medium quality debt obligations, although considered investment grade, have some speculative characteristics. Lower quality bonds, commonly referred to as "non-investment grade" bonds or "junk" bonds, are those rated below the fourth highest category or, if unrated, determined by Heartland Advisors to be of comparable quality. The Fund also may invest in debt obligations that are in default, but such obligations are not expected to exceed 10% of the Fund's net assets. The Fund also may invest without limitation in higher quality debt obligations. Under normal market conditions, however, the Fund is unlikely to emphasize higher quality debt obligations, since generally they offer lower yields than medium and lower quality bonds with similar maturities.

HEARTLAND HIGH-YIELD MUNICIPAL BOND FUND


     The HEARTLAND HIGH-YIELD MUNICIPAL BOND FUND'S investment objective is to maximize after-tax total return by investing for a high level of federally tax-exempt current income.

     The Fund is designed for long term investors who want to pursue higher income than higher quality municipal obligations generally provide, and who are willing to accept the risk of principal fluctuation associated with medium and lower quality debt obligations. While there are no duration restrictions for the Fund or the individual obligations in its portfolio, under normal market conditions, it is anticipated that the Fund will maintain an average portfolio duration of greater than five years.

     Like the Heartland Short Duration High-Yield Municipal Fund, the Heartland High-Yield Municipal Bond Fund invests primarily in medium and lower quality municipal obligations. Under normal market conditions, the Fund invests at least 65% of its total assets in such securities. The Fund also may invest in debt obligations that are in default, but such obligations are not expected to exceed 10% of the Fund's net assets. The Fund also may invest without limitation in higher quality debt obligations. Under normal conditions, however, the Fund is unlikely to emphasize higher quality debt obligations, since generally they offer lower yields than medium and lower quality bonds with similar maturities.


     INVESTMENT LIMITATIONS. The Funds' investment policies and practices discussed above are subject to further restrictions which are described in the Statement of Additional Information. As a fundamental policy, each Fund will invest at least 80% of its net assets in municipal obligations under normal market conditions. Each Fund may invest without limitation in municipal obligations whose interest is a tax-preference item for purposes of the federal alternative minimum tax. Accordingly, a Fund's net return may be lower for those taxpayers who are subject to the alternative minimum tax. In addition, as a matter of fundamental investment policy, neither Fund may purchase a security if, as a result thereof, (i) more than 25% of its total assets would be invested in a single issuer, other than securities issued or guaranteed by the United States government, or a state or territory of the United States, or the District of Columbia, or their agencies, instrumentalities, municipalities or political subdivisions, or (ii) more than 15% of its net assets would be invested in illiquid securities. Also, each Fund is a diversified mutual fund portfolio, which means that at least 75% of the value of each Fund's total assets must be represented by cash and cash equivalent investments, U.S. Government securities, securities of other investment companies, and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer.

HEARTLAND'S VALUE CRITERIA FOR INVESTING IN MUNICIPALS

     In selecting securities for the Funds, Heartland Advisors seeks value opportunities in municipal securities through consideration of a set of factors, including:

     .  essential service provided      .  financial stake by management
     .  financial soundness             .  strong legal covenants
     .  strong competitive position     .  high yield vs. U.S. Treasuries
     .  high debt service coverage      .  catalyst for change
     .  experienced management          .  willingness to pay debt
                                           obligations

ELEMENTS OF FIXED INCOME INVESTING

     MARKET RISK. The principal value of the Funds' assets would be expected to vary with changes in interest rates. It may be expected that a decline in prevailing levels of interest rates generally will increase the value of securities held by the Funds, and an increase in rates will generally have the opposite effect. The Funds may employ hedging techniques to reduce the effects of interest rate fluctuations; however, there can be no assurance that such techniques will be successful. Thus, interest rate fluctuations will affect the Funds' net asset value per share, but not the income received by them from their existing portfolio securities. Because yields on securities available for purchase by the Funds will vary over time, no specific yield on the Funds' portfolio can be assured.

     MATURITY AND DURATION. Maturity is a measure of the contractual term over which, or at the end of which, a fixed income security must be repaid. In general, the longer the maturity of a debt obligation, the higher its yield and the greater its sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the greater the price stability. Commercial paper is generally considered the shortest form of debt obligation. Notes, whose original maturities are two years or less, are considered short term obligations. The term "bond" generally refers to securities with maturities longer than two years. Bonds with maturities of three years or less are considered short term, bonds with maturities between three and seven years are considered intermediate term and bonds with maturities greater than seven years are considered long term.

     While the maturity of an obligation is somewhat indicative of interest-rate risk, Heartland Advisors believes duration is a more accurate measure. Duration incorporates a bond's yield, coupon interest payments, final maturity and call features into a single measure. Depending on the relative magnitude of these payments and features, the market values of debt obligations may respond differently to changes in the level and structure of interest rates. Duration is a measure of the approximate price sensitivity of a bond or bond portfolio to a one percent rise or fall in interest rates. The Heartland Short Duration High-Yield Municipal Fund will have an average portfolio duration of three years or less, and thus, based on its duration, would be expected to experience a decline in price of three percent or less should interest rates increase one percent. In seeking higher potential returns, the portfolio of the Heartland High-Yield Municipal Bond Fund anticipates an effective duration of greater than five years, and thus would, based on its duration, be expected to experience a decline in price of more than five percent if interest rates were to rise one percent.

     For any fixed-income security with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, all other things being equal, the lower the stated or coupon rate of interest of a fixed-income security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a fixed-income security, the shorter the duration of the security. Duration is not a static measure or a complete measure of portfolio risk. Changing conditions and perceptions, including market fluctuations and changing credit fundamentals, may modify an obligation's duration and, independently, have other adverse or positive effects on the value of a security.

     Futures, options and options on futures have durations which, in general, are closely related to the duration of the securities which underlie them. Holding long futures or call option positions will lengthen a Fund's duration by approximately the same amount that holding an equivalent amount of the underlying securities would. Short futures or put option positions have durations roughly equal to the negative duration of the securities that underlie these positions, and have the effect of reducing portfolio duration by approximately the same amount that selling an equivalent amount of the underlying securities would have. See "Implementation of Policies and Risks - Options, Futures Contracts and Options on Futures Contracts."

     CREDIT RISKS. The values of debt obligations may also be affected by changes in the credit rating or financial condition of their issuers. Generally, the lower the quality rating of a security, the higher the degree of risk as to the payment of interest and return of principal. To compensate investors for taking on such increased risk, those issuers deemed to be less creditworthy generally must offer their investors higher interest rates than do issuers with better credit ratings.

     In conducting its credit research and analysis, Heartland Advisors considers both qualitative and quantitative factors to evaluate the creditworthiness of individual issuers. Heartland Advisors also relies, in part, on credit ratings compiled by a number of nationally recognized statistical rating organizations. See "Appendix A - Securities Ratings" attached to this Prospectus for a summary of ratings of well-known rating organizations.

     Investment-Grade Debt Obligations.  Debt obligations rated in the highest
     ---------------------------------
through the medium quality categories are commonly referred to as "investment grade" debt obligations and include the following:

     .  U.S. Government securities;

     . bonds or bank obligations rated in one of the four highest rating categories (e.g., BBB or higher by S&P);

     . short-term notes rated in one of the two highest rating categories (e.g., SP-2 or higher by S&P);

     . short-term bank obligations rated in one of the three highest rating categories (e.g., A-3 or higher by S&P), with respect to obligations maturing in one year or less;

     . commercial paper rated in one of the three highest rating categories (e.g., A-3 or higher by S&P);

     . unrated debt obligations determined by Heartland Advisors to be of comparable quality; and

     .  repurchase agreements involving investment-grade debt obligations.

     Investment-grade debt obligations are generally believed to have relatively low degrees of credit risk. However, medium quality debt obligations, while considered investment grade, may have some speculative characteristics, since their issuers' capacity for repayment may be more vulnerable to adverse economic conditions or changing circumstances than that of higher rated issuers.

     All ratings are determined at the time of investment. Any subsequent rating downgrade of a debt obligation will be monitored by Heartland Advisors to consider what actions, if any, a Fund should take consistent with its investment objective, but will not necessarily require the Fund to dispose of the security.

     High-Yield (High-Risk) Securities.  High-yield (high-risk) securities, also
     ---------------------------------
referred to as "junk bonds," are those securities that are rated lower than investment grade and unrated securities determined by Heartland Advisors to be of comparable quality. Although these securities generally offer higher yields than investment grade securities with similar maturities, lower quality securities involve greater risks, including the possibility of default or bankruptcy. In general, they are regarded to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The ability of the Funds to achieve their objectives through investing in these securities is more dependent on Heartland Advisors' credit analysis than is the case for higher rated bonds. Other potential risks associated with investing in high-yield securities include:

     . substantial market price volatility resulting from changes in interest rates (in this regard, zero-coupon, step-coupon and pay-in-kind securities in which the Funds may invest may be more speculative and subject to greater fluctuations in value due to changes in interest rates than is the case for income-bearing junk bonds), changes in or uncertainty about economic conditions, and changes in the actual or perceived ability of the issuer to meet its obligations;

     . greater sensitivity of higher leveraged issuers to adverse economic changes and individual issuer developments;

     .    subordination to the prior claims of other creditors;

     . additional Congressional attempts to restrict the use or limit the tax and other advantages of these securities; and

     . adverse publicity and changing investor perceptions about these securities.

     As with any other asset in a Fund's portfolio, any reduction in the value of such securities as a result of the factors listed above would be reflected in the net asset value of the Fund. In addition, a Fund that invests in lower quality securities may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal and interest on its holdings. As a result of the associated risks, successful investments in high-yield, high-risk securities will be more dependent on Heartland Advisors' credit analysis than generally would be the case with investments in investment grade securities.


          It is uncertain how the high-yield market will perform during a prolonged period of rising interest rates. A prolonged economic downturn or a prolonged period of rising interest rates could adversely affect the market for these securities, increase their volatility, and reduce their value and liquidity. In addition, lower quality securities tend to be less liquid than higher quality debt securities because the market for them is not as broad or active. If market quotations are not available, these securities will be valued in accordance with procedures established by Heartland's Board of Directors. Judgment may, therefore, play a greater role in valuing these securities. The lack of a liquid secondary market may have an adverse effect on market price and a Fund's ability to sell particular securities. See "Appendix B - Asset Composition" for a summary of the dollar-weighted averages of the Funds' month-end portfolio debt holdings during the year ended December 31, 1997.

 IMPLEMENTATION OF POLICIES AND RISKS

          In addition to the investment program described above, the Funds will invest in certain securities and employ certain investment techniques which may present special risks as described below. A more complete discussion of these securities and investment techniques and their associated risks, as well as further investment restrictions to which the Funds are subject, is contained in the Statement of Additional Information.

          MUNICIPAL OBLIGATIONS. The term "municipal obligations," as used in the Prospectus, means debt obligations issued by or on behalf of states, territories or possessions of the United States, the District of Columbia and their political subdivisions, agencies, and instrumentalities, the interest on which is generally exempt from federal income tax. Guam, Puerto Rico and the Virgin Islands are among the territories of the United States that issue municipal obligations in which the Funds may invest.

          Municipal obligations are classified principally as either "general obligations" or "revenue obligations." General obligation bonds are secured by the municipality's pledge of its credit and taxing power for the payment of principal and interest. Revenue obligations are generally payable only from the revenues derived from a particular facility or class of facilities, or in some cases from the proceeds of a special excise tax or other specific revenue source. Industrial development or revenue bonds are usually bonds the credit quality of which is related directly to the credit standing of the industrial user involved or of any entity which has provided a guarantee or enhancement of such credit.

          The Funds' investments in municipal obligations may include mortgage-backed municipal obligations, which are a type of municipal security issued by a state, authority or municipality to provide financing for residential housing mortgages to target groups, generally low income individuals who are first-time home buyers. A Fund's interest, evidenced by such obligations, is an undivided interest in a pool of mortgages. Payments made on the underlying mortgages and passed through to the Fund represent both regularly-scheduled principal and interest payments. A Fund also may receive additional principal payments representing prepayments of the underlying mortgages. While a certain level of prepayments can be expected regardless of the interest rate environment, it is anticipated that prepayment of the underlying mortgages will accelerate in periods of declining interest rates. In the event a Fund receives principal prepayments in a declining interest rate environment, the Fund may have to invest the unanticipated proceeds in lower-yielding securities. This prepayment risk causes mortgage-backed securities to be more significantly affected by changes in interest rates than is the case for municipal obligations that are not subject to such prepayments.

          The Funds may invest in municipal lease obligations, which are issued by a state or local government or authority to acquire land, equipment or facilities and are not fully backed by the municipality's credit. These obligations typically are secured by the municipality's obligation to make payments under the lease, which may be subject to certain conditions, including future appropriation of funds. If the municipality stops making lease payments, the obligations could lose value. Rather than investing directly in a municipal obligation, the Funds may from time to time invest in a participation interest which gives the Fund an undivided interest in a municipal obligation in the proportion that the Fund's participation interest bears to the principal amount of the obligation. A more detailed description of lease obligations is set forth in the Statement of Additional Information under "Investment Policies and Practices - Municipal Obligations."

          ZERO-COUPON, STEP-COUPON AND PAY-IN-KIND SECURITIES. The Funds may invest without limitation in zero-coupon, step-coupon and pay-in-kind securities. These securities are debt securities that do not make regular cash interest payments. Zero-coupon and step-coupon securities are sold at a deep discount to their face value. Pay-in-kind securities pay interest through the issuance of additional securities. Because such securities do not pay current cash income, the market value of these securities may be subject to greater volatility than other debt securities when interest rates fluctuate.

          INVESTMENTS IN INVESTMENT COMPANIES.   Each of the Funds may invest up
to 10% of its total assets in securities of other investment companies, including unit investment trusts or closed-end management investment companies. As a shareholder of another investment company, the Funds may bear service and other fees which are in addition to the fees the Funds pay their service providers.

          STANDBY COMMITMENTS. In order to facilitate portfolio liquidity, the Funds may acquire standby commitments from brokers, dealers or banks with respect to securities in their portfolio. The Funds will limit their acquisition of standby commitments to 10% of their net assets. Standby commitments entitle the holder to achieve same-day settlement and receive an exercise price equal to the amortized cost of the underlying security plus accrued interest. Standby commitments generally increase the cost of the acquisition of the underlying security, thereby reducing the yield. Standby commitments are subject to the issuer's ability to fulfill its obligation upon demand. Although no definitive creditworthiness criteria are used, Heartland Advisors reviews the creditworthiness of the brokers, dealers and banks from which the Funds obtain standby commitments to evaluate those risks.

          ILLIQUID SECURITIES. Under the supervision of, and pursuant to guidelines adopted by, Heartland's Board of Directors, Heartland Advisors determines which of a Fund's investments are classified as illiquid. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible to sell such an investment promptly at an acceptable price. Each Fund may invest up to 15% of its net assets in illiquid securities. Certain restricted securities which may be resold to institutional investors under Rule 144A under the Securities Act of 1933 may be determined to be liquid under the guidelines. The Board of Directors has determined that private placement notes issued pursuant to Section 4(2) of the Securities Act of 1933 generally are readily marketable even though they are subject to certain legal restrictions on resale. As such, they are not traded as being subject to the limitation on illiquid securities. Repurchase agreements maturing in more than seven days are deemed illiquid.

          SHORT-TERM INVESTMENTS. Each Fund may invest without limitation in short-term instruments, including variable rate demand notes, money market instruments, certificates of deposit, commercial paper and U.S. Government securities. Each Fund also may invest up to 5% of its net assets in collateralized repurchase agreements and reverse repurchase agreements. See "Investment Policies and Practices - Other Investments and Techniques" in the Statement of Additional Information for more information on these instruments.

          Variable rate demand notes are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and which are subject to an unconditional right of demand to receive payment of the principal balance plus accrued interest, either at any time or at specified intervals not exceeding one year, and in either case upon no more than seven days' notice.

          OPTIONS, FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Funds may engage in transactions in options, futures contracts and options on futures contracts to hedge against anticipated declines in the market value of their portfolio securities, or against increases in the market values of securities they intend to purchase, or to manage exposure to changing interest rates. The Funds will not use these instruments for speculation. Some options and futures strategies, including selling futures, buying puts and writing calls, tend to hedge the Funds' investments against price fluctuations. Other strategies, including buying futures, writing puts, and buying calls, tend to increase market exposure. Options and futures may be combined with each other in order to adjust the risk and return characteristics of the Funds' overall strategy.

          The Funds may purchase and write put and call options that are traded on recognized U.S. exchanges with respect to any type of security or index related to its investments, and may enter into closing transactions with respect to such options. The Funds may purchase and sell futures contracts, including interest rate futures and index futures, that are traded on a recognized U.S. exchange, board of trade or similar entity, or quoted on an automated quotation system. The Funds may also purchase and write put and call options on futures contracts and enter into closing transactions with respect to such options.

          The Funds will limit their use of these hedging instruments so that:
(i) no more than 5% of their total assets would be committed to initial margin deposits or premiums on futures contracts; (ii) no more than 25% of their net assets would be subject to futures contracts; (iii) no more than 5% of their total assets would be committed to premiums paid for options; and (iv) no more than 25% of their total assets would be subject to options. Each of these limitations applies immediately after a purchase. A subsequent change in the applicable percentage resulting from market fluctuations does not require elimination of any security, option or future from a Fund's portfolio. Consequently, the Funds' assets could be hedged in excess of the above percentages at a date subsequent to the hedging transaction.

          Options and futures can be highly volatile investments and involve certain risks. Successful hedging strategies require the ability to predict future movements in securities prices, interest rates and other economic factors. Heartland Advisors' attempts to use such investments for hedging purposes may not be successful and could result in reduction of the Funds' total return. The Funds' potential losses from the use of futures extends beyond their initial investment in such contracts.

          Because available exchange-traded options and futures contracts will not match the Funds' current or anticipated investments exactly, there is a risk that the options or futures positions will not track the performance of the Funds' other investments. The Funds could also experience losses if the prices of their options or futures positions were poorly correlated with their other investments, or if they were unable to close out their positions due to disruptions in the market or lack of liquidity.

          WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS. The Funds may purchase securities on a when-issued or delayed delivery basis, i.e., obligate themselves to purchase or sell securities with delivery and payment to occur at a later date in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligation. The Funds will make such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if it is deemed advisable for investment reasons. At the time the Funds make a commitment to purchase an obligation, they will record the transaction and reflect the value of the obligation in determining their net asset value. The Custodian will maintain on a daily basis a separate account consisting of cash or liquid securities with a value at least equal to the amount of the Funds' commitments to purchase when-issued obligations.

          BORROWING. The Funds may borrow from banks for temporary or emergency purposes up to 10% of their total assets and pledge up to 15% of their net assets in connection therewith. For purposes of this borrowing restriction, collateral arrangements for premium and margin payments in connection with a Fund's hedging activities are not deemed to be a pledge of assets.

          SECTOR CONCENTRATION. The Funds may invest 25% or more of their total assets in municipal obligations whose revenue sources are from similar types of projects or in related sectors, for example, community development, education, health care, hospitals, retirement housing, single-family housing, multiple-family housing, redevelopment, transportation, electric utilities, or water, sewer and gas utilities. There may be economic, business or political developments or changes that affect all obligations of a similar type, or in related sectors, such as proposed legislation affecting the financing of certain projects, judicial decisions relating to the validity of certain projects or the means of financing them, shortages or price increases of necessary materials, or declining market needs for such projects. Therefore, developments affecting a single industry or the securities financing similar types of projects, could have a significant effect on the Funds' performance. In addition, each Fund may invest 25% or more of its total assets in municipal obligations whose issuers are located in the same state or other geographic territory. In the event a Fund should concentrate its investments in such a geographic territory, developments and events which have a greater effect on the economy of that geographic territory as compared to the national or global economy may tend to have a greater effect on the Fund's net asset value than would be the case for a less geographically concentrated investment portfolio.


          PORTFOLIO TURNOVER. The Funds may purchase or sell securities without regard to the length of time the security has been held to take advantage of short-term differentials in bond yields consistent with their objective of seeking tax-exempt interest income. The Funds may engage in short-term trading if the anticipated benefits are expected by Heartland Advisors to exceed the transaction costs. While the annual turnover rate for the Funds is expected to vary from year to year depending on market conditions, the Short Duration High-Yield Municipal and High-Yield Municipal Bond Funds' annual turnover rates for the fiscal year ended December 31, 1997 were 175% and 439%, respectively. Higher portfolio turnover involves higher transaction costs and may result in realization of short-term capital gains if securities are held for one year or less. Such gains are taxable to shareholders as ordinary income except to the extent such gains are offset by any capital losses. Portfolio turnover is not a limiting factor in making portfolio decisions, except as limited by the Internal Revenue Code's requirements for qualification as a regulated investment company.


 HOW TO BUY SHARES

          SHARE PRICE

          The Funds' shares are sold without a sales charge. Each Fund's share price is the net asset value per share next determined following receipt of an order in proper form, or receipt of funds if purchase is made by wire, by the Fund or its authorized service agent or sub-agent. Net asset value is calculated daily as described under "Net Asset Value Calculation." Firstar Trust Company serves as the Funds' transfer and dividend disbursing agent (the "Agent").

          OPENING AN ACCOUNT
          AND PURCHASING SHARES

          BY MAIL TO:
          Firstar Trust Company
          Mutual Fund Services
          3rd Floor
          P.O. Box 701
          Milwaukee, WI 53201-0701

          BY OVERNIGHT MAIL TO:
          Firstar Trust Company
          Mutual Fund Services
          3rd Floor
          615 East Michigan Street
          Milwaukee, WI 53202

          To Open an Account:

          Complete and sign the Account Application. Make your check payable to either Heartland Short Duration High-Yield Municipal Fund or Heartland High-Yield Municipal Bond Fund and mail to one of the addresses above.




To Add to an Account:

          Make your check payable to the Fund you are invested in, indicate your Fund account number on your check, and mail to one of the addresses above. You may also include an "Additional Investment Form" from a prior account statement with your check.

________________________________________________________________________________

          BY WIRE:

          Firstar National Bank
          ABA #0750-00022
          Firstar Trust MFS A/C #112-952-137

     777 East Wisconsin
     Avenue, Milwaukee, WI 53202
     CREDIT TO: Heartland (name of Fund), (your account number and the title of the account)

     To Open an Account:

     Call the Agent at 1-800-443-2862 prior to sending the wire. Specify Fund name, include your name, and wire as described above. Then complete, sign and mail the Account Application to one of the addresses above for mail or overnight mail.

     To Add to an Account:

     Specify Fund name, include your name and account number, and wire as described above.

________________________________________________________________________________


BY TELEPHONE:

     1-800-432-7856 or 414-289-7000

     To Open an Account:

     Unless you have elected not to have this privilege on the Account Application, you may call to exchange from another Heartland fund account with the same registration, including name, address and taxpayer ID number. See "Shareholder Services-Exchange Privilege."

      To Add to an Account:

      Unless you have elected not to have this privilege on the Account Application, you may call to exchange from another Heartland fund account with the same registration, including name, address and taxpayer ID number. See "Shareholder Services-Exchange Privilege." You may also make additional investments from $100 to $25,000 by telephone from your bank checking or NOW account into your Heartland Funds account. Sign up for this service with a Telephone Purchase Form when you open your account, or call 1-800-432-7856 to receive a form.

________________________________________________________________________________

     AUTOMATICALLY:

     To Open an Account:

     Complete and sign the Account Application, as well as an Automatic Investment Plan Application, and mail to one of the addresses above. Your purchases of Fund shares will be made automatically in accordance with the Plan.

     To Add to an Account:

     Use Heartland's automatic investment plan. Sign up for this service on your Account Application, or call 1-800-432-7856 for information on how to add this service.

________________________________________________________________________________

     THROUGH SECURITIES REPRESENTATIVES:

     To Open an Account:

     You may purchase shares through a broker-dealer or financial institution which must promptly forward the order, together with payment, to the Agent. The broker-dealer or financial institution may charge a fee for such services.

     To Add to an Account:

     You may purchase shares through a broker-dealer or financial institution which must promptly forward the order, together with payment, to the Agent. The broker-dealer or financial institution may charge a fee for such services.


CONDITIONS OF YOUR PURCHASE.

     MINIMUM INVESTMENTS. The minimum initial investment for each Fund is $1,000, except in the case of investors who elect to invest through the automatic investment plan (see "SHAREHOLDER SERVICES"). The minimum additional investment, except for reinvestments of distributions and investments under the automatic investment plan, is $100.

     PURCHASES THROUGH SERVICE PROVIDERS. If you purchase shares through a program of services offered or administered by a broker-dealer, financial institution, or other service provider, you should read the program materials provided by the service provider, including information relating to fees, in conjunction with this Prospectus. Certain features of a Fund may not be available or may be modified in connection with the program of services provided. When shares are purchased this way, the service provider, rather than its customer, may be the shareholder of record of the shares.

Certain service providers may receive compensation from the Funds or Heartland Advisors for providing such services.


          Certain service providers have been authorized to designate other intermediaries to accept purchase and redemption orders on the Funds' behalf. Each Fund will be deemed to have received a purchase or redemption order when an authorized service provider or, if applicable, a service provider's designee, accepts the order.

          OTHER CONDITIONS. All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. Cash will not be accepted for the purchase of shares. If a check fails to clear, the purchase to which the check relates will be canceled and the prospective investor will be liable for any losses or fees incurred by the Funds or the Funds' Agent, including, without limitation, a $20 fee to cover bank handling charges for returning checks due to insufficient funds. When purchases are made by check, a Fund can hold payment on redemption of shares so purchased until the Fund is reasonably satisfied that the check has cleared. To avoid such a delay, an investor can wire federal funds as described above from a bank, which may charge a fee for that service. Wiring federal funds means that the bank sends money to a bank account maintained by a Fund through the Federal Reserve System.


SHAREHOLDER SERVICES

          Each Fund offers a number of shareholder services designed to facilitate investment in its shares. Full details of each of the services and instructions as to how to participate in the various services can be obtained from the Funds or Heartland Advisors.


          AUTOMATIC DIVIDEND REINVESTMENT. You may automatically reinvest all dividends and distributions or elect to receive them in the form of a check. If your dividends and distributions are reinvested, they will automatically purchase additional shares of your current Fund, or shares of another Heartland fund, as indicated on your account application, at the net asset value determined on the dividend or distribution payment date. You may change your election at any time by writing or calling Heartland Advisors. Heartland Advisors must receive any change seven days prior to a payment date for it to be effective for that payment.

          AUTOMATIC INVESTMENT PLAN. The automatic investment plan of each Fund offers a simple way to maintain a regular investment program. By completing the automatic investment portion of the account application attached to this Prospectus, you may arrange automatic transfers (minimum $50 per transaction) from your checking or savings account to your account in one of the Funds on a monthly or twice-monthly basis. The application must be accompanied by a "voided" check, and be received at least 14 business days prior to the initial transaction. Once enrolled in the automatic investment plan, you may change the monthly amount or terminate your participation at any time by phoning or writing the Agent. Allow five business days for a change to become effective. Your bank must be a member of Automated Clearing House. If the automatic purchase cannot be made due to insufficient funds or a stop payment, a $20 service fee will be assessed. If you stop making automatic investments when your aggregate investment in a Fund is less than $500, the Fund reserves the right to redeem your account after giving 60 days notice, unless you make additional investments to bring your account value to $1,000. The program will automatically be terminated upon redemption of all shares, including an exchange of all shares to another fund. You will receive quarterly confirmations of your transactions from the Agent and your regular bank account statement will show the debit transaction each month.

          SYSTEMATIC WITHDRAWAL PLAN. You can set up automatic withdrawals from your account at monthly, quarterly, or annual intervals. To begin distributions, you must have an initial balance of $25,000 in your account and withdraw at least $100 per payment. Shares redeemed under the plan will be redeemed at their net asset value. To establish the systematic withdrawal plan, request a form by calling 1-800-432-7856. The systematic withdrawal plan may be terminated by you or by the Funds at any time by written notice.


          EXCHANGE PRIVILEGE. Shares of a Fund which have been registered in your name for at least 15 days may be exchanged for shares of any other Heartland fund, or for shares in the Firstar Money Market Fund, provided the fund into which you wish to exchange is qualified for sale in the jurisdiction of residence which you state at the time you make the exchange. Before initiating an exchange, you should obtain from Heartland Advisors and carefully read the prospectus relating to the fund into which you wish to exchange.


          Exchanges Among Heartland Funds. Under the exchange privilege, each Heartland fund offers to exchange its shares for shares of another Heartland fund on the basis of relative net asset value per share. In order to qualify for the exchange privilege without further approval of Heartland, it is required that the shares being exchanged have a net asset value of at least $1,000, but not more than $500,000. In addition, if you have certificates for any shares being exchanged, you must surrender such certificates in the same manner as in redemption of shares.


          Exchanges with Firstar Money Market Fund. Shareholders may exchange all or a portion of their shares in the Funds for shares of the Firstar Money Market Fund at their relative net asset values and may also exchange back into a Heartland fund without the imposition of any charges or fees. These exchanges are subject to the minimum purchase and redemption amounts set forth in the prospectus for the Firstar Money Market Fund. No charge to shareholders is imposed in connection with this exchange;

however, Heartland Advisors, as distributor, is entitled to receive a fee from the Firstar Money Market Fund for certain distribution and support services at the annual rate of .20 of 1% of the average daily net asset value of the shares for which it is the holder or dealer of record.

          How to Exchange. To exercise the exchange privilege, you need to do one of the following: (a) contact Heartland Advisors by telephone (1-800-432-7856 or 414-289-7000) and request the exchange, unless you have elected not to have this telephone privilege by so indicating on the Account Application; (b) complete an Exchange Application available from Heartland Advisors and submit it to the Agent; or (c) contact your broker-dealer or financial institution (either in writing or by telephone) who will advise Heartland of the exchange, but who may charge a fee for such service. See "HOW TO REDEEM SHARES - Telephone Redemptions" for information on transactions by telephone.

          Tax and Other Considerations. An exchange between funds is treated as a sale for federal income tax purposes and, depending upon the circumstances, a short or long-term capital gain or loss may be realized. If you have questions as to the tax consequences of an exchange, you should consult your tax advisor. The exchange privilege may be modified or terminated at any time upon 60 days prior written notice. Although an investor may make up to four exchanges in any calendar year, Heartland reserves the right to limit the number of exchanges beyond that.

          TELEPHONE TRANSACTIONS. You may add to your existing Heartland account, exchange among Heartland funds or redeem shares by telephone to Heartland Advisors. The exchange and redemption services are established automatically when you sign your Account Application unless you check the box which states that you do not want these services. Telephone purchases require completion of a Telephone Purchase Form prior to the transaction. By establishing telephone transaction services, the shareholder assumes some risks for unauthorized transactions. Heartland Advisors has implemented procedures designed to reasonably assure that telephone instructions are genuine. These procedures include recording telephone conversations, requesting verification of various pieces of personal information and providing written confirmation of such transactions. If the Agent, the Funds, Heartland Advisors or any of their employees fails to abide by these procedures, the Funds may be liable to a shareholder for losses he or she suffers from any resulting unauthorized transaction(s). However, none of the Agent, the Custodian, the Funds, Heartland Advisors or any of their employees will be liable for losses suffered by a shareholder which result from following telephone instructions reasonably believed to be genuine after verification pursuant to these procedures.

          There is currently no charge for telephone transactions, although a charge may be imposed in the future. During periods of substantial economic or market changes, telephone transactions may be difficult to implement. If a shareholder is unable to contact Heartland Advisors or the Agent by telephone, shares may also be redeemed by delivering the redemption request to the Agent in person or by mail. The Agent and the Funds reserve the right to change, modify or terminate telephone transaction services at any time.

 DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES


          DIVIDENDS. Dividends will be declared daily and paid monthly by each of the Funds. It is the intent of each Fund to distribute substantially all of the Fund's net investment income. Dividends may be taken in cash or additional shares at net asset value. Dividends and capital gain distributions will be automatically reinvested in additional shares of the same Fund or in shares of another Heartland Fund the shareholder designates, unless the shareholder has notified Heartland Advisors by telephone or in writing that he or she elects to receive dividends and capital gain distributions in cash.


          CAPITAL GAINS DISTRIBUTIONS. If a Fund has net capital gains for the year, it is the intent of the Fund to generally distribute substantially all of the net capital gain.

          TAXES. Each Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code (the "Code") and, if so qualified, will not be subject to federal income taxes to the extent its earnings are timely distributed. Each Fund also intends to make distributions as required by the Code to avoid the imposition of a 4% excise tax.

          Each Fund will distribute substantially all of its net investment income and net capital gains to investors. In general, dividends paid by each Fund from the interest earned on municipal obligations will constitute "exempt-interest dividends" and will not be subject to federal income tax. However, the Funds may invest in municipal obligations the interest on which is a tax preference item for purposes of the alternative minimum tax ("AMT"). Exempt interest dividends distributed to corporate shareholders also may be subject to the AMT regardless of the types of municipal obligations in which a Fund invests, depending on the corporation's tax status.


          Shareholders will be subject to federal income tax at ordinary income rates on any income dividends they received that are derived from interest on taxable securities or from net realized short-term capital gains. Distributions by a Fund of net capital gain (the excess of net long-term capital gain over net short-term capital loss), when designated as such, are taxable to shareholders as long-term capital gains, regardless of how long the shareholders have held their Fund shares. If you realize a loss on the sale or exchange of Fund shares held six months or less, your short-term loss will be reclassified to long-term to the extent of any long-term capital gain distribution received.

          The Funds' distributions, other than exempt interest dividends ("taxable distributions"), are taxable in the year they are paid to shareholders, whether they are taken in cash or are reinvested in additional shares, except that certain taxable distributions declared in the last three months of the year and paid in January are taxable as if paid on December 31.


          If a Fund's taxable distributions exceed its current and accumulated earnings and profits, all or a portion of those distributions may be treated as a return of capital to shareholders for tax purposes.

          Distributions by the Funds may be subject to state and local taxes, depending on the laws of a shareholder's home state and locality.


          "BUYING A DIVIDEND."    On the record date for a distribution of
capital gains by a Fund, its share price is reduced by the amount of the distribution. If you buy shares just before the record date ("buying a dividend"), you will pay the full price for the shares, and then receive a portion of the price back as a taxable distribution.

          OTHER TAX INFORMATION. Under federal tax law, some shareholders may be subject to a 31% withholding on reportable dividends, capital gains distributions, and redemption payments ("backup withholding"). Generally, investors subject to backup withholding will be those for whom a taxpayer identification number is not on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. In order to avoid this withholding requirement, an investor must certify on the account application that the taxpayer identification number provided is correct and that the investment is not otherwise subject to backup withholding, or is exempt from backup withholding.

          The foregoing tax discussion is general in nature and each investor is advised to consult his or her tax advisor for additional information.


 THE FUNDS AND THE HEARTLAND ORGANIZATION

          The Board of Directors provides broad supervision over the affairs of each Fund, and the officers are responsible for its operations.

          HEARTLAND ADVISORS. Heartland Advisors provides the Funds with overall investment advisory and administrative services under an Investment Advisory Agreement with Heartland. Subject to policies established by Heartland's Board of Directors, Heartland Advisors makes investment decisions on behalf of each Fund, makes available research and statistical data, and supervises the acquisition and disposition of investments by each Fund. Heartland Advisors is also the distributor for each Fund.


          Heartland Advisors, founded in 1982, serves as the investment advisor for the Heartland Small Cap Contrarian, Value, Mid Cap Value, Large Cap Value, Value Plus, U.S. Government Securities and Wisconsin Tax Free Funds, seven additional series of Heartland, and also provides investment management services for individuals, and institutional accounts, such as pension funds and profit-sharing plans. As of March 31, 1998, Heartland Advisors had approximately $4.5 billion in assets under management. Heartland Advisors' principal mailing address is 790 North Milwaukee Street, Milwaukee, Wisconsin 53202. William J. Nasgovitz, a Director and President of Heartland and Heartland Advisors, is a controlling person of Heartland Advisors through his ownership of a majority of its voting common stock.





Heartland Advisors voluntarily waived the advisory fee for each of the Funds during the fiscal year ended December 31, 1997; had no fee waiver been in effect, the Short Duration High-Yield Municipal and High-Yield Municipal Bond Funds would have paid $214,608 and $82,569 in advisory fees, respectively, or
0.40 of 1% and 0.60 of 1% of average net assets for the year, respectively. Under the terms of Heartland Advisors' Investment Advisory Agreement with the Funds, Heartland Advisors is entitled to a fee for the advisory services it provides to the Funds at an annual rate equal to 0.40 of 1% of the average daily net assets of the Short Duration High-Yield Municipal Fund and 0.60 of 1% of the average daily net assets of the High-Yield Municipal Bond Fund. All or a portion of such fees may be waived from time to time in connection with an undertaking to each Fund to reimburse Total Fund Operating Expenses in excess of 0.75% for the Short Duration High-Yield Municipal Fund and 0.95% for the High-Yield Municipal Bond Fund; however, Heartland Advisors may discontinue this reimbursement at any time.


          PORTFOLIO MANAGERS. Thomas J. Conlin, CFA and Greg D. Winston, CFA have served as co-managers of the Funds since commencement of the Funds' operations. Mr. Conlin is also portfolio co-manager of the Heartland Wisconsin Tax Free Fund. Mr. Conlin joined Heartland Advisors in August of 1996 as a municipal bond portfolio manager. Mr. Conlin previously was managing director of the Municipal Fixed-Income Department at Strong Capital Management, Inc., where he co-managed the High-Yield Municipal Bond Fund, Insured Municipal Bond Fund, Municipal Bond Fund and Short-Term Municipal Bond Fund. Prior to joining Strong in 1991, Mr. Conlin was with Stein Roe & Farnham Inc. in Chicago, Illinois, where he served both as a portfolio manager and as a director of municipal research. Mr. Conlin holds a B.S. degree in Business Administration from Illinois State University (1976) and an M.B.A. degree in Finance from Indiana University (1978).

          Mr. Winston joined Heartland Advisors in August of 1996 as a municipal securities portfolio manager. He previously was a portfolio manager with Strong Capital Management, Inc., where he co-managed the Short-Term Municipal Bond Fund, and also effected securities trades and conducted credit research for Strong's High-Yield Municipal Bond Fund, Municipal Bond Fund, Municipal Money Market Fund and Insured Municipal Bond Fund. Mr. Winston has a B.B.A. degree in Finance and Marketing from the University of Wisconsin - Madison (1987).


          YEAR 2000. The services provided to the Funds and the shareholders by Heartland Advisors and the Custodian, Transfer and Dividend Disbursing Agent depend on the smooth functioning of their computer systems and those of their outside service providers. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. Such event could have a negative impact on handling securities trades, payments of interest and dividends, pricing and account services. Although, at this time, there can be no assurance that there will be no adverse impact on the Funds, Heartland Advisors and the Custodian, Transfer and Dividend Disbursing Agent have advised Heartland that they have been actively working on necessary changes to their computer systems to prepare for the year 2000 and expect that their systems, and those of their outside service providers, will be adapted in time for that event.


 THE DISTRIBUTION PLAN

          Each Fund has adopted a Distribution Plan which, among other things, requires it to pay Heartland Advisors, as distributor, a quarterly distribution fee of up to 0.25 of 1% of its average daily net assets computed on an annual basis. Under each Plan, the Fund is obligated to pay distribution fees only to the extent of expenses actually incurred by Heartland Advisors, as distributor, for the current year, and thus there will be no carry-over expenses from previous years. These expenses may include expenses incurred for media advertising, the printing and mailing of prospectuses to persons other than shareholders, the printing and mailing of sales literature, answering routine questions relating to a Fund, and payments to selling representatives, authorized securities dealers, financial institutions, or other service providers for providing services in assisting investors with their investments and/or for providing administrative, accounting and other services with respect to a Fund's shareholders. No fee paid by a Fund under the Plans may be used to reimburse Heartland Advisors for expenses incurred in connection with another Fund. Each Distribution Plan will continue in effect, if not sooner terminated in accordance with its terms, for successive one-year periods, provided that each such continuance is specifically approved by the vote of the Directors, including a majority of the Directors who are not interested persons, of Heartland. During the fiscal year ended December 31, 1997, Heartland Advisors waived distribution fees for the Short Duration High-Yield Municipal and High-Yield Municipal Bond Funds totaling $134,130 and $34,401, respectively, pursuant to voluntary fee waivers in effect. For further information regarding the Distribution Plans, see the Statement of Additional Information.

 NET ASSET VALUE CALCULATION

          Each Fund's share price or net asset value per share is computed daily by dividing the total value of the investments and other assets of the Fund, less any liabilities, by the total outstanding shares of the Fund. The net asset value per share is determined as of the close of the New York Stock Exchange regular trading (generally 4:00 p.m. Eastern time) on each day the New York Stock Exchange is opened.

          Securities owned by the Funds are valued on the basis of market quotations or at their fair value. The Funds generally use fair value, as market quotations for most municipal obligations are not readily available on a daily basis. Fair value of any of the Funds' debt securities for which market quotations are not readily available will be determined by a pricing service approved by Heartland's Board of Directors, based primarily upon information concerning market transactions and dealer quotations for similar securities, or by dealers who make markets in such securities. Debt securities having maturities of 60 days or less may be valued at acquisition cost, plus or minus any amortized discount or premium. Any securities or other assets for which market quotations are not readily available will be valued in good faith at their fair market value using methods determined by Heartland's Board of Directors.


 DESCRIPTION OF FUND SHARES


          Heartland is a diversified open-end management investment company registered under the Investment Company Act of 1940, which was organized in 1986 as a Maryland corporation. The authorized common stock of Heartland consists of one billion shares, $0.001 par value per share. Heartland is a series company, which means the Board of Directors may establish additional series, and may increase or decrease the number of shares in each series. The Funds are each a separate, diversified mutual fund series of Heartland. Currently, nine series are authorized and outstanding.


          Each share has one vote, and when issued and paid for in accordance with the terms of the offering will be fully paid and non-assessable. Shares have no preemptive, cumulative voting, subscription or conversion rights and are freely transferable. Although annual meetings of shareholders are not required, special meetings of shareholders may be called for purposes such as electing or removing directors, changing fundamental policies or approving investment advisory contracts.




 PORTFOLIO TRANSACTIONS

          As provided in its Investment Advisory Agreement, Heartland Advisors is responsible for each Fund's portfolio decisions and the placing of portfolio transactions.

In executing such transactions, Heartland Advisors seeks to obtain the best net results for each Fund, taking into account such factors as price (including the brokerage commission or dealer spread), size of order, competitive commissions in similar transactions, diffculty of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities. While Heartland Advisors seeks reasonably competitive rates, it does not necessarily pay the lowest commission or spreads available.






          Heartland Advisors may serve as a broker for any Heartland fund; however, in order for Heartland Advisors to effect any portfolio transactions for the funds, the commissions, fees or other remuneration received by Heartland Advisors must be reasonable and fair compared to, and will not ordinarily be larger than, the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities.

          Allocation of transactions, including their frequency, to various dealers is determined by Heartland Advisors in its best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt and efficient execution of orders in an effective manner at the most favorable price. Subject to this primary consideration, Heartland Advisors may also consider the provision of supplemental research services and sales of the shares of any or all of the Heartland funds as factors in the selection of broker-dealers to execute portfolio transactions.


 PERFORMANCE INFORMATION

          From time to time each Fund may advertise its "yield" and "total return." Yield is based on historical earnings and total return is based on historical distributions; neither is intended to indicate future performance. The "yield" of a Fund refers to the income generated by an investment in that fund over a one-month period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during the month is assumed to be generated each month over a 12-month period and is shown as a percentage of the investment.

          "Total return" of a Fund refers to the average annual total return for one, five and ten-year periods (or the portion thereof during which a Fund has been in existence). Total return is the change in redemption value of shares purchased with an initial $1,000 investment, assuming the reinvestment of dividends and capital gain distributions and the redemption of the shares at the end of the period. Performance information should be considered in light of the particular Fund's investment objectives and policies, characteristics and quality of its portfolio securities and the market conditions during the applicable period, and should not be considered as a representation of what may be achieved in the future. The Funds also may advertise total returns other than those described above if such information is deemed informative to investors for use in evaluating the Funds.

          In connection with the standardized yield and total return quotations described above, the Funds also may advertise a standardized tax equivalent yield which illustrates the yield that would be required on a fully-taxable investment to result in the same net income to an investor in the Funds, after a payment of federal taxes at the stated rate. The yield is computed by dividing that portion of the Funds' current yield which is exempt from federal income taxes by one minus a stated federal income tax rate, and then adding the product to the value of any yield of the Funds which is not exempt from federal income taxes.





 HOW TO REDEEM SHARES


          Shareholders may have any or all of their shares redeemed as described below on any day the Funds are open for business at the next determined net asset value (see "Net Asset Value Calculation").


_______________________________________________________________________ ____

          BY TELEPHONE:

          1-800-432-7856
               or
          (414) 289-7000


          You may redeem by calling Heartland Advisors, unless you elected not to have this privilege on your account application. The minimum amount that may be redeemed by telephone is $1,000.

________________________________________________________________________________

          THROUGH SECURITIES REPRESENTATIVES:

          You may redeem shares through a broker-dealer or financial institution, which must promptly forward your instructions to the Agent. The broker-dealer or financial institution may charge a fee for such services.

________________________________________________________________________________

          BY MAIL TO:

          Firstar Trust Company
          Mutual Fund Services
          3rd Floor
          P.O. Box 701
          Milwaukee, WI 53201-0701


          BY OVERNIGHT
          DELIVERY TO:
          Firstar Trust Company
          Mutual Fund Services
          615 East Michigan Street, 3rd Floor
          Milwaukee, WI 53202

          Send a written request specifying the name of the Mutual Fund, the number of shares to be redeemed, your name, account number, and any additional documents listed below that apply to your particular account. The Agent cannot accept requests submitted by fax or requests specifying a particular date for redemption or other special conditions. A signature guarantee is required for certain redemptions, including written redemptions over $25,000. For further information, see "Signature Guarantees."

_______________________________________________________________________ ____



TYPE OF REGISTRATION          REQUIREMENTS
--------------------          ------------

Individual, Joint Tenants,    Letter of instruction signed by all persons
Custodial, General Part-      authorized to sign for the account, exactly
ners                          as it is registered, accompanied by signature
                              guarantee(s) if required.

Corporations,                 Letter of instruction accompanied by a
Associations                  corporate resolution. The letter must be signed by
                              at least one individual authorized (via corporate resolution) to act on the account. The corporate resolution must include a corporate seal or signature guarantee.

Trusts Letter of instruction signed by the Trustee(s) (as Trustee(s)), with signature guarantee(s). (If the Trustee's name is not registered on the account, provide a copy of the trust document, certified within the last 60 days.)

          If you do not fall into any of these registration categories (i.e., executors, administrators, conservators, or guardians), please call Heartland Advisors for further instructions.

____________________________________________________________________________

          CHECK-WRITING PRIVILEGES FOR THE HEARTLAND SHORT DURATION HIGH-YIELD MUNICIPAL FUND. You may also redeem shares by check in an amount of not less than $250 in the Heartland Short Duration High-Yield Municipal Fund. This privilege is not available for the Heartland High-Yield Municipal Bond Fund. There is no charge for check-writing privileges. Redemption by check cannot be honored if share certificates are outstanding and would need to be liquidated to honor the check. Checks are supplied free of charge, and additional checks will be sent to you upon your request. The Heartland Short Duration High-Yield Municipal Fund does not return the checks you write, although copies are available upon request.

          You may place stop-payment requests on checks by calling Heartland Advisors at 1-800-432-7856 or (414) 289-7000. A fee of $20.00 will be charged for each stop-payment request. A stop-payment request will remain in effect for two weeks following receipt of oral instructions (six months following written instructions) by Heartland Advisors.

          If there are insufficient cleared shares in your Heartland Short Duration High-Yield Municipal Fund account to cover the amount of your redemption by check, the check will be returned, marked "insufficient funds," and a fee of $20.00 will be charged to the account.

          In exercising this check-writing privilege, you should bear in mind that you in effect are redeeming shares of the Heartland Short Duration High-Yield Municipal Fund, and you may realize taxable gain or loss on the redemption.

          SIGNATURE GUARANTEES. To protect your account, the Agent and the Funds from fraud, signature guarantees are required for certain redemptions. Signature guarantees enable the Agent to be sure that you are the person who has authorized a redemption from your account. Signature guarantees are required for: (1) any redemption by mail if the proceeds are to be paid to someone other than the person(s) or organization in whose name the account is registered or are to be sent to an address other than the address of the registered holder of the shares; (2) any redemptions by mail which request that the proceeds be wired to a bank; (3) any redemptions by mail where the redemption proceeds exceed $25,000; and (4) requests to transfer the registration of shares to another owner. These requirements may be waived by the Funds in certain instances.

          The following institutions are acceptable guarantors: (a) commercial banks, savings and loan associations and savings banks, which are members of the Federal Deposit Insurance Corporation; (b) credit unions; (c) trust companies;
(d) firms which are members of a domestic stock exchange; and (e) foreign branches of any of the above. The Agent cannot accept guarantees from notaries public.

          SENDING REDEMPTION PROCEEDS. The Agent will not send redemption proceeds until all payments for the shares being redeemed have cleared, which may take up to 15 days from the purchase date.

          By Mail. The Agent mails checks for redemption proceeds typically within one or two days, but not later than seven days, after it receives the request and all necessary documents. The Agent will send redemption proceeds in accordance with your instructions.

          By Wire. The Agent will normally wire redemption proceeds to your bank the next business day after receiving the redemption request and all necessary documents. The signatures on any written request for a wire redemption must be guaranteed. The Agent currently deducts a $12 wire charge from the redemption proceeds. This charge is subject to change. You will be responsible for any charges which your bank may make for receiving wires.

          CERTAIN CONDITIONS. If, due to redemption or transfer, a shareholder's account drops below $500 for three months or more, the Funds have the right to redeem the shareholder's account, after giving 60 days notice, unless the shareholder makes additional investments to bring the account value to $1,000. Alternatively, the Funds may, after giving notice, impose a fee on accounts maintained below the minimum investment level without an active automatic investment plan.

          A Fund may suspend the right to redeem shares for any period during which (a) the New York Stock Exchange is closed or the Securities and Exchange Commission determines that trading on the Exchange is restricted; (b) there is an emergency as a result of which it is not reasonably practicable for the Fund to sell its portfolio securities or to calculate the fair value of its net assets; or (c) the Securities and Exchange Commission may permit for the protection of shareholders.

                                  APPENDIX A

                              SECURITIES RATINGS


GENERAL



          A rating of a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards as to the creditworthiness of an issuer. Consequently, Heartland Advisors believes that the quality of debt securities in which the Funds invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on information furnished by the issuer or obtained by the rating services from other sources which they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

          The following is a description of the characteristics of ratings used by Moody's Investors Service, Inc., Standard & Poor's Corporation and Fitch Investors Service, Inc., and Duff & Phelps.

CORPORATE AND MUNICIPAL BOND RATINGS

          RATINGS BY MOODY'S


          Aaa -- Bonds which are rated Aaa are judged to be of the best quality, they carry the smallest degree of investment risk, and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.


          Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

          A -- Bonds which are rated A are judged to possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.


          Baa -- Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact may have speculative characteristics as well.


          Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

          B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of contract over any long period of time may be small.

          Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

          Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

          C -- Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


          Moody's applies numerical modifiers "1", "2" and "3" to the Aa through Caa rating classifications except with respect to Caa ratings of U.S. municipal bond securities. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

          RATINGS BY STANDARD & POOR'S


          AAA -- This is the highest rating assigned by Standard & Poor's to a debt obligation. The obligor's capacity to meet its financial commitment is extremely strong.

          AA - An obligation rated AA differs from AAA issues only in small degree. The obligor's capacity to meet its financial commitment is very strong.


          A -- Debt rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment is still very strong.


          BBB -- Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on an obligation.


          Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.


          BB -- Debt rated BB is less vulnerable to default on payment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment.


          B -- Debt rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment.


          CCC -- Debt rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment. In the event of adverse business, financial, or economic conditions, it is not likely for the obligor to meet its financial commitment


          CC -- Debt rated CC is currently highly vulnerable to nonpayment.


          C -- The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.


          D -- Debt rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

          Standard & Poor's ratings, from AA to CCC, may be modified by the addition of a plus or minus sign to show relative standing within the major categories.


          The symbol "r" is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.


          RATINGS BY FITCH IBCA ("FITCH")

INVESTMENT GRADE

AAA - Highest credit quality.  Denotes the lowest expectation of credit risk.
      -----------------------
Assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA - Very high credit quality.  Denotes a very low expectation of credit risk.
     -------------------------
Indicates very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A  -  High credit quality.  Denotes a low expectation of credit risk.  The
      -------------------
capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB - Good credit quality.  Indicates that there is currently a low expectation
      -------------------
of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

SPECULATIVE GRADE

BB - Speculative.  Indicates that there is a possibility of credit risk
     -----------
developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B - Highly speculative.  Indicates that significant credit risk is present, but
    ------------------
a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.


CCC, CC, C - High default risk.  Default is a real possibility.  Capacity for
             -----------------
meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.


DDD,DD, and D  -  Default.  Securities are not meeting current obligations and
                  -------
are extremely speculative. DDD designates the highest potential for recovery of amounts outstanding on any securities involved. For U.S. corporates, for example, "DD" indicates expected recovery of 50% - 90% of such outstandings, and "D" the lowest recovery potential, i.e. below 50%.

     Fitch applies modifiers "Plus(+)" or "Minus(-)" to the AA, A, BBB, BB, B, CCC, CC and C rating classifications. These modifiers are used to indicate the relative position of a credit within a rating category.

MUNICIPAL NOTE RATINGS

     RATINGS BY MOODY'S

     MIG 1.  This designation category denotes best quality.  There is present
     ------
strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG 2.  This designation category denotes high quality.  Margins of
     ------
protection are ample although not so large as in the preceding group.

     MIG 3.  This designation category denotes favorable quality.  All security
     ------
elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

     RATINGS BY S & P

     SP-1.  Notes rated SP-1 have very strong or strong capacity to pay
     -----
principal and interest. Those issues determined to possess overwhelming safety characteristics are designated as SP-1+.

     SP-2.  Notes rated SP-2 have satisfactory capacity to pay principal and
     -----
interest.

     Notes due in three years or less normally receive a note rating. Notes maturing beyond three years normally receive a bond rating, although the following criteria are used in making that assessment.

     -Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue will be rated as a note.)

     -Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be rated as a note.)

     RATINGS BY FITCH


A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.


F1 - Highest credit quality.  Indicates the strongest capacity for timely
     ----------------------
payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.


F2 - Good credit quality.  A satisfactory capacity for timely payment of
     -------------------
financial commitments, but the margin of safety is not as great as in the case of the higher ratings.


F3 - Fair credit quality.  The capacity for timely payment of financial
     -------------------
commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.


B - Speculative.  Minimal capacity for timely payment of financial commitments,
    -----------
plus vulnerability to near-term adverse changes in financial and economic conditions.


C - High default risk.  Default is a real possibility.  Capacity for meeting
    -----------------
financial commitments is solely reliant upon a sustained, favorable business and economic environment.


D - Default.  Denotes actual or imminent payment default.
    -------

VARIABLE RATE DEMAND SECURITIES
-------------------------------

     RATINGS BY MOODY'S
     ------------------


     Moody's may assign a separate rating to the demand feature of a variable rate demand security. Such a rating may include:

     VMIG 1.   This designation denotes best quality.  There is present strong
     ------
protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.


     VMIG 2.  This designation denotes high quality.  Margins of protection are
     ------
ample although not so large as in the preceding group.


     VMIG 3.  This designation denotes favorable quality.  All security elements
     ------
are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

RATINGS BY S & P
----------------


     S&P assigns a dual rating to all long-term debt issues that have as part of their provisions a demand feature. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols are usually used to denote the put (demand) option (for example, AAA/A-1+). Normally, demand notes receive note rating symbols combined with commercial paper symbols (for example, SP-1/A-1+).




COMMERCIAL PAPER RATINGS

RATINGS BY DUFF & PHELPS

     CATEGORY 1:    TOP GRADE

     Duff 1+.  Highest certainty of timely payment.  Short-term liquidity,
     -------
including internal operating factors and/or ready access to alternative sources of funds, is clearly outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

     Duff 1.  Very high certainty of timely payment.  Liquidity factors are
     ------
excellent and supported by good fundamental protection factors. Risk factors are minor.

     Duff 1-.  High certainty of timely payment.  Liquidity factors are strong
     -------
and supported by good fundamental protection factors. Risk factors are very small.

     CATEGORY 2:    GOOD GRADE

     Duff 2.  Good certainty of timely payment.  Liquidity factors and company
     ------
fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

     CATEGORY 3:    SATISFACTORY GRADE

     Duff 3.  Satisfactory liquidity and other protection factors qualify issue
     ------
as to investment grade. Risk factors are larger and subject to more variation. Nevertheless timely payment is expected.

RATINGS BY MOODY'S


     Moody's commercial paper ratings are opinions of the ability to repay punctually promissory obligations. If an issuer represents that its commercial paper obligations are supported by the credit of another entity or entities, Moody's, in assigning ratings to such issuer evaluates the financial strength of the indicated affiliate, commercial bank, insurance company, foreign government, or other entity, but only as one factor in the total rating assessment.

Moody's employs the following three category designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:
Prime 1 - highest quality; Prime 2 - higher quality; Prime 3 - high quality.

RATINGS BY STANDARD & POOR'S

     A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest.

     Issues assigned the highest rating category, A, are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers "1", "2" and "3" to indicate the relative degree of safety. The designation A-1 indicates that the degree of safety regarding timely payment is either overwhelming or very strong. A"+" designation is applied to those issues rated "A-1" which possess extremely strong safety characteristics. Capacity for timely payment on issues with the designation "A-2" is strong. However, the relative degree of safety is not as high as for issues designated A-1. Issues carrying the designation A-3 have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effect of changes in circumstances than obligations carrying the higher designations.

                                APPENDIX B


                            ASSET COMPOSITION


          The following tables provide a summary of the Short Duration High-Yield Municipal and High-Yield Municipal Bond Funds' debt holdings as rated by the higher of Moody's or S&P or, in the case of unrated securities, as determined by Heartland Advisors. These figures are dollar-weighted averages of month-end portfolio holdings of the Funds during the fiscal year ended December 31, 1997, presented as a percentage of total investments. These percentages are historical and are not necessarily indicative of the quality of current or future Fund holdings, which may vary. These securities assigned an equivalent rating may include those rated by other nationally recognized rating organizations, as well as unrated securities. Unrated securities are not necessarily lower-quality securities. Issuers of municipal securities frequently choose not to incur the expense of obtaining a rating. Please refer to Appendix A and the Statement of Additional Information for a more complete discussion of these ratings.


                    SHORT DURATION HIGH-YIELD MUNICIPAL FUND
          MOODY'S/S&P RATING                    PORTFOLIO HOLDING %
                                             (DOLLAR-WEIGHTED AVERAGE)
                 Aaa/AAA                                  7.8%
                 Aa/AA                                    4.7%
                 A                                        3.3%
                 Baa/BBB                                 18.5%
                 Ba/BB                                   10.6%
                 B                                        2.2%
                                                         ----
                 Total                                   47.1%

       HEARTLAND EQUIVALENT RATING                  PORTFOLIO HOLDING %
                                                 (DOLLAR-WEIGHTED AVERAGE)

                 Aaa/AAA                                  2.2%
                 Aa/AA                                    7.2%
                 A                                        0.1%
                 Baa/BBB                                 12.8%
                 Ba/BB                                   27.5%
                 B                                        3.1%
                                                         ----
                 Total                                   52.9%

                         HIGH-YIELD MUNICIPAL BOND FUND
            MOODY'S/S&P RATING                 PORTFOLIO HOLDING %
                                             (DOLLAR-WEIGHTED AVERAGE)
                   Aaa/AAA                             8.6%
                   Aa/AA                               7.6%
                   A                                   4.8%
                   Baa/BBB                             4.4%
                   Ba/BB                               2.5%
                   B                                   0.5%
                                                      ----
                   Total                              28.4%

        HEARTLAND EQUIVALENT RATING             PORTFOLIO HOLDING %
                                              (DOLLAR-WEIGHTED AVERAGE)

                   Aaa/AAA                             2.4%
                   Aa/AA                               0.9%
                   A                                   0.7%
                   Baa/BBB                            13.5%
                   Ba/BB                              47.9%
                   B                                   6.2%
                                                      ----
                   Total                              71.6%

HEARTLAND FUNDS

General Information and Account/Price Information (24 hrs.):
1-800-432-7856 or (414)289-7000

HEARTLAND FUNDS
790 North Milwaukee Street
Milwaukee, Wisconsin 53202

INVESTMENT ADVISOR AND DISTRIBUTOR
Heartland Advisors, Inc.
790 North Milwaukee Street
Milwaukee, Wisconsin 53202

CUSTODIAN, TRANSFER AND
DIVIDEND DISBURSING AGENT
Firstar Trust Company
Mutual Fund Services, 3rd Floor
P.O. Box 701
Milwaukee, Wisconsin 53201-0701


INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
100 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

COUNSEL
Quarles & Brady
411 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

                      Statement of Additional Information
                               Dated May 1, 1998

              HEARTLAND SHORT DURATION HIGH-YIELD MUNICIPAL FUND

                   HEARTLAND HIGH-YIELD MUNICIPAL BOND FUND


            790 North Milwaukee Street, Milwaukee, Wisconsin 53202
                        414-289-7000 or 1-800-432-7856


     This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus dated May 1, 1998. A copy of the Prospectus and an account application may be obtained without charge by telephone or written request to the distributor, Heartland Advisors, Inc. ("Heartland Advisors"). Shareholder inquiries should be directed to the Funds in writing or by telephone.

================================================================================

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
INTRODUCTION TO THE FUNDS                                                      2
INVESTMENT POLICIES AND PRACTICES                                              2
INVESTMENT RISKS AND CONSIDERATIONS                                           15
INVESTMENT RESTRICTIONS                                                       18
MANAGEMENT                                                                    21
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES                           23
THE INVESTMENT ADVISOR                                                        23
PERFORMANCE INFORMATION                                                       25
DETERMINATION OF NET ASSET VALUE PER SHARE                                    27
DISTRIBUTION OF SHARES                                                        28
DISTRIBUTION PLAN                                                             28
TAX STATUS                                                                    29
DESCRIPTION OF SHARES                                                         30
PORTFOLIO TRANSACTIONS                                                        30
CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT                          32
COUNSEL AND INDEPENDENT PUBLIC ACCOUNTANTS                                    32
FINANCIAL STATEMENTS                                                          32
================================================================================

                           INTRODUCTION TO THE FUNDS

          The Heartland family of funds consists of nine separate series of Heartland Group, Inc. ("Heartland"), a Maryland corporation registered as an open-end management investment company. This Statement of Additional Information relates only to the Heartland Short Duration High-Yield Municipal Fund and the Heartland High-Yield Municipal Bond Fund (the "Funds"), each of which is a diversified Fund with distinct investment objectives and programs. A separate Prospectus and related Statement of Additional Information for the other Heartland funds are available from Heartland Advisors.

                       INVESTMENT POLICIES AND PRACTICES

General

          The following information supplements the discussion of each Fund's investment objectives and policies discussed in the Prospectus. Unless otherwise specified, the investment policies and restrictions of each Fund are not fundamental policies and are therefore subject to change by the Board of Directors of Heartland without shareholder approval. However, shareholders will be notified prior to a material change in any such policy or restriction. The fundamental policies of a Fund may not be changed without the approval of at least a majority of the outstanding shares of the Fund or, if it is less, 67% of the shares represented at a meeting of shareholders of the Fund at which the holders of 50% or more of the shares are represented.

Municipal Obligations

          General. The term "municipal obligations" as used herein refers to debt obligations issued by or on behalf of states, territories or possessions of the United States or their agencies, instrumentalities, municipalities and political subdivisions, the interest payable on which is, in the opinion of bond counsel, excludable from gross income for purposes of federal income taxation (except, in certain instances, the alternative minimum tax, depending upon the shareholder's tax status). Municipal obligations are generally issued to obtain funds for various public purposes, including the construction or improvement of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which municipal obligations may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and lending such funds to other public institutions and facilities. In addition, municipal obligations may be issued by or on behalf of public bodies to obtain funds to provide for the construction, equipping, repair or improvement of housing facilities, convention or trade show facilities, airport, mass transit, industrial, port or parking facilities and certain local facilities for water supply, gas, electricity, sewage or solid waste disposal.

          The yields on municipal obligations are dependent on a variety of factors, including the financial condition of the issuer or other obligor thereon or the revenue source from which debt service is payable, the general economic and monetary environment, conditions in the relevant market, the size of a particular issue, maturity of the obligation and the rating of the issue.

          Securities in which the Funds may invest, including municipal obligations, are subject to the provisions of bankruptcy, insolvency, reorganization and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Congress, state legislatures or other governmental agencies extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations within constitutional limitations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of issuers to make interest and principal payments on their municipal obligations may be materially impaired.

          As discussed in the Prospectus, the Funds may invest without limit in non-investment grade bonds (those rated below the four highest categories by Moody's, S&P or Fitch or, if unrated, judged by Heartland Advisors to be of comparable quality). These so-called "junk bonds" are regarded, on balance, as predominantly speculative with respect to the capacity of the issuer to pay interest and repay principal in accordance with the terms of the obligation. While such bonds typically offer higher rates of return than investment grade bonds, they also involve greater risk, including greater risk of default. See the section of this Statement of Additional Information captioned "Investment Risks and Considerations - High-Yield (High-Risk) Securities" for a discussion of investment risks associated with these securities.

          State and Municipal Lease Obligations. The Funds may invest in state or municipal leases and participation interests therein. The leases may take the form of a lease with an option to purchase, an installment purchase or a conditional sales contract which is entered into by state and local governments and authorities to purchase or lease a wide array of equipment such as fire, sanitation or police vehicles or telecommunications equipment, buildings or other capital assets. State or municipal lease obligations frequently have the special risks described below which are not associated with general obligation or revenue bonds issued by public bodies.

          The constitution and statutes of many states contain requirements with which the state and municipalities must comply whenever incurring debt. Depending on the circumstances, these requirements may include approving voter referenda, debt limits, interest rate limits and public sale requirements. Leases have evolved as a means for public bodies to acquire property and equipment without needing to comply with all of the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations may be inapplicable for one or more of the following reasons: (i) the inclusion in many leases or contracts of "nonappropriation" clauses that provide that the public body has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis (the "nonappropriation" clause); (ii) the exclusion of a lease or conditional sales contract from the definition of indebtedness under relevant state law; or (iii) the lease provides for termination at the option of the public body at the end of each fiscal year for any reason or, in some cases, automatically if not affirmatively renewed.

          Typically, if the lease is terminated by the public body for nonappropriation or another reason not constituting a default under the lease, the lessor, or holder of participation interest in the lease, is without recourse to the general credit of the public body and may be limited to repossession of the leased property. The disposition of the leased property by the lessor in the event of a lease termination might prove difficult and could result in a loss to the holders of participation interests.

Other Investments and Techniques

          Government Obligations. The Funds may invest in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. These securities include a variety of Treasury securities, which differ in their interest rates, maturities and times of issuance. Treasury Bills generally have maturities of one year or less; Treasury Notes generally have maturities of one to ten years; and Treasury Bonds generally have maturities of greater than ten years. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, such as Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; other obligations, such as those of the Federal Home Loan Banks, are secured by the right of the issuer to borrow from the Treasury; other obligations, such as those issued by the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and other obligations, such as those issued by the Student Loan Marketing Association, are supported only by the credit of the instrumentality itself. Although the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.

          Indexed Securities. The Funds may purchase securities whose prices are indexed to the prices of other securities, securities indices, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. For example, certain debt securities in which the Funds may invest may include securities whose interest rates are determined by reference to one or more specific financial indicators, such as LIBOR, resulting in a security whose interest payments tend to rise and fall together with the financial indicator. Indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified underlying instrument's value increases, resulting in a security that performs similarly to the underlying instrument, or their maturity value may decline when the underlying instrument increases, resulting in a security whose price characteristics are similar to a put on the underlying instrument.

          The performance of indexed securities depends to a great extent on the performance of the security or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies.

          The market for indexed securities may be thinner and less active than the market for securities in general, which can adversely affect the prices at which indexed securities are sold. If market quotations are not available, indexed securities will be valued in accordance with procedures established by the Board of Directors of Heartland, including the use of outside pricing services. Judgment plays a greater role in valuing certain indexed securities than is the case for securities for which more external sources for quotations and last-sale information are available. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services to value indexed securities and the Funds' ability to dispose of these securities.

          Zero-Coupon, Step-Coupon and Pay-In-Kind Securities. The Funds may invest in zero-coupon, step-coupon and pay-in-kind securities. These securities are debt securities that do not make regular cash interest payments. Zero-coupon and step-coupon securities are sold at a deep discount to their face value. Pay-in-kind securities pay interest through the issuance of additional securities. Because such securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. While these securities do not pay current cash income, federal income tax law requires the holders of the zero-coupon, step-coupon and pay-in-kind securities to include in income each year the portion of the original issued discount (or deemed discount) and other non-cash income on such securities accrued during that year. In order to continue to qualify for treatment as a "regulated investment company" under the Internal Revenue Code and avoid a certain excise tax, the Funds may be required to distribute a portion of such discount and income and may be required to dispose of other portfolio securities, which could occur in periods of adverse market conditions, in order to generate cash to meet these distribution requirements.

          When-Issued and Delayed-Delivery Purchases. The Funds may make commitments to purchase obligations on a "when-issued" or "delayed-delivery basis," that is, delivery and payment for the obligations normally takes place at a date after the commitment to purchase although the payment obligation and the coupon rate have been established before the time the Fund enters into the commitment. The settlement date usually occurs within one week of the purchase of notes and within one month of the purchase of bonds. The Funds intend to make commitments to purchase obligations with the intention of actually acquiring them, but may sell the obligations before the settlement date if such action is advisable or necessary as a matter of investment strategy. At the time the Fund makes a commitment to purchase an obligation, it will record the transaction and reflect the value of the obligation in determining its net asset value. The Fund's custodian, Firstar Trust Company (the "Custodian"), will maintain on a daily basis a separate account consisting of cash or liquid assets with a value at least equal to the amount of the Fund's commitments to purchase "when-issued" or "delayed-delivery" obligations.

          Obligations purchased on a "when-issued" or "delayed-delivery" basis or held in the Funds' portfolios are subject to changes in market value based not only upon the public's perception of the creditworthiness of the issuer, but also upon changes in the level of interest rates. In the absence of a change in credit characteristics, which would likely cause changes in value, the value of portfolio investments can be expected to decline in periods of rising interest rates and to increase in periods of declining interest rates.

          When payment is made for "when-issued" or "delayed-delivery" securities, the Fund will meet its obligation from its then available cash flow, sale of securities held in the separate account, sale of other securities or, although it would normally not expect to do so, from sale of the "when-issued" or "delayed-delivery" securities themselves (which may have a market value greater or lesser than the Fund's obligation). Sale of securities to meet such obligations would involve a greater potential for the realization of capital gains, which could cause the Fund to realize income not exempt from federal personal income tax.

          Floating and Variable Rate Demand Notes. The Funds may purchase floating and variable rate demand notes. Generally, such notes are secured by letters of credit or other credit support arrangements provided by banks. Such notes normally have a stated long-term maturity but permit the holder to tender the note for purchase and payment of principal and accrued interest upon a specified number of days notice. The issuer of floating and variable rate demand notes normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the note plus accrued interest upon a specified number of days notice to the noteholders.

          Interest rates on a variable rate demand note are based on a specified interest index, such as a bank's prime rate, and are adjusted automatically with changes in the index at specified intervals which may range from daily (floating rate) to a period of time up to one year. Variable rate demand notes are subject to a risk of nonpayment upon demand by the issuer, and, therefore, generally are secured by letters of credit or other credit support arrangements provided by banks. To minimize the nonpayment risk, Heartland Advisors monitors the creditworthiness of issuers of floating and variable rate demand notes in the Funds' portfolios.

          Repurchase Agreements. The Funds may enter into repurchase agreements with certain banks or nonbank dealers. In a repurchase agreement, a Fund buys a security at one price, and at the time of sale the seller agrees to repurchase the obligation at a mutually-agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Heartland Advisors will monitor, on an ongoing basis, the value of the underlying securities to ensure that the value equals or exceeds the repurchase price plus accrued interest. Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities. Although no definitive creditworthiness criteria are used, Heartland Advisors reviews the creditworthiness of the banks and nonbank dealers with which the Funds enter into repurchase agreements to evaluate those risks. A Fund may, under certain circumstances, deem repurchase agreements collateralized by U.S. government securities to be investments in U.S. government securities.

          Reverse Repurchase Agreements. The Funds may enter into reverse repurchase agreements with banks and broker-dealers, under which a Fund sells a portfolio security to such party in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, the Fund will maintain appropriate liquid assets in a segregated custodial account to cover its obligations under the agreement. To the extent the value of the security that a Fund agrees to repurchase declines, the Fund may experience a loss. Reverse repurchase transactions may increase fluctuations in the market value of a Fund's assets and may be viewed as a form of leverage. In determining whether to enter into a reverse repurchase agreement, a Fund will take into account the creditworthiness of the counterparty.

          Investments in Other Investment Companies. Each of the Funds may invest in the securities of other investment companies as permitted under the 1940 Act. At present, the 1940 Act provisions limit each Fund so that (a) no more than 10% of its total assets may be invested in securities of other investment companies, (b) it may not own securities of any one investment company having a value in excess of 5% of the Fund's total assets, and (c) it may not own more than 3% of the total outstanding voting stock of any one investment company. As a shareholder of another investment company, each Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses of the Fund.

Options, Futures Contracts and Options on Futures Contracts

          Writing Covered Call Options. Each Fund may write covered call options on securities related to its investments (such as U.S. Government securities) and enter into closing transactions with respect to such options. In writing covered call options, each Fund expects to generate additional premium income which should serve to enhance the Fund's total return and reduce the effect of any decline in the market price of the securities in the Fund's portfolio or otherwise involved in the option.

          A call option gives the holder (buyer) the right to purchase a specified security at a stated price (the exercise price) at any time before a specified date (the expiration date). The term "covered" call option means that the Fund will own the securities subject to the option or have an unconditional right to purchase the same underlying security at a price equal to or less than the exercise price of the "covered" option, or will establish and maintain, for the term of the option, a segregated account consisting of cash, or other liquid assets having a value equal to the fluctuating market value of the optioned securities.

          Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying security in return for the exercise price, even if its current value is greater, a call writer gives up some ability to participate in the price increases in the underlying security. If a call option which a Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security.

          The premium received is the market value of an option. The premium a Fund receives from writing a call option reflects, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security and the length of the option period. The premium received by a Fund for writing covered call options will be recorded as a cash asset and a liability of the Fund. The liability will be adjusted daily with a corresponding adjustment to the Fund's total assets, to reflect the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Fund is computed (close of regular trading on the New York Stock Exchange), or, in the absence of such sale, the latest asked price. The liability will be extinguished and the net gain or loss on the option realized upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security upon the exercise of the option. The Funds do not consider a security covered by a call to be "pledged" as that term is used in the respective Fund's policy limiting the pledging of its assets.

          Closing transactions may be effected by purchasing a call option in order to realize a profit on an outstanding call option, to prevent an underlying security from being called, or, to permit the sale of the underlying security. Furthermore, effecting a closing transaction may permit a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that a Fund will be able to effect such closing transactions at a favorable price. A

Fund may pay transaction costs in connection with the writing or purchase of options to close out previously written options, which costs are normally higher than the transaction costs applicable to purchases and sales of portfolio securities.

          Writing Covered Put Options. Each Fund may write covered put options on any type of security related to its investments (such as U.S. Government securities) and may purchase options to close out options previously written by the Fund. As the writer (seller) of a put option, the Fund has the obligation to buy from the purchaser the underlying security at the exercise price during the option period. In return for receipt of the premium, the Fund assumes the obligation to pay the exercise price for the option's underlying security if the other party to the option chooses to exercise it. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options.

          A Fund will write put options only on a covered basis, which means that the Fund will maintain a segregated account consisting of cash, or other liquid assets in an amount not less than the exercise price of the option, or the Fund will own an option to sell the underlying security subject to the option having an exercise price equal to or greater than the exercise price of "covered" options at all times while the put option is outstanding. A Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option the Fund has written, however, the Fund must continue to be prepared to pay the exercise price while the option is outstanding, regardless of price changes, and must continue to segregate assets to cover its position.

          If the price of the underlying security rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received for writing the put because it did not own the underlying security and therefore would not benefit from the appreciation in price. If the price of the underlying security falls, the put writer would expect to suffer a loss, which loss could be substantial. However, the loss should be less than the loss experienced if the Fund had purchased the underlying security directly because the premium received for writing the option will mitigate the effects of the decline.

          Purchasing Put Options. Each Fund may purchase put options on any type of security related to its investments (such as U.S. Government securities). As the holder of a put option, the Fund has the right to sell the underlying security at the exercise price at any time during the option period. A Fund may enter into closing transactions with respect to such options, exercise them or permit them to expire. A Fund may purchase a put option on a security related to its investments as a defensive technique in order to protect against an anticipated decline in the value of the security. Such hedge protection is provided only during the life of the put option when the Fund, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. The premium paid for the put option and any transaction costs would reduce any gain otherwise available for distribution when the security is eventually sold.

          The premium paid by a Fund when purchasing a put option will be recorded as an asset of the Fund. This asset will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Fund is computed (close of regular trading on the New York Stock Exchange), or, in the absence of such sale, the latest bid price. This asset will be extinguished upon expiration of the option, the selling (writing) of an identical option in a closing transaction, or the delivery of the underlying security upon the exercise of the option.

          Purchasing Call Options. Each Fund may purchase call options on any type of security related to its investments. As the holder of a call option, the Fund has the right to purchase the underlying security at the exercise price at any time during the option period. A Fund may enter into closing sale transactions with respect to such options, exercise them, or permit them to expire. A call buyer typically attempts to participate in potential price increases of the underlying security with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

          Index Options. Each Fund may buy and sell options on indices related to its investments (such as municipal bond or U.S. Treasury securities indices), and may enter into closing transactions with respect to such options. Options on indices would be used in a manner similar to the use of options on securities; however, upon the exercise of an index option, settlement occurs in cash rather than by delivery of an underlying security, with the exercising option holder receiving the difference between the closing level of the index upon which the option is based and the exercise price of the option.

          Options on Futures Contracts. Each Fund may buy and sell options on futures contracts and enter into closing transactions with respect to such options. Options on futures would be used in a manner similar to the use of options on securities. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise. The writer of the option is required upon exercise to assume an offsetting futures position at a specified exercise price at any time during the period of the option. When writing an option on a futures contract a Fund will be required to make margin payments as described below for futures contracts.

          Futures Contracts. Each Fund may purchase and sell futures contracts, including interest rate and index futures contracts, that are traded on a recognized U.S. exchange, board of trade or similar entity, or quoted on an automated quotation system. The Funds will engage in transactions in futures contracts solely for bona fide hedging purposes as described in the Prospectus.

          When a Fund purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When a Fund sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, upon entering into a futures contract, and to maintain an open position in futures contracts, a Fund would be required to deposit "initial margin" in a segregated account in the name of the executing futures commission merchant when the contract is entered into. The initial margin required for a particular futures contract is set by the exchange on which the contract is traded and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on initial margins that may range upward from less than 5% of the value of the contract being traded.

          If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss of the futures contract reaches a point at which the initial margin on deposit does not satisfy margin requirements, the broker will require the payment of "variation margin" to settle the change in value on a daily basis. If the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund. In computing daily net asset value, a Fund marks to market the current value of its open futures contracts. The Funds expect to earn interest income on their margin deposits.

          Futures contracts can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical securities and the same delivery date. If a Fund closes out an open futures contract by entering into an offsetting futures contract, and the offsetting purchase price is less than the original sale price, a Fund realizes a gain; if it is more, a Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If a Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

          The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a Fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

          A public market exists in futures contracts covering various fixed income securities (including long-term U.S. Treasury Bonds, ten-year U.S. Treasury Notes, Government National Mortgage Association modified pass-through mortgage-backed certificates, three-month U.S. Treasury Bills, and ninety-day commercial paper), as well as municipal bonds and related indices. Each Fund reserves the right to effect transactions in other securities and indices which may be developed in the future.

          Limitations on Futures and Options on Futures Transactions. Each Fund will engage in transactions in futures contracts and options thereon only for bona fide hedging and risk management purposes, in each case in accordance with the rules and regulations of the Commodity Futures Trading Commission, and not for speculation.

          A Fund will not enter into any futures contract or option on a futures contract if, as a result, the sum of initial margin deposits on futures contracts and related options and premiums paid for options on futures contracts the Fund has purchased, after taking into account unrealized profits and unrealized losses on such contracts, would exceed 5% of the Fund's total assets; provided, however, that in the case of an option which is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

          In addition to the above limitations, neither Fund will: (a) purchase or sell futures and options on futures or enter into closing transactions with respect thereto if, as a result thereof, the then current aggregate futures market prices and financial instruments required to be delivered under open futures contract sales plus the then current aggregate purchase price of financial instruments required to be purchased under open futures contract purchases would exceed 25% of the respective Fund's net assets (taken at market value at the time of entering into the contract and excluding the amount by which any of its options on futures are in-the-money); (b) the aggregate value of all premiums paid for put and call options purchased by the Fund would exceed 5% of the Fund's total assets (less the amount by which any such positions are in-the-money); or (c) the aggregate market value of all portfolio securities covering put and call options written by the Fund would exceed 25% of the Fund's total assets. The above limitations on the Funds' investments in futures contracts and options and the respective Fund's policies regarding futures contracts and options discussed elsewhere in this Statement of Additional Information are not fundamental policies of the Funds and may be changed by Heartland's Board of Directors as permitted by applicable regulatory authority.

          Combined Positions. The Funds may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one exercise price and buying a call option at a lower price, in order to reduce the risks of the written call option in the event of a substantial price increase. Because combined positions involve multiple trades, they may result in higher transaction costs and may be more difficult to open and close out.

          Risks in Options and Futures Transactions. Options and futures can be highly volatile investments and involve certain risks. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior, or market or interest rate trends. Successful hedging strategies require the ability to predict future movements in securities prices, interest rates, and other economic factors. There can be no assurance that price movements in hedging vehicles and in the underlying instruments will be directly correlated. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect prices of the underlying instruments the same way. Imperfect correlation may also result from different levels of demand in the options and futures markets and the markets for the underlying instruments, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts by an exchange. If price changes in a Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

          Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a Fund's current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures positions will not track the performance of the Fund's other investments. For example, even the use of an option or a futures contract on a municipal bond index may result in an imperfect correlation since the index generally will be composed of a much broader range of municipal obligations than the securities in which the Fund likely is to be invested. To the extent that a Fund's hedging vehicles do not match its current or anticipated investments, there is an increased risk that the options or futures positions will not track performance of the Fund's other investments. Moreover, the Funds may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases.

          Because of the low margin deposits required, futures trading involves a high degree of leverage. A relatively small price movement in futures contracts could result in an immediate and substantial gain or loss to a Fund. Therefore, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract by the Fund.

          There can be no assurance that a liquid secondary market will exist for any particular options or futures contracts at any particular time. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions and potentially require a Fund to continue to hold the position until delivery or expiration regardless of changes in its value. As a result, a Fund's access to other assets held to cover its options or futures positions could also be impaired.

          Federal Tax Treatment of Options, Futures Contracts, and Forward Foreign Exchange Contracts. The Funds may enter into certain options and futures contracts which may or may not be treated as Section 1256 contracts or straddles under the Internal Revenue Code. Transactions which are considered Section 1256 contracts will be considered to have been closed at the end of a Fund's fiscal year and any gains or losses will be recognized for tax purposes at that time. Generally, such gains or losses and gains or losses from the normal closing or settlement of such transactions will be characterized as 60% long-term capital gain or loss and 40% short-term capital gain or loss regardless of the holding period of the instrument. The Fund will be required to recognize net gains or losses on such transactions when determining the Fund's distribution requirements even though it may not have closed the transaction and received cash to pay such distribution.

          An options or futures contract may be considered a position in a straddle for tax purposes, in which case a loss on any position in the straddle may be subject to deferral to the extent of unrealized gain in an offsetting position.

          In order for a Fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income (i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or currencies). Options, futures and forward foreign exchange contracts entered into for an investment purpose are qualifying income.

          The Taxpayer Relief Act of 1997 (the "Act") imposed constructive sale treatment for federal income tax purposes on certain hedging strategies with respect to appreciated securities. Under these rules, taxpayers will recognize gain, but not loss, with respect to securities if they enter into short sales of "offsetting notional principal contracts" (as defined by the Act) or futures or "forward contracts" (as defined by the Act) with respect to the same or substantially identical property, or if they enter into such transactions and then acquire the same or substantially identical property. These changes generally apply to constructive sales after June 8, 1997. Furthermore, the Secretary of the Treasury is authorized to promulgate regulations that will treat as constructive sales certain transactions that have substantially the same effect as short sales, offsetting notional principal contracts, and futures or forward contracts to deliver the same or substantially similar property.

                      INVESTMENT RISKS AND CONSIDERATIONS

High-Yield (High-Risk) Securities

          General. The Funds may invest without limitation in non-investment grade debt obligations. Non-investment grade debt obligations, sometimes referred to as "junk bonds" (hereinafter referred to as "lower quality securities") include (a) bonds rated as low as C by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), or Fitch Investors Service, Inc. ("Fitch"), or CCC by Duff & Phelps, Inc. ("D&P"); (b) commercial paper rated as low as C by S&P, Not Prime by Moody's, or Fitch 4 by Fitch; and
(c) unrated debt obligations of comparable quality. Lower quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominately speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below. Refer to Appendix A attached to the Prospectus for a discussion of the securities ratings.

          Effect of Interest Rates and Economic Changes. The lower quality and comparable unrated security market is relatively new and its growth has paralleled a long economic expansion. As a result, it is not clear how this market may withstand a prolonged recession or economic downturn. Such conditions could severely disrupt the market for, and adversely affect the value of, such securities.

          All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower quality and comparable unrated securities tend to reflect individual issuer developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Lower quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher rated securities. As a result, they generally involve more credit risk than securities in the higher rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower quality and comparable unrated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by an issuer of the securities is significantly greater than issues of higher rated securities because such securities are generally unsecured and are often subordinated to their creditors. Further, if the issuer of a lower quality or comparable unrated security defaulted, a Fund might incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in a Fund's net asset value.

          As previously noted, the value of a lower quality or comparable unrated security generally will decrease in a rising interest rate market, and a Fund's net asset value will decline correspondingly. If a Fund experiences unexpected net redemptions in such a market, the Fund may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of lower-quality and comparable unrated securities (discussed below), a Fund may be forced to liquidate these securities at a substantial discount. Any such liquidation could force the Fund to sell the more liquid portion of its portfolio.

          Credit Ratings. Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower quality securities, and therefore may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in lower quality and comparable unrated obligations will be more dependent on Heartland Advisors' credit analysis than would be the case with investments in investment-grade debt obligations. Accordingly, Heartland's Board of Directors and Heartland Advisors monitor the issuers of junk bonds held in the Funds' portfolios to assess and determine whether the issuers will have sufficient cash flow to meet required principal and interest payments, and to assure the continued liquidity of such bonds so that the Fund can meet redemption requests.

          Liquidity and Valuation. A Fund may have difficulty disposing of certain lower quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower quality and comparable unrated securities, there is no established retail secondary market for many of these securities. The Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it generally is not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. As a result, a Fund's net asset value and ability to dispose of particular securities when necessary to meet the Fund's liquidity needs, or in response to a specific economic event, may be affected.

     The lack of a liquid secondary market for certain securities also may make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio. Market quotations are generally available on many lower quality and comparable unrated issues only from a limited number of dealers, and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower quality and comparable unrated securities, especially in a thinly-traded market.

     Legislation. From time to time, legislation designed to limit the use of certain lower-quality and comparable unrated securities by certain issuers may be adopted. It is anticipated that if legislation is enacted or proposed, it could have a material affect on the value of these securities and the existence of a secondary trading market for such securities.

Illiquid Securities

     The Funds may invest in illiquid securities (i.e., securities that are not readily marketable). However, a Fund may not acquire illiquid securities if, as a result, more than 15% of the value of the Fund's net assets would be invested in such securities.


    Heartland's Board of Directors has the ultimate authority to determine which securities are illiquid for purposes of this limitation. Certain securities exempt from registration or issued in transactions exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"), such as securities that may be resold to institutional investors under Rule 144A under the Securities Act, may be considered by Heartland Advisors to be liquid under guidelines adopted by Heartland's Board of Directors. The Board of Directors has determined that private placement notes issued pursuant to Section 4(2) of the Securities Act of 1933 generally are readily marketable even though they are subject to certain legal restrictions on resale. As such, they are not treated as being subject to the limitation on illiquid securities.

    Heartland's Board of Directors has delegated to Heartland Advisors the day-to-day determination of the liquidity of a security, although the Board has retained oversight and ultimate responsibility for such determination. Factors to be considered include: (a) the frequency of trades or quotes for a security;
(b) the number of dealers willing to purchase and sell the security and the number of potential buyers; (c) the willingness of dealers to undertake to make a market in the security; and (d) the nature of the security and the nature of the marketplace trades, such as the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer. Heartland Advisors may determine 4(2) commercial paper to be liquid if: (x) the 4(2) commercial paper is not traded flat or in default as to principal and interest; (y) the 4(2) commercial paper is rated in one of the two highest rating categories by at least two nationally rated statistical rating organization ("NRSRO"), or, if rated by only one NRSRO, so rated by that NRSRO, or, if unrated, is determined by Heartland Advisors to be of comparable quality; and (z) such determination is made after consideration of the trading market for the specific security, including the factors listed above.

     Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, a Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security. The Funds may invest without limitation in restricted securities that are eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, provided that such securities have been determined to be liquid pursuant to the guidelines adopted by the Board of Directors.


Portfolio Turnover

     Portfolio turnover for each Fund is the ratio of the lesser of annual purchases or sales of portfolio securities by the Fund to the average monthly value of portfolio securities owned by the Fund, not including securities maturing in less than 12 months. A 100% portfolio turnover rate would occur, for example, if the lesser of the value of purchases or sales of a Fund's portfolio securities for a particular year were equal to the average monthly value of the portfolio securities owned by the Fund during the year. For the fiscal year ended December 31, 1997, the portfolio turnover rates for the Short Duration High-Yield Municipal and High-Yield Municipal Bond Funds were 175% and 439%, respectively. The high turnover rates were attributable to trading activity associated with relatively smaller positions acquired in connection with portfolio diversification requirements being replaced by larger positions during a period of rapid asset growth. This trend would be expected to continue should assets in the Funds continue to grow at a rapid rate.

                            INVESTMENT RESTRICTIONS

     Each Fund has adopted investment restrictions and fundamental policies which cannot be changed without the approval of the holders of the lesser of (i) a majority of the outstanding shares of the Fund or (ii) 67% of the shares represented at a meeting of shareholders at which the holders of 50% or more of the outstanding shares of the Fund are represented. Each Fund's investment objective and its operating policies are subject to change by Heartland's Board of Directors without shareholder approval. However, neither Fund will change materially any operating policy without notice to shareholders. Any investment restriction which involves a maximum percentage of securities or assets will not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowing by, a Fund.

Fundamental Restrictions

     The fundamental investment restrictions and policies of each Fund provide that such Fund may not:

     (1) With respect to 75% of the Fund's total assets, invest more than 5% of the fair market value of its assets in securities of any one issuer, other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities;

     (2) Invest in an issuer to get control or manage it, or, with respect to 75% of the Fund's total assets, purchase more than 10% of the outstanding voting securities of an issuer;

     (3) Invest more than 25% of its total assets, based on current market value at the time of purchase, in securities of issuers in any single industry or sector; provided that there shall be no such limitation on the purchase of municipal obligations and securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

     (4) Buy or sell real estate or oil and gas interests or leases, but this shall not prevent the Fund from investing in securities secured by real estate or real estate interests or issued by companies, including real estate investment trusts, that invest in real estate or real estate interests or whose business involves the purchase or sale of real estate.

     (5) Borrow money or property, except from banks for temporary purposes or in connection with otherwise permissible leverage activities, and then only in an amount not in excess of one-third of the value of the Fund's total assets. For purposes of this restriction, collateralized repurchase agreements, when issued and delayed-delivery securities are not considered borrowings.

     (6) Mortgage, hypothecate, or pledge any of its assets as security for any of its obligations, except as required for otherwise permissible borrowings, including reverse repurchase agreements, when issued and delayed-delivery securities, futures, options and other hedging activities.

     (7) Make loans, except that it may: (i) acquire publicly distributed bonds, debentures, notes and other debt securities; and (ii) enter into repurchase agreements.

     (8) Underwrite the securities of other issuers, although it may invest in companies that engage in such businesses if it does so in accordance with policies established by Heartland's Board of Directors, and except where it might technically be deemed to be an underwriter for purposes of the Securities Act of 1933 upon the disposition of certain securities.

     (9) Purchase a security if, as a result, more than 15% of the value of the Fund's total assets would be invested in: (a) securities that are not readily marketable or that would require registration under the Securities Act of 1933, as amended, upon disposition; and (b) repurchase agreements which do not provide for payment within 7 days.

    (10) Issue senior securities, as defined in the Investment Company Act of 1940 (the "1940 Act"), except that this restriction shall not be deemed to prohibit the Fund from making any otherwise permissible borrowings, mortgages or pledges, reverse repurchase agreements, when issued and delayed-delivery securities, or hedging activities.

     (11) Invest in commodities, but the Fund may purchase or sell futures contracts, options on futures, and options.

Non-Fundamental Restrictions

     In accordance with the following non-fundamental policies, which may be changed without shareholder approval, neither Fund may:

     (1) Invest in securities of other investment companies except as permitted by the 1940 Act or as part of a merger, consolidation, acquisition of assets, or similar reorganization transaction.

     (2) Purchase warrants (other than those that have been acquired in units or attached to other securities).

     (3) Purchase or retain the securities of any issuer if the officers, directors, advisors or managers of the Fund owning beneficially more than one-half of one percent (0.5 of 1%) of the securities of such issuer together own beneficially 5% of such securities; provided no officer or director shall be deemed to own beneficially securities held in other accounts managed by such person or held in employee or similar plans for which such person acts as trustee.

     (4) Purchase securities on margin or effect short sales of securities, except that the Fund may obtain short-term credit necessary for the clearance of purchases and sales of its portfolio securities, and except as required in connection with permissible options and futures activities as described elsewhere in the Prospectus and Statement of Additional Information.

     (5) Borrow money or property, except from banks for temporary purposes or in connection with otherwise permissible leverage activities, and then only in an amount not in excess of ten percent (10%) of the value of the Fund's total assets. For purposes of this restriction, collateralized repurchase agreements, when issued and delayed-delivery securities are not considered borrowings.

     For the Funds' limitations on futures and options transactions, see "Investment Policies and Methods - Limitations on Futures and Options Transactions."

                                  MANAGEMENT

     The Board of Directors of Heartland provides broad supervision over the affairs of each Fund, and the officers are responsible for its operations. The Directors and officers are listed below, together with their principal occupations during the past five years. Subject to the direction of the Board of Directors, Heartland Advisors is responsible for investment management of the assets of each Fund. Although each Fund is offering only its own shares, it is possible that one Fund might become liable for any misstatement in the Prospectus about another Fund. The Board of Directors has considered this factor in approving the use of a single combined prospectus.

                                                                                 Principal Occupation
Name and Address                        Position with Heartland                 During Past Five Years
----------------                        -----------------------                 ----------------------
William J. Nasgovitz                   President and Director*             President and Director Heartland
790 North Milwaukee Street                                                 Advisors, Inc., since 1982; Senior
Milwaukee, WI  53202                                                       Vice President Investments, Dain
                                                                           Bosworth Incorporated from 1988 to
                                                                           June 1992; Director of Capital
                                                                           Investments, Inc., since 1989 (small
                                                                           business investment company).

Willard H. Davidson                    Director                            Financial and business consultant
3726 North Lake Drive                                                      since 1984; prior thereto, Chairman
Milwaukee, WI  53211                                                       and a Director, Marine Corporation (a
                                                                           bank holding company) and Marine Bank,
                                                                           N.A.

Hugh F. Denison                        Director*                           Vice President, Heartland Advisors,
790 North Milwaukee Street                                                 Inc., since 1988.  Director, Heartland
Milwaukee, WI  53202                                                       Advisors, Inc., 1988 through 1996.

Jon D. Hammes                          Director                            President, The Hammes Company, since
Suite 305                                                                  1991; prior thereto, Managing Partner,
18000 West Sarah Lane                                                      Trammell, Crow Co.
Brookfield, WI  53045

                                                                                 Principal Occupation
Name and Address                        Position with Heartland                 During Past Five Years
----------------                        -----------------------                 ----------------------
Patrick J. Retzer                      Vice President, Treasurer and       Senior Vice President and Treasurer,
790 North Milwaukee Street             Director*                           Heartland Advisors, Inc. since 1987;
Milwaukee, WI  53202                                                       Director of Heartland Advisors, Inc.
                                                                           since 1988.

A. Gary Shilling                       Director                            President, A. Gary Shilling & Company,
500 Morris Avenue                                                          Inc. (economic consultants and
Springfield, NJ  07081-1020                                                investment advisors), since 1978.

Linda F. Stephenson                    Director                            President and Chief Executive Officer,
100 East Wisconsin Avenue                                                  Zigman Joseph Stephenson (a public
Milwaukee, WI  53202                                                       relations and marketing communications
                                                                           firm) since 1989.

Jilaine Hummel Bauer                   Vice President                      Senior Vice President, Heartland
790 North Milwaukee Street                                                 Advisors, Inc., since January 1998;
Milwaukee,  WI  53202                                                      Senior Vice President, Stein Roe &
                                                                           Farnham Incorporated, 1992 through
                                                                           1997.

Paul T. Beste                          Vice President and Principal        Investment Operations Officer,
790 North Milwaukee Street             Accounting Officer                  Heartland Advisors, Inc. since 1997;
Milwaukee, WI  53202                                                       Director of Taxes/Compliance, Strong
                                                                           Capital Management, Inc., 1992 to June
                                                                           1997.

Kenneth J. Della                       Vice President                      Chief Financial Officer, Heartland
790 North Milwaukee Street                                                 Advisors, Inc. since July 1995.
Milwaukee,  WI  53202                                                      Employed by Heartland Advisors, Inc.
                                                                           since May 1992.

Lois Schmatzhagen                      Secretary                           Secretary, Heartland Advisors, Inc.
790 North Milwaukee Street                                                 since 1988.
Milwaukee, WI  53202

___________________

     *Directors who are "Interested Persons" (as defined in the 1940 Act) of Heartland Advisors.

     Heartland pays the compensation of the four Directors who are not officers, directors or employees of Heartland Advisors. The following compensation was paid to those Directors for their services during the fiscal year ended December 31, 1997:


                                                                                                 Total Compensation
                                    Aggregate                               Estimated Actual       from Heartland
                                Compensation from        Pension or          Benefits Upon            and Fund
     Director                       Heartland       Retirement Benefits        Retirement             Complex
     --------                   -----------------   -------------------     ----------------     ------------------
Willard H. Davidson                 $16,000               None                   None                 $16,000

Jon D. Hammes                       $16,000               None                   None                 $16,000

A. Gary Shilling                    $16,000               None                   None                 $16,000

Linda F. Stephenson                 $16,000               None                   None                 $16,000

              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     As of March 31, 1998, the Directors and officers of Heartland Group, Inc. as a group (9 persons) owned less than 1% of the outstanding shares of the Short Duration High-Yield Municipal Fund and 2.1% of the High-Yield Municipal Bond Fund. As of such date, no person was known to management to own, beneficially or of record, 5% or more of the outstanding shares of any of the Funds, except that: Charles Schwab & Co., Inc., ATTN: Mutual Funds, 101 Montgomery Street, San Francisco, CA 94104-4122 held of record 3,479,616 shares (or 25.4%) of the Short Duration High-Yield Municipal Fund and 1,534,141 shares (or 32.5%) of the High-Yield Municipal Bond Fund; and 32nd and Thunderbird LLC, 9440 Santa Monica Blvd., Suite 706, Beverly Hills, CA 90210-4609 beneficially held 282,065 shares (or 6.0%) of the High-Yield Municipal Bond Fund.

                            THE INVESTMENT ADVISOR

     Each Fund is managed by Heartland Advisors, pursuant to an Investment Advisory Agreement (the "Agreement"). The Agreement was approved most recently on behalf of the Funds by the Board of Directors, including a majority of the Directors who are not interested persons of the Fund or of Heartland Advisors, on July 15, 1997. Heartland Advisors also serves as distributor for the Funds.


     Heartland Advisors is controlled by William J. Nasgovitz, a Director and the President of Heartland, by virtue of his ownership of a majority of its outstanding capital stock. In addition to serving as Advisor to the Funds, Heartland Advisors also serves as the distributor for the shares of each Fund. Heartland Advisors, founded in 1982, serves as the investment adviser for the Heartland Small Cap Contrarian, Value, Mid Cap Value, Large Cap Value, Value Plus, U.S. Government Securities and Wisconsin Tax Free Funds, seven additional series of Heartland, and also provides investment management services for individuals, and institutional accounts, such as pension funds and profit-sharing plans. As of March 31, 1998 Heartland Advisors had approximately $4.5 billion in assets under management.

Mr. Nasgovitz intends to retain control of Heartland Advisors through the continued ownership of a majority of its outstanding voting stock.

     Heartland Advisors provides each Fund with overall investment advisory and administrative services. Subject to such policies as the Board of Directors may determine, Heartland Advisors makes investment decisions on behalf of each Fund, makes available research and statistical data in connection therewith, and supervises the acquisition and disposition of investments by each Fund, including the selection of broker-dealers to carry out portfolio and hedging transactions. Heartland Advisors will permit any of its officers or employees to serve without compensation from the Funds as directors or officers of Heartland if elected to such positions.

     Heartland Advisors bears all of its own expenses in providing services under the Agreement and pays all salaries, fees, and expenses of the officers and directors of Heartland who are affiliated with Heartland Advisors. Each Fund bears all its other expenses including, but not limited to, necessary office space, telephone and other communications facilities and personnel competent to perform administrative, clerical and shareholder relations functions; a pro rata portion of salary, fees, and expenses (including legal fees) of those directors, officers, and employees of Heartland who are not officers, directors, or employees of Heartland Advisors; interest expenses; fees and expenses of the Custodian, Agent, and Dividend Disbursing Agent; fees of shareholder recordkeeping agents; taxes and governmental fees; brokerage commissions and other expenses incurred in acquiring or disposing of portfolio securities, expenses of registering and qualifying shares for sale with the Securities and Exchange Commission and with various state securities commissions; accounting and legal costs; insurance premiums; expenses of maintaining the Fund's legal existence and of shareholder meetings; expenses of preparation and distribution to existing shareholders of reports, proxies, and prospectuses; and fees and expenses of membership in industry organizations.

     The Heartland Short Duration High-Yield Municipal Fund pays Heartland Advisors an annual fee for its advisory services at the rate of 0.40 of 1% of the Fund's average daily net assets. The advisory fee for the Heartland High-Yield Municipal Bond Fund is 0.60 of 1% of the Fund's average daily net assets. The advisory fees for the Funds are payable in monthly installments. Heartland Advisors has voluntarily agreed to certain fee waivers and expense reimbursements as further discussed in the Funds' Prospectus.

For the period from January 2, 1997 (commencement of the Funds' operations) to December 31, 1997, the Short Duration High-Yield Municipal and High-Yield Municipal Bond Funds paid no advisory fees. During the period, advisory fees provided under the Short Duration High-Yield Municipal and High-Yield Municipal Bond Funds' Agreements totaled $214,608 and $82,569, respectively, but Heartland Advisors voluntarily waived all of these fees during the period.

     The Agreement will continue in effect from year to year, as long as it is approved at least annually by the Board of Directors or by a vote of the outstanding voting securities of the appropriate Fund and in either case by a majority of the Directors who are not parties to the Agreement or interested persons of any such party. The Agreement terminates automatically if it is assigned and may be terminated without penalty by either party on not more than 60 nor less than 30 days' notice. The Agreement provides that neither Heartland Advisors nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Agreement.

                            PERFORMANCE INFORMATION

General

     From time to time the Funds may advertise their "yield" and "total return." Yield is based on historical earnings and total return is based on historical distributions; neither is intended to indicate future performance. The "yield" of a Fund refers to the income generated by an investment in that Fund over a one-month period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during the month is assumed to be generated each month over a twelve-month period and is shown as a percentage of the investment. "Total return" of the Funds refers to the annual average return for 1, 5, and 10-year periods (or the portion thereof during which a Fund has been in existence). Total return is the change in redemption value of shares purchased with an initial $1,000 investment, assuming the reinvestment of dividends and capital gain distributions and the redemption of the shares at the end of the period.

     Performance information should be considered in light of the particular Fund's investment objectives and policies, characteristics and quality of its portfolio securities, and the market conditions during the applicable period, and should not be considered as a representation of what may be achieved in the future. Investors should consider these factors and possible differences in the methods used in calculating performance information when comparing a Fund's performance to performance figures published for other investment vehicles.

Total Return

     Average annual total return is computed by finding the average annual compounded rates of return over the 1, 5, and 10-year periods (or the portion thereof during which a Fund has been in existence) ended on the date of the respective Fund's balance sheet that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                P(1+T)/n/ = ERV
     Where:

          P = a hypothetical initial payment of $1,000;

          T = average annual total return;

          n = number of years; and

        ERV = ending redeemable value for a hypothetical $1,000 payment made at the beginning of the 1, 5 and 10-year periods at the end of the 1, 5 and 10-year period (or fractional portion thereof).

     In some circumstances a Fund may advertise its total return for a 1, 2, or 3-year period, or the total return since the Fund commenced operations. In such circumstances the Fund will adjust the values used in computing return to correspond to the length of the period for which the information is provided.

     Average annual total return since inception on January 2, 1997 through December 31, 1997 was 7.44% for the Short Duration High-Yield Municipal Fund and 11.67% for the High-Yield Municipal Bond Fund.

Yield

     Yield quotations are based on a 30-day (or one-month) period, and are computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                                       a-b
                            Yield = 2[(---+1)/6/-1]
                                        cd
     Where:

          a = dividends and interest earned during the period;

          b = expenses accrued for the period (net of reimbursements);

          c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period.

     Taxable equivalent yield is computed by dividing that portion of the yield of a Fund (as computed above) which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield of such Fund that is not tax-exempt.

     The yield for the 30 days ended December 31, 1997 was 5.56% for the Short Duration High-Yield Municipal Fund and 6.33% for the High-Yield Municipal Bond Fund, and the taxable equivalent yield based on a 39.6% federal tax rate was 9.20% and 10.48%, respectively. When advertising yield, a Fund will not advertise a one-month or a 30-day period which ends more than 45 days before the date on which the advertisement is published.

     Each Fund may, from time to time, compare its performance to other mutual funds with similar investment objectives and to the industry as a whole, as quoted by ranking services and publications, such as Lipper Analytical Services, Inc., Morningstar, Inc., CDA Technologies, Forbes, Fortune, Money, Business Week, Value Line, Inc. and The Wall Street Journal. These rating services and magazines rank the performance of the Funds against all funds over specified periods and in specified categories. In general, the Heartland Short Duration High-Yield Municipal Fund would appear in the short-term or high yield municipal debt funds category, and the Heartland High-Yield Municipal Bond Fund would appear in the intermediate-term or high yield municipal debt funds category. Each Fund also may compare its performance to recognized bond market indices, such as the Lehman Brothers Municipal Non-Investment Grade Bond Index.

                  DETERMINATION OF NET ASSET VALUE PER SHARE

     Each Fund's shares are sold at their next determined net asset value per share. Each Fund determines the net asset value per share by subtracting the Fund's liabilities (including accrued expenses and dividends payable) from the Fund's total assets (the value of the securities a Fund holds plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of shares outstanding.

     The next determined net asset value per share will be calculated as of the close of regular trading on the New York Stock Exchange at least once every weekday, Monday through Friday, except on (i) customary national business holidays which result in the closing of the New York Stock Exchange which are New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas; (ii) days when no security is tendered for redemption and no customer order is received; or (iii) days when changes in the value of the investment company's portfolio securities do not affect the current net asset value of the Fund's redeemable securities. Portfolio securities which are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or, lacking any sales, at the latest bid price. Each over-the-counter security for which the last sale price on the day of valuation is available from NASDAQ and falls within the range of the latest bid and asked quotations is valued at that price. All other securities traded in the over-the-counter market are valued at the most recent bid prices as obtained from one or more dealers that make markets in the securities. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market.

     Securities and other assets for which quotations are not readily available will be valued at their fair value as determined by the Board of Directors.

                            DISTRIBUTION OF SHARES

     Heartland Advisors, each Fund's investment advisor, also acts as the distributor of the shares of each Fund. Heartland Advisors has agreed to use its "best-efforts" to distribute each Fund's shares, but has not committed to purchase or sell any specific number of shares. The Distribution Agreement for the Funds is renewable annually by the vote of the directors at a meeting called for such purpose and may be terminated upon 60 days' written notice by either party. The Distribution Agreement will automatically terminate in the event of its assignment. Under the Agreement, Heartland Advisors will pay for the costs and expenses of preparing, printing and distributing materials not prepared by the Fund and used by Heartland Advisors in connection with its offering of shares for sale to the public, including the additional costs of printing copies of the prospectus and of annual and interim reports to shareholders other than copies required for distribution to shareholders or for filing under the federal securities laws, and any expenses of advertising incurred by Heartland Advisors in connection with the offering of the shares.

                               DISTRIBUTION PLAN

     Each Fund has adopted a Distribution Plan, which is described in the Prospectus (see "The Distribution Plan"). Under the Plan, Heartland Advisors provides the Directors for their review promptly after the end of each quarter a written report setting forth all amounts expended under the Plan, including all amounts paid to dealers as distribution or service fees. In approving the Plan in accordance with the requirements of Rule 12b-1, the Directors considered various factors, including the amount of the distribution fee. The Directors determined that there is a reasonable likelihood that the Plan will benefit each Fund and its shareholders.

     The Plan may be terminated with respect to either Fund by vote of a majority of the Directors who are not interested persons, or by vote of a majority of the outstanding voting securities of the Fund. Any change in the Plan that would materially increase the distribution cost to a Fund requires shareholder approval; otherwise, it may be amended by the Directors, including a majority of the Directors who are not interested persons, by vote cast in person at a meeting called for the purpose of voting upon such amendment. So long as a Distribution Plan is in effect, the selection or nomination of the Directors who are not interested persons is committed to the discretion of such Directors.

     The Distribution Plan of a Fund may be terminated with respect to either Fund by the Directors at any time on 60 days written notice without payment of any penalty by Heartland Advisors, by vote of a majority of the outstanding voting securities of the Fund, or by vote of a majority of the Directors who are not interested persons.

     The Distribution Plan will continue in effect for successive one-year periods with respect to a Fund, if not sooner terminated in accordance with its terms, provided that each such continuance is specifically approved by the vote of the Directors, including a majority of the Directors who are not interested persons.

     For the period from January 2, 1997 (commencement of the Funds' operations) to December 31, 1997, the Short Duration High-Yield Municipal and High-Yield Municipal Bond Funds paid no fees under their respective plans. During the period, fees provided in the Short Duration High-Yield Municipal and High-Yield Municipal Bond Funds' Plans totaled $134,130 and $34,401, respectively, but Heartland Advisors voluntarily waived all of these fees during the period.

                                  TAX STATUS

     The information in this section supplements that in the Prospectus (see "Dividends, Capital Gains Distributions And Taxes").

     Each series of a series company, such as Heartland, is treated as a single entity for federal income tax purposes, so that the net realized capital gains and losses of one series are not combined with those of another series in the same company.

     Gain or loss on the sale of securities held by a Fund for more than eighteen months will generally be long-term capital gain or loss. Gains and losses on the sale of securities held by a Fund for more than one year, but not more than eighteen months, are classified as 28% gain or loss, also known as "mid-term gains or losses." Gain or loss on the sale of securities held for one year or less will be short-term capital gain or loss.

     If a shareholder exchanges shares of one Fund for shares of another Fund, the shareholder will recognize gain or loss for federal income tax purposes. That gain or loss will be measured by the difference between the shareholder's basis in the shares exchanged and the value of the shares acquired.

     It is possible that each Fund's income dividends may, to the extent such dividends consist of interest from obligations of the U.S. Government and certain of its agencies and instrumentalities, be exempt from all state and local income taxes, although subject to federal tax. Each Fund intends to advise shareholders of the proportion of its dividends which consist of such interest. Shareholders are urged to consult their tax advisers regarding the possible exclusion of such portion of their dividends for state and local income tax purposes.

                             DESCRIPTION OF SHARES

     In the interest of economy and convenience, certificates representing shares purchased are not ordinarily issued. However, such purchases are confirmed to the investor and credited to their accounts on the books maintained by Firstar Trust Company (the "Agent"), Milwaukee, Wisconsin. The investor will have the same rights of ownership with respect to such shares as if certificates had been issued. Investors may receive a certificate representing whole shares by specifically requesting one by letter to the Agent. If a stock certificate is requested, it will not be sent for at least 14 days. The Directors require payment of any lost instrument bond premiums or federal and state taxes due in connection with the replacement of certificates and may require a fee for each new stock certificate that is issued by the Fund not connected with the purchase of new shares.

     Shareholders have the right to vote on the election of directors at each meeting of shareholders at which directors are to be elected and on other matters as provided by law or the Articles of Incorporation or Bylaws of Heartland. Heartland's Bylaws do not require that meetings of shareholders be held annually. However, special meetings of shareholders may be called for purposes such as electing or removing directors, changing fundamental policies, or approving investment advisory contracts. Shareholders of each series of a series company, such as Heartland, vote together with each share of each series in the company on matters affecting all series (such as election of directors), with each share entitled to a single vote. On matters affecting only one series (such as a change in that series' fundamental investment restrictions), only the shareholders of that series are entitled to vote. On matters relating to all the series but affecting the series differently (such as a new Investment Advisory Agreement), separate votes by series are required.

                            PORTFOLIO TRANSACTIONS

     The information in this section supplements the information in the Prospectus under "Portfolio Transactions."

     Allocation of the portfolio brokerage transactions, including their frequency, to various dealers is determined by Heartland Advisors in its best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt and efficient execution of orders in an effective manner at the most favorable price. Subject to this consideration, dealers who provide supplemental investment research, statistical or other services to Heartland Advisors may receive orders for transactions by the Funds. Information so received will enable Heartland Advisors to supplement its own research and analysis with the views and information of other securities firms, and may be used for the benefit of clients of Heartland Advisors other than one of the Funds. Research services may include advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Some broker-dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions by Heartland Advisors' clients, including the Funds. In addition, some broker-dealers may supply research from third party service providers in consideration of their receipt of brokerage commissions from transactions allocated by Heartland Advisors. Each Fund may also consider sales of its own shares as a factor in the selection of broker-dealers to execute portfolio transactions, subject to the policy of obtaining best price and execution.

     For particular transactions, the Funds may pay higher commissions to brokers (other than Heartland Advisors) than might be charged if a different broker had been selected, if, in Heartland Advisor's opinion, this policy furthers the objective of obtaining best price and execution. The allocation of orders among brokers and the commission rates paid will be reviewed periodically by Heartland's Board of Directors.

     Subject to the above considerations, Heartland Advisors may itself effect portfolio transactions as a broker for the Funds. The commissions, fees, or other remuneration received by Heartland Advisors must be reasonable and fair compared to the commissions, fees, or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities or commodities exchange, or on the National Association of Securities Dealers Automated Quotation System during a comparable period of time. This standard would allow Heartland Advisors to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arms'-length transaction. Furthermore, the Board of Directors, including a majority of the directors who are not interested persons, have adopted procedures which are reasonably designed to provide that any commissions, fees, or other remuneration paid to Heartland Advisors are consistent with the foregoing standard. Brokerage transactions with Heartland Advisors are also subject to such fiduciary standards as may be imposed upon Heartland Advisors by applicable law.

     The Funds will not deal with Heartland Advisors in any transaction in which Heartland Advisors acts as a principal. However, Heartland Advisors may serve as broker to a Fund in over-the-counter transactions conducted on an agency basis. Pursuant to plans adopted by Heartland's Board of Directors for each of the Funds under, and subject to, the provisions of Rule 10f-3 under the Investment Company Act of 1940, the Funds may purchase securities in an offering from an underwriter which is a member of an underwriting syndicate of which Heartland Advisors is also a member. The plans and Rule 10F-3 limit the securities that may be so purchased, the time and manner of purchase, the underwriting discount and amount of purchase, and require a review by the Board of Directors of any such transactions at least quarterly. For the period January 2, 1997 (commencement of the Funds' operations) to December 31, 1997, the Short Duration High-Yield Municipal and High-Yield Municipal Bond Funds paid $13,133 and $6,730, respectively, in brokerage commissions.

             CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

     Firstar Trust Company acts as Custodian of each Fund's investments, and acts as Transfer and Dividend Disbursing Agent (the "Custodian" and the "Agent", respectively). Its address is Mutual Funds Services, 3rd Floor, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.

                  COUNSEL AND INDEPENDENT PUBLIC ACCOUNTANTS

     Quarles & Brady serves as legal counsel for the Funds. Price Waterhouse LLP, serve as independent public accountants for the Funds.

                             FINANCIAL STATEMENTS

The financial statements and related report of Price Waterhouse LLP, independent public accountants, contained in the Annual Report to Shareholders of the Funds for the period from January 2, 1997 (commencement of the Funds' operations) through December 31, 1997 are hereby incorporated by reference. Copies of the Annual Report may be obtained without charge by writing to Heartland Advisors, Inc. 790 North Milwaukee Street, Milwaukee, WI 53202, or by calling 1-800-432-7856 or (414) 289-7000.

                                   FORM N-1A

                             CROSS-REFERENCE SHEET

                      TO POST-EFFECTIVE AMENDMENT NO. 34

                      __________________________________


                       HEARTLAND WISCONSIN TAX FREE FUND


Form N-1A
Item No.                                                 Prospectus Heading
-------                                                  ------------------
            PART A

1.        Cover Page...................................  Cover Page

2.        Synopsis.....................................  Fund Expenses

3.        Condensed Financial
          Information..................................  Financial Highlights

4.        General Description of
          Registrant...................................  Description of Fund Shares; Investment Objectives
                                                         and Policies;  Appendix A - Asset Composition

5.        Management of the Fund.......................  The Fund and the Heartland Organization; How
                                                         to Buy Shares; Net Asset Value Calculation;
                                                         Portfolio Transactions

5A.       Management's Discussion
          of Fund Performance..........................  Not applicable.  See Annual Report

6.        Capital Stock and Other
          Securities...................................  Description of Fund Shares; Dividends,
                                                         Capital Gains Distributions and Taxes;
                                                         Shareholder Services

7.        Purchase of Securities Being
          Offered......................................  How to Buy Shares; Net Asset Value Calculation;
                                                         How to Redeem Shares

8.        Redemption or Repurchase.....................  How to Redeem Shares

9.        Pending Legal Proceedings....................  None

             PART B
10.       Cover Page...................................  Cover Page

11.       Table of Contents............................  Cover Page

12.       General Information and
          History......................................  Introduction to the Heartland Funds

13.       Investment Objectives and
          Policies.....................................  Investment Objective and Policies; Investment
                                                         Restrictions;  Appendix A - Securities Ratings

14.       Management of the Fund.......................  Management

15.       Control Persons and Principal
          Holders of Securities........................  Control Persons and Principal Holders of Securities

16.       Investment Advisory and
          Other Services...............................  The Investment Advisor

17.       Brokerage Allocation.........................  Portfolio Transactions

18.       Capital Stock and Other
          Securities...................................  Description of Shares

19.       Purchase, Redemption and
          Pricing of Securities
          Being Offered................................  Determination of Net Asset Value Per Share

20.       Tax Status...................................  Tax Status

21.       Underwriters.................................  Distribution of Shares

22.       Calculation of Performance
          Data.........................................  Performance Information

23.       Financial Statements.........................  Financial  Statements

                       HEARTLAND WISCONSIN TAX FREE FUND

                                  Prospectus


                                 May 1, 1998

________________________________________________________________________________

INVESTMENT SUMMARY

The Heartland Wisconsin Tax Free Fund's investment objective is to provide investors with a high level of current income that is exempt from federal income tax and Wisconsin personal income tax.

The Heartland Wisconsin Tax Free Fund (the "Fund") is a separate non-diversified mutual fund portfolio of Heartland Group, Inc. ("Heartland"). This Prospectus contains information you should know about the Fund before you invest. Please keep it for reference. A Statement of Additional Information for the Fund (dated May 1, 1998) has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus. It is available at no charge by calling the Fund's investment advisor and distributor, Heartland Advisors, Inc. ("Heartland Advisors"), at 1-800-432-7856 or (414) 289-7000.

________________________________________________________________________________

LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

________________________________________________________________________________

TABLE OF CONTENTS

Fund Expenses....................................................   3

Financial Highlights.............................................   4

Investment Objective and Policies................................   5

How to Buy Shares................................................  13

Shareholder Services.............................................  16

Dividends, Capital Gains Distributions and Taxes.................  18

The Fund and the Heartland Organization..........................  20

Net Asset Value Calculation......................................  21

Description of Fund Shares.......................................  21

Portfolio Transactions...........................................  22

Performance Information..........................................  22

How to Redeem Shares.............................................  23

Appendix A--Asset Composition....................................  27

FUND EXPENSES

The expense summary format below was developed for use by all mutual funds to help you make your investment decisions. Of course, you should consider this expense information along with other important information, including the Fund's investment objective and performance.

SHAREHOLDER TRANSACTION EXPENSES
    Maximum sales load imposed on purchases       None
    Sales load imposed on reinvested dividends    None


    Redemption fees/(1)/                          None
    Exchange fees                                 None

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)
    Management fees                               .65%
    Rule 12b-1 distribution plan fees             None
    Other expenses                                .16%


    TOTAL FUND OPERATING EXPENSES/(2)/            .81%


(1) The Agent charges a wire fee for the return of redemption proceeds requested by wire transfer. The fee is currently $12. See "How to Redeem Shares."


(2) The Fund has entered into arrangements with its custodian and transfer agent whereby interest earned on uninvested cash balances is used to reduce custodian and transfer agent expenses. The ratio does not include fees paid indirectly. If the Fund did not have fees paid indirectly, the total fund operating expenses would have been .82%.

EXAMPLE


You would pay the following expenses on a $1,000 investment, assuming: (1) 5% annual return; and (2) redemption at the end of each time period in the Fund:

    One year                                      $  8
    Three years                                   $ 26
    Five years                                    $ 45
    Ten years                                     $100

The purpose of this expense information is to assist you in understanding the various costs and expenses that you would bear directly or indirectly as an investor in the Fund. More detailed information concerning these expenses is set forth in the sections of this Prospectus entitled "How To Buy Shares" and "The Fund and The Heartland Organization."

THE ABOVE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS


The following Financial Highlights table has been examined by Price Waterhouse LLP, independent public accountants, with respect to the fiscal year ended December 31, 1997, whose report on the financial statements of the Fund for the fiscal year ended December 31, 1997 is included in the Fund's Annual Report to Shareholders for such period and is incorporated by reference into the Statement of Additional Information. The Financial Highlights table for the Fund has been examined by Arthur Andersen LLP, independent public accountants, with respect to the fiscal years ended December 31, 1992, December 31, 1993, December 31, 1994, December 31, 1995 and December 31, 1996. The table should be read in conjunction with the audited financial statements and related notes appearing in the Annual Report. Additional information about the Fund's performance is contained in the Annual Report, which may be obtained without charge by writing or calling Heartland Advisors.


FINANCIAL HIGHLIGHTS

                                                                                  WISCONSIN TAX FREE FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                                              FOR THE YEAR ENDED DECEMBER 31,     APRIL 4, 1992/(1)/
                                                                                                                        THROUGH
                                                       1997           1996           1995         1994        1993    DEC. 31, 1992
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net asset value, beginning of period........     $  10.16       $  10.30       $   9.21     $  10.38    $   9.85   $   9.70
Income (loss) from investment operations:
   Net investment income....................         0.52           0.51           0.51         0.51        0.49       0.37
   Net realized and unrealized gains
     (losses) on investments................         0.28          (0.14)          1.09        (1.17)       0.55       0.15
                                                 --------       --------       --------     --------    --------   --------
     Total income (loss) from investment
       operations...........................         0.80           0.37           1.60        (0.66)       1.04       0.52
Less distributions from:
   Net investment income....................        (0.52)         (0.51)         (0.51)       (0.51)      (0.49)     (0.37)
   Net realized gains on investments........           --             --             --           --       (0.02)        --
                                                 --------       --------       --------     --------    --------   --------
     Total distributions....................        (0.52)         (0.51)         (0.51)       (0.51)      (0.51)     (0.37)
                                                 --------       --------       --------     --------    --------   --------
Net asset value, end of period..............     $  10.44       $  10.16       $  10.30     $   9.21    $  10.38   $   9.85
                                                 ========       ========       ========     ========    ========   ========

Total Return(2).............................          8.1%           3.8%          17.8%        (6.5)%      10.8%       7.3%/(3)/

RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period
     (in thousands).........................     $131,348       $124,545       $118,513     $101,749    $ 99,350   $ 36,304

   Ratio of net expenses to average
     net assets.............................         0.81%/(4)/     0.80%/(4)/     0.84%        0.85%       0.84%      0.82%/(3)/

   Ratio of net investment income
     to average net assets..................         5.05%          5.12%          5.23%        5.28%       4.81%      4.87%/(3)/

   Portfolio turnover rate..................            8%            14%            11%          22%          6%         7%

(1) Commencement of operations.
(2) The front-end sales charge in effect for the Fund prior to June 1, 1994 is not reflected in Total Return as set forth in the table.
(3) Annualized.
(4) The ratio does not include fees paid indirectly. If the Fund did not have fees paid indirectly, the expense ratio would have been 0.82% for 1997 and 0.81% for 1996. Disclosure of fees paid indirectly was not required prior to December 31, 1995.

INVESTMENT OBJECTIVE AND POLICIES

The investment objective of the Fund is to provide investors with a high level of current income that is exempt from federal and Wisconsin personal income taxes. The Fund invests primarily in municipal securities that are exempt from personal income tax in Wisconsin and under federal law, including certain Wisconsin municipal securities and securities of other entities meeting such criteria.

Only limited categories of municipal securities are exempt from Wisconsin personal income taxes. These include higher education bonds issued by the State of Wisconsin, public housing authority bonds issued by Wisconsin municipalities, redevelopment authority bonds issued by Wisconsin municipalities, certain bonds issued by the Wisconsin Housing and Economic Development Authority, Wisconsin Housing Finance Authority bonds, certain general obligation bonds issued by the District of Columbia, Puerto Rico, the Virgin Islands and Guam, and certain public housing agency bonds issued by agencies located outside of Wisconsin.
Due to the limited availability and liquidity of such securities issued within Wisconsin, it is possible that the Fund may invest a significant portion of its assets in obligations issued by territories and possessions of the United States, and the District of Columbia, their agencies or instrumentalities. The Fund may invest up to 100% of its assets in tax-exempt securities of issuers outside of Wisconsin if such securities bear interest which is exempt from federal and Wisconsin personal income taxes.

INVESTMENT POLICIES OF THE FUND

TAX-FREE INCOME. As a matter of fundamental policy, the Fund will seek to invest at least 80% of its assets so that the income earned thereon will be exempt from federal and Wisconsin personal income taxes. In practice, under normal market conditions, the Fund will seek to invest all of its assets so that income therefrom will be exempt from federal and Wisconsin personal income tax, other than assets invested for hedging purposes. There can be no assurance that the Fund will be successful in this investment policy or that it will achieve its investment objective.

Also as a matter of fundamental policy, the Fund will seek to invest its assets so that at least 80% are invested so as to be exempt from the federal alternative minimum tax. However, under abnormal conditions the Fund may invest as much as 100% of its assets in municipal securities issued to finance private activities whose interest is a "tax preference item" for purposes of the federal alternative minimum tax. If you are subject to the alternative minimum tax, a portion of your income may not be exempt from federal income tax. Income distributions that are a tax preference item for purposes of the federal alternative minimum tax are considered to be exempt from federal income tax for purposes of the Fund's objective. See "Dividends, Distributions and Taxes."


TAX-FREE INVESTMENTS. The term "municipal securities," as used in this Prospectus, means debt obligations issued by or on behalf of states, territories or possessions of the United States, the District of Columbia and their political subdivisions, agencies, and instrumentalities, the interest on which is generally exempt from federal income tax. Guam, Puerto Rico and the Virgin Islands are among the territories of the United States that issue municipal obligations in which the Funds may invest.

Municipal securities are classified principally as either "general obligations" or "revenue obligations." General obligation bonds are secured by the municipality's pledge of its credit and taxing power for the payment of principal and interest. Revenue obligations are generally payable only from the revenues derived from a particular facility or class of facilities, or in some cases from the proceeds of a special excise tax or other specific revenue source. Industrial development or revenue bonds are usually bonds the credit quality of which is related directly to the credit standing of the industrial user involved or of any entity which has provided a guaranty or enhancement of such credit.

The Fund may invest in municipal lease obligations, which are issued by a state or local government or authority to acquire land, equipment or facilities and are not fully backed by the municipality's credit. These obligations typically are secured by the municipality's obligation to make payments under the lease, which may be subject to certain conditions, including future appropriation of funds. If the municipality stops making lease payments, the obligations could lose value. A more detailed description of lease obligations is set forth in the Statement of Additional Information under "Investment Objective and Policies
- Tax-Exempt Obligations - State or Municipal Lease Obligations."

OTHER INVESTMENTS. The Fund may invest temporarily in certificates of deposit, bankers' acceptances and other time deposits. Certificates of deposit are certificates representing the obligation of a bank to repay the funds deposited (plus interest thereon) at a time certain after the deposit. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits maturing in greater than seven days will be considered illiquid securities.

Under abnormal market conditions or for defensive purposes, the Fund may invest more than 20% of its assets in fixed-income securities, the interest on which is subject to federal and/or Wisconsin personal income tax. Investments in securities subject to federal income tax will be primarily in securities issued or guaranteed by the United States government, its agencies, instrumentalities or authorities; corporate debt securities rated in the highest three categories by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), or Fitch Investors Service, Inc. ("Fitch"); commercial paper rated in the highest category by S&P or Moody's; unrated variable rate demand notes which Heartland Advisors believes have investment characteristics comparable to debt securities rated in one of the top three rating categories by Moody's, S&P or Fitch; or certificates of deposit of the 100 largest domestic banks in terms of assets which are subject to federal or state regulatory supervision.

INVESTMENT QUALITY

The Fund invests primarily in municipal bonds judged by Heartland Advisors to be of investment grade quality. Such securities are considered by Heartland Advisors to include securities rated at the time of purchase within the four highest rating categories assigned by Moody's, S&P, or Fitch, or securities which are unrated, provided that such securities are judged by Heartland Advisors, at the time of purchase, to be of comparable quality to securities rated within such four highest categories. A description of the ratings assigned by Moody's, S&P and Fitch is contained in the Statement of Additional Information. Investment grade bonds have adequate to strong protection of principal and interest payments. The investment grade rating of some bonds may result from various enhancements, such as insurance or letters of credit, rather than the credit of the issuer. Bonds rated in the fourth highest rating category are more sensitive to economic changes than are bonds rated in one of the top three categories, and such bonds have speculative characteristics.

The Fund may invest up to 25% of its assets in lower quality bonds (those rated below the four highest categories by Moody's, S&P or Fitch or judged by Heartland Advisors to be of comparable quality, commonly known as "junk bonds"), provided that it may not invest in bonds rated below B at the time of purchase. Bonds rated below the top four rating categories are regarded, on balance, as predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the obligation. While such bonds typically offer higher rates of return, they involve greater risk, including greater risk of default and loss of principal.

The prices of these lower rated bonds may be less sensitive to interest rate changes than higher rated bonds, but more sensitive to adverse economic changes. Periods of economic uncertainty and change may cause market price volatility in these higher yielding bonds and corresponding volatility in the Fund's net asset value. Furthermore, higher yielding bonds may contain redemption or call provisions which, if exercised during a declining interest rate environment, may require the Fund to replace the security with a lower yielding security, resulting in a decreased return to the Fund. Finally, the secondary trading market for higher yielding bonds may not be as active as for lower yielding bonds. As a result, it may be difficult to accurately assess the value of such bonds (and therefore the Fund's securities portfolio), and the Fund's ability to dispose of such bonds may be limited. For a more detailed discussion of the risks associated with investing in lower rated securities, see "Investment Objective and Policies - Tax-Exempt Obligations - Non-Investment Grade Bonds" in the Statement of Additional Information.

Subsequent to their purchase by the Fund, particular obligations may cease to be rated or their ratings may be reduced below the minimum rating required for
purchase by the Fund.   Neither event will require the elimination of an
investment from the Fund's portfolio, but Heartland Advisors will consider such an event in its determination of whether the Fund should continue to hold an investment in its portfolio.


Rated as well as unrated municipal securities will be analyzed by Heartland Advisors on the basis of available information as to creditworthiness and with a view to various qualitative factors and trends affecting municipal securities generally. It should be noted, however, that the amount of information about the financial condition of an issuer of municipal securities or an obligor thereon may not be as extensive or as readily available as information regarding securities that are more actively traded. See "Appendix A - Asset Composition" for a summary of the dollar-weighted averages of the Fund's month-end portfolio debt holdings during the year ended December 31, 1997.




OTHER INVESTMENT PRACTICES

In addition to the investments described above, the Fund may invest in certain securities and employ certain investment techniques, which may present special risks as described below. A more complete discussion of these securities and investment techniques and their associated risks, as well as further investment restrictions to which the Fund may be subject, is contained in the Statement of Additional Information.

OPTIONS, FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Fund may engage in transactions in options, futures contracts, and options on futures contracts to hedge against anticipated declines in the market value of its portfolio securities, or against increases in the market values of securities it intends to purchase, or to manage exposure to changing interest rates. The Fund will not use these instruments for speculation. Some options and futures strategies, including selling futures, buying puts and writing calls, tend to hedge the Fund's investments against price fluctuations. Other strategies, including buying futures, writing puts, and buying calls, tend to increase market exposure. Options and futures may be combined with each other in order to adjust the risk and return characteristics of the Fund's overall strategy.

The Fund may purchase and write put and call options that are traded on recognized U.S. exchanges with respect to any type of security or index related to its investments, and may enter into closing transactions with respect to such options. The Fund may purchase and sell futures contracts, including interest rate futures and index futures, that are traded on a recognized U.S. exchange, board of trade or similar entity, or quoted on an automated quotation system. The Fund may also purchase and write put and call options on futures contracts and enter into closing transactions with respect to such options.

The Fund will limit its use of these hedging instruments so that: (i) no more than 5% of the Fund's total assets would be committed to initial margin deposits or premiums on futures contracts; (ii) no more than 20% of the Fund's net assets would be subject to futures contracts; (iii) no more than 5% of the Fund's total assets would be committed to premiums paid for options; and (iv) no more than 20% of the Fund's total assets would be subject to options. Each of these limitations applies immediately after a purchase. A subsequent change in the applicable percentage resulting from market fluctuations does not require elimination of any security, option or future from the Fund's portfolio. Consequently, the Fund's assets could be hedged in excess of the above percentages at a date subsequent to the hedging transaction.

Options and futures can be highly volatile investments and involve certain risks. Successful hedging strategies require the ability to predict future movements in securities prices, interest rates and other economic factors. Heartland Advisors' attempts to use such investments for hedging purposes may not be successful and could result in reduction of the Fund's total return. The Fund's potential losses from the use of futures extends beyond its initial investment in such contracts.

Because available exchange-traded options and futures contracts will not match the Fund's current or anticipated investments exactly, there is a risk that the options or futures positions will not track the performance of the Fund's other investments. The Fund could also experience losses if the prices of its options or futures positions were poorly correlated with its other investments, or if it was unable to close out its positions due to disruptions in the market or lack of liquidity.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS. The Fund may purchase securities on a when-issued or delayed delivery basis, i.e., obligate itself to purchase or sell securities with delivery and payment to occur at a later date in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligation. The Fund will make such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if it is deemed advisable for investment reasons. At the time the Fund makes a commitment to purchase an obligation, it will record the transaction and reflect the value of the obligation in determining its net asset value. The Custodian will maintain on a daily basis a separate account consisting of cash or liquid securities with a value at least equal to the amount of the Fund's commitments to purchase when-issued obligations.

REPURCHASE AGREEMENTS. The Fund also may invest in collateralized repurchase agreements, but has no present intention to do so. Such repurchase agreements are described in the

Statement of Additional Information under "Investment Objective and Policies - Taxable Obligations - Repurchase Agreements."


BORROWING. The Fund may borrow from banks for temporary or emergency purposes up to 10% of its total assets and pledge up to 10% of its total assets in connection therewith. For purposes of this borrowing restriction, collateral arrangements for premium and margin payments in connection with the Fund's hedging activities are not deemed to be a pledge of assets.

PORTFOLIO TURNOVER AND MATURITY


While it is not the policy of the Fund to trade actively for short-term profits, it will dispose of securities without regard to the time they have been held when such action appears advisable to Heartland Advisors. Frequent portfolio trades may result in higher transaction and other costs. The Fund's portfolio turnover rate for the fiscal year ended December 31, 1997 was 8%. The Fund is not restricted as to the average maturity of its portfolio.

INVESTMENT LIMITATIONS

The Fund's investment policies discussed above are subject to further restrictions which are described in the Statement of Additional Information. Three principal investment limitations are that:

1. Under normal market conditions, the Fund will seek to invest at least 80% of its assets so that the income earned thereon will be exempt from federal and Wisconsin personal income taxes.

2. The Fund will seek to invest its assets so that at least 80% are invested so as to be exempt from the federal alternative minimum tax.

3. The Fund will not purchase a security if, as a result thereof, (i) more than 25% of its total assets would be invested in a single issuer, other than securities issued or guaranteed by the United States government, or a state or territory of the United States, or the District of Columbia, or their agencies, instrumentalities, municipalities or political subdivisions or (ii) more than 10% of its net assets would be invested in illiquid securities.

The above "Investment Limitations" are fundamental policies of the Fund and can be changed only by a majority vote of its shareholders. However, neither the investment objective nor policies of the Fund are fundamental and they may be changed by Heartland's Board of Directors. If there is a future change in the investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs.

RISK FACTORS

MARKET RISK. The principal value of the Fund's assets would be expected to vary with changes in interest rates. It may be expected that a decline in prevailing levels of interest rates generally will increase the value of securities held by the Fund, and an increase in rates will generally have the opposite effect. The Fund may employ hedging techniques to reduce the effects of interest rate fluctuations; however, there can be no assurance that such techniques will be successful. Thus, interest rate fluctuations will affect the Fund's net asset value per share, but not the income received by it from its existing portfolio securities. Because yields on securities available for purchase by the Fund will vary over time, no specific yield on the Fund's portfolio can be assured.

Total returns on bonds tend to fluctuate in much wider ranges than fluctuations in interest rates because gain or loss in bond value is combined with interest to calculate total return. The amount of increase or decrease in value and total return will also be affected by the average maturity of the Fund, with shorter maturities tending to minimize changes and longer maturities tending to produce greater changes.

CREDIT RISK

GEOGRAPHIC CONCENTRATION. Ordinarily, an investment company concentrating its investments in limited geographic areas, such as the Fund, would be exposed to greater credit risks than an investment company investing in a nationally diversified portfolio of municipal securities. The value of municipal securities may be closely tied to local, political, and economic conditions and developments within Wisconsin. Other risks include possible tax changes, legislative or judicial action, environmental concerns, and differing levels of supply and demand for debt obligations exempt from federal and Wisconsin personal income taxes.


The Fund's policies and programs seek to minimize this geographic concentration risk in a number of ways. First, the Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code which, in part, require that, at the close of each quarter of the taxable year, those issues which represent more than 5% of the Fund's total assets be limited in the aggregate to 50% of the Fund's total assets, and that no single issue exceed 25% of the Fund's total assets. Moreover, since the Fund's policies and programs permit it to purchase securities issued by territories or possessions of the United States, which are exempt from federal and Wisconsin personal income taxes, the geographic concentration is less than if the Fund was limited solely to investments in one state.


Wisconsin Economy. Wisconsin's economy, although fairly diverse, is primarily concentrated in the manufacturing, services and trade sectors and is influenced by the vast supply of resources in the State. This diversification has caused the State's economy to continue to outperform the national economy. The State's annual unemployment rate over the last ten years has been below the national average. In addition, Wisconsin has historically been able to balance its budget while cutting taxes and not increasing general taxes. As a result of these factors, revenues and assets necessary to support and collateralize interest and principal payments on bonds issued by Wisconsin public and private issuers in which the Fund may invest remain relatively strong.

Puerto Rico Economy. A significant portion of the Fund may be invested in municipal securities issued by or on behalf of Puerto Rico, its agencies or instrumentalities. At March 31, 1998, 5.7% of the Fund's assets were invested in such securities. Once primarily supported by agriculture, Puerto Rico's economy now has a diverse, technology-oriented manufacturing base. In terms of Gross Domestic Product, manufacturing contributes $16 billion, or 42% of GDP. Finance, insurance and real estate services have undergone dynamic growth over the past decade and now account for 13% of GDP. Puerto Rico's unemployment rate remains relatively high at approximately 14% and per capita income is less than half of the U.S. average. Debt ratios for the Commonwealth are high as it assumes much of the responsibility for financing improvements in the local infrastructure. Historically, Puerto Rico's economic base was centered around tax advantages offered to U.S. manufacturing firms. However, legislation passed in 1996 significantly reduces such tax incentives, with a general phase-out by 2006 for corporations with operations on the island. While Puerto Rico may have time to find other sources of economic growth, it is still uncertain what effect such reduction in tax incentives will have on the Commonwealth's economic stability and on the market for its securities.

Guam Economy. The Fund may also invest a significant portion of its assets in certain obligations issued by or on behalf of the Government of Guam. At March 31, 1998, such securities made up 7.4% of the Fund's total assets. Tourism and, to a lesser extent, the U.S. military contribute significantly to Guam's economy. Reductions in the U.S. military presence in Guam, circumstances which negatively impact the tourism industry, such as natural disasters (i.e. seismic activity) and domestic economic difficulties in the countries of its foreign tourists, particularly Japan, or continuation of past weak financial performance could negatively impact the long-term outlook of Guam's economy and the market for its securities.


Industry Concentration. The Fund may invest 25% or more of its total assets in municipal securities whose revenue sources are from similar types of projects, for example, community development, education, electric utilities, health care, housing, redevelopment, transportation, or water, sewer and gas utilities.
There may be economic, business or political developments or changes that affect all securities of a similar type, such as proposed legislation affecting the financing of certain projects, judicial decisions relating to the validity of certain projects or the means of financing them, shortages or price increases of necessary materials, or declining market needs for such projects. Therefore, developments affecting a single issuer or industry, or the securities financing similar types of projects, could have a significant effect on the Fund's performance.

The Fund historically has invested a substantial portion of its assets in housing authority obligations. Since housing authority obligations may be supported to a large extent by federal housing subsidy programs, the failure of a housing authority to meet the qualifications required for coverage under the federal programs could result in a decrease or elimination of subsidies available for payment of principal and interest on the housing authority's obligations. Economic developments, including fluctuations in interest rates, failure or inability to increase rentals and increasing construction and operating costs may adversely impact the revenues of housing authorities, and adverse economic conditions may result in an increasing rate of default by mortgagors on the underlying mortgage loans. For some housing authorities, inability to obtain additional financing could also reduce revenues available to pay existing obligations. In addition, certain housing authority obligations may be subject to early redemption at par based on unused proceeds from the issue and/or prepayment of underlying mortgage obligations.

Obligations issued to finance the operation or expansion of utilities may be affected by various economic and other conditions which adversely impact utility entities, including inflation, increases in financing requirements, increases in raw material, construction and other operating costs, changes in the demand for services and the effects of environmental and other governmental regulations.
In particular, recent laws regulating air quality standards and future legislation regarding other environmental and toxic waste regulation may further increase the cost of utility services.

HOW TO BUY SHARES

SHARE PRICE
The Fund's shares are sold without a sales charge. The Fund's share price is the net asset value per share next determined following receipt of an order in proper form, or receipt of funds if purchase is made by wire, by the Fund or its authorized service agent or sub-agent. Net asset value is calculated daily as described under "Net Asset Value Calculation." Firstar Trust Company serves as the Fund's transfer and dividend disbursing agent (the "Agent").

OPENING AN ACCOUNT AND PURCHASING SHARES

BY MAIL TO:                                  BY OVERNIGHT MAIL TO:
  Firstar Trust Company                      Firstar Trust Company
  Mutual Fund Services, 3rd Floor            Mutual Fund Services, 3rd Floor
  P.O. Box 701                               615 East Michigan Street
  Milwaukee, WI 53201-0701                   Milwaukee, WI 53202

To Open an Account:

Complete and sign the Account Application. Make your check payable to the Heartland Wisconsin Tax Free Fund and mail to one of the addresses above.

To Add to an Account:

Make your check payable to the Fund, indicate your Fund account number on your check, and mail to one of the addresses above. You may also include an "Additional Investment Form" from a prior account statement with your check.

BY WIRE:

  Firstar National Bank
  ABA #0750-00022
  Firstar Trust MFS A/C #112-952-137
  777 East Wisconsin Avenue, Milwaukee, WI 53202
  CREDIT TO: Heartland Wisconsin Tax Free Fund, (your account number and the title of the account)

To Open an Account:

Call the Agent at 1-800-443-2862 prior to sending the wire. Specify Fund name, include your name, and wire as described above. Then complete, sign and mail the Account Application to one of the addresses above for mail or overnight mail.

To Add to an Account:

Specify Fund name, include your name and account number, and wire as described above.

BY TELEPHONE:

  1-800-432-7856

  or

  414-289-7000

To Open an Account:


Unless you have elected not to have this privilege on the Account Application, you may call to exchange from another Heartland fund account with the same registration, including name, address and taxpayer ID number. See "Shareholder Services-Exchange Privilege."

To Add to an Account:

Unless you have elected not to have this privilege on the Account Application, you may call to exchange from another Heartland fund account with the same registration, including name, address and taxpayer ID. See "Shareholder Services-Exchange Privilege." You may also make additional investments from $100 to $25,000 by telephone from your bank checking or NOW Account into your Heartland Funds account. Sign up for this service with a Telephone Purchase Form when you open your account, or call 1-800-432-7856 to receive a form.


AUTOMATICALLY:

To Open an Account:

Complete and sign the Account Application, as well as an Automatic Investment Plan Application, and mail to one of the addresses above. Your purchase of Fund shares will be made automatically in accordance with the Plan.

To Add to an Account:

Use Heartland's automatic investment plan. Sign up for this service on your Account Application, or call 1-800-432-7856 for information on how to add this service.

THROUGH SECURITIES REPRESENTATIVES:

To Open an Account:

You may purchase shares through a broker-dealer or financial institution which must promptly forward the order, together with payment, to the Agent. The broker-dealer or financial institution may charge a fee for such services.

To Add to an Account:

You may purchase shares through a broker-dealer or financial institution which must promptly forward the order, together with payment, to the Agent. The broker-dealer or financial institution may charge a fee for such services.

______________________________________________________________________________

CONDITIONS OF YOUR PURCHASE.

MINIMUM INVESTMENTS.  The minimum initial investment for the Fund is $1,000.
The minimum additional investment, except for reinvestments of distributions and investments under the automatic investment plan, is $100.

PURCHASES THROUGH SERVICE PROVIDERS. If you purchase shares through a program of services offered or administered by a broker-dealer, financial institution, or other service provider, you should read the program materials provided by the service provider, including information relating to fees, in conjunction with this Prospectus. Certain features of a Fund may not be available or may be modified in connection with the program of services provided. When shares are purchased this way, the service provider, rather than its customer, may be the shareholder of record of the shares. Certain service providers may receive compensation from the Funds and/or Heartland Advisors for providing such services.


Certain service providers have been authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized service provider or, if applicable, a service provider's designee, accepts the order.

OTHER CONDITIONS. All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. Cash will not be accepted for the purchase of shares. If a check fails to clear, the purchase to which the check relates will be canceled and the prospective investor will be liable for any losses or fees incurred by the Fund or the Fund's Agent, including without limitation a $20 fee to cover bank handling charges for returning checks due to insufficient funds. When purchases are made by check, the Fund can hold payment on redemption of shares so purchased until it is reasonably satisfied that the check has cleared. To avoid such a delay, an investor can wire federal funds as described above from a bank, which may charge a fee for that service. Wiring federal funds means that the bank sends money to a bank account maintained by the Fund through the Federal Reserve System.

SHAREHOLDER SERVICES

The Fund offers a number of shareholder services designed to facilitate investment in its shares. Full details of each of the services and instructions as to how to participate in the various services can be obtained from the Fund or Heartland Advisors.

AUTOMATIC DIVIDEND REINVESTMENT. You may automatically reinvest all dividends and distributions or elect to receive them in the form of a check. If your dividends and distributions are reinvested, they will automatically purchase additional shares of the Fund, or shares of another Heartland fund, as indicated on your account application, at the net asset value determined on the dividend or distribution payment date, without any sales charge or fees. You may change your election at any time by writing or calling Heartland Advisors. Heartland Advisors must receive any change seven days prior to a payment date for it to be effective for that payment.

AUTOMATIC INVESTMENT PLAN. The automatic investment plan of the Fund offers a simple way to maintain a regular investment program. By completing the automatic investment portion of the account application attached to this Prospectus, you may arrange automatic transfers

(minimum $50 per transaction) from your checking or savings account to your account in the Fund on a monthly or twice-monthly basis. The application must be accompanied by a "voided" check, and be received at least 14 business days prior to the initial transaction. Once enrolled in the automatic investment plan, you may change the monthly amount or terminate your participation at any time by writing the Agent. Allow five business days for a change to become effective. Your bank must be a member of Automated Clearing House. If the automatic purchase cannot be made due to insufficient funds or a stop payment, a $20 service fee will be assessed. If you stop making automatic investments when your aggregate investment in the Fund is less than $500, the Fund reserves the right to redeem your account after giving 60 days notice, unless you make additional investments to bring your account value to $1,000. The program will automatically be terminated upon redemption of all shares, including an exchange of all shares to another fund. You will receive quarterly confirmations of your transactions from the Agent and your regular bank account statement will show the debit transaction each month.

SYSTEMATIC WITHDRAWAL PLAN. You can set up automatic withdrawals from your account at monthly, quarterly, or annual intervals. To begin distributions, you must have an initial balance of $25,000 in your account and withdraw at least $100 per payment. To establish the systematic withdrawal plan, request a form by calling 1-800-432-7856. The systematic withdrawal plan may be terminated by you or by the Fund at any time by written notice.


EXCHANGE PRIVILEGE. Shares of the Fund which have been registered in your name for at least 15 days may be exchanged for shares of any other Heartland fund, or for shares in the Firstar Money Market Fund, provided the fund into which you wish to exchange is qualified for sale in the jurisdiction of residence which you state at the time you make the exchange. Before initiating an exchange, you should obtain from Heartland Advisors and carefully read the prospectus relating to the fund into which you wish to exchange.


Exchanges Among Heartland Funds. Under the exchange privilege, each Heartland fund offers to exchange its shares for shares of another Heartland fund on the basis of relative net asset value per share. In order to qualify for the exchange privilege without further approval of Heartland, it is required that the shares being exchanged have a net asset value of at least $1,000, but not more than $500,000. In addition, if you have certificates for any shares being exchanged, you must surrender such certificates in the same manner as in redemption of shares.


Exchanges with Firstar Money Market Fund. Shareholders may exchange all or a portion of their shares in the Fund for shares of the Firstar Money Market Fund at their relative net asset values and may also exchange back into a Heartland fund without the imposition of any charges or fees. These exchanges are subject to the minimum purchase and redemption amounts set forth in the prospectus for the Firstar Money Market Fund. No charge to shareholders is imposed in connection with this exchange; however, Heartland Advisors, as distributor, is entitled to receive a fee from the Firstar Money Market Fund for certain distribution and support services at the annual rate of .20 of 1% of the average daily net asset value of the shares for which it is the holder or dealer of record.

How to Exchange. To exercise the exchange privilege, you need to do one of the following: (a) contact Heartland Advisors by telephone (1-800-432-7856 or 414-289-7000) and request the exchange, unless you have elected not to have this telephone privilege by so indicating on the Account Application; (b) complete an Exchange Application available from Heartland Advisors and submit it to the Agent; or (c) contact your securities representative (either in writing or by telephone), who will advise Heartland of the exchange, but who may charge a fee for such service. See "HOW TO REDEEM SHARES - Telephone Redemptions" for information on transactions by telephone.

Tax and Other Considerations. An exchange between funds is treated as a sale for federal income tax purposes and, depending upon the circumstances, a short or long-term capital gain or loss may be realized. If you have questions as to the tax consequences of an exchange, you should consult your tax advisor. The exchange privilege may be modified or terminated at any time upon 60 days prior written notice. Although an investor may make up to four exchanges in any calendar year, Heartland reserves the right to limit the number of exchanges beyond that.


DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

DIVIDENDS. The Fund will declare income dividends daily and pay all of its net investment income to shareholders monthly. It is the intent of the Fund to distribute substantially all of the Fund's net investment income. Dividends and capital gains distributions will be reinvested in additional shares of the Fund, unless the shareholder has indicated on the account application or otherwise notified Heartland Advisors by telephone or in writing that he or she elects to receive such dividends and distributions in cash.


CAPITAL GAINS DISTRIBUTIONS. If the Fund has net capital gains for the year it is the intent of the Fund to generally distribute substantially all of the net capital gain.


FEDERAL TAXES. The Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code (the "Code") and, if so qualified, will not be subject to federal income taxes to the extent its earnings are timely distributed. The Fund also intends to make distributions as required by the Code to avoid the imposition of a 4% excise tax.


Interest earned by the Fund on municipal securities is in general federally tax-free when distributed to you as dividends. If the Fund earns taxable income from any of its investments, it would be distributed as a taxable dividend. Gains from the Fund's hedging transactions will be distributed as short-term and long-term capital gains.

The Fund may invest in municipal obligations whose interest (less any related expenses) is subject to the federal alternative minimum tax for individuals (private activity securities). To the extent that the Fund invests in private activity securities, individuals who are subject to the alternative minimum tax will be required to report a portion of the Fund's dividends as a "tax preference item" in determining their federal alternative minimum tax.
Liability for the federal alternative minimum tax will depend on each investor's individual tax circumstances.

Distribution from the Fund's short-term capital gains are federally taxable as dividends, and long-term capital gain distributions are federally taxable at long-term capital gains rates. Distributions of long-term capital gains will be taxable to the investor at long-term capital gains rates regardless of the length of time shares have been held. If you realize a loss on the sale or exchange of Fund shares held six months or less, your short-term loss will be reclassified to long-term to the extent of any long-term capital gain distribution received. The Fund's distributions are taxable when they are paid, whether you take them in cash or reinvest them in additional shares, except that distributions declared in the last three months of the year and paid in January are taxable as if paid on December 31. You will receive information annually indicating the tax status of the dividends received in the prior year under federal and Wisconsin law.


If the Fund's taxable distributions exceed its current and accumulated earnings and profits, all or a portion of those distributions may be treated as a return of capital to shareholders for tax purposes.

STATE TAXES. To the extent that the Fund's distributions are derived from obligations whose interest is tax-free under Wisconsin law, its dividends paid from tax-exempt interest will be exempt from Wisconsin personal income tax. Wisconsin also imposes a state alternative minimum tax dependent upon an investor's individual tax circumstances, which is based on federal alternative minimum tax with certain modifications. Distributions from short-term and long-term capital gains will be taxable as dividends and as capital gains, respectively, for state tax purposes.

"BUYING A DIVIDEND." On the record date for a distribution from capital gains by the Fund, its share price is reduced by the amount of the distribution. If you buy shares just before the record date ("buying a dividend"), you will pay the full price for the shares, and then receive a portion of the price back as a taxable distribution.

OTHER TAX INFORMATION. Under federal tax law, some investors may be subject to a 31% withholding on reportable dividends, capital gains distributions, and redemption payments ("backup withholding"). Generally, investors subject to backup withholding will be those for whom a taxpayer identification number is not on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. In order to avoid this withholding requirement, an investor must certify on the account application that the taxpayer identification number provided is correct and that the investment is not otherwise subject to backup withholding, or is exempt from backup withholding.

The foregoing discussion relates to federal and Wisconsin taxation as of the date of this Prospectus and is general in nature; each investor is advised to consult his or her tax advisor for additional information. Distributions from the Fund, including exempt-interest dividends, may be subject to tax in other states.

THE FUND AND THE HEARTLAND ORGANIZATION

Heartland's Board of Directors provides broad supervision over the affairs of the Fund, and the officers are responsible for its operations.

HEARTLAND ADVISORS

Heartland Advisors provides the Fund with overall investment advisory and administrative services under an Investment Advisory Agreement with Heartland. Subject to policies established by Heartland's Board of Directors, Heartland Advisors makes investment decisions on behalf of the Fund, makes available research and statistical data, and supervises the acquisition and disposition of investments by the Fund. Heartland Advisors is also the distributor for the Fund.


Heartland Advisors, founded in 1982, serves as the investment advisor for the Heartland Small Cap Contrarian Fund, Value Fund, Mid Cap Value Fund, Large Cap Value Fund, Value Plus Fund, U.S. Government Securities Fund, Short Duration High-Yield Municipal Fund, and High-Yield Municipal Bond Fund, eight additional series of Heartland, and also provides investment management services for individuals, and institutional accounts, such as pension funds and profit-sharing plans. As of March 31, 1998, Heartland Advisors had approximately
$4.5 billion in assets under management. Heartland Advisors' principal mailing address is 790 North Milwaukee Street, Milwaukee, Wisconsin 53202. William J. Nasgovitz, a Director and President of Heartland and Heartland Advisors, is a controlling person of Heartland Advisors through his ownership of a majority of its voting common stock.





For the fiscal year ended December 31, 1997, the Fund paid advisory fees of $819,186 or approximately 0.65 of 1% of average net assets.


PORTFOLIO MANAGERS. Patrick J. Retzer, CPA and Thomas J. Conlin, CFA serve as co-managers of the Fund. Mr. Retzer has managed or co-managed the Fund since commencement of its operations. Mr. Retzer is also portfolio co-manager of the Heartland U.S. Government Securities Fund. Mr. Retzer has been Vice President and Treasurer of Heartland Advisors and Heartland since 1987, a Director of Heartland Advisors since 1988 and a Director of Heartland since 1993.


Mr. Conlin joined Heartland Advisors in August, 1996 as a municipal bond portfolio manager. Mr. Conlin previously was managing director of the Municipal Fixed-Income Department of Strong Capital Management, Inc. where he co-managed the High-Yield Municipal Bond Fund, Insured Municipal Bond Fund, Municipal Bond Fund and Short-Term Municipal Bond Fund. Prior to joining Strong in 1991, Mr. Conlin was with Stein, Roe & Farnham, Incorporated. in Chicago, Illinois, where he served both as a portfolio manager and as a director of municipal research.

YEAR 2000. The services provided to the Fund and the shareholders by Heartland Advisors and the Custodian, Transfer and Dividend Disbursing Agent depend on the smooth functioning of their computer systems and those of their outside service providers. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. Such event could have a negative impact on handling securities trades, payments of interest and dividends, pricing and account services. Although, at this time, there can be no assurance that there will be no adverse impact on the Fund, Heartland Advisors and the Custodian, Transfer and Dividend Disbursing Agent have advised Heartland that they have been actively working on necessary changes to their computer systems to prepare for the year 2000 and expect that their systems, and those of their outside service providers, will be adapted in time for that event.



NET ASSET VALUE CALCULATION

The Fund's net asset value per share is computed daily by dividing the total value of the investments and other assets of the Fund, less any liabilities, by the total outstanding shares of the Fund. The net asset value per share is determined as of the close of the New York Stock Exchange regular trading (generally 4:00 p.m. Eastern time) on each day the New York Stock Exchange is opened.

Securities owned by the Fund are valued on the basis of market quotations or at their fair value. The Fund generally uses fair value, as market quotations for most municipal bonds are not readily available on a daily basis. Fair value of the Fund's debt securities is determined by a pricing service approved by Heartland's Board of Directors, based primarily upon information concerning market transactions and dealer quotations for similar securities, or by dealers who make markets in such securities. Debt securities having maturities of 60 days or less may be valued at acquisition cost, plus or minus any amortized discount or premium. Any securities or other assets for which market quotations are not readily available will be valued in good faith at their fair market value using methods determined by Heartland's Board of Directors.

DESCRIPTION OF FUND SHARES


Heartland is a diversified open-end management investment company registered under the Investment Company Act of 1940, which was organized in 1986 as a Maryland corporation. The authorized common stock of Heartland consists of one billion shares, $0.001 par value per share. Heartland is a series company, which means the Board of Directors may establish additional series, and may increase or decrease the number of shares in each series. The Fund is a separate non-diversified mutual fund series of Heartland. Currently, nine series are authorized and outstanding:.

Each share has one vote, and when issued and paid for in accordance with the terms of the offering will be fully paid and non-assessable. Shares have no preemptive, cumulative voting, subscription or conversion rights and are freely transferable. Although annual meetings of shareholders are not required, special meetings of shareholders may be called for purposes such as electing or removing Directors, changing fundamental policies or approving investment advisory contracts.

PORTFOLIO TRANSACTIONS


As provided in its Investment Advisory Agreement, Heartland Advisors is responsible for the Fund's portfolio decisions and the placing of portfolio transactions. In executing such transactions, Heartland Advisors seeks to obtain the best net results for the Fund, taking into account such factors as price (including the brokerage commission or dealer spread), size of order, competitive commissions on similar transactions, difficulty of execution and operation facilities of the firm involved and the firm's risk in positioning a block of securities. While Heartland Advisors seeks reasonably competitive rates, it does not necessarily pay the lowest commission or spreads available. Transactions in smaller issues of municipal securities may involve specialized services on the part of the broker and thereby entail higher spreads than would be paid in transactions involving more widely traded securities.





Although Heartland Advisors may serve as a broker for the Fund, such transactions are expected to be infrequent. In order for Heartland Advisors to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by Heartland Advisors must be reasonable and fair compared to, and will not ordinarily be larger than, the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities.

Allocation of transactions, including their frequency, to various dealers is determined by Heartland Advisors, as the Fund's advisor, in its best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt and efficient execution of orders in an effective manner at the most favorable price. Subject to this primary consideration, Heartland Advisors may also consider the provision of supplemental research services and sales of the shares of Heartland funds as factors in the selection of broker-dealers to execute portfolio transactions.

PERFORMANCE INFORMATION

From time to time the Fund may advertise its "yield" and "total return." Yield is based on historical earnings and total return is based on historical distributions; neither is intended to indicate future performance. The "yield" of the Fund refers to the income generated by an investment in the Fund over a one-month period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during the month is assumed to be generated each month over a 12-month period and is shown as a percentage of the investment.

"Total return" of the Fund refers to the average annual total return for one, five and ten-year periods (or the portion thereof during which the Fund has been in existence). Total return is the change in redemption value of shares purchased with an initial $1,000 investment, assuming the reinvestment of dividends and capital gain distributions, and the redemption of the shares at the end of the period. Performance information should be considered in light of the Fund's investment objective and policies, characteristics and quality of its portfolio securities and the market conditions during the applicable period, and should not be considered as a representation of what may be achieved in the future. The Fund may also advertise total returns other than those described above if such information is deemed informative to investors for use in evaluating the Fund.

In connection with the standardized yield and total return quotations described above, the Fund may also advertise a standardized tax equivalent yield which illustrates the yield that would be required on a fully taxable investment to result in the same net income to an investor in the Fund, after payment of federal and Wisconsin taxes at the stated rate. The yield is computed by dividing that portion of the Fund's current yield which is tax-exempt by one minus a stated federal and Wisconsin income tax rate, and then adding the product to the value of any yield of the Fund which is not tax-exempt.




HOW TO REDEEM SHARES


Shareholders may have any or all of their shares redeemed as described below on any day the Fund is open for business at the next determined net asset value per share following receipt of a redemption in proper form (see "Net Asset Value Calculation").

BY TELEPHONE:

  1-800-432-7856
  or
  414-289-7000

You may redeem by calling Heartland Advisors unless you elected not to have this privilege on your account application.

THROUGH SECURITIES REPRESENTATIVES:

You may redeem shares through a broker-dealer or financial institution, which must promptly forward your instructions to the Agent. The broker-dealer or financial institution may charge a fee for such services.

BY MAIL TO:

  Firstar Trust Company
  Mutual Fund Services, 3rd Floor
  P.O. Box 701
  Milwaukee, WI 53201-0701

BY OVERNIGHT DELIVERY TO:

  Firstar Trust Company
  Mutual Fund Services, 3rd Floor
  615 East Michigan Street
  Milwaukee, WI 53202

Send a written request specifying the name of the Fund, the number of shares to be redeemed, your name, your account number, and any additional documents listed below that apply to your particular account. The Agent cannot accept requests specifying a particular date for redemption or other special conditions. A signature guarantee is required for certain redemptions, including written redemptions over $25,000. For further information, see "Signature Guarantees."

TYPE OF REGISTRATION                REQUIREMENTS

  Individual, Joint Tenants,        Letter of instruction signed by all persons
  Sole Proprietorship, Custodial,   authorized to sign for the account, exactly
  General Partners                  as it is registered, accompanied by
                                    signature guarantee(s) if required.

  Corporations, Associations        Letter of instruction accompanied by a
                                    corporate resolution. The letter must be signed by at least one individual authorized
                                    (via corporate resolution) to act on the account. The corporate resolution must include a corporate seal or signature guarantee.

  Trusts Letter of instruction signed by the Trustee(s) (as Trustee(s)), with signature guarantee(s). (If the Trustee's name is not registered on the account, provide a copy of the trust document, certified within the last 60 days.)

If you do not fall into any of these registration categories (i.e., executors, administrators, conservators, or guardians), please call Heartland Advisors for further instructions.

TELEPHONE REDEMPTIONS. Shares may be redeemed by telephone, unless the shareholder elects not to have this privilege on the account application. By establishing the telephone redemption service, the shareholder assumes some risks for unauthorized transactions. Heartland Advisors has implemented procedures designed to reasonably assure that telephone instructions are genuine. These procedures include recording telephone conversations, requesting verification of various pieces of personal information and providing written confirmation of such transactions. If the Agent, the Fund, Heartland Advisors or any of their employees fails to abide by these procedures, the Fund may be liable to a shareholder for losses he or she suffers from any resulting unauthorized transaction(s). However, none of the Agent, the Custodian, the Fund, Heartland Advisors or any of their employees will be liable for losses suffered by a shareholder which result from following telephone instructions reasonably believed to be genuine after verification pursuant to these procedures.

There is currently no charge for telephone redemptions, although a charge may be imposed in the future. Subject to waiver by the Fund in certain instances, the minimum amount that may be redeemed by telephone is $1,000; all other redemptions may be done in writing. During periods of substantial economic or market changes, telephone redemptions may be difficult to implement. If a shareholder is unable to contact Heartland Advisors or the Agent by telephone, shares may also be redeemed by delivering the redemption request to the Agent in person or by mail as described above. The Agent and the Fund reserve the right to change, modify or terminate this telephone redemption service at any time.

SIGNATURE GUARANTEES. To protect your account, the Agent and the Fund from fraud, signature guarantees are required for certain redemptions. Signature guarantees enable the Agent to be sure that you are the person who has authorized a redemption from your account. Signature guarantees are required for: (1) any redemption by mail if the proceeds are to be paid to someone other than the person(s) or organization in whose name the account is registered or are to be sent to an address other than the address of the registered holder of the shares; (2) any redemptions by mail which request that the proceeds be wired to a bank; (3) any redemptions by mail where the redemption proceeds exceed $25,000; and (4) requests to transfer the registration of shares to another owner. These requirements may be waived by the Fund in certain instances.

The following institutions are acceptable guarantors: (a) commercial banks, savings and loan associations and savings banks, which are members of the Federal Deposit Insurance Corporation; (b) credit unions; (c) trust companies;
(d) firms which are members of a domestic stock exchange; and (e) foreign branches of any of the above. The Agent cannot accept guarantees from notaries public.

SENDING REDEMPTION PROCEEDS. The Agent will not send redemption proceeds until all payments for the shares being redeemed have cleared, which may take up to 15 days from the purchase date.

By Mail. The Agent mails checks for redemption proceeds typically within one or two days, but not later than seven days, after it receives the request and all necessary documents. The Agent will send redemption proceeds in accordance with your instructions.

By Wire. The Agent will normally wire redemption proceeds to your bank the next business day after receiving the redemption request and all necessary documents. The signatures on any written request for a wire redemption must be guaranteed. The Agent currently deducts a $12.00 wire charge from the redemption proceeds. This charge is subject to change. You will be responsible for any charges which your bank may make for receiving wires.

CERTAIN CONDITIONS. If, due to redemptions, exchanges or other transfers, a shareholder's account drops below $500 for three months or more, the Fund has the right to redeem the shareholder's account, after giving 60 days notice, unless the shareholder makes additional investments to bring the account value to $1,000. Alternatively, the Fund may, after giving notice, impose a fee on accounts maintained below the minimum investment level without an active automatic investment plan.

The Fund may suspend the right to redeem shares for any period during which (a) the New York Stock Exchange is closed or the Securities and Exchange Commission determines that trading on the Exchange is restricted; (b) there is an emergency as a result of which it is not reasonably practicable for the Fund to sell its portfolio securities or to calculate the fair value of its net assets; or (c) the Securities and Exchange Commission may permit for the protection of shareholders.

                                APPENDIX A


                            ASSET COMPOSITION


The following table provides a summary of the Fund's debt holdings as rated by the higher of Moody's or S&P or, in the case of unrated securities, as determined by Heartland Advisors. These figures are dollar-weighted averages of month-end portfolio holdings of the Fund during the fiscal year ended December 31, 1997, presented as a percentage of total investments. These percentages are historical and are not necessarily indicative of the quality of current or future Fund holdings, which may vary. Those securities assigned an equivalent rating may include those rated by other nationally recognized rating organizations, as well as unrated securities. Unrated securities are not necessarily lower-quality securities. Issuers of municipal securities frequently choose not to incur the expense of obtaining a rating. Please refer to the Statement of Additional Information for a more complete discussion of these ratings.


                  MOODY'S/S&P RATING                         WISCONSIN TAX FREE FUND
                                                               PORTFOLIO HOLDING %
                                                            (dollar-weighted average)
                       Aaa/AAA                                        22.6%
                        Aa/AA                                          0.5%
                         AA                                           17.0%
                       Baa/BBB                                         8.6%
                        Ba/BB                                          0.0%
                          B                                            0.0%
                                                                      -----

Total                                                                 48.7%
           HEARTLAND EQUIVALENT RATING                      WISCONSIN TAX FREE FUND
                                                              PORTFOLIO HOLDING %
                                                           (dollar-weighted average)
                     Aaa/AAA                                           8.7%
                      Aa/AA                                            1.6%
                       AA                                             27.6%
                     Baa/BBB                                          12.6%
                      Ba/BB                                            0.4%
                        B                                              0.4%
                                                                      -----

Total                                                                 51.3%

HEARTLAND FUNDS

General Information and Account/Price Information (24 hrs):

1-800-432-7856 or (414) 289-7000


HEARTLAND FUNDS

790 North Milwaukee Street
Milwaukee, Wisconsin 53202


INVESTMENT ADVISOR AND DISTRIBUTOR

Heartland Advisors, Inc.
790 North Milwaukee Street
Milwaukee, Wisconsin 53202


CUSTODIAN, TRANSFER AND
DIVIDEND DISBURSING AGENT

Firstar Trust Company
Mutual Fund Services, 3rd Floor
P.O. Box 701
Milwaukee, Wisconsin 53201-0701


INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
100 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

COUNSEL

Quarles & Brady
411 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

                      Statement of Additional Information
                               Dated May 1, 1998

                       HEARTLAND WISCONSIN TAX FREE FUND

            790 North Milwaukee Street, Milwaukee, Wisconsin   53202
                         414-289-7000 or 1-800-432-7856


     This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus dated May 1, 1998 and any supplements thereto ("Prospectus"). A copy of the Prospectus and an account application may be obtained without charge by telephone or written request to the distributor, Heartland Advisors, Inc. ("Heartland Advisors"), or participating dealers or financial institutions. Shareholder inquiries should be directed to the Fund in writing or by telephone.

================================================================================

                                 TABLE OF CONTENTS
                                 -----------------


                                                                            Page
                                                                            ----

Introduction to the Heartland Funds.......................................     2
Investment Objective and Policies.........................................     2
Investment Restrictions...................................................    25
Management................................................................    28
Control Persons and Principal Holders of Securities.......................    31
The Investment Advisor....................................................    31
Performance Information...................................................    33
Determination of Net Asset Value per Share................................    37
Distribution of Shares....................................................    38
Tax Status................................................................    38
Description of Shares.....................................................    40
Portfolio Transactions....................................................    41
Custodian and Transfer and Dividend Disbursing Agent......................    43
Counsel and Independent Public Accountants................................    43
Financial Statements......................................................    43
Appendix A--Securities Rating.............................................    45


                      INTRODUCTION TO THE HEARTLAND FUNDS

     The Heartland family of funds consists of nine separate series of Heartland Group, Inc. ("Heartland"), a Maryland corporation registered as an open-end management investment company. This Statement of Additional Information relates only to the Heartland Wisconsin Tax Free Fund (the "Fund") which is a non-diversified fund with a distinct investment objective and program. A separate Prospectus and related Statement of Additional Information for the other Heartland funds are available from Heartland Advisors.


                       INVESTMENT OBJECTIVE AND POLICIES

General

     The following information supplements the discussion of the Fund's investment objective and policies discussed in the Prospectus. Unless otherwise specified, the investment objective, policies and restrictions of the Fund are not fundamental, and are therefore subject to change by the Board of Directors of Heartland without shareholder approval. However, shareholders will be notified prior to a material change in any such objective, policy or restriction. The fundamental policies of the Fund, on the other hand, may not be changed without the approval of at least a majority of the outstanding shares of the Fund or, if it is less, 67% of the shares represented at a meeting of shareholders of the Fund at which the holders of 50% or more of the shares are represented.

Tax Exempt Obligations

     General. The term "Tax Exempt Obligations" as used herein refers to debt obligations issued by or on behalf of states, territories or possessions of the United States or the District of Columbia, or their agencies, instrumentalities, municipalities and political subdivisions, the interest payable on which is, in the opinion of bond counsel, excludable from gross income both for purposes of federal income taxation (except, in certain instances, the alternative minimum tax, depending upon the shareholder's tax status) and Wisconsin personal income tax. Tax Exempt Obligations are generally issued to obtain funds for various public purposes, including the construction or improvement of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Tax Exempt Obligations may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and lending such funds to other public institutions and facilities. In addition, Tax Exempt Obligations may be issued by or on behalf of public bodies to obtain funds to provide for the construction, equipping, repair or improvement of housing facilities, convention or trade show facilities, airport, mass transit, industrial, port or parking facilities and certain local facilities for water supply, gas, electricity, sewage or solid waste disposal.

     The yields on Tax Exempt Obligations are dependent on a variety of factors, including the financial condition of the issuer or other obligor thereon or the revenue source from which debt service is payable, general economic and monetary conditions, conditions in the relevant market, the size of a particular issue, maturity of the obligation and the rating of the issue.

     Securities in which the Fund may invest, including Tax Exempt Obligations, are subject to the provisions of bankruptcy, insolvency, reorganization and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Congress, state legislatures or other governmental agencies extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations within constitutional limitations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of issuers to make interest and principal payments on their Tax Exempt Obligations may be materially impaired.



     As noted in the Prospectus, the Fund invests primarily in municipal bonds judged by Heartland Advisors, the Fund's investment advisor, to be of investment grade quality. Heartland Advisors considers Tax Exempt Obligations to be investment grade if rated by Moody's, S&P or Fitch within their four highest rating categories for municipal securities, or securities which are unrated, provided that such securities are judged by Heartland Advisors, at the time of purchase, to be of comparable quality to securities rated within such four highest categories. A description of the rating categories is contained in Appendix A attached to this Statement of Additional Information. Bonds rated in the fourth highest rating category are generally more sensitive to economic changes than are those rated in one of the top three categories, and these bonds generally have speculative characteristics.

     Subsequent to being purchased by the Fund, an issue of rated Tax Exempt Obligations may cease to be rated or its rating may be reduced below the top four categories. Neither event will require the sale of such Tax Exempt Obligations by the Fund, but Heartland Advisors will consider such event in determining whether the Fund should continue to hold the Tax Exempt Obligations. To the extent that the ratings given by Moody's, S&P or Fitch for Tax Exempt Obligations may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for their investments in accordance with the investment policies contained in the Prospectus and this Statement of Additional Information.

     The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of the Tax Exempt Obligations which they undertake to rate. Investors should bear in mind, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings are an initial consideration for selection of portfolio investments, Heartland Advisors will subject these securities to other evaluative criteria prior to investing in such securities, and may invest in unrated securities which it believes, based on information available to it and its own analysis, are of comparable quality to those securities that are rated in the top four categories.

     Non-Investment Grade Bonds. The Fund may invest up to 25% of its assets in non-investment grade bonds (those rated below the four highest categories by Moody's, S&P or Fitch or, if unrated, judged by Heartland Advisors to be of comparable quality), provided that the Fund may not invest in bonds rated below B at the time of purchase. These so-called "junk bonds" are regarded, on balance, as predominantly speculative with respect to the capacity of the issuer to pay interest and repay principal in accordance with the terms of the obligation. While such bonds typically offer higher rates of return than investment grade bonds, they also involve greater risk, including greater risk of default. An economic downturn could severely disrupt the market for such high yield bonds and adversely affect their value and the ability of the issuers to repay principal and interest. The rate of incidence of default on junk bonds is likely to increase during times of economic downturns and extended periods of increasing interest rates. Yields on junk bonds will fluctuate over time, and are generally more volatile than yields on investment grade bonds.

     The secondary trading market for junk bonds may be less well established than for investment grade bonds, and such bonds may therefore be only thinly traded. As a result, there may be no readily ascertainable market value of such securities, in which case it will be more difficult for the Fund to value accurately the securities, and consequently the investment portfolio. Under such circumstances, the subjective judgment of the Board of Directors will play a greater role in the valuation. Additionally, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidities of junk bonds, especially in a thinly traded market. To the extent such securities are or become "illiquid" under the guidelines established by Heartland's Board of Directors, the Fund's ability to purchase and hold such securities will be subject to its investment restriction limiting its investment in illiquid securities to 10% of its net assets. See "Investment Restrictions."

     As noted above, the Fund will not invest in junk bonds that are rated below the fifth or sixth rating categories by any of S&P, Moody's, or Fitch (Ba and B for Moody's and BB and B for S&P and Fitch) or, if unrated, judged comparable by Heartland Advisors. Bonds rated in the first of those categories have less near-term vulnerability to default than other speculative issues, however they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. However, business and financial alternatives available to obligors of such bonds can generally be identified which could assist them in satisfying their debt service requirements. Bonds rated in the second of these two categories are considered highly speculative. While the issuers of such bonds must be currently meeting debt service requirements in order to achieve this rating, adverse business, financial or economic conditions could likely impair the issuer's capacity or willingness to pay interest and repay principal. A detailed description of the characteristics associated with the various debt credit ratings established by S&P, Moody's and Fitch is set forth in Appendix A to this Statement of Additional Information.

     While rating categories help identify credit risks associated with bonds, they do not evaluate the market value risk of junk bonds. Additionally, the credit rating agencies may fail to promptly change the credit ratings to reflect subsequent events. Accordingly, Heartland's Board of Directors and Heartland Advisors continuously monitor the issuers of junk bonds held in the Fund's portfolio to assess and determine whether the issuers will have sufficient cash flow to meet required principal and interest payments, and to assure the continued liquidity of such bonds so that the Fund can meet redemption requests.

     Floating and Variable Rate Demand Notes. The Fund may purchase floating and variable rate demand notes. Generally, such notes are secured by letters of credit or other credit support arrangements provided by banks. Such notes normally have a stated long-term maturity but permit the holder to tender the note for purchase and payment of principal and accrued interest upon a specified number of days notice. The issuer of floating and variable rate demand notes normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the note plus accrued interest upon a specified number of days notice to the noteholders. The interest rate on a floating rate demand note is based on a specified interest index, such as a bank's prime rate, and is adjusted automatically with changes in the index. The interest rate on a variable rate demand note is adjusted at specified intervals, based upon current market conditions. Heartland Advisors monitors the creditworthiness of issuers of floating and variable rate demand notes in the Fund's portfolio.

     State or Municipal Lease Obligations. The Fund may invest a portion of its assets in state or municipal leases and participation interests therein. The leases may take the form of a lease with an option to purchase, an installment purchase or a conditional sales contract which is entered into by state and local governments and authorities to purchase or lease a wide array of equipment such as fire, sanitation or police vehicles or telecommunications equipment, buildings or other capital assets. State or municipal lease obligations frequently have the special risks described below which are not associated with general obligation or revenue bonds issued by public bodies.

     The constitution and statutes of many states contain requirements with which the state and municipalities must comply whenever incurring debt. Depending on the circumstances, these requirements may include approving voter referenda, debt limits, interest rate limits and public sale requirements. Leases have evolved as a means for public bodies to acquire property and equipment without needing to comply with all of the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations may be inapplicable for one or more of the following reasons: (i) the inclusion in many leases or contracts of "nonappropriation" clauses that provide that the public body has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis (the "nonappropriation" clause); (ii) the exclusion of a lease or conditional sales contract from the definition of indebtedness under relevant state law; or (iii) the lease provides for termination at the option of the public body at the end of each fiscal year for any reason or, in some cases, automatically if not affirmatively renewed.

     Typically, if the lease is terminated by the public body for nonappropriation or another reason not constituting a default under the lease, the lessor, or holder of participation interest in the lease, is without recourse to the general credit of the public body and may be limited to repossession of the leased property. The disposition of the leased property by the lessor in the event of a lease termination might prove difficult and could result in a loss to the holders of participation interests.

     When-Issued Purchases. The Fund may make commitments to purchase Tax Exempt Obligations on a "when-issued" basis, that is, delivery and payment for the obligations normally takes place at a date after the commitment to purchase although the payment obligation and the coupon rate have been established before the time the Fund enters into the commitment. The settlement date usually occurs within one week of the purchase of notes and within one month of the purchase of bonds. The Fund intends to make commitments to purchase obligations with the intention of actually acquiring them, but may sell the obligations before the settlement date if such action is advisable or necessary as a matter of investment strategy. At the time the Fund makes a commitment to purchase an obligation, it will record the transaction and reflect the value of the obligation in determining its net asset value. The Fund's custodian, Firstar Trust Company (the "Custodian"), will maintain on a daily basis a separate account consisting of cash or liquid debt securities with a value at least equal to the amount of the Fund's commitments to purchase "when-issued" obligations.

     Obligations purchased on a "when-issued" basis or held in the Fund's portfolio are subject to changes in market value based not only upon the public's perception of the creditworthiness of the issuer, but also upon changes in the level of interest rates. In the absence of a change in credit characteristics, which would likely cause changes in value, the value of portfolio investments can be expected to decline in periods of rising interest rates and to increase in periods of declining interest rates.

     When payment is made for "when-issued" securities, the Fund will meet its obligation from its then available cash flow, sale of securities held in the separate account, sale of other securities or, although it would normally not expect to do so, from sale of the "when-issued" securities themselves (which may have a market value greater or lesser than the Fund's obligation). Sale of securities to meet such obligations would involve a greater potential for the realization of capital gains, which could cause the Fund to realize income not exempt from federal and Wisconsin personal income tax.

Taxable Obligations

     As set forth in the Prospectus, under certain circumstances and subject to certain limitations, the Fund may invest in obligations and instruments, the interest on which is includable in gross income for purposes of federal and state income taxation.

     Government Obligations. The Fund may invest in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. These securities include a variety of Treasury securities, which differ in their interest rates, maturities and times of issuance. Treasury Bills generally have maturities of one year or less; Treasury Notes generally have maturities of one to ten years; and Treasury Bonds generally have maturities of greater than ten years. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, such as Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; other obligations, such as those of the Federal Home Loan Banks, are secured by the right of the issuer to borrow from the Treasury; other obligations, such as those issued by the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and other obligations, such as those issued by the Student Loan Marketing Association, are supported only by the credit of the instrumentality itself. Although the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.
The Fund will invest in such securities only when Heartland Advisors is satisfied that the credit risk with respect to the issuer is minimal.

     Repurchase Agreements. The Fund may invest in repurchase agreements. The Custodian will hold the securities underlying any repurchase agreement or such securities will be part of the Federal Reserve Book Entry System. The market value of the collateral underlying the repurchase agreement will be determined on each business day. If at any time the market value of the collateral falls below the repurchase price of the repurchase agreement (including any accrued interest), the obligor under the agreement will promptly furnish additional collateral to the Custodian (so the total collateral is an amount at least equal to the repurchase price plus accrued interest).

     Other Taxable Investments. As noted in the Prospectus, the Fund also may invest temporarily in certificates of deposit, bankers' acceptances and other time deposits.

Options, Futures Contracts and Options on Futures Contracts

     Writing Covered Call Options. The Fund may write covered call options on securities related to its investments (such as U.S. Government securities) and enter into closing transactions with respect to such options. In writing covered call options, the Fund expects to generate additional premium income which should serve to enhance the Fund's total return and reduce the effect of any decline in the market price of the securities in the Fund's portfolio.

     A call option gives the holder (buyer) the right to purchase a specified security at a stated price (the exercise price) at any time before a specified date (the expiration date). The term "covered" call option means that the Fund will own the securities subject to the option or have an unconditional right to purchase the same underlying security at a price equal to or less than the exercise price of the "covered" option, or will establish and maintain with its Custodian, for the term of the option, an account consisting of cash or other liquid assets having a value equal to the fluctuating market value of the optioned securities.


     Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying security in return for the exercise price, even if its current value is greater, a call writer gives up some ability to participate in the price increases in the underlying security. If a call option which the Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security.


     The premium received is the market value of an option. The premium the Fund receives from writing a call option reflects, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security and the length of the option period. The premium received by the Fund for writing covered call options will be recorded as a cash asset and a liability of the Fund. The liability will be adjusted daily with a corresponding adjustment to the Fund's total assets, to reflect the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Fund is computed (close of regular trading on the New York Stock Exchange), or, in the absence of such sale, the latest asked price. The liability will be extinguished and the net gain or loss on the option realized upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security upon the exercise of the option. The Fund does not consider a security covered by a call to be "pledged" as that term is used in the Fund's policy limiting the pledging of its assets.

     Closing transactions may be effected by purchasing a call option in order to realize a profit on an outstanding call option, to prevent an underlying security from being called, or to permit the sale of the underlying security. Furthermore, effecting a closing transaction may permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that the Fund will be able to effect such closing transactions at a favorable price. The Fund may pay transaction costs in connection with the writing or purchase of options to close out previously written options, which costs are normally higher than the transaction costs applicable to purchases and sales of portfolio securities.

     Writing Covered Put Options. The Fund may write covered put options on securities related to its investments, and may purchase options to close out options previously written by the Fund. As the writer (seller) of a put option, the Fund has the obligation to buy from the purchaser the underlying security at the exercise price during the option period. In return for receipt of the premium, the Fund assumes the obligation to pay the exercise price for the option's underlying security if the other party to the option chooses to exercise it. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options.

     The Fund will write put options only on a covered basis, which means that the Fund will maintain a segregated account consisting of cash or other liquid assets in an amount not less than the exercise price of the option, or the Fund will own an option to sell the underlying security subject to the option having an exercise price equal to or greater than the exercise price of "covered" options at all times while the put option is outstanding.
The Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option the Fund has written, however, the Fund must continue to be prepared to pay the exercise price while the option is outstanding, regardless of price changes, and must continue to segregate assets to cover its position.

     If the price of the underlying security rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received for writing the put because it did not own the underlying security and therefore would not benefit from the appreciation in price. If the price of the underlying security falls, the put writer would expect to suffer a loss, which loss could be substantial. However, the loss should be less than the loss experienced if the Fund had purchased the underlying security directly because the premium received for writing the option will mitigate the effects of the decline.

     Purchasing Put Options. The Fund may purchase put options on securities related to its investments (such as U.S. Government securities). As the holder of a put option, the Fund has the right to sell the underlying security at the exercise price at any time during the option period. The Fund may also enter into closing transactions with respect to such options, exercise them or permit them to expire. The Fund may purchase a put option on a security related to its investments as a defensive technique in order to protect against an anticipated decline in the value of the security. Such hedge protection is provided only during the life of the put option when the Fund, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. The premium paid for the put option and any transaction costs would reduce any gain otherwise available for distribution when the security is eventually sold.

     The premium paid by the Fund when purchasing a put option will be recorded as an asset of the Fund. This asset will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Fund is computed (close of regular trading on the New York Stock Exchange), or, in the absence of such sale, the latest bid price. This asset will be extinguished upon expiration of the option, the selling (writing) of an identical option in a closing transaction, or the delivery of the underlying security upon the exercise of the option.

     Purchasing Call Options. The Fund may purchase call options on securities related to its investments. As the holder of a call option, the Fund has the right to purchase the underlying security at the exercise price at any time during the option period. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. A call buyer typically attempts to participate in potential price increases of the underlying security with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

     Index Options. The Fund may buy and sell options on indices related to its investments (such as municipal bond or U.S. Treasury securities indices), and may enter into closing transactions with respect to such options. Options on indices would be used in a manner similar to the use of options on securities; however, upon the exercise of an index option, settlement occurs in cash rather than by delivery of an underlying security, with the exercising option holder receiving the difference between the closing level of the index upon which the option is based and the exercise price of the option. Unlike options on specific debt instruments, gain or loss on an index option depends on the price movements in the instruments underlying the index rather than price movements in individual debt instruments.

     Options on Futures Contracts. The Fund may buy and sell options on futures contracts and enter into closing transactions with respect to such options. Options on futures contracts would be used in a manner similar to the use of options on securities. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call, and a short position if the option is a put) at a specified exercise price at any time during the option exercise. The writer of the option is required upon exercise to assume an offsetting futures position at a specified exercise price at any time during the period of the option. When writing an option on a futures contract the Fund will be required to make margin payments as described below for futures contracts.

     Futures Contracts. The Fund may purchase and sell futures contracts, including interest rate and securities index futures contracts, that are traded on a recognized U.S. exchange, board of trade or similar entity, or quoted on an automated quotation system.


     When the Fund purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When the Fund sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, upon entering into a futures contract, and to maintain an open position in futures contracts, the Fund would be required to deposit "initial margin" with its Custodian in a segregated account in the name of the executing futures commission merchant when the contract is entered into. The initial margin required for a particular futures contract is set by the exchange on which the contract is traded and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on initial margins that may range upward from less than 5% of the value of the contract being traded.

     If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss of the futures contract reaches a point at which the initial margin on deposit does not satisfy margin requirements, the broker will require the payment of "variation margin" to settle the change in value on a daily basis. If the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund. In computing daily net asset value, the Fund marks to market the current value of its open futures contracts. The Fund expects to earn interest income on its margin deposits.

     Futures contracts can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical securities and the same delivery date. If the Fund closes out an open futures contract by entering into an offsetting futures contract, and the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

     The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the Fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When the Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

     A public market exists in futures contracts covering various fixed income securities (including long-term U.S. Treasury Bonds, 10-year U.S. Treasury Notes, Government National Mortgage Association modified pass-through mortgage-backed certificates, three-month U.S. Treasury Bills, and 90-day commercial paper), as well as municipal bonds and related indices. The Fund reserves the right to effect transactions in other securities and indices which may be developed in the future.

Limitations on Futures and Options on Futures Transactions

     The Fund will engage in transactions in options, futures contracts and options thereon only for bona fide hedging and risk management purposes, in each case in accordance with the rules and regulations of the Commodity Futures Trading Commission, and not for speculation.

     The Fund will not enter into any futures contract or option on a futures contract if, as a result, the sum of initial margin deposits on futures contracts and related options and premiums paid for options on futures contracts the Fund has purchased, after taking into account unrealized profits and unrealized losses on such contracts, would exceed 5% of the Fund's total assets; provided, however, that in the case of an option which is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation. In addition to the above limitations, the Fund will not: (a) purchase or sell futures and options on futures or enter into closing transactions with respect thereto if, as a result thereof, the then current aggregate futures market prices and financial instruments required to be delivered under open futures contract sales plus the then current aggregate purchase price of financial instruments required to be purchased under open futures contract purchases would exceed 20% of the Fund's net assets (taken at market value at the time of entering into the contract and excluding the amount by which any of its options on futures are in-the-money); (b) the aggregate value of all premiums paid for put options purchased by the Fund would exceed 5% of the Fund's total assets (less the amount by which any such positions are in-the-money; or (c) the aggregate market value of all portfolio securities covering call options written by the Fund would exceed 20% of the Fund's total assets. The above limitations on the Fund's investments in futures contracts and options and the policies regarding futures contracts and options discussed elsewhere in this Statement of Additional Information are not fundamental policies of the Fund and may be changed by Heartland's Board of Directors as permitted by applicable regulatory authority.

     Combined Positions. The Fund may purchase and write options in combination with each other, or in combination with futures contracts, to adjust the risk and return characteristics of the overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one exercise price and buying a call option at a lower price, in order to reduce the risks of the written call option in the event of a substantial price increase. Because combined positions involve multiple trades, they may result in higher transaction costs and may be more difficult to open and close out.

Risks in Options and Futures Transactions

     Options and futures can be highly volatile investments and involve certain risks. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior, or market or interest rate trends. Successful hedging strategies require the ability to predict future movements in securities prices, interest rates and other economic factors. There can be no assurance that price movements in a hedging vehicle and in the underlying securities will be directly correlated. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from different levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts by an exchange. If price changes in the Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

     The risks of poor correlation may be increased for the Fund because available exchange-traded options and standardized futures contracts will not match the Fund's current or anticipated investments exactly. For example, even the use of an option or a futures contract on a municipal bond index may result in an imperfect correlation since the index generally will be composed of a much broader range of municipal securities then the Tax

Exempt Obligations in which the Fund will be invested, which are limited to securities exempt from federal income tax and Wisconsin personal income tax. To the extent that the Fund's hedging vehicles do not match its current or anticipated investments, there is an increased risk that the options or futures positions will not track the performance of the Fund's other investments.

     Because of the low margin deposits required, futures trading involves a high degree of leverage. A relatively small price movement in futures contracts could result in an immediate and substantial gain or loss to the Fund. Therefore, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract by the Fund.

     There can be no assurance that a liquid secondary market will exist for any particular options or futures contracts at any particular time. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially require the Fund to continue to hold the position until delivery or expiration regardless of changes in its value. As a result, the Fund's access to other assets held to cover its options or futures positions could also be impaired.

Diversification

     The number of issues of securities which meet the Fund's investment objective and criteria may be somewhat limited. As a result, a relatively high percentage of the Fund's assets may be invested from time to time in the obligations of a limited number of issuers, some of which may be subject to the same economic trends and/or be located in the same geographic area. The Fund's portfolio securities may therefore be more susceptible to any single economic, political or regulatory occurrence than the portfolio securities of diversified investment companies.

     The Fund will operate as a non-diversified management investment company under the 1940 Act, but intends to comply with the diversification requirements contained in the Internal Revenue Code of 1986. These provisions of the Internal Revenue Code presently require that, at the end of each quarter of the Fund's taxable year:
(i) at least 50% of the market value of the Fund's assets must be invested in cash, government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets; and (ii) not more than 25% of the value of the Fund's total assets can be invested in the securities of any one issuer (other than government securities or the securities of other regulated investment companies).

     For purposes of such diversification, the identification of the issuer of Tax Exempt Obligations depends on the terms and conditions of the security. If a state or territory of the United States or the District of Columbia, or a political subdivision of any of them, as the case may be, pledges its full faith and credit to payment of a security, the guarantor is deemed the sole issuer of the security. If the assets and revenues of an agency, authority or instrumentality of a state or territory of the United States or the District of Columbia, or a political subdivision of any of them, are separate from those of the state, territory, District or political subdivision, and the security is backed only by the assets and revenues of the agency, authority or instrumentality, such agency, authority or instrumentality is deemed to be the sole issuer of the security. Moreover, if the security is backed only by revenues of an enterprise or specific projects of the state, territory or District, or a political subdivision or agency, authority or instrumentality thereof, such as utility revenue bonds, and the full faith and credit of the governmental unit is not pledged to the payment of principal and interest on the obligation, such enterprise or specific project is deemed the sole issuer. Similarly, in the case of an industrial development bond, if that bond is backed only by certain revenues to be received from the non-governmental user of the project financed by the bond, then such non-governmental user is deemed to be the sole issuer. If, however, in any of the above cases, a state, territory or the District, or a political subdivision of any of them, or some other entity, guarantees a security and the value of all securities issued or guaranteed by the guarantor and owned by the Fund exceeds 10% of the value of the Fund's total assets, the guarantee is considered a separate security and is treated as an issue of the guarantor.

     Health Care Obligations. The Fund may invest, from time to time, 25% or more of its total assets in obligations issued by public bodies, including state and municipal authorities, to finance hospital or health care facilities or equipment. The ability of any subject health care entity or hospital to make payments in amounts sufficient to pay maturing principal and interest obligations is dependent, among other things, upon the revenues, costs and occupancy levels of the subject health care entity or hospital. Revenues and expenses of hospitals and health care facilities will be affected by future events and conditions relating generally to, among other things, demand for health care services at the particular type of facility, increasing costs of medical technology, utilization practices of physicians, the ability of the facilities to provide the services required by patients, employee strikes and other adverse labor actions, economic developments in the service area, demographic changes, greater longevity and the higher medical expenses of treating the elderly, increased competition from other health care providers and rates that can be charged for the services provided. Additionally, a major portion of hospital revenues typically is derived from federal or state programs such as Medicare and Medicaid and from other insurers. The future solvency of the Medicare trust fund is periodically subject to question. Changes in the compensation and reimbursement formulas of these governmental programs or in the rates of insurers may reduce revenues available for the payment of principal of or interest on hospital revenue bonds. Governmental legislation or regulations and other factors, such as the inability to obtain sufficient malpractice insurance, may also adversely impact upon the revenues or costs of hospitals. Future actions by the federal government with respect to Medicare and by the federal and state governments with respect to Medicaid, reducing the total amount of funds available for either or both of these programs or changing the reimbursement regulations or their interpretation, could adversely affect the amount of reimbursement available to hospital facilities. A number of additional legislative proposals concerning health care are typically under review by the United States Congress at any given time. These proposals span a wide range of topics, including cost controls, national health insurance, incentives for competition in the provision of health care services, tax incentives and penalties related to health care insurance premiums and promotion of prepaid health care plans.

Geographic Concentrations

     The following information is a brief summary of factors affecting Wisconsin and Puerto Rico (certain jurisdictions in which the Fund invests) and does not purport to be a complete description of such factors.

     Factors Affecting Wisconsin. Wisconsin's economy, although fairly diverse, is primarily concentrated in the manufacturing, services and trade sectors and is influenced by the vast supply of resources in the State. This diversification has caused the State's economy to continue to outperform the national economy. Federal, state and local government is also a major employer. The top five industrial output rankings, based on value of shipments, include dairy products, motor vehicles and equipment, miscellaneous converted paper products, paper mills and meat products.

     Wisconsin continues to outperform the national economy. The State's annual unemployment rate over the last ten years has been below the national average. In October 1997, the State's unemployment rate was 2.8%, compared to a national average unemployment rate of approximately 4.4%. The State is highly ranked in terms of job creation, especially in the creation of manufacturing jobs. In August 1997, Wisconsin set an all-time monthly record for manufacturing jobs with 616,400 jobs created. Since 1987, the State's personal income tax rate has been reduced from 7.9% to 6.87% (beginning calendar year 1998), and current Governor, Tommy G. Thompson, has expressed his desire to implement further reductions. At the same time, state spending has been controlled.

     It is anticipated that the Wisconsin economy will experience continued growth in the near future, with the State's labor market expected to remain tight during those years.

     The State has an extremely diverse revenue-raising structure. Approximately thirty-five percent of the total revenue is delivered from the various taxes levied by the State. The remainder comes from (i) the federal government, (ii) various kinds of fees, licenses, permits, and service charges paid by users of specific services, privileges or facilities, (iii) investment income, and (iv) gifts, donations and contributions.

     Wisconsin's tax structure has a diverse underlying base consisting of income, general and special product sales and property value. Over sixty-two percent of all general-fund taxes collected by the State is returned to local units of government. The remaining funds are used for payments to individuals and organizations (sixteen percent) and state programs (twenty-one percent).

     Future Federal budget proposals which include reductions in Federal aid would have a more immediate effect on individuals, local governments and other service providers than the State directly. Such proposals, if enacted, would increase the likelihood that the State will be asked to increase its support of the affected parties. Implementing choices posed by the Federal budget would involve State legislative action.

     Wisconsin may increase appropriations from or reduce taxes below the levels established in its budget. In recent past years, Wisconsin has adopted appropriation measures subsequent to passage of its budget act. However, it has been the State's policy that supplemental appropriations adopted by the State Legislature will be within revenue projections for that fiscal period or balanced by reductions in other appropriations. Thus, spending from additional appropriations historically has been matched by reduced disbursements, increased revenues or a combination of both.

     Wisconsin has experienced and expects to continue to experience certain periods when its general fund is in a negative cash position. State statutes provide certain administrative remedies to deal with these periods. The Secretary of Administration may temporarily reallocate up to $400 million of available cash in other funds to the general fund as well as prorate certain payments. The statutes mandate that all payments shall be in accordance with the following order of preference: (1) all direct and indirect payments of principal on Wisconsin general obligation debt must have first priority and may not be prorated or reduced; (2) all direct and indirect payments of principal and interest on operating notes have second priority and may not be prorated or reduced; (3) all Wisconsin employee payrolls have third priority and may not be prorated or reduced;

and (4) all other payments shall be paid in a priority determined by the Secretary of Administration and may be prorated or reduced.

     Unforeseen events or variations may cause a decrease in the receipts or cash flow to the State's agencies. It is not clear what effect, if any, such events would have on the Fund.

     Factors Affecting Puerto Rico. The Fund may invest in obligations of the Commonwealth of Puerto Rico and its political subdivisions, agencies and instrumentalities, that qualify as Tax Exempt Obligations. The majority of Puerto Rico's debt is issued by 10 of the major public agencies that are responsible for many of its public functions, such as water, wastewater, highways, telecommunications, education and public construction.

     The Puerto Rico economy generally parallels the economic cycles of the United States, as most goods are imported from the U.S. Interest rates also generally mirror those of the United States. Once primarily supported by agriculture, Puerto Rico's economy now has a diverse, technology-oriented manufacturing base. In terms of Gross Domestic Product, manufacturing contributes $16 billion, or 42% of GDP. Finance, insurance and real estate services have undergone dynamic growth over the past decade and now account for 13% of GDP. The unemployment rate has remained at approximately 14% to 16% during the past few years.

     Puerto Rico's economy historically has benefited from tax incentives contained in Section 936 of the Internal Revenue Code, which allows U.S. domestic corporations with a substantial amount of their business operations in Puerto Rico to claim a tax credit that effectively eliminates their U.S. income tax on income from those operations. The enactment of the Omnibus Budget Reconciliation Act of 1993 imposed certain limitations on the amount of the credit available to domestic corporations. Legislation passed in 1996 further reduces these tax incentives, with a general phaseout of the credit by the year 2006. It is impossible to predict with certainty what effect the elimination of the Section 936 credit will have on the business operations of U.S. corporations in Puerto Rico; however, it is likely to lessen Puerto Rico's competitive advantage, especially in attracting new businesses to the Commonwealth.

     Factors Affecting Guam. Guam, the westernmost territory of the U.S., is located 3,800 miles to the west-southwest of Honolulu, Hawaii and approximately 1,550 miles southeast of Japan. Guam's economy is heavily dependent upon the U.S. military and tourism, particularly from Japan. Employment in Guam is concentrated in the public sector with 28% in local government and federal jobs. Major private sector employment categories include construction, trade and services. Guam has experienced U.S. military reductions, and it is unclear whether plans to increase tourism may succeed in limiting the negative effects of such reductions. The government of Guam has taken steps to improve its financial position which include the development of local labor; however, there can be no assurances that an improvement will be realized.

Limitation on Size of the Fund

     The Fund may impose a limit on its size, which would have the effect of limiting purchases by persons other than existing shareholders. Such a limitation would not affect dividend reinvestments and purchases of additional shares by persons who are already shareholders of the Fund when the limit is imposed. Such a limitation may be imposed if Heartland Advisors, as investment advisor, believes that the available supply of securities suitable for the Fund's portfolio is limited or for other reasons.

     As the Fund's net assets approached $50 million, Heartland's Board of Directors determined that an adequate supply of suitable securities existed to permit the Fund to continue accepting purchases by new shareholders. The Fund's net assets are currently in excess of $100 million and the Board will continue to monitor the size of the Fund. Factors that the Board will consider in determining whether to continue to accept purchases from new shareholders of the Fund include the availability of an adequate supply of securities of suitable quality for the Fund's portfolio, adequate diversification of portfolio holdings, and the liquidity of the portfolio's holdings.

     If the Board determines to discontinue accepting purchases of the Fund's shares from persons other than existing shareholders, the Fund will mail a written notice of that fact to its existing shareholders at least ten (10) days prior to the effective date of the limitation. When the Board determines to again accept purchases from new shareholders, it will mail written notice of that fact to the Fund's existing shareholders no later than the first day it again commences accepting such purchases. If the Fund were to close to new investors and the amount of new money flowing into the Fund were to decrease, there is a risk that redemptions by existing shareholders might require the Fund to liquidate a portfolio position at an inopportune time in order to effect the redemption.

Portfolio Turnover

     Portfolio turnover for the Fund is the ratio of the lesser of annual purchases or sales of portfolio securities by the Fund to the average monthly value of portfolio securities owned by the Fund, not including securities maturing in less than 12 months. A 100% portfolio turnover rate would occur, for example, if the lesser of the value of purchases or sales of the Fund's portfolio securities for a particular year were equal to the average monthly value of the portfolio securities owned by the Fund during the year. The portfolio turnover rate for the Fund for each of the fiscal years ended December 31, 1997 and 1996 was 8% and 14%, respectively.

                                 INVESTMENT RESTRICTIONS

     The Fund has adopted the following investment restrictions, which are fundamental policies that cannot be changed without the approval of the holders of the lesser of: (i) a majority of the outstanding shares of the Fund; or (ii) 67% of the shares represented at a meeting of shareholders at which the holders of 50% or more of the outstanding shares of the Fund are represented. Any investment restriction which involves a maximum percentage of securities or assets will not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowing by, the Fund. The Fund may not:

     (1) Purchase more than 10% of the outstanding voting securities of an issuer, or invest in a company to get control or manage it.

     (2) Invest more than 25% of its total assets, based on current market value at the time of purchase, in securities of issuers in any single industry; provided that there shall be no such limitation on the purchase of Tax- Exempt Obligations, housing obligations and securities issued or guaranteed by the United States Government, its agencies or instrumentalities.

     (3) Purchase securities of other investment companies if, as a result, more than 10% of the value of the Fund's assets would be so invested; provided that no investment will be made in the securities of any investment company if, immediately after such investment, more than 3% of the outstanding voting securities of such company would be owned by the Fund or more than 5% of the value of the Fund's total assets would be invested in such company; provided further, that no such restriction shall apply to a purchase of investment company securities in connection with a merger, consolidation, acquisition or reorganization.

     (4) Borrow money or property except for temporary or emergency purposes. If the Fund ever should borrow money it would only borrow from banks and in an amount not exceeding 10% of the market value of its total assets (not including the amount borrowed). The Fund will not pledge more than 10% of its net assets to secure such borrowings. In the event the Fund's borrowings exceed 5% of the market value of its total assets, the Fund will not invest in any additional portfolio securities until its borrowings are reduced to below 5% of its total assets.

     (5) Make loans, except that the Fund may: (i) acquire publicly distributed bonds, debentures, notes and other debt securities in which the Fund may invest consistent with its investment policies described in the Prospectus; (ii) lend portfolio securities, provided that no such loan may be made if as a result the aggregate of such loans would exceed 30% of the value of the Fund's total assets; and (iii) through repurchase agreements.

     (6) Underwrite the securities of other issuers except where it might technically be deemed to be an underwriter for purposes of the Securities Act of 1933 upon the disposition of certain securities.

     (7) Issue senior securities.

     (8) Buy or sell real estate.

     (9) Buy or sell commodities.

     (10) Invest in a security if, as a result thereof, more than 25% of the Fund's total assets would be invested in a single issuer, other than securities issued or guaranteed by the United States government, or a state or territory of the United States, or the District of Columbia, or their agencies, instrumentalities, municipalities or political subdivisions.

     (11) Invest in: (i) securities which, in the opinion of Heartland Advisors, as the Fund's advisor, are not, at the time of such investment, readily marketable; (ii) securities the disposition of which is restricted under federal securities laws (as described in nonfundamental restriction (c) below); or (iii) repurchase agreements maturing in more than seven days, if, as a result, more than 10% of the Fund's net assets (taken at current value) would be invested in securities described in clauses (i), (ii) and (iii) of this restriction (11).

     In addition to the foregoing fundamental restrictions, Heartland's Board of Directors has adopted the following restrictions for the Fund, which may be changed without shareholder approval, in order to comply with the securities laws of various states. The Fund may not:

     (a) Invest more than 5% of its total assets in securities of companies which, including any predecessors, have a record of less than three years of continuous operations.

     (b) Buy or sell real estate investment trusts, or oil and gas interests, but this shall not prevent the Fund from investing in securities of companies whose business involves the purchase or sale of real estate, except that the Fund will not invest in real estate limited partnerships.

     (c) Except with respect to investments in repurchase agreements, purchase securities with legal or contractual restrictions on resale if, as a result of such purchase, such investments would exceed 5% of the value of the Fund's net assets.

     (d) Purchase securities on margin or effect short sales of securities, except as required in connection with permissible options and futures activities as described elsewhere in the Prospectus and Statement of Additional Information.

     (e) Purchase or retain the securities of any issuer if the officers, directors, advisors or managers of the Fund owning beneficially more than one and one-half of one percent of the securities of such issuer together own beneficially 5% of such securities; provided no officer or director shall be deemed to own beneficially securities held in other accounts managed by such person or held in employee or similar plans for which such person acts as trustee.

     For the Fund's limitations on futures and options transactions, see "Investment Objective and Policies - Limitations on Futures and Options Transactions."

                                  MANAGEMENT

     The Board of Directors of Heartland provides broad supervision over the affairs of the Fund, and the officers are responsible for its operations. The Directors and officers are listed below, together with their principal occupations during the past five years. Subject to the direction of the Board of Directors, Heartland Advisors is responsible for investment management of the assets of the Fund.

                                                           Principal
                                                          Occupation
                            Position with              During Past Five
  Name and Address            Heartland                      Years
  ----------------          -------------              ----------------
William J. Nasgovitz        President and      President and Director, Heartland
790 N. Milwaukee St.        Director*          Advisors, Inc., since 1982;
Milwaukee, WI  53202                           Senior Vice President-
                                               Investments, Dain Bosworth
                                               Incorporated from 1988 to June


                                               1992; Director of Capital
                                               Investments, Inc., since 1989
                                               (small business investment
                                               company).

Willard H. Davidson         Director           Financial and business consultant
3726 N. Lake Drive                             since 1984; prior thereto,
Milwaukee, WI  53211                           Chairman and a Director, Marine
                                               Corporation (a bank holding
                                               company) and Marine Bank, N.A.

Hugh F. Denison             Director*          Vice President, Heartland
790 N. Milwaukee St.                           Advisors, Inc., since 1988;
Milwaukee, WI  53202                           Director, Heartland Advisors,
                                               Inc. from 1988 through 1996.

Jon D. Hammes               Director           President, The Hammes Company,
Suite 305                                      since 1991; prior thereto,
18000 West Sarah Lane                          Managing Partner, Trammell, Crow
Brookfield, WI  53045                          Co.

Patrick J. Retzer           Vice President,    Senior Vice President and
790 N. Milwaukee St.        Treasurer and      Treasurer, Heartland Advisors,
Milwaukee, WI  53202        Director*          Inc. since 1987; Director of
                                               Heartland Advisors, Inc. since
                                               1988.

A. Gary Shilling            Director           President, A. Gary Shilling &
500 Morris Avenue                              Company, Inc. (economic
Springfield, NJ  07081                         consultants and investment
                                               advisors), since 1978.




Linda F. Stephenson         Director           President and Chief Executive
100 E. Wisconsin Avenue                        Officer, Zigman Joseph
Milwaukee, WI  53202                           Stephenson (a public relations
                                               and marketing communications
                                               firm), since 1989.

Jilaine Hummel Bauer        Vice President     Senior Vice President, Heartland
790 North Milwaukee St.                        Advisors, Inc., since January
Milwaukee, WI  53202                           1998; Senior Vice President,
                                               Stein Roe & Farnham Incorporated,
                                               1992 through 1997.

Paul T. Beste               Vice President     Investment Operations Officer,
790 North Milwaukee St.     and Principal      Heartland Advisors, Inc. since
Milwaukee, WI  53202        Accounting         1997;  Director of
                            Officer            Taxes/Compliance, Strong Capital
                                               Management, Inc., 1992 to June
                                               1997.

Kenneth J. Della            Vice President     Chief Financial Officer,
790 North Milwaukee St.                        Heartland Advisors, Inc. since
Milwaukee, WI  53202                           July 1995. Employed by Heartland
                                               Advisors, Inc. since May 1992.

Lois Schmatzhagen           Secretary          Secretary, Heartland Advisors,
790 N. Milwaukee St.                           Inc. since 1988.
Milwaukee, WI  53201


------------
     *Directors who are "Interested Persons" (as defined in the Investment Company Act of 1940) of Heartland Advisors.

     Heartland pays the compensation of the four Directors who are not officers, directors or employees of Heartland Advisors. The following compensation was paid to those Directors for their services during the fiscal year ended December 31, 1997:


                                                                                  Total
                           Aggregate       Pension or    Estimated Actual      Compensation
                          Compensation     Retirement     Benefits Upon       from Heartland
     Director            from Heartland     Benefits        Retirement       and Fund Complex
     --------            --------------    ----------    ----------------    ----------------
Willard H. Davidson          $16,000          None             None               $16,000
Jon D. Hammes                $16,000          None             None               $16,000
A. Gary Shilling             $16,000          None             None               $16,000
Linda F. Stephenson          $16,000          None             None               $16,000


              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     As of March 31, 1998, the directors and officers of Heartland, as a group (9 persons), owned beneficially less than 1% of the shares of the Fund. As of that date, no person was known to own, of record or beneficially, as much as five percent (5%) of the outstanding shares of the Fund.

                            THE INVESTMENT ADVISOR

     The Fund is managed by Heartland Advisors pursuant to an Investment Advisory Agreement (the "Agreement"). The Agreement was approved most recently on behalf of the Fund by the Board of Directors, including a majority of the Directors who are not interested persons of the Fund or of Heartland Advisors, on July 15, 1997. Heartland Advisors also serves as distributor for the Fund.

     Heartland Advisors is controlled by William J. Nasgovitz, the President and a Director of Heartland, by virtue of his ownership of a majority of its outstanding capital stock. Heartland Advisors, founded in 1982, serves as the investment advisor for the Heartland Small Cap Contrarian, Value, Mid Cap Value, Large Cap Value, Value Plus, U.S. Government Securities, Short Duration High-Yield Municipal and High-Yield Municipal Bond

Funds, eight additional series of Heartland, and also provides investment management services for individuals, and institutional accounts, such as pension funds and profit-sharing plans. As of March 31, 1998, Heartland Advisors had approximately $4.5 billion in assets under management. Mr. Nasgovitz intends to retain control of Heartland Advisors through the continued ownership of a majority of its outstanding voting stock.

     Pursuant to the Agreement, Heartland Advisors provides each Fund with overall investment advisory and administrative services. Subject to such policies as the Board of Directors of Heartland may determine, Heartland Advisors makes investment decisions on behalf of the Fund, makes available research and statistical data in connection therewith, and supervises the acquisition and disposition of investments by the Fund, including the selection of broker-dealers to carry out portfolio transactions. Heartland Advisors will permit any of its officers or employees to serve without compensation from the Fund as directors or officers of Heartland if elected to such positions.

     Heartland Advisors bears all of its own expenses in providing services under the Agreement and pays all salaries, fees and expenses of the officers and directors of the Fund who are affiliated with Heartland Advisors. The Fund bears all its other expenses including, but not limited to, necessary office space, telephone and other communications facilities and personnel competent to perform administrative, clerical and shareholder relations functions; a pro rata portion of salary, fees and expenses (including legal fees) of those directors, officers and employees of Heartland who are not officers, directors or employees of Heartland Advisors; interest expenses; fees and expenses of the Custodian, Agent and Dividend Disbursing Agent; fees of shareholder recordkeeping agents; taxes and governmental fees; brokerage commissions and other expenses incurred in acquiring or disposing of portfolio securities; expenses of registering and qualifying shares for sale with the Securities and Exchange Commission and state securities commissions; accounting and legal costs; insurance premiums; expenses of maintaining the Fund's legal existence and of shareholders' meetings; expenses of preparation and distribution to existing shareholders of reports, proxies and prospectuses; and fees and expenses of membership in industry organizations.

     The Fund pays Heartland Advisors an annual fee (payable in monthly installments) for its services at the rate of 0.65 of 1% of the Fund's average daily net assets. For the fiscal years ended December 31, 1997, 1996 and 1995, the Wisconsin Fund paid advisory fees of $819,186, $789,698 and $728,848, respectively.

     The Agreement provides that Heartland Advisors' fee will be reduced, or that Heartland Advisors will reimburse the Fund (up to the amount of its fee), by an amount necessary to prevent the total expenses of the Fund (excluding taxes, interests, brokerage commissions or transactions costs, distribution fees and extraordinary expenses) from exceeding limits applicable to the Fund in any state in which its shares are then qualified for sale. No state in which shares of the Fund are qualified for sale has such an expense limitation.

     The Agreement will continue in effect from year to year, as long as it is approved at least annually by Heartland's Board of Directors or by a vote of the outstanding voting securities of the Fund, and in either case by a majority of the Directors who are not parties to the Agreement or interested persons of any such party. The Agreement terminates automatically if it is assigned and may be terminated without penalty by either party on not more than 60 nor less than 30 days' notice. The Agreement provides that neither Heartland Advisors nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Agreement.


                            PERFORMANCE INFORMATION

General.
-------

     From time to time the Fund may advertise "yield," "taxable equivalent yield," "average annual total return" and "cumulative total return." Yield is based on historical earnings and total return is based on historical distributions; neither is intended to indicate future performance. The "yield" of the Fund refers to the income generated by an investment in the Fund over a one-month period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during the month is assumed to be generated each month over a twelve-month period and is shown as a percentage of the investment. "Total return" of the Fund refers to the annual average return for 1, 5 and 10-year periods or the portion thereof during which the Fund has been in existence). Total return is the change in redemption value of shares purchased with an initial $1,000 investment, assuming the reinvestment of dividends and capital gain distributions, after giving effect to the maximum applicable sales charge.

     Performance information should be considered in light of the Fund's investment objective and policies, characteristics and quality of its portfolio securities and the market conditions during the applicable period, and should not be considered as a representation of what may be achieved in the future. Investors should consider these factors and possible differences in the methods used in calculating performance information when comparing the Fund's performance to performance figures published for other investment vehicles.

Yield.
-----

     Yield quotations are based on a 30-day (or one-month) period, and are computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                          Yield = 2[(a-b + 1)/6/ - 1]
                                     ---
                                     cd

     Where:

          a = dividends and interest earned during the period;

          b = expenses accrued for the period (net of reimbursements);

          c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and

          d = the maximum offering price per share on the last day of the period.

     The yield for the Fund for the month ended December 31, 1997 was 4.76%. When advertising yield, the Fund will not advertise a one-month or a 30-day period which ends more than 45 days before the date on which the advertisement is published.

Taxable Equivalent Yield.
------------------------

     Taxable equivalent yield is computed by dividing that portion of the yield of the Fund (as computed above) which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield of such Fund that is not tax-exempt. Based upon a combined Wisconsin rate of 6.9% and a federal tax rate of 39.6%, adjusted to reflect the deductibility of state taxes, resulting in an effective combined rate of 43.79%, the taxable equivalent yield for the Fund for the 30 days ended December 31, 1997 was 8.47%.

Total Return.
------------

     Average annual total return is computed by finding the average annual compounded rates of return over the 1, 5 and 10-year periods (or the portion thereof during which the Fund has been in operation) ended on the date of the Fund's balance sheet that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                               P(1 + T)/n/ = ERV

     Where:

          P = a hypothetical initial payment of $1,000;

          T = average annual total return;

          n = number of years; and

          ERV = ending redeemable value for a hypothetical $1,000 payment made at the beginning of the 1, 5 and 10-year periods at the end of the 1, 5 and 10-year period (or fractional portion thereof).

     This calculation assumes all dividends and capital gain distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectus, and includes all recurring fees, such as investment advisory and management fees, charged as expenses to all shareholder accounts. A sales load of 3% was charged with respect to purchases of shares of the Fund prior to June 1, 1994, which is not reflected in the total return figures.

     The average annual total return for the Fund for the one-year and five-year periods ending December 31, 1997 were 8.06% and 6.48%, respectively, and for the period from April 3, 1992 (commencement of operations) to December 31, 1997 was 6.60%.

Cumulative Total Return.
-----------------------

     Cumulative total return is computed by finding the cumulative compounded rate of return over the period indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                CTR=(ERV-P) 100
                                     -----
                                       P

     Where:

          CTR = Cumulative Total Return;

          ERV = Ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of the period;

          P   = Initial payment of $1,000.

     This calculation assumes all dividends and capital gain distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectus, and includes all recurring fees, such as investment advisory and management fees, charged as expenses to all shareholder accounts. A sales load of 3% was charged with respect to purchases of shares of the Fund prior to June 1, 1994, which is not reflected in the total return figures.

     The cumulative total return for the Fund for the one-year and five-year periods ending December 31, 1997 were 8.06% and 36.89%, respectively, and for the period from April 3, 1992 (commencement of operations) to December 31, 1997 was 44.36%.

     The Fund may, from time to time, compare its performance to other mutual funds with similar investment objectives and to the industry as a whole, as quoted by ranking services and publications, such as Lipper Analytical Services, Inc., Morningstar, Inc., CDA Technologies, Forbes, Fortune, Money and Business Week, Value Line, Inc. and the Wall Street Journal. These rating services and magazines rank the performance of the Fund against all funds over specified periods and in specified categories. In general, the Fund would appear in the Municipal Bond Single-State Long-Term or Single-State Municipal Debt Funds Categories. The Fund may also compare its performance to recognized bond market indices, such as the Lehman Brothers Municipal Bond Index.

                  DETERMINATION OF NET ASSET VALUE PER SHARE

     The Fund's shares are sold at their next determined net asset value per share. The Fund determines the net asset value per share by subtracting its liabilities (including accrued expenses and dividends payable) from its total assets (the value of the securities the Fund holds plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of shares outstanding.

     The next determined net asset value per share will be calculated for the Funds as of the close of the New York Stock Exchange regular trading (generally 4:00 p.m. New York time) at least once every weekday, Monday through Friday, except on: (i) customary national business holidays which result in the closing of the New York Stock Exchange, which are New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas; (ii) days when no security is tendered for redemption and no customer order is received; or (iii) days when changes in the value of the investment company's portfolio securities do not affect the current net asset value of the Fund's redeemable securities.

Portfolio securities will be valued as described in the Prospectus for the purpose of calculating net asset value on any day.

                            DISTRIBUTION OF SHARES

     Heartland Advisors, the Fund's investment advisor, also acts as the distributor of the shares of all of the Heartland funds, including the Fund. Heartland Advisors has agreed to use its "best efforts" to distribute the Fund's shares, but has not committed to purchase or sell any specific number of shares. The Distribution Agreement for the Fund is renewable annually by the vote of the Directors at a meeting called for such purpose and may be terminated upon 60 days written notice by either party. The Distribution Agreement will automatically terminate in the event of its assignment. Under the Distribution Agreement, Heartland Advisors, as distributor, will pay for the costs and expenses of preparing, printing and distributing materials not prepared by the Fund and used by Heartland Advisors in connection with its offering of shares for sale to the public, including the additional costs of printing copies of the prospectus and of annual and interim reports to shareholders other than copies required for distribution to shareholders or for filing under the federal securities laws, and any expenses of advertising incurred by Heartland Advisors in connection with the offering of the shares.

                                  TAX STATUS

     The information in this section supplements the discussion of applicable taxes found in the Prospectus (see "DIVIDENDS, DISTRIBUTIONS AND TAXES").

     Each series of a series company, such as Heartland, is treated as a single entity for federal income tax purposes, so that the net realized capital gains and losses of one series are not combined with those of another series in the same company.

     Gain or loss on the sale of securities held by the Fund for more than eighteen months will generally be long-term capital gain or loss. Gains and losses on the sale of securities held by the Fund for more than one year but not more than eighteen months are classified as 28% gain or loss, also known as "mid-term gains or losses." Gain or loss on the sale of securities held for one year or less will be short-term capital gain or loss.

     If a shareholder exchanges shares of one Heartland fund for shares of another Heartland fund, the shareholder will recognize gain or loss for federal income tax purposes. That gain or loss will be measured by the difference between the shareholder's basis in the shares exchanged and the value of the shares acquired.

     It is possible that the Fund's income dividends may, to the extent such dividends consist of interest from obligations of the U.S. Government and certain of its agencies and instrumentalities, be exempt from all state and local income taxes, although subject to federal tax. The Fund intends to advise shareholders of the proportion of its dividends which consist of such interest. Shareholders are urged to consult their tax advisers regarding the possible exclusion of such portion of their dividends for state and local income tax purposes.

     The Fund may enter into certain options and futures contracts which may or may not be treated as Section 1256 contracts or straddles under the Internal Revenue Code. Transactions which are considered Section 1256 contracts will be considered to have been closed at the end of the Fund's fiscal year and any gains or losses will be recognized for tax purposes at that time. Such gains or losses and gains or losses from the normal closing or settlement of such transactions will be characterized as 60% long-term capital gain or loss and 40% short-term capital gain or loss regardless of the holding period of the instrument. The Fund will be required to recognize net gains or losses on such transactions when determining the Fund's distribution requirements even though it may not have closed the transaction and received cash to pay such distribution.

     An option or future may be considered a position in a straddle for tax purposes, in which case a loss on any position in the straddle may be subject to deferral to the extent of unrealized gain in an offsetting position.

     In order for the Fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income (i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities). Options, futures and forward foreign exchange contracts entered into for an investment purpose are qualifying income.

     The Taxpayer Relief Act of 1997 (the "Act") imposed constructive sale treatment for federal income tax purposes on certain hedging strategies with respect to appreciated securities. Under these rules, taxpayers will recognize gain, but not loss, with respect to securities if they enter into short sales of "offsetting notional principal contracts" (as defined by the Act) or futures or "forward contracts" (as defined by the Act) with respect to the same or substantially identical property, or if they enter into such transactions and then acquire the same or substantially identical property. These changes generally apply to constructive sales after June 8, 1997. Furthermore, the Secretary of the Treasury is authorized to promulgate regulations that will treat as constructive sales certain transactions that have substantially the same effect as short sales, offsetting notional principal contracts, and futures or forward contracts to deliver the same or substantially similar property.

                             DESCRIPTION OF SHARES

     In the interest of economy and convenience, certificates representing shares purchased are not ordinarily issued. However, such purchases are confirmed to the investor and credited to their accounts on the books maintained by Firstar Trust Company (the "Agent"), Milwaukee, Wisconsin. The investor will have the same rights of ownership with respect to such shares as if certificates had been issued. Investors may receive a certificate representing whole shares by specifically requesting one by letter to the Agent. If a stock certificate is requested, it will not be sent for at least 14 days. The Directors require payment of any lost instrument bond premiums or federal and state taxes due in connection with the replacement of certificates and may require a fee for each new stock certificate that is issued by the Fund not connected with the purchase of new shares.

     Shareholders have the right to vote on the election of Directors at each meeting of shareholders at which Directors are to be elected and on other matters as provided by law or the Articles of Incorporation or Bylaws of Heartland. Heartland's Bylaws do not require that meetings of shareholders be held annually. However, special meetings of shareholders may be called for purposes such as electing or removing Directors, changing fundamental policies or approving investment advisory contracts. Shareholders of each series of a series company, such as Heartland, vote together with each share of each series in the company on matters affecting all series (such as election of Directors), with each share entitled to a single vote. On matters affecting only one series (such as an increase in that series' investment advisory fees or a change in its fundamental investment restrictions), only the shareholders of that series are entitled to vote. On matters relating to all the series but affecting the series differently (such as a new Investment Advisory Agreement), separate votes by series are required.

                            PORTFOLIO TRANSACTIONS

     The information in this section supplements the information in the Prospectus under "PORTFOLIO TRANSACTIONS."

     Allocation of the portfolio brokerage transactions, including their frequency, to various dealers is determined by Heartland Advisors, as investment advisor, in its best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt and efficient execution of orders in an effective manner at the most favorable price. Subject to this consideration, brokers who provide supplemental investment research, statistical or other services to Heartland Advisors may receive orders for transactions by the Fund. Information so received will enable Heartland Advisors to supplement its own research and analysis with the views and information of other securities firms, and may be used for the benefit of clients of Heartland Advisors other than the Fund. Research services may include advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Some broker-dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions by Heartland Advisors' clients. In addition, some broker-dealers may supply research from third party service providers in consideration of their receipt of brokerage commissions from transactions allocated by Heartland Advisors. The Fund may also consider sales of its own shares as a factor in the selection of broker-dealers to execute portfolio transactions, subject to the policy of obtaining best price and execution.

     For particular transactions, the Fund may pay higher commissions to brokers (other than to Heartland Advisors) than might be charged if a different broker had been selected, if, in Heartland Advisors' opinion, this policy furthers the objective of obtaining best price and execution. The allocation of orders among brokers and the commission rates paid will be reviewed periodically by Heartland's Board of Directors.

     Subject to the above considerations, Heartland Advisors may itself occasionally effect portfolio transactions as a broker for the Fund. The commissions, fees or other remuneration received by Heartland Advisors must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange or on the National Association of Securities Dealers Automated Quotation System during a comparable period of time. This standard would allow Heartland Advisors to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arms' length transaction. Furthermore, the Board of Directors of Heartland, including a majority of the directors who are not interested persons, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Heartland Advisors are consistent with the foregoing standard. Brokerage transactions with Heartland Advisors are also subject to such fiduciary standards as may be imposed upon Heartland Advisors by applicable law.

     The Fund will not deal with Heartland Advisors in any transaction in which Heartland Advisors acts as a principal. However, Heartland Advisors may serve as broker to the Fund in over-the-counter transactions conducted on an agency basis. Pursuant to plans adopted by Heartland's Board of Directors under, and subject to, the provisions of Rule 10f-3 under the Investment Company Act of 1940, the Fund may purchase securities in an offering from an underwriter which is a member of an underwriting syndicate of which Heartland Advisors is also a member. The plans and Rule 10f-3 limit the securities that may be so purchased, the time and manner of purchase, the underwriting discount and amount of purchase, and require a review by the Board of Directors of any such transactions at least quarterly.

     For the fiscal years ended December 31, 1997, 1996 and 1995, the Wisconsin Fund paid $34,385, $31,509 and $1,968, respectively, in brokerage commissions.

             CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

     Firstar Trust Company acts as Custodian of the Fund's investments and acts as Transfer and Dividend Disbursing Agent. Its address is Firstar Trust Company, Mutual Funds Services, 3rd Floor, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.

                  COUNSEL AND INDEPENDENT PUBLIC ACCOUNTANTS

     Quarles & Brady serves as legal counsel for the Fund. Arthur Andersen LLP, independent public accountants, served as auditors of the Fund through calendar year 1996. Price Waterhouse LLP have been selected as independent public accountants for the Fund beginning with fiscal year 1997.

                             FINANCIAL STATEMENTS

     The financial statements and related report of Price Waterhouse LLP, independent public accountants, contained in the

Annual Report to Shareholders of the Fund for the fiscal year ended December 31, 1997 are hereby incorporated by reference. Copies of the Annual Report may be obtained without charge by writing to Heartland Advisors, Inc., 790 North Milwaukee Street, Milwaukee, Wisconsin 53202, or by calling 1-800-432-7856 or
(414) 289-7000.

                                  APPENDIX A

                              SECURITIES RATINGS


GENERAL

     A rating of a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards as to the creditworthiness of an issuer. Consequently, Heartland Advisors believes that the quality of debt securities in which the Funds invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on information furnished by the issuer or obtained by the rating services from other sources which they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

     The following is a description of the characteristics of ratings used by Moody's Investors Service, Inc., Standard & Poor's Corporation, Fitch Investors Service, Inc. and Duff & Phelps.

CORPORATE AND MUNICIPAL BOND RATINGS

     Ratings by Moody's

     Aaa -- Bonds which are rated Aaa are judged to be of the best quality, they carry the smallest degree of investment risk, and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

     A -- Bonds which are rated A are judged to possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact may have speculative characteristics as well.

     Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of contract over any long period of time may be small.

     Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C -- Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's applies numerical modifiers "1", "2" and "3" to the Aa through Caa rating classifications except with respect to Caa ratings of U.S. municipal bond securities. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

     Ratings By Standard & Poor's

     AAA -- This is the highest rating assigned by Standard & Poor's to a debt obligation. The obligor's capacity to meet its financial commitment is extremely strong.

     AA -- An obligation rated AA differs from AAA issues only in small degree. The obligor's capacity to meet its financial commitment is very strong.

     A -- Debt rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment is still very strong.

     BBB -- Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on an obligation.

     Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

     BB -- Debt rated BB is less vulnerable to default on payment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment.

     B -- Debt rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment.

     CCC -- Debt rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment. In the event of adverse business, financial, or economic conditions, it is not likely for the obligor to meet its financial commitment

     CC -- Debt rated CC is currently highly vulnerable to nonpayment.

     C -- The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

     D -- Debt rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     Standard & Poor's ratings, from AA to CCC, may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

     The symbol "r" is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

     Ratings by Fitch IBCA ("Fitch")

Investment Grade

AAA - Highest credit quality. Denotes the lowest expectation of credit risk. Assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA - Very high credit quality. - Denotes a very low expectation of credit risk. Indicates very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events

A - High credit quality. Denotes a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB - Good credit quality. Indicates that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB - Speculative. Indicates that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B - Highly speculative. Indicates that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C - High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD, DD, and D - Default. Securities are not meeting current obligations and are extremely speculative. DDD designates the highest potential for recovery of amounts outstanding on any securities involved. For U.S. corporates, for example, "DD" indicates expected recovery of 50% - 90% of such outstandings, and "D" the lowest recovery potential, i.e. below 50%.

     Fitch applies modifiers "Plus(+)" or "Minus(-)" to the AA, A, BBB, BB, B, CCC, CC and C rating classifications. These modifiers are used to indicate the relative position of a credit within a rating category.

MUNICIPAL NOTE RATINGS

     Ratings by Moody's

     MIG 1. This designation category denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG 2. This designation category denotes high quality. Margins of protection are ample although not so large as in the preceding group.

     MIG 3. This designation category denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

     Ratings by S & P

     SP-1. Notes rated SP-1 have very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are designated as SP-1+.

     SP-2. Notes rated SP-2 have satisfactory capacity to pay principal and interest.

     Notes due in three years or less normally receive a note rating. Notes maturing beyond three years normally receive a bond rating, although the following criteria are used in making that assessment.

     -Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue will be rated as a note.)

     -Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be rated as a note.)

     Ratings by Fitch

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1 - Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 - Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 - Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B - Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C - High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D - Default. Denotes actual or imminent payment default.

VARIABLE RATE DEMAND SECURITIES

     Ratings by Moody's

     Moody's may assign a separate rating to the demand feature of a variable rate demand security. Such a rating may include:

     VMIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     VMIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

     VMIG 3. This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

Ratings by S & P

     S&P assigns a dual rating to all long-term debt issues that have as part of their provisions a demand feature. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols are usually used to denote the put (demand) option (for example, AAA/A-1+). Normally, demand notes receive note rating symbols combined with commercial paper symbols (for example, SP-1/A-1+).

COMMERCIAL PAPER RATINGS

Ratings by Duff & Phelps

     Category 1: Top Grade

     Duff 1+. Highest certainty of timely payment. Short-Term liquidity, including internal operating factors and/or ready access to alternative sources of funds, is clearly outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

     Duff 1. Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

     Duff 1-. High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

     Category 2: Good Grade

     Duff 2. Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

     Category 3: Satisfactory Grade

     Duff 3. Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless timely payment is expected.

Ratings by Moody's

     Moody's commercial paper ratings are opinions of the ability to repay punctually promissory obligations. If an issuer represents that its commercial paper obligations are supported by the credit of another entity or entities, Moody's, in assigning ratings to such issuer evaluates the financial strength of the indicated affiliate, commercial bank, insurance company, foreign government, or other entity, but only as one factor in the total rating assessment.

     Moody's employs the following three category designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:
Prime 1 - highest quality; Prime 2 - higher quality; Prime 3 - high quality.

Ratings by Standard & Poor's

     A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest.

     Issues assigned the highest rating category, A, are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers "1", "2" and "3" to indicate the relative degree of safety. The designation A-1 indicates that the degree of safety regarding timely payment is either overwhelming or very strong. A"+" designation is applied to those issues rated "A-1" which possess extremely strong safety characteristics. Capacity for timely payment on issues with the designation "A-2" is strong. However, the relative degree of safety is not as high as for issues designated A-1. Issues carrying the designation A-3 have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effect of changes in circumstances than obligations carrying the higher designations.

Part C.      Other Information.


Item 24.  Financial Statements and Exhibits
          ---------------------------------

          (a) Financial Statements included in Part A are:  Financial Highlights

          (b) Financial Statements and related footnotes for the Funds included or incorporated by reference in Part B are:

              (1)    Reports of Independent Public Accountants
              (2)    Statement of Net Assets
              (3)    Statement of Changes in Net Assets
              (4)    Statement of Operations

          (c)  Exhibits:

               See Exhibit Index following the signature page of this registration statement, which index is incorporated herein by this reference.

Item 25.  Persons Controlled by or under Common Control with Registrant
          -------------------------------------------------------------

          Not Applicable. See "Control Persons and Principal Holders of Securities" in Part B.

Item 26.  Number of Holders of Securities
          -------------------------------

          On March 31, 1998, the number of record holders of each class of securities of the Registrant was:

                                              NUMBER OF HOLDERS OF
                FUND                         RECORD OF COMMON STOCK
-------------------------------------------  ----------------------
Heartland Small Cap Contrarian Fund                  16,943

Heartland Value Fund                                 65,835

Heartland Mid Cap Value Fund                          1,542

Heartland Large Cap Value Fund                          676

Heartland Value Plus Fund                            10,554

Heartland U.S. Government Securities Fund             2,421

Heartland Wisconsin Tax Free Fund                    3,365

Heartland Short Duration High-Yield Municipal Fund   1,195

Heartland High-Yield Municipal Bond Fund               400

Item 27.  Indemnification
          ---------------

Reference is made to Article IX of the Registrant's Bylaws filed as Exhibit No. 2 to Registrant's Registration Statement with respect to the indemnification of Registrant's directors and officers, which is set forth below:

          Section 9.1.  Indemnification of Officers, Directors, Employees and
          -----------   -----------------------------------------------------
          Agents.  The Corporation shall indemnify each person who was or is a
          ------
          party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative ("Proceeding"), by reason of the fact that he is or was a Director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a Director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against all expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such Proceeding to the fullest extent permitted by law; provided that:
               --------

               (a) whether or not there is an adjudication of liability in such Proceeding, the Corporation shall not indemnify any person for any liability arising by reason of such person's willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office or under any contract or agreement with the Corporation ("disabling conduct"); and

               (b)  the Corporation shall not indemnify any person unless:

                    (1) the court or other body before which the Proceeding was brought (i) dismisses the Proceeding for insufficiency of evidence of any disabling conduct, or (ii) reaches a final decision on the merits that such person was not liable by reason of disabling conduct; or

                    (2) absent such a decision, a reasonable determination is made, based upon a review of the facts, by (i) the vote of a majority of a quorum of the Directors of the Corporation who are neither interested persons of the Corporation as defined in the Investment Company Act of 1940 nor parties to the Proceeding, or (ii) if such quorum is not obtainable, or even if obtainable, if a majority of a quorum of Directors described in paragraph (b)(2)(i) above so directs, by independent legal counsel in a written opinion, that such person was not liable by reason of disabling conduct.

                    Expenses (including attorneys' fees) incurred in defending a Proceeding will be paid by the Corporation in advance of the final disposition thereof upon an undertaking by such person to repay such expenses (unless it is ultimately determined that he is entitled to indemnification),

                         (1) such person shall provide adequate security for his undertaking;

                         (2) the Corporation shall be insured against losses arising by reason of such advance; or

                         (3) a majority of a quorum of the Directors of the Corporation who are neither interested persons of the Corporation as defined in the Investment Company Act of 1940 nor parties to the Proceeding, or independent legal counsel in a written opinion, shall determine, based on a review of readily available facts, that there is reason to believe that such person will be found to be entitled to indemnification.

          Section 9.2. Insurance of Officers, Directors, Employees and Agents.
          -----------  ------------------------------------------------------
          The Corporation may purchase and maintain insurance on behalf of any person who is or was a Director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a Director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in or arising out of his position. However, in no event will the Corporation purchase insurance to indemnify any such person for any act for which the Corporation itself is not permitted to indemnify him.

Reference is made to Section 6 of the Registrant's Distribution Agreement with Heartland Advisors, Inc. filed as Exhibit No. 6(a)(i) to Registrant's Registration Statement with respect to the indemnification of Registrant's directors and officers, which is set forth below.:

Section 6.  Indemnification.
            ----------------


            (a) The Distributor agrees to indemnify and hold harmless the Fund and each of its present or former directors, officers, employees, representatives and each person, if any, who controls or previously controlled the Fund within the meaning of Section 15 of the 1933 Act against any and all losses, liabilities, damages, claims or expenses (including the reasonable costs of investigating or defending any alleged loss, liability, damage, claims or expense and reasonable legal counsel fees incurred in connection therewith) to which the Fund or any such person may become subject under the 1933 Act, under any other statute, at common law, or otherwise, arising out of the acquisition of any Shares by any person which (i) may be based upon any wrongful act by the Distributor or any of the Distributor's directors, officers, employees or representatives, or (ii) may be based upon any untrue statement or alleged untrue statement of a material fact contained in a registration statement, prospectus, shareholder report or other information covering Shares filed or made public by the Fund or any amendment thereof or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading if such statement or omission was made in reliance upon information furnished to the Fund by the Distributor. In no case (i) is a Distributor's indemnity in favor of the Fund, or any person indemnified to be deemed to protect the Fund or such indemnified person against any liability to which the Fund or such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of his duties or by reason of his reckless disregard of his obligations and duties under this Agreement or (ii) is the Distributor to be liable under its indemnity agreement contained in this Paragraph with respect to any claim made against the Fund or any person indemnified unless the Fund or such person, as the case may be, shall have notified the Distributor in writing of the claim within a reasonable time after the summons or other first written notification giving information of the nature of the claim shall have been served upon the Fund or upon such person (or after the Fund or such person shall have received notice to such service on any designated agent). However, failure to notify the Distributor of any such claim shall not relieve the Distributor from any liability which the Distributor may have to the Fund or any person against whom such action is brought otherwise than on account of the Distributor's indemnity agreement contained in this Paragraph.

       The Distributor shall be entitled to participate, at its own expense, in the defense, or, if the Distributor so elects, to assume the defense of any suit brought to enforce any such claim, but, if the Distributor elects to assume the defense, such defense shall be conducted by legal counsel chosen by the Distributor and satisfactory to the Fund, to the persons indemnified defendant or defendants, in the suit. In the event that the Distributor elects to assume the defense of any such suit and retain such legal counsel, the Fund, the persons indemnified defendant or defendants in the suit, shall bear the fees and expenses of any additional legal counsel retained by them. If the

     Distributor does not elect to assume the defense of any such suit, the Distributor will reimburse the Fund and the persons indemnified defendant or defendants in such suit for the reasonable fees and expenses of any legal counsel retained by them. The Distributor agrees promptly to notify the Fund of the commencement of any litigation of proceedings against it or any of its officers, employees or representatives in connection with the issue or sale of any Shares.

In addition, the Registrant maintains an Investment Advisor/Mutual Fund Professional Liability insurance policy with a $10 million limit of liability under which the Registrant and its affiliate, Heartland Advisors, Inc., and each of their respective directors and officers are named insureds.

Registrant undertakes that insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


Item 28.  Business and Other Connections of Investment Advisor
          ----------------------------------------------------

          (a)  Heartland Advisors, Inc.

          Heartland Advisors, Inc. acts as the Investment Advisor and Distributor to each of the Heartland Funds. William J. Nasgovitz, a director and President of Heartland Group, Inc., is a controlling person of Heartland Advisors through his ownership of a majority of its voting common stock. Mr. Nasgovitz has indicated he intends to retain control of the Advisor through continued ownership of a majority of its outstanding voting stock.

          Set forth below is a list of the executive officers and directors of Heartland Advisors, Inc. as of March 31, 1998, together with information as to any other business, profession, vocation or employment of a substantial nature of those officers and directors during the past two years:

                                          POSITION WITH
NAME                                 HEARTLAND ADVISORS, INC.                              OTHER
-------------------------  --------------------------------------------  ------------------------------------------
William J. Nasgovitz       Director and President                        President and Director, Heartland Group,
                                                                         Inc.
Patrick J. Retzer          Director and Senior Vice President,           Vice President, Treasurer, and Director,
                           Treasurer                                     Heartland Group, Inc.
Kevin D. Clark             Senior Vice President, Trading                None
Kenneth J. Della           Chief Financial Officer                       None
Jilaine Hummel Bauer       Senior Vice President and General Counsel     Chief Compliance Officer and General
                                                                         Counsel, Stein Roe & Farnham
                                                                         Incorporated (8/80 - 12/97)
Paul T. Beste              Investment Operations Officer                 Director of Taxes/Compliance, Strong
                                                                         Capital Management, Inc. (3/92 - 6/97)
Lois J. Schmatzhagen       Secretary                                     Secretary, Heartland Group, Inc.
Eric J. Miller             Director and Senior Vice President            None

Item 29.  Principal Underwriters
          ----------------------

          (a) Heartland Advisors, Inc. acts as the Distributor of each of the Heartland funds shares. Heartland Advisors, Inc. does not act as the principal underwriter or distributor for any open-end mutual funds other than the Heartland funds.

          (b)  See response to item 28(a) above.

          (c)  Not applicable.

Item 30.  Location of Accounts and Records
          --------------------------------

          (a)  Heartland Group, Inc.
               790 North Milwaukee Street
               Milwaukee, Wisconsin  53202

          (b)  Firstar Trust Company
               Mutual Funds Services, Third Floor
               P.O. Box 701
               Milwaukee, Wisconsin  53201-0701

          (c)  Firstar National Bank-Milwaukee
               777 East Wisconsin Avenue
               Milwaukee, Wisconsin  53202

Item 31.  Management Services
          -------------------

          Not applicable

Item 32.  Undertakings
          ------------

          If requested to do so by the holders of at least 10% of the Registrant's outstanding shares, the Registrant will call a special meeting for the purpose of voting upon the question of removal of a Director or Directors and will assist in the communications with other shareholders as if the Registrant were subject to Section 16(c) of the Investment Company Act of 1940.

          The Registrant hereby undertakes to furnish each person to whom a prospectus is delivered a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Milwaukee, and State of Wisconsin, on the 29th day of April, 1998.


                                    HEARTLAND GROUP, INC.



                                    By:  /s/ William J. Nasgovitz
                                       --------------------------
                                       WILLIAM J. NASGOVITZ
                                       President and Chief Executive Officer


     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed on this 29th day of April, 1998, by or on behalf of the following persons in the capacities indicated.

SIGNATURE                                                              TITLE
/s/ William J. Nasgovitz                                               Director and President (Chief Executive Officer)
--------------------------------------------------------------
WILLIAM J. NASGOVITZ

/s/ Patrick J. Retzer                                                  Director, Vice President and Treasurer (Chief Financial and
--------------------------------------------------------------
PATRICK J. RETZER                                                      Accounting Officer)

Hugh F. Denison *                                                       Director
--------------------------------------------------------------
HUGH F. DENISON

A. Gary Shilling *                                                      Director
--------------------------------------------------------------
A. GARY SHILLING

Willard H. Davidson *                                                   Director
--------------------------------------------------------------
WILLARD H. DAVIDSON

Jon D. Hammes *                                                         Director
--------------------------------------------------------------
JON D. HAMMES

Linda F. Stephenson *                                                   Director
--------------------------------------------------------------
LINDA F. STEPHENSON


* By:  /s/ William J. Nasgovitz
       -------------------------------------------------------------------
       WILLIAM J. NASGOVITZ

      Pursuant to Power of Attorney dated April 27, 1995

                                 EXHIBIT INDEX
                                 -------------


EXHIBIT                                                  NUMBERED
NUMBER    DESCRIPTION                                      PAGE
------    -----------                                    --------

1(a)      Articles of Incorporation*

1(b)      Form of Articles Supplementary to
          Articles of Incorporation filed
          with Maryland Department of
          Assessments and Taxation to
          withdraw the designation of, and
          to discontinue, the series known
          as the Heartland Nebraska Tax Free
          Fund*

2         Amended and Restated By-Laws*

3         None

4         None

5(a)      Investment Advisory Agreement for
          Heartland Value Fund*

5(b)      Investment Advisory Agreement for
          Heartland U.S. Government, Wisconsin
          Tax Free, Value Plus, Small Cap
          Contrarian, Mid Cap Value and
          Large Cap Value Funds*

5(c)      Amended Schedule A to Investment Advisory
          Agreement adding Heartland Short Duration
          High-Yield Municipal and Heartland High-Yield
          Municipal Bond Funds*

6(a)(i)   Distribution Agreement between Heartland Group,
          Inc. and Heartland Advisors, Inc.*

6(a)(ii)  Amendment No. 1 to Distribution
          Agreement between Heartland Group,
          Inc. and Heartland Advisors, Inc.*

6(b)      Form of Selected Dealer Agreements*

6(c)      Form of Selling Agreement for Banks*

7         None

8         Custodian Agreement*

9(a)      Transfer Agent/Dividend Disbursing Agent Agreement*

9(b)      Heartland Group, Inc.'s Rule 10f-3 Plan*

9(c)      Heartland Value Fund, Inc.'s Rule 10f-3 Plan*

10        Opinion of Quarles & Brady*



11(a)(1)  Consent of Arthur Andersen LLP

  (a)(2)  Consent of Price Waterhouse LLP

11(b)     Consent of Quarles & Brady*

12        None

13        Subscription Agreements*

14(a)     Form of Model Retirement Plans*

14(b)     Form of Heartland Funds Individual
          Retirement Account Agreement and
          Forms*

14(c)     Form of Heartland Funds Section
          403(b)(7) Custodial Account
          Agreement and Forms*

14(d)     Form of Heartland Funds SIMPLE
          IRA Attachment to IRS
          Form 5305-SA*

15(a)     The Value Fund's Rule 12b-1 Plan*

15(b)     Heartland Group Inc.'s Amended and
          Restated Rule 12b-1 Plan*

15(c)     Form of Related Distribution
          Agreement for Rule 12b-1 Plan*

16(a)     Schedules for Computation of Performance
          Information for the Heartland
          Value Fund and the Heartland U.S.
          Government Fund*

16(b)     Schedules for Computation of
          Performance Information for the
          Heartland Wisconsin Tax Free Fund*

16(c)     Schedules for Computation of
          Performance Information for the
          Heartland Value Plus Fund*

16(d)     Schedules for Computation of
          Performance Information for the
          Heartland Small Cap Contrarian
          Fund*

16(e)     Schedules for Computation of Performance
          Information for the Heartland Short
          Duration High-Yield Municipal Fund *

16(f)     Schedules for Computation of Performance
          Information for the Heartland High-Yield
          Municipal Bond Fund *

17        Financial Data Schedules (See Exhibit 27)

18        None

27.1      Financial Data Schedule for the Heartland
          Value Fund

27.2      Financial Data Schedule for the Heartland
          U.S. Government Securities Fund

27.3      Financial Data Schedule for the Heartland
          Wisconsin Tax Free Fund

27.5      Financial Data Schedule for the Heartland
          Value Plus Fund

27.6      Financial Data Schedule for the Heartland
          Small Cap Contrarian Fund

27.7      Financial Data Schedule for the Heartland
          Mid Cap Value Fund

27.8      Financial Data Schedule for the Heartland
          Large Cap Value Fund

27.9      Financial Data Schedule for the Heartland
          Short Duration High-Yield Municipal Fund

27.10     Financial Data Schedule for the Heartland
          High-Yield Municipal Bond Fund


__________________

*    Previously filed and incorporated herein by reference.